UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MIMECAST LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Mimecast Limited ordinary shares, $0.012 par value per share (“Company Ordinary Shares”).
(2)

Aggregate number of securities to which transaction applies:

As of January 5, 2022: (A) 66,921,842 Company Ordinary Shares issued and outstanding; (B) 3,924,322 Company Ordinary Shares issuable upon the exercise of outstanding share options; (C) 3,369,949 Company Ordinary Shares issuable upon the settlement of outstanding Company restricted share unit awards; (D) 445,786 Company Ordinary Shares issuable pursuant to the employee share purchase plan; (E) zero Company Ordinary Shares held in the treasury of the Company; and (F) zero Company Preferred Shares issued and outstanding.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for purposes of calculating the filing fee, the underlying value of the transaction was calculated based on the sum of: (A) 66,921,842 Company Ordinary Shares, multiplied by $80.00; (B) 3,924,322 Company Ordinary Shares issuable upon the exercise of outstanding share options, multiplied by $43.8651 (which is the difference between $80.00 and the weighted average exercise price of $36.1349); (C) 3,369,949 Company Ordinary Shares issuable upon the settlement of outstanding Company restricted share unit awards, multiplied by $80.00; and (D) 445,786 Company Ordinary Shares issuable pursuant to the employee share purchase plan, multiplied by $80.00.

	(4)	Proposed maximum aggregate value of transaction: $5,831,146,936.96
	(5)	Total fee paid: $540,547.32

In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying $5,831,146,936.96 by .0000927

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED JANUARY 13, 2022

MIMECAST LIMITED

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Mimecast Shareholder:

You are cordially invited to attend two special meetings of the shareholders of Mimecast Limited, a public limited company incorporated under the Laws of the Bailiwick of Jersey (“Mimecast” or the “Company”), which will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom. The first, the special meeting of Company Shareholders (and any adjournment or postponement thereof) ordered by the Royal Court of Jersey (the “Court”) (the “Scheme Meeting”), is to be held on [●], 2022 at [●] (London Time), and the second, the extraordinary general meeting of the Company Shareholders (and any adjournment or postponement thereof), is to be held on [●], at [●] (London Time) (the “Company GM” and together with the Scheme Meeting, the “Meetings” or the “special meetings”), or, if the Scheme Meeting has not concluded by [●], at [●] (London Time), as soon as possible after the conclusion of the Scheme Meeting.

Mimecast believes it is important to hold the Meetings at our global headquarters in London, United Kingdom and, as a result, we intend to conduct the Meetings in person. However, Mimecast continues to actively monitor the global coronavirus (“COVID-19”) pandemic. Mimecast remains sensitive to the public health and travel concerns Mimecast’s directors, officers and shareholders may have and the protocols that governments in the United Kingdom, the European Union and the United States may impose regarding travel and public gatherings. In the event it is not advisable or possible to hold the Meetings in person, we will announce alternative arrangements for the Meetings as promptly as practicable, which alternatives may include any one or more of the following options: (i) limiting the number of attendees who are permitted to join the Meetings in person, (ii) limiting in person attendance to a limited number of members of Mimecast’s Board of Directors and restricting shareholders from attending in person, (iii) establishing more than one formal venue at which the in person Meetings will be simultaneously held, or (iv) another reasonable alternative determined by the Board of Directors in its discretion.

As previously announced, on December 7, 2021, Magnesium Bidco Limited, a private limited company incorporated in England & Wales (the “Buyer”), entered into a Transaction Agreement (the “Transaction Agreement”) with Mimecast Limited pursuant to which Buyer will acquire the entire issued share capital of Mimecast Limited in a transaction which is referred to as the “Transaction” or the “acquisition”.

The Transaction Agreement provides for the implementation of the scheme of arrangement pursuant to which Buyer will acquire all of Mimecast’s shares then outstanding as of the time that an act of the Court sanctioning the scheme of arrangement has been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”) and Company Shareholders (as defined in the proxy statement) will be entitled, in accordance with the terms of the scheme of arrangement, to receive an amount in cash, without interest, equal to $80.00 per Mimecast ordinary share that is outstanding immediately prior to the Effective Time (the “Per Share Consideration”).

The Board of Directors of Mimecast (the “Company Board”), after considering the factors more fully described in the accompanying proxy statement, has: (1) determined that the acquisition by Buyer of the entire issued share capital of Mimecast and the scheme of arrangement are in the best interests of Mimecast and its shareholders, and declared it advisable to enter into the Transaction Agreement; (2) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by Buyer of the entire issued share capital of Mimecast and the scheme of arrangement; and (3) resolved to recommend that the shareholders of Mimecast vote FOR the approval of the scheme of arrangement at the Scheme Meeting and the passing of the special resolution to authorize the Company Board to take all such action as they may consider necessary or appropriate for carrying out the Scheme (as defined in the proxy statement) into full effect and to alter the Company’s articles of association for purposes thereof. The Company Board recommends that you vote “FOR” the approval of all proposals presented in the accompanying proxy statement.

The accompanying proxy statement provides detailed information about the Meetings, the Transaction Agreement and the Transaction. A copy of the Transaction Agreement is attached as Annex A to the proxy statement.

Beneficial Owners

Shareholders who beneficially own Company shares (as defined in the proxy statement) for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company shares are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders”. Beneficial holders as of [●] ([●]) on [●], 2022 (the “Beneficial Holder Record Time”) will be entitled to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the Meetings. If you are a beneficial owner, only your broker, bank, trustee or other nominee can vote your Company shares and the vote cannot be cast unless you provide instructions to your broker, bank, trustee or other nominee or obtain a legal proxy from your broker, bank, trustee or other nominee. You should follow the directions provided by your broker, bank, trustee or other nominee regarding how to instruct such person to vote your Company shares. Because the accompanying proxy statement relates to two separate special meetings, beneficial holders will receive voting instructions applicable to each special meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or nominee to vote their beneficially held shares. Please note that beneficial holders of shares held through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.

Shareholders of Record

Shareholders of record whose names appear on the register of Mimecast as of 6:00 p.m. (London time) on the date which is two (2) business days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”) are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings. As used herein, “business day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or the Bailiwick of Jersey are authorized or required by applicable law to close or, in the case of the Bailiwick of Jersey, are customarily closed for normal banking business. Shareholders of record are receiving two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You are encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible.

You are being asked to consider and vote on a proposal to approve the scheme of arrangement at the Scheme Meeting. At the Company GM, you are being asked (i) to authorize the Company Board to take all actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect and to amend the Company’s articles of association for purposes thereof and (ii) to approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction”. More information about the transaction and the proposals is contained in the accompanying proxy statement. We urge all Company shareholders to read the accompanying proxy statement, including the annexes and the documents incorporated by reference therein, carefully and in their entirety.

It is expected that the Company’s directors and executive officers will vote “FOR” each of the proposals at the Scheme Meeting and the Company GM, although none of them have entered into any agreement or instrument requiring them to do so, except with respect to certain executive officers and directors who have executed irrevocable undertakings as described below under the heading “The Transaction Agreement—Irrevocable Undertakings” beginning on page [●]. In considering the recommendation of the Board, you should be aware that certain directors and executive officers of Mimecast have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●] of the accompanying proxy statement for more information. Your vote is very important. Please vote as soon as possible, whether or not you plan to attend the special meetings, by following the instructions in the accompanying proxy statement.

Subject to the approvals of the scheme proposal at the Scheme Meeting and the proposal to amend the Company’s articles of association at the Company GM and the satisfaction of the other conditions to the completion of the Transaction, it is anticipated that the Court hearing of the application to sanction said scheme of arrangement (the “Court Hearing”) will take place in the first half of 2022.

Company Shareholders are entitled to attend and be heard at the Court Hearing, either in person or through a Jersey advocate, to support or oppose the Scheme. The Company will disclose the date of the Court Hearing by public announcement and SEC filing after it has been scheduled and not less than [●] days before the Court Hearing.

Thank you for being a Mimecast shareholder. We look forward to seeing you at the Meetings.

Sincerely,

Peter Bauer
Chairman and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Transaction or the securities to be issued in connection with the Transaction or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated [●], 2022 and is first being mailed on or about [●], 2022.

ADDITIONAL INFORMATION

The accompanying proxy statement incorporates by reference important business and financial information about Mimecast Limited from documents that are not included in or delivered with the proxy statement. This information is available to you without charge upon your written or oral request. The documents incorporated by reference will not be provided to you unless they are requested by you. You can obtain the documents incorporated by reference in the proxy statement by requesting them in writing, by telephone or by visiting the investor relations website as follows:

Mimecast Limited

c/o Mimecast North America, Inc.

191 Spring Street, Lexington, Massachusetts 02421 USA

Attention: Investor Relations

Email: Investors@mimecast.com

Phone: (617) 393-7074

In addition, if you have questions about the transaction or the special meetings, or if you need to obtain copies of the accompanying proxy statement, forms of proxy or other documents incorporated by reference in the proxy statement, you may contact Mimecast’s proxy solicitation firm listed below. You will not be charged for any of the documents you request.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-free: (877) 456-3463

Banks and Brokers Call: (212) 750-5833

If you would like to request documents, please do so by [●] (London time) on [●], 2022 in order to ensure timely delivery of the documents before the special meetings.

For a more detailed description of the information incorporated by reference in the accompanying proxy statement and how you may obtain it, see “Where You Can Find More Information” beginning on page [●] of the accompanying proxy statement.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED JANUARY 13, 2022

MIMECAST LIMITED

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

NOTICE OF SCHEME MEETING

IN THE ROYAL COURT OF JERSEY
SAMEDI DIVISION	File No. [●]
[●]

IN THE MATTER OF MIMECAST LIMITED

– and –

IN THE MATTER OF ARTICLE 125 OF THE COMPANIES (JERSEY) LAW 1991

NOTICE IS HEREBY GIVEN that, by an Act of the Court dated [●], 2022 made in the above matters, the Royal Court of Jersey (the “Court”) has ordered a meeting (the “Scheme Meeting”) to be convened of the holders of the Company Shares (as defined in the proposed scheme of arrangement that is included in the accompanying proxy statement) of Mimecast Limited, a public limited company incorporated under the Laws of the Bailiwick of Jersey (“Mimecast”) for the purpose of considering and, if thought fit, approving the following resolution to approve a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 18A of the Companies (Jersey) Law 1991, as amended (the “Companies Law”), between Mimecast and the holders of the Scheme Shares (as defined in the proposed scheme of arrangement that is included in the accompanying proxy statement), and that the Scheme Meeting will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London time), unless adjourned or postponed:

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey be agreed to.”

Mimecast believes it is important to hold the Scheme Meeting at our global headquarters in London, United Kingdom and, as a result, we intend to conduct the Scheme Meeting in person. However, Mimecast continues to actively monitor the global coronavirus (“COVID-19”) pandemic. Mimecast remains sensitive to the public health and travel concerns Mimecast’s directors, officers and shareholders may have and the protocols that governments in the United Kingdom, the European Union and the United States may impose regarding travel and public gatherings. In the event it is not advisable or possible to hold the Scheme Meeting in person, we will announce alternative arrangements for the Scheme Meeting as promptly as practicable, which alternatives may include any one or more of the following options: (i) limiting the number of attendees who are permitted to join the Scheme Meeting in person, (ii) limiting in person attendance to a limited number of members of Mimecast’s Board of Directors and restricting shareholders from attending in person, (iii) establishing more than one formal venue at which the in person Scheme Meeting will be simultaneously held, or (iv) another reasonable alternative determined by the Board of Directors in its discretion.

A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to Article 126 of the Companies Law are included in the proxy statement of which this Notice forms a part. By the said Act of the Court, the Court has appointed Peter Bauer or, failing him, any other director of Mimecast, to act as Chairman of the Scheme Meeting and has directed the Chairman to report the result thereof to the Court.

The proxy statement contains further instructions in relation to the Scheme and the Scheme Meeting and should be read in its entirety.

The Scheme will be subject to the subsequent sanction of the Court.

Shareholders of Record and Beneficial Holders

Shareholders whose names appear in the register of shareholders of Mimecast are referred to as “shareholders of record”. Shareholders of record as of the Voting Record Time (as defined below) are entitled to attend and vote at the Scheme Meeting or they may appoint another person or persons, whether a shareholder of Mimecast or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Scheme Meeting.

Shareholders who beneficially own Company shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company Shares are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders.” Beneficial holders as of the Beneficial Holder Record Time (as defined below) will be entitled to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the Scheme Meeting. Only a broker, bank, trustee or other nominee of a beneficial holder can vote such beneficially held shares and the vote cannot be cast unless such beneficial holder provides instructions to such broker, bank, trustee or other nominee, or obtains a legal proxy from such broker, bank, trustee or other nominee, which entitles such beneficial holder to vote such shares as a proxy for the shareholder of record.

All shareholders of record as of the close of business (London time) on [●], 2022 will receive this Notice. Beneficial holders will receive voting instructions from their broker, bank, trustee or other nominee for the Scheme Meeting.

Right to Appoint a Proxy; Procedure for Appointment

A form of proxy for use at the Scheme Meeting is being mailed to shareholders of record. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form. A form of proxy duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than noon (London time) on [●], 2022.

Completion and return of a form of proxy will not preclude a shareholder of record as of the Voting Record Time from attending the Scheme Meeting, or any adjournment or postponement thereof, if that shareholder wishes to do so.

Beneficial holders will receive voting instructions from their broker, bank, trustee or other nominee for the Scheme Meeting. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held shares. Please note that beneficial holders of shares through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or other nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.

If the form of proxy is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, or if no directions are given, it will be voted at the discretion of the individuals referred to on the form of proxy or any other person duly appointed as proxy by the shareholder. Where the chairman of the special meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

In the case of a corporation, the form of proxy must be signed by a duly authorized officer, giving full title as such.

Voting Record Time

Shareholders of record entitled to attend and vote at the Scheme Meeting, or any adjournment or postponement thereof, and the number of votes which may be cast, will be determined by reference to the register of shareholders of Mimecast as of 6:00 p.m. (London time) on the date which is two (2) business days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”).

Beneficial Holder Record Time

Only beneficial holders as of [●] ([●]) on [●], 2022 (the “Beneficial Holder Record Time”) will be entitled to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the Scheme Meeting.

Joint Holders

In the case of joint holders of Company Shares that are shareholders of record, the vote of the senior holder who tenders a vote (in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in the register of shareholders of Mimecast in respect of such joint holding.

Issued Shares and Total Voting Rights

As of [●], 2022, the total number of issued and outstanding Company Shares entitled to vote at the Scheme Meeting is [●]. The proposal to approve the Scheme at the Scheme Meeting shall be decided on a poll. Every holder of a Company Share that is entitled to vote (in person or by proxy) will have one vote for every Company Share carrying voting rights of which he, she or it is the holder. The Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).

YOUR VOTE IS IMPORTANT

COMPANY SHAREHOLDERS ARE RECEIVING TWO MAILINGS, ONE MAILING THAT INCLUDES A FORM OF PROXY WITH INSTRUCTIONS FOR VOTING AT THE SCHEME MEETING AND A SECOND MAILING THAT INCLUDES A FORM OF PROXY WITH INSTRUCTIONS FOR VOTING AT THE EXTRAORDINARY GENERAL MEETING. YOU ARE ENCOURAGED TO VOTE AT EACH MEETING. IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE SCHEME MEETING (IN PERSON OR BY PROXY) SO THAT THE COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF COMPANY SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE SCHEME MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE FORM OF PROXY FOR THE SCHEME MEETING AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS PROVIDED IN THE FORM OF PROXY. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE SCHEME MEETING, YOU MAY VOTE DURING THE MEETING EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

Dated [●]

Mourant Ozannes (Jersey) LLP

22 Grenville Street

St. Helier

JE4 8PX

Jersey

Solicitors for Mimecast

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED JANUARY 13, 2022

MIMECAST LIMITED

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

NOTICE OF EXTRAORDINARY GENERAL MEETING OF MIMECAST LIMITED

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (the “Company GM” or the “Extraordinary General Meeting”) of Mimecast Limited, a public limited company incorporated under the Laws of the Bailiwick of Jersey (“Mimecast”), will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time), unless adjourned or postponed or, if the Scheme Meeting (as defined in the Transaction Agreement that is included in the accompanying proxy statement of which this Notice forms a part (the “Scheme”)) has not concluded by [●] (London Time), as soon as possible after the conclusion of the Scheme Meeting, for the purpose of considering and, if thought fit, passing the following resolutions.

SPECIAL RESOLUTION

1. THAT for the purpose of giving effect to the Scheme, in its original form or subject to such modification, addition or condition approved or imposed by the Royal Court of Jersey (the “Court”) and agreed by Mimecast and Magnesium Bidco Limited (“Magnesium Bidco Limited”):

the directors of Mimecast (or a duly authorized committee thereof) be authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into full effect and with effect from the passing of this resolution, the Articles of Association of Mimecast be and are hereby amended by the adoption and inclusion of the following new Article 241:

241 SCHEME OF ARRANGEMENT

241.1 In this Article 241:

(a) Magnesium Bidco Limited means Magnesium Bidco Limited, a private limited company incorporated in England & Wales; and

(b) the Scheme means the Scheme of Arrangement dated [●] 2022 between the Company and the Scheme Shareholders (as defined in the Scheme) under Article 125 of the Companies Law in its original form or with or subject to any modification, addition or condition approved or imposed by the Royal Court of Jersey and agreed by the Company and Magnesium Bidco Limited and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this Article.

241.2 Notwithstanding any other provision of these Articles or the terms of any resolution passed by the Company in the Extraordinary General Meeting, if the Company issues any shares (other than to Magnesium Bidco Limited or its nominee(s)) on or after the Voting Record Time and at or prior to the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

241.3 Subject to the Scheme becoming effective, and notwithstanding any other provision of these Articles, if any shares are issued to any person (other than Magnesium Bidco Limited or its nominee(s)) (the “New

Member”) after the Scheme Record Time (the “Post-Scheme Shares”), such New Member shall be obliged to transfer forthwith the Post-Scheme Shares, free from encumbrances, held by the New Member (or any subsequent holder of any nominee of such New Member or any such subsequent holder), to Magnesium Bidco Limited (or as Magnesium Bidco Limited may direct) in consideration of and conditional on the payment, subject to any required withholding of taxes, of $80.00 to the New Member for every one (1) Post-Scheme Share.

241.4 On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation), the value of the consideration per Post-Scheme Share to be provided under Article 241.3 above shall be adjusted by the Directors to proportionally reflect such change and, following such adjustment, be construed accordingly.

241.5 To give effect to any transfer required by this Article, the Company may appoint (and each New Member hereby accepts the appointment of) any person as the Company may determine as agent and/or attorney under the Powers of Attorney (Jersey) Law 1995 (and any such appointment shall be irrevocable for a period of one year from the date upon which such New Member is issued the relevant Post-Scheme Shares) for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder, nominee of such New Member or nominee of any such subsequent holder) in favor of Magnesium Bidco Limited or its nominee(s) and do all such other things and execute and deliver all such documents as may in the opinion of the agent or Attorney be necessary or desirable to vest the Post-Scheme Shares in Magnesium Bidco Limited or its nominee(s) and, pending such vesting, to exercise all such rights to the Post-Scheme Shares as Magnesium Bidco Limited may direct. If an agent or Attorney is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed by Magnesium Bidco Limited. The Company may give good receipt for the consideration for the Post-Scheme Shares and may register Magnesium Bidco Limited or its nominee(s) as holder thereof and issue to it certificate(s) for the same. Notwithstanding any other provision of these Articles, the Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

241.6 If the Scheme shall not have become effective by the date referred to in clause [●] of the Scheme (or such later date, if any, as Magnesium Bidco Limited and the Company may agree and the Jersey Court may allow), this Article 241 shall be of no effect.

241.7 Notwithstanding any other provision of these Articles, the Directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Date other than to Magnesium Bidco Limited and/or its nominee(s) pursuant to the Scheme or this Article.

241.8 Notwithstanding any other provision of these Articles, the Directors may refuse to register the transfer of any shares other than pursuant to the Scheme or as provided by this Article, but neither the Company nor the Directors may refuse to register the transfer of any shares pursuant to the Scheme or as provided by this Article.

ORDINARY RESOLUTION

2. THAT the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement of which this notice forms a part captioned “The Transaction—Interests of Certain Persons in the Transaction” is hereby approved.

Resolution 2 above is proposed on a non-binding, advisory basis only.

Holders of shares in Mimecast entitled to vote at the Extraordinary General Meeting may attend the Extraordinary General Meeting or they may appoint another person or persons, whether a shareholder of Mimecast or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Extraordinary General Meeting. Further instructions as to how to attend and vote at the meeting and appoint proxies and further information on the proposals, voting and quorum requirements are set out in the accompanying proxy statement of which this notice forms a part.

By order of the Board of Directors General Counsel and Company Secretary	Mourant Ozannes (Jersey) LLP Mimecast Limited 22 Grenville Street, St. Helier, JE4 8PX, Jersey Solicitors for Mimecast
Robert P. Nault Dated: [●]

PART 3—THE SCHEME OF ARRANGEMENT	128

Annex A—TRANSACTION AGREEMENT
Annex B—OPINION OF THE SPECIAL COMMITTEE’S FINANCIAL ADVISOR
Annex C—IRREVOCABLE UNDERTAKINGS

SUMMARY

This summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you should read carefully this entire proxy statement, including the annexes and the documents referred to or incorporated by reference in this proxy statement. The page references have been included in this summary to direct you to a more complete description of the topics presented below. For details on how you may obtain additional information, see “Where You Can Find More Information” beginning on page [●] of this proxy statement. Unless otherwise specified, all references in this proxy statement to “Mimecast,” the “Company,” “we,” “our,” “us” and similar words refer to Mimecast Limited, a public limited company incorporated under the laws of the Bailiwick of Jersey; all references in this proxy statement to “Magnesium Bidco” and “Buyer” refer to Magnesium Bidco Limited, a private limited company incorporated in England & Wales; all references to “Parties” refer to the Company and Buyer; all references to the “Scheme” or the “Scheme of Arrangement” refer to the scheme of arrangement, a copy of which is included as Part 3 of this proxy statement, proposed to be made pursuant to Part 18A of the Companies (Jersey) Law 1991, as amended (the “Companies Law”), between Mimecast and the holders of the Scheme Shares (as defined in the Scheme of Arrangement); all references to the “Company Board” and the “Board” refer to the Company board of directors; all references to “Company shares” refer to ordinary shares of the Company, par value $0.012 per share and all references to “Company Shareholders” refer to the holders of such Company shares from time to time; all references to the “Transaction Agreement” refer to the Transaction Agreement, dated as of December 7, 2021, by and between Magnesium Bidco and Mimecast, a copy of which is included as Annex A to this proxy statement; and all references to the “Transaction” or the “acquisition” refer to the transactions contemplated by the Transaction Agreement, including the Scheme of Arrangement. Unless otherwise indicated, all references to “dollars” or “$” in this proxy statement are references to U.S. dollars. You should carefully read and consider the entire Transaction Agreement and Scheme of Arrangement, which are the legal documents that governs the Transaction and Scheme of Arrangement.

Information about the Parties (page [●])

Magnesium Bidco Limited

Magnesium Bidco was incorporated on November 30, 2021, solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement and arranging of the financing in connection with the Transaction.

Buyer is affiliated with Permira Advisers LLC (“Permira”). Permira is a leading private equity firm focused on tech and tech-enabled investing, with a particular focus on digital consumer and enterprise cloud end markets. At the Effective Time, Buyer will be indirectly owned by Permira and certain of its co-investors and affiliates.

In connection with the transactions contemplated by the Transaction Agreement, (1) Permira VIII—1 SCSp and Permira VIII—2 SCSp , each a fund advised by Permira, and certain co-investors (collectively, the “Equity Financing Sources”) have committed to capitalize Buyer at the Closing (as defined below) with an aggregate equity contribution equal to $3,709.9 million and (2) Blackstone Alternative Credit Advisors LP and Blackstone Holdings Finance Co. L.L.C. (referred to in this proxy statement as “Blackstone”), Ares Capital Management LLC (referred to in this proxy statement as “Ares”), Adams Street Credit Advisors LP (referred to in this proxy statement as “ASP”), and NB PD IV Holdings (LO-A) LP, NB PD IV Holdings (UO-A) LP and NB Private Debt Fund IV Lux (B) SCSP (referred to in this proxy statement as “NB”) have committed, upon certain terms and subject to certain conditions, to lend to Magnesium BorrowerCo, Inc., an indirect wholly-owned subsidiary of Magnesium Bidco Limited (“Borrower”), $2,150.0 million in the aggregate consisting of first lien term loans of $2,000.0 million and a first lien revolving credit facility of $150.0 million. Such amounts will be used to fund the aggregate consideration required to be paid at the Closing and to also fund certain other payments at the closing, subject to the terms and conditions of the Transaction Agreement.

In addition, funds advised by Permira and certain of its co-investors have agreed to guarantee certain obligations of Buyer under the Transaction Agreement, subject to an aggregate cap equal to $304.1 million, including the (i) Buyer Termination Payment solely to the extent payable pursuant to Section 8.04(c) of the Transaction Agreement, (ii) any order or award of damages in favor of the Company obtained by the Company in accordance with Section 7.02 of the Transaction Agreement, (iii) any Recovery Costs (as defined in the Transaction Agreement) solely to the extent payable pursuant to Section 8.04(c) of the Transaction Agreement, and (iv) any Buyer Expenses (as defined in the Transaction Agreement) solely to the extent payable pursuant to Sections 5.17(e) and 8.04(c) of the Transaction Agreement. For more information, please see the section of this proxy statement captioned “Termination Payments.”

Mimecast Limited

Mimecast Limited is a global provider of next generation cloud security and risk management services for email and corporate information. Mimecast’s integrated suite of proprietary cloud services protects customers of all sizes from the significant business and data security risks they are exposed to through their email and other corporate systems. Mimecast operates its business as a software-as-a-service, or SaaS, model with renewable annual subscriptions for customers. Mimecast’s primary offerings include: email security; email continuity and sync & recover; email archiving; awareness training; web security; DMARC analyzer; CyberGraph; brand exploit protection; and threat intelligence and its API ecosystem.

Mimecast Limited was founded in 2003 with a mission to make email safer and better, and to transform the way organizations protect, store and access their email and corporate information. As of September 30, 2021, Mimecast provided services to approximately 39,600 customers and protected millions of their employees across the world. Mimecast Limited is a public limited company incorporated under the Laws of the Bailiwick of Jersey and its shares are currently traded on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “MIME.” The Company’s principal executive offices are located at 1 Finsbury Avenue, London, EC2M 2PF, United Kingdom and its registered office is located at 22 Greenville Street, St. Helier, Jersey JE4 8PX, its telephone number is +1 (781) 996-5340 and its website is https://www.mimecast.com. Information on the Company’s website is not incorporated by reference into or otherwise part of this proxy statement.

Mimecast Limited was incorporated under the laws of the Bailiwick of Jersey with company number 119119 on July 28, 2015 as a public company limited by shares.

The Special Meetings (page [●])

Time, Place, Date and Purpose

Scheme Meeting

The Scheme Meeting (and any adjournment or postponement thereof) ordered by the Royal Court of Jersey (the “Court”) will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time), unless adjourned or postponed (the “Scheme Meeting”). At the Scheme Meeting, the Company Shareholders will be asked to vote to approve the Scheme.

Mimecast believes it is important to hold the Scheme Meeting at our global headquarters in London, United Kingdom and, as a result, we intend to conduct the Scheme Meeting in person. However, Mimecast continues to actively monitor the global coronavirus (“COVID-19”) pandemic. Mimecast remains sensitive to the public health and travel concerns Mimecast’s directors, officers and shareholders may have and the protocols that governments in the United Kingdom, the European Union and the United States may impose regarding travel and public gatherings. In the event it is not advisable or possible to hold the Scheme Meeting in person, we will announce alternative arrangements for the Scheme Meeting as promptly as practicable, which alternatives may include one or more of the following options: (i) limiting the number of attendees who are permitted to join the Scheme Meeting in person, (ii) limiting in person attendance to a limited number of members of Mimecast’s Board of Directors and restricting shareholders from attending in person, (iii) establishing more than one formal venue at which the in person Scheme Meeting will be simultaneously held, or (iv) another reasonable alternative determined by the Board of Directors in its discretion.

Company GM

The Company GM of Company Shareholders (and any adjournment or postponement thereof) to consider and if thought fit pass the Company Shareholder Proposals (as defined below) will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time), unless adjourned or postponed (the “Company GM” and, together with the Scheme Meeting, the “Meetings” or the “special meetings”), or, if the Scheme Meeting has not concluded by [●] (London Time), as soon as possible after the conclusion of the Scheme Meeting.

At the Company GM, the Company Shareholders will be asked to vote to approve two resolutions summarized as follows: firstly, a special resolution (the “Special Resolution” or the “Scheme and Articles Amendment Proposal”) to authorize the directors of the Company to take all such action as they may consider necessary or appropriate for carrying the Scheme into full effect and to alter the Company’s articles of association (the “Company Articles”); and secondly, an ordinary resolution to approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” (the “Compensation Proposal” and, together with the Scheme and Articles Amendment Proposal, the “Company Shareholder Proposals”).

Record Times

Company shareholders who beneficially own Company shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company shares are held in “street name” by a broker, bank, trustee or other nominee as of [●] ([●]) on [●], 2022 (the “Beneficial Holder Record Time”) will be entitled to receive notice of, and to direct his, her or its broker, bank, trustee or other nominee how to vote such beneficially held shares at the Scheme Meeting and the Company GM.

Shareholders of record whose names appear on the register of Mimecast as of 6:00 p.m. (London time) on the date which is two (2) business days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”) are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings. As used herein, “business day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or the Bailiwick of Jersey are authorized or required by applicable law to close or, in the case of the Bailiwick of Jersey, are customarily closed for normal banking business.

This proxy statement is dated [●], 2022 and is first being mailed to Company Shareholders as of the close of business on or about [●], 2022.

Quorum (page [●])

Two or more Company Shareholders present in person who are entitled to vote and who represent between them not less than one third of the Company shares in issue as at the record date of each special meeting will constitute a quorum.

The Transaction (page [●])

Mimecast entered into the Transaction Agreement with the Buyer on December 7, 2021. A copy of the Transaction Agreement is attached as Annex A to this proxy statement. The Transaction Agreement provides for the implementation of the Scheme of Arrangement pursuant to which:

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Buyer will acquire all of the Company shares then outstanding as of the time that an act of the Court sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”);

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The Company Shareholders will be entitled, in accordance with the terms of the Scheme of Arrangement, to receive an amount in cash, without interest, equal to $80.00 per Company share that is outstanding immediately prior to the Effective Time (the “Per Share Consideration”).

At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company shares under the Scheme of Arrangement to Buyer, following which the Company shall be a wholly owned subsidiary of Buyer or such affiliate of Buyer.

Structure of the Transaction (page [●])

At the Effective Time, all Company shares then outstanding will be transferred from the Company Shareholders to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement) in accordance with the provisions of the Scheme of Arrangement and the Transaction Agreement, and the Company Shareholders will cease to have any rights with respect to the Company shares, except their rights under the Scheme of Arrangement, including the right to receive the Per Share Consideration. At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company shares under the Scheme of Arrangement to Buyer (or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement), following which the Company shall be a wholly owned subsidiary of Buyer or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement.

Per Share Consideration to Company Shareholders (page [●])

At the Effective Time and in consideration of the transfer of Company shares to Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $80.00 per Company share that is outstanding immediately prior to the Effective Time, subject to required withholding taxes.

Treatment of Company Equity Awards (page [●])

The Transaction Agreement provides that Mimecast’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:

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Each option to purchase Company shares (each, a “Company Option”) that is vested and outstanding, and unexercised as of immediately prior to the Effective Time (each, a “Vested Company Option”) will be canceled and extinguished and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Vested Company Option, by (ii) the aggregate number of Company shares underlying such Vested Company Option immediately prior to the Effective Time, subject to required withholding taxes. Each Company Option that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) will automatically be converted into and substituted with a cash award (a “cash award”) in an amount equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Unvested Company Option, by (ii) the aggregate number of Company shares underlying such Unvested Company Option immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company Option as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

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Each Company Option that is outstanding immediately prior to the Effective Time that has a per-share exercise price that is equal to or greater than the Per Share Consideration will be automatically canceled as of the Effective Time for no consideration.

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Each outstanding restricted share unit in respect of Company shares (each, a “Company RSU”) that is vested and outstanding as of immediately prior to the Effective Time (each, a “Vested Company RSU”) will be canceled and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the Per Share Consideration by (ii) the aggregate number of Company shares subject to such Vested Company RSU, subject to required withholding taxes.

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Each Company RSU that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company RSU (each, an “Unvested Company RSU”) will be automatically converted into and substituted with a cash award in an amount equal to the product obtained by multiplying (i) the Per Share Consideration, by (ii) the aggregate number of Company shares underlying such Unvested Company RSU immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company RSU as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

The Transaction Agreement provides that each of the following Company Options will be deemed to be Vested Company Options and each of the following Company RSUs will be deemed to be Vested Company RSUs: (i) the portion of each Company Option or Company RSU that is outstanding and vested as of immediately prior to the Effective Time or that will become vested by its terms and without further action by the Company as a result of the Transaction, (ii) one hundred percent (100%) of each Company Option and Company RSU (whether vested or unvested) that is outstanding and held by a non-employee member of the Company Board immediately prior to the Effective Time (the “Board Equity Awards”), and (iii) with respect to each Company Option and Company RSU that is outstanding as of the date of the Transaction Agreement (other than any Board Equity Award and certain other equity awards specified in the Transaction Agreement, which have separate contractual provisions relating to a change in control of the Company), twenty-five percent (25%) of the portion of such award that is unvested as of immediately prior to the Effective Time, with such twenty-five (25%) to be applied pro rata across each of such holder’s unvested and outstanding Mimecast equity awards, by grant date, award type, and vesting date.

Treatment of Company ESPP (page [●])

In accordance with the terms of the Transaction Agreement, on December 7, 2021, the Company Board adopted resolutions providing that, with respect to the Mimecast Limited 2015 Employee Share Purchase Plan (the “Company ESPP”), (i) effective as of the date of the Transaction Agreement, the Company ESPP is suspended such that no new offering periods will commence following the date of the Transaction Agreement, (ii) the offering period in effect as of the date of the Transaction Agreement will end on the earlier of its regular end date and fourteen (14) business days prior to the Effective Time, (iii) the Company ESPP will, contingent upon the occurrence of the Closing, be terminated on the date immediately prior to the date on which the Effective Time occurs and no further rights shall be granted or exercised under the Company ESPP thereafter, and (iv) Mimecast will promptly refund all participant contributions remaining in the Company ESPP after processing the purchase of Company shares under the Company ESPP.

Recommendation of the Special Committee and Company Board and Reasons for the Transaction (page [●])

On December 7, 2021, the Special Committee and the Company Board held a joint meeting at which the Special Committee adopted resolutions recommending to the Company Board that it (i) determine that the acquisition by Buyer of the entire issued share capital of the Company and the Scheme of Arrangement are in the best interests of the Company and its shareholders, and declare it advisable to enter into the Transaction Agreement, (ii) approve the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by Buyer of the entire issued share capital of the Company and the Scheme of Arrangement, and (iii) resolve to recommend the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Special Resolution by the Company Shareholders. Thereafter, based on the unanimous recommendation of the Special Committee, the Company Board, other than Ms. Doshi who had recused herself as described in the section of this proxy statement captioned “The Transaction—Background of the Transaction”, adopted resolutions (a) determining that the acquisition by Buyer of the entire issued share capital of the Company and the Scheme of Arrangement are in the best interests of the Company and its shareholders, and declaring it advisable to enter into the Transaction Agreement, (b) approving the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by Buyer of the entire share capital of the Company and Scheme of Arrangement, and (c) resolving to recommend the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Special Resolution.

The Company Board, acting upon the unanimous recommendation of the Special Committee, recommends that Mimecast shareholders vote “FOR” each of the proposals to be considered at the Scheme Meeting and the Company GM as described in this proxy statement.

For a discussion of certain factors considered by the Special Committee and the Company Board in reaching the foregoing determination, please read the section captioned “The Transaction—Recommendation of the Special Committee and the Company Board and Reasons for the Transaction” beginning on page [●] of this proxy statement.

In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of Mimecast Limited have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. For more information, see the section captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●] of this proxy statement.

Opinion of the Special Committee’s Financial Advisor (page [●])

Mimecast has engaged Citigroup Global Markets Inc. (“Citi”) as the Special Committee’s financial advisor in connection with the proposed Transaction. In connection with this engagement, Citi delivered a written opinion, dated

December 7, 2021, to the Special Committee and the Board as to the fairness, from a financial point of view and as of the date of the opinion, of the Per Share Consideration to be received by holders of Company shares (other than, as applicable, Magnesium Bidco, Permira and their respective affiliates) pursuant to the Transaction Agreement. The full text of Citi’s written opinion, dated December 7, 2021, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi, is attached as Annex B to this proxy statement and is incorporated into this proxy statement by reference. The description of Citi’s opinion set forth herein is qualified in its entirety by reference to the full text of Citi’s opinion. Citi’s opinion was provided for the information of the Special Committee and the Board, in their capacities as such, in connection with their evaluation of the Per Share Consideration from a financial point of view and did not address any other terms, aspects or implications of the Transaction. Citi expressed no view as to, and its opinion did not address, the underlying business decision of Mimecast to effect or enter into the Transaction, the relative merits of the Transaction as compared to any alternative business strategies that might exist for Mimecast or the effect of any other transaction which Mimecast might engage in or consider. Citi’s opinion is not intended to be and does not constitute a recommendation as to how the Special Committee, the Board or any securityholder should vote or act on any matters relating to the proposed Transaction or otherwise.

Interests of Certain Persons in the Transaction (page [●])

When considering the foregoing recommendation of the Special Committee and the Company Board that you vote to approve the Scheme Proposal and the Company Shareholder Proposals, Company Shareholders should be aware that the Company’s directors and executive officers may have interests in the Transaction that are different from, or in addition to, those of the Company Shareholders more generally. In (1) evaluating and negotiating the Transaction Agreement, (2) approving and declaring advisable the Transaction Agreement, the transactions contemplated thereby and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme), (3) declaring that it is in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme and (4) making the Board Recommendation, the Board was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests are more fully described in “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●].

Irrevocable Undertakings (page [●])

Following the execution of the Transaction Agreement, each of Peter Bauer, Chairman and Chief Executive Officer, Rafeal E. Brown, Chief Financial Officer, Robert P. Nault, Senior Vice President and General Counsel and Company Secretary, Heather Bentley, Senior Vice President, Customer Success and Support, Helen Kresner, Senior Director, and Neil Murray, a member of the Board of Directors, entered into and delivered to the Company and Buyer an irrevocable undertaking agreeing to (i) transfer legal title of no less than five Company shares beneficially owned by each such person through Cede & Co. so that each such officer would become a shareholder of record and (ii) vote their transferred Company shares in favor of the Scheme and the Special Resolution. On [●], 2022, each of Peter Bauer, Chairman and Chief Executive Officer, Rafeal E. Brown, Chief Financial Officer, Robert P. Nault, Senior Vice President and General Counsel and Company Secretary, Heather Bentley, Senior Vice President, Customer Success and Support, Helen Kresner, Senior Director, and Neil Murray, a member of the Board of Directors, have become Company Shareholders of record with respect to their transferred Company shares. The rights and obligations of the signatories to the irrevocable undertakings are governed by the express terms of the irrevocable undertakings and not by this summary or any other information contained in this proxy statement. The complete text of the irrevocable undertakings are incorporated into this proxy statement by reference and are attached as Annex C to this proxy statement.

Regulatory Approvals Required (page [●])

United States Antitrust

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), the Transaction cannot be consummated until notifications have been submitted to the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”), and specified waiting period requirements have been observed. On December 21, 2021, each of Permira and Mimecast filed a Notification and Report Form (the “HSR Notification Form”) pursuant to the HSR Act with the FTC and the Antitrust Division. Filing an HSR Notification Form initiated a 30-day waiting period, which is scheduled to expire on January 20, 2022, unless otherwise terminated or extended, during which the parties were not permitted to close the acquisition.

Other Regulatory Clearances

The Transaction Agreement provides for the parties to file a joint notice with the Committee on Foreign Investment in the United States (“CFIUS”) under the Defense Production Act of 1950, as amended (the “DPA”). The DPA provides for national security reviews and, where appropriate, investigations by CFIUS of transactions in which a foreign person or entity acquires control of a U.S. business (a “covered transaction”). The parties intend to make a draft filing of such notice shortly. After receipt of confirmation that CFIUS has no further comments or inquiries related to the draft filing, the parties shall submit a final filing of such notice as soon as practicable. Once the final filing is accepted, CFIUS review of a covered transaction is subject to an initial forty-five (45) day review period that may be extended by CFIUS for an additional forty-five (45) day investigation period. Both the initial review period and the investigation period may be suspended if Buyer and the Company fail to respond promptly to additional questions or requests from CFIUS. As a result of its review or investigation, CFIUS may determine that the acquisition is not a covered transaction; may find that the covered transaction presents no unresolved national security concerns; may propose mitigation terms to resolve any national security concerns presented by the covered transaction; may send a report to the President of the United States recommending that the acquisition be suspended or prohibited; or may send a report notifying the President of the United States that CFIUS cannot agree on a recommendation related to the covered transaction. In some circumstances, CFIUS may allow the parties to withdraw and refile the notice if additional time is needed to reach a conclusion, which would restart the statutory review and/or investigation period. Should CFIUS send a report to the President of the United States, the President of the United States then has fifteen (15) days to decide whether to block the acquisition or to take other action. Under the terms of the Transaction Agreement, consummation of the Transaction is subject to the condition that, either: (i) CFIUS has determined that none of the transactions contemplated by the Transaction Agreement is a “covered transaction” under the DPA; (ii) CFIUS has concluded its review and determined that there are no unresolved national security concerns with respect to the transactions contemplated by the Transaction Agreement; or (iii) following the investigation period, CFIUS reports the transactions contemplated by the Transaction Agreement to the President of the United States and the President of the United States has either made a decision not to suspend or prohibit the transactions contemplated by the Transaction Agreement or has taken no action within fifteen (15) days after the earlier of the date that CFIUS completed its investigation or the date the President of the United States received such report from CFIUS (the satisfaction of one (1) of the foregoing options, “CFIUS Approval”). The Transaction Agreement is also subject to regulatory approvals in South Africa pursuant to the South African Competition Act No. 89 of 1998 (as amended) and in the United Kingdom pursuant to the National Security and Investment Act of 2021.

Jersey Court Process

The Transaction is being implemented by way of scheme of arrangement, which requires, among other things, an application by Mimecast to the Court to sanction the scheme of arrangement. A scheme of arrangement is a statutory procedure under the Companies Law, pursuant to which the Court may approve an arrangement between Mimecast and its shareholders. In a scheme of arrangement, Mimecast will make an initial application to the Court to convene the Scheme Meeting at which the Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting). If the Company Shareholders so agree by approving the scheme, subject to the satisfaction or waiver of the conditions set forth in the Transaction Agreement, Mimecast will return to the Court to request the Court to sanction the arrangement. Company Shareholders are entitled to attend to support or oppose the sanction of the scheme of arrangement by the Court as described elsewhere in this proxy statement. Upon the scheme of arrangement becoming effective in accordance with its terms and the Companies Law, it will bind the Company and its shareholders.

Financing Cooperation (page [●])

Buyer’s obligation to complete the Transaction is not contingent on Buyer’s ability to obtain financing.

Prior to the earlier of the (y) closing date of the Transaction and (z) the termination of the Transaction Agreement and, in each case, subject to certain limitations set forth in the Transaction Agreement, the Company has agreed to use its reasonable best efforts to provide, and to cause each of its subsidiaries and their respective officers, directors, employees, representatives and agents to use its reasonable best efforts to provide, to Buyer, in each case at Buyer’s sole expense, all cooperation reasonably requested in writing by Buyer that is customary in connection with the arrangement of Buyer’s Debt Financing (as defined in the Transaction Agreement).

Financing (page [●])

The Equity Financing Sources have committed to capitalize Buyer, on the date of the closing of the Transaction, with an aggregate equity contribution of up to $3,709.9 million, subject to the terms and conditions set forth in the equity commitment letters, dated as of December 7, 2021 (referred to in this proxy statement as the “Equity Commitment Letters”).

In connection with the execution of the Transaction Agreement, Borrower entered into an amended and restated commitment letter, dated December 29, 2021 (referred to in this proxy statement as the “Debt Commitment Letter”), with Blackstone Alternative Credit Advisors LP and Blackstone Holdings Finance Co. L.L.C. (referred to in this proxy statement as “Blackstone”), Ares Capital Management LLC (referred to in this proxy statement as “Ares”), Adams Street Credit Advisors LP (referred to in this proxy statement as “ASP”), and NB PD IV Holdings (LO-A) LP, NB PD IV Holdings (UO-A) LP and NB Private Debt Fund IV Lux (B) SCSP (referred to in this proxy statement as “NB”), pursuant to which each of Blackstone, Ares, ASP and NB committed, upon certain terms and subject to certain conditions, to lend to Borrower $2,150.0 million in the aggregate consisting of first lien term loans of $2,000.0 million and a first lien revolving credit facility of $150.0 million in connection with the financing of the amounts payable pursuant to the Transaction Agreement and the transactions contemplated thereby and to fund certain other payments at the closing.

Accounting Treatment of the Transaction (page [●])

The Transaction will be accounted for as a “purchase transaction” for financial accounting purposes.

No Dissenter’s Rights (page [●])

Under Jersey law, holders of Company shares do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement. As referred to elsewhere in this proxy statement, Company Shareholders have the right to attend and be heard at the Court Hearing (as defined in the Scheme of Arrangement), either in person or through a Jersey advocate.

Material Tax Consequences of the Proposed Transaction (page [●])

For U.S. federal income tax purposes, the receipt of cash in exchange for Company shares pursuant to the Scheme is expected to be a taxable transaction, and a U.S. holder (as defined below under “Material Tax Consequences of the Proposed Transaction—Material U.S. Federal Income Tax Considerations”) will generally recognize gain or loss equal to the difference, if any, between (i) the amount of cash received by such U.S. holder in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Company shares surrendered in exchange therefor.

Scheme Effective Time and Closing of the Transaction (page [●])

The Scheme will become effective as soon as the Act of the Court sanctioning the Scheme under Article 125 of the Companies Law (as defined in the Transaction Agreement) (the “Court Order”) has been delivered to the Registrar of Companies in Jersey for registration.

Adverse Recommendation Changes and Agreement Not to Solicit Other Offers (page [●])

During the period beginning on December 7, 2021 and continuing until 11:59 p.m. Eastern Time on (i) January 6, 2022 (the “Go-Shop Period”, and the first (1st) calendar day immediately after the Go-Shop Period, the “Non-Solicitation Start Date”), or (ii) in respect of any Excluded Person (as defined in the Transaction Agreement), fifteen (15) calendar days after the Non-Solicitation Start Date (the “Cut-Off Date”), the Company and its subsidiaries and its and their representatives had the right to, directly or indirectly:

•

solicit, initiate, encourage and facilitate, or assist or cooperate with respect to, any inquiry, proposal or offer that could reasonably be expected to constitute or lead to the submission of an Acquisition Proposal (as defined in the Transaction Agreement), including by way of providing access to non-public information to any person in each such case solely pursuant to an Acceptable Confidentiality Agreement (as defined in the Transaction Agreement); provided that the Company must promptly (and in any event within twenty-four (24) hours) make available to Buyer any non-public information concerning the Company or its subsidiaries that the Company provides to any person given such access that was not previously made available to Buyer;

•

enter into, continue, engage in and otherwise participate in any discussion or negotiation with any Person with respect to any Acquisition Proposal (including by entering into a customary confidentiality agreement with such third party for the purpose of receiving non-public information relating to such third party); and

•

otherwise cooperate with, assist, participate in, and facilitate any such inquiry, proposal, offer, discussion or negotiation of any Acquisition Proposal, including through the limited waiver or release by the Company, at its sole discretion, of any standstill or similar agreement with any Person solely to enable such person to make an Acquisition Proposal privately and confidentially to the Company Board.

Except as otherwise permitted pursuant to the Transaction Agreement, until the earlier of the Effective Time or the termination of the Transaction Agreement, beginning on (i) the Non-Solicitation Start Date with respect to any person or “group” who is not an Excluded Person, or (ii) the Cut-Off Date with respect to any Excluded Person, the Company has agreed:

•

not to solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, relate to or that could reasonably be expected to lead to, an Acquisition Proposal (it being agreed that supplying nonpublic information in the ordinary course of business consistent with past practice in a manner that is not reasonably expected to lead to an Acquisition Proposal is not prohibited);

•

not to engage in, continue or otherwise participate in any discussions or negotiations with any third party regarding or relating to an Acquisition Proposal, or furnish to any third party information or provide to any third party access to the businesses, properties, assets or personnel of the Company or any of its subsidiaries, in each case for the purpose of encouraging or facilitating or in circumstances which could reasonably be expected to lead to an Acquisition Proposal;

•

not to enter into any letter of intent, merger agreement, acquisition agreement, or other agreement (other than an Acceptable Confidentiality Agreement or another confidentiality agreement permitted pursuant to the Transaction Agreement) with respect to or relating to an Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Transaction Agreement; and

•

to cease and terminate any existing solicitation, encouragement, facilitation, discussions or negotiations with any third party theretofore conducted by the Company, its subsidiaries or their respective representatives with respect to an Acquisition Proposal, and on the Non-Solicitation Start Date or Cut-Off Date, as applicable, to cease providing any such third party access to non-public information of the Company and its subsidiaries with respect to or relating to an Acquisition Proposal, and request that all non-public information with respect to or relating to an Acquisition Proposal previously provided by or on behalf of the Company or any of its subsidiaries to any such third party be returned or destroyed in accordance with the applicable Acceptable Confidentiality Agreement.

Notwithstanding anything to the contrary in Transaction Agreement, if, at any time on or after the Non-Solicitation Start Date, but prior to obtaining the (a) (i) approval of the Scheme of Arrangement by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting) and (ii) approval of the resolutions to alter the Company articles of association and such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement by the requisite majority of the Company Shareholders at the Company GM (or at any adjournment or postponement of such meeting) (collectively, the “Company Shareholder Approval”), (b) (i) the Company receives a written Acquisition Proposal from a third party, (ii) such Acquisition Proposal did not result from a breach of Section 5.02 or Section 5.03 of the Transaction Agreement and (iii) the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal (as defined in the Transaction Agreement) and, after consultation with the Company’s outside legal counsel, that the failure to take the following actions would be inconsistent with its fiduciary duties pursuant to the laws of the Bailiwick of Jersey, then the Company may (A) furnish information and data with respect to the Company and its subsidiaries to the third party making such Acquisition Proposal and afford such third party access to the businesses, properties, assets and personnel of the Company and its subsidiaries and (B) enter into, maintain and participate in discussions or negotiations with the third party making such Acquisition Proposal regarding such Acquisition Proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations (including by entering into a customary confidentiality agreement with such third party for the purpose of receiving non-public information relating to such third party); provided, however, that the Company (1) will not, and will not permit its subsidiaries or its or their Representatives to, furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement and (2) will promptly (and in any event within twenty-four (24) hours) provide to Buyer any non-public information concerning the Company or its subsidiaries provided to such third party that was not previously provided to Buyer. Subject to the foregoing requirements of clauses (i) through (iii), the Company and its representatives may (x) following the receipt of an Acquisition Proposal from a third party, contact such third party in order to clarify and understand the terms and conditions of such Acquisition Proposal made by such third party in order to permit the Company Board (or any duly authorized committee thereof) to determine whether such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (y) direct any persons to the Transaction Agreement.

Subject to the exceptions set forth below, pursuant to the Transaction Agreement, neither the Company Board nor any committee thereof may:

•

fail to make, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, in any manner adverse to Buyer, the Company Recommendation (as defined in the Transaction Agreement);

•	adopt, approve, endorse, or recommend, or publicly propose to adopt, approve, endorse or recommend, an Acquisition Proposal;

•

fail to recommend against acceptance of any third party tender offer or exchange offer for Company shares within five (5) business days after commencement of such offer or submit any Acquisition Proposal to a vote of the Company Shareholders;

•

approve or recommend, or publicly propose to approve or recommend, or cause or permit the Company or any subsidiary of the Company to execute or enter into, any letter of intent, merger agreement, acquisition agreement, or other agreement with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement or other confidentiality agreement pursuant to the Transaction Agreement);

•

fail to issue a press release publicly reaffirming the Company Recommendation within five (5) business days after a request by Buyer to do so or fail to include the Company Recommendation in the proxy statement; or

•	resolve or publicly propose to take any action described in the foregoing bullet points (each of the foregoing actions described being referred to as an “Adverse Recommendation Change”).

Notwithstanding anything in the Transaction Agreement to the contrary, at any time prior to obtaining the Company Shareholder Approval, the Company Board or any duly authorized committee thereof may, if the Company and its subsidiaries have complied with Sections 5.02 and 5.03 of the Transaction Agreement, and it determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under the laws of the Bailiwick of Jersey:

•

make an Adverse Recommendation Change in response to either (1) a Superior Proposal or (2) any fact, event, change, development or circumstance not known by the Company Board as of December 7, 2021 (or, if known, the consequences of which were not known nor reasonably foreseeable) and becomes known by the Company Board after December 7, 2021 and prior to the Scheme Meeting (or, if known on December 7, 2021, the consequences of which become known or reasonably foreseeable after December 7, 2021 and prior to the Scheme Meeting) and not relating to (x) any Acquisition Proposal or any matter relating thereto or consequence thereof, (y) changes in the market price or trading volume of the shares of Company shares (but excluding the underlying causes of such a change) or (z) the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates for any period (but excluding the underlying causes of such a fact); and/or cause the Company to terminate the Transaction Agreement and authorize the Company to enter into a definitive agreement concerning a transaction that constitutes a Superior Proposal (which agreement must be entered into substantially concurrently with such termination), subject in each case to compliance with the terms of the Transaction Agreement

Conditions to Complete the Transaction (page [●])

The obligation of each of Buyer and the Company to consummate the Transaction and the other transactions contemplated by the Transaction Agreement are subject to the satisfaction or, to the extent permitted by applicable law, waiver in writing by each of Buyer and the Company, at or prior to closing of the Transaction, of certain conditions, including the following:

•	the Company Shareholder Approval shall have been obtained at the Meetings;

•

the Scheme of Arrangement shall have been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to both Parties acting reasonably and in good faith) and a copy of the Court Order shall have been delivered to Registrar of Companies in Jersey;

•

no governmental authority having jurisdiction over either Buyer or the Company shall have issued any order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no applicable law shall have been adopted that makes consummation of the Transaction illegal or otherwise prohibited;

•

the applicable waiting period (and any extension thereof, subject to the Transaction Agreement) applicable to the Transaction under the HSR Act shall have expired or been terminated and all consents required under any other Antitrust Law and Foreign Investment Laws (each as defined in the Transaction Agreement) of certain specified jurisdictions shall have been obtained or any applicable waiting period (and any extensions thereof) thereunder shall have expired or been terminated;

•	the CFIUS Approval shall have been obtained;

•

the accuracy of the representations and warranties of the Parties in the Transaction Agreement, subject to certain materiality qualifiers (generally accurate other than where the failure or failures of any representations and warranties to be accurate in all respects, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect (as defined in the Transaction Agreement) or Buyer Material Adverse Effect (as defined in the Transaction Agreement), as applicable);

•	the Parties shall have fulfilled or complied in all material respects with each of their respective covenants contained in the Transaction Agreement on or prior to the Effective Time;

•	since December 7, 2021, there shall not have occurred and be continuing any Company Material Adverse Effect; and

•	the delivery of certain other closing deliverables and certificates.

Termination of the Transaction Agreement (page [●])

The Transaction Agreement may be terminated and the Transaction may be abandoned prior to the closing by:

•	Mutual written agreement by the Company and Buyer (notwithstanding any approval of the Transaction Agreement by the Company Shareholders);

•	Either Mimecast or Buyer, upon written notice to the other party, if:

•

the Closing Date has not occurred on or before June 7, 2022 (the “End Date”) (notwithstanding any approval of the Transaction Agreement by the Company Shareholders), provided that the End Date shall be automatically extended one time until September 7, 2022, if:

•

certain conditions set forth in the Transaction Agreement relating to the receipt of regulatory approvals shall not have been satisfied as of the close of business on the business day immediately prior to the then-current End Date; or

•

the Scheme and the Special Resolution have been approved but (i) no court date for the Court hearing to obtain the Court Order is available by the then-current End Date, (ii) the Company has not sought the sanction of the Scheme of Arrangement by the Court or (iii) the Company has not delivered the Court Order to the Registrar of Companies in Jersey to make the Scheme of Arrangement effective by the then-current End Date;

provided that this right to terminate the Transaction Agreement shall not be available to Buyer or the Company, as applicable, if Buyer’s or the Company’s material breach of any provision of the Transaction Agreement has been the primary cause of, or primarily resulted in, the failure of the Transaction to be consummated by the End Date, as applicable;

•

at any time prior to the Effective Time any governmental authority of competent jurisdiction shall have issued a final and non-appealable Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Transaction (notwithstanding any approval of the Transaction Agreement by the Company Shareholders); provided, however, this right to terminate the Transaction Agreement shall not be available to Buyer or the Company, as applicable, if Buyer’s or the Company’s material breach of any provision of the Transaction Agreement, as applicable, has been the primary cause of, or primarily resulted in, such final and non-appealable Order or action enjoining, restraining or otherwise prohibiting the consummation of the Transaction;

•

the Court affirmatively declines or refuses to sanction the Scheme of Arrangement, unless (i) the Company or Buyer appeals the decision of the Court within any applicable time limits, in which case such termination right pursuant to the Transaction Agreement shall not be available until a final, non-appealable Order is given declining the Scheme of Arrangement or (ii) both Parties agree in writing to implement the Transaction by way of a tender offer or a merger in each case in accordance with the Transaction Agreement;

•

the Scheme Meeting and the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and the approval of the Scheme and the Special Resolution shall not have been obtained and the Parties have not agreed in writing to implement the Transaction by way of a tender offer or a merger in each case in accordance with the Transaction Agreement;

•	By Buyer, upon written notice to the Company:

•

in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.02 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the then-current End Date or the thirtieth (30th) day following Buyer’s delivery of written notice describing such breach to the Company; provided, this right to terminate the Transaction Agreement shall not be available to Buyer if Buyer is in breach of its obligations under the Transaction Agreement such that the Company would be entitled to terminate the Transaction Agreement in the event of a breach by Buyer of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.03 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the End Date or the thirtieth (30th) day following the Company’s delivery of written notice describing such breach to Buyer;

•	at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change;

•	By the Company, upon written notice to Buyer:

•

in the event of a breach of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.03 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the End

Date or the thirtieth (30th) day following the Company’s delivery of written notice describing such breach to Buyer; provided, this right to terminate the Transaction Agreement shall not be available to Company if the Company is in breach of its obligations under the Transaction Agreement such that Buyer would be entitled to terminate the Transaction Agreement pursuant to Section 7.01(f) of the Transaction Agreement in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.02 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the then-current End Date or the thirtieth (30th) day following Buyer’s delivery of written notice describing such breach to the Company;

•

at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal in accordance with the Transaction Agreement, and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; provided that substantially concurrently with such termination, the Company pays the Company Termination Payment payable pursuant to the Transaction Agreement; or

•

if (A) the conditions set forth in Section 6.01 and Section 6.02 of the Transaction Agreement (other than those conditions that by their nature are to be satisfied by actions taken at the closing; provided that each such condition is then capable of being satisfied at a closing on such date, other than solely by virtue of Buyer’s failure to effect the closing) have been satisfied or waived, (B) Buyer fails to consummate the Transaction by the date the closing was required to occur pursuant to the Transaction Agreement, (C) the Company has irrevocably notified Buyer in writing that the Company stands ready, willing and able to consummate the Transaction, (D) the Company shall have provided the Buyer written notice at least three (3) business days (or, if earlier, the business day immediately preceding the End Date) prior to such termination stating the Company’s intention to terminate the Transaction Agreement and the Transaction shall not have been consummated by the end of such three (3) business day period (or, if earlier, the End Date).

Termination Payments (page [●])

In the event that the Transaction Agreement is terminated:

•	by Buyer, at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change;

•

by the Company, at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal in accordance with Section 5.03(b) of the Transaction Agreement, and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; or

•

the Transaction Agreement is terminated (in the case of (i) and (ii), by either Company or Buyer, and, in the case of (iii), by Company) due to (i) the lapse of the End Date (as it may be extended), (ii) the failure to obtain the Company Shareholder Approval or (iii) uncured breach of representation, warranty or covenant by the Company and (A) after December 7, 2021 an Acquisition Proposal is made (x) directly to the Company’s shareholders or is otherwise publicly disclosed and, in each case, not publicly withdrawn at least two (2) business days before the Scheme Meeting in the case of termination for a failure to obtain the Company Shareholder Approval or (y) directly to the Company’s shareholders or is otherwise publicly disclosed or privately to the Company, the Company Board, or its or their representatives or subsidiaries before the termination of the Transaction Agreement in the case of termination for lapse of the End Date or for uncured breach of representation, warranty or covenant by the Company and (B) within twelve (12) months after the date of such termination, the Company enters into a definitive agreement in respect of an Acquisition Proposal, which Acquisition Proposal is subsequently consummated (whether or not in such twelve (12) month period) (provided that for purposes of the matters described in this bullet point, each reference to “20% or more” or “80% or less” in the definition of Acquisition Proposal are deemed to be references to “more than 50%” or “less than 50%”, respectively), then the Company will be required to pay Buyer a termination payment of (i) $86,730,000 if the Transaction Agreement is terminated by the Company prior to the Cut-Off Date so as to enter into a definitive agreement for a Superior Proposal made by an Excluded Person or its affiliates, which Superior Proposal was made prior to the Cut-Off Date, or (ii) $216,825,000 in all other cases (the “Company Termination Payment”).

In the event that the Transaction Agreement is terminated:

•	by the Company for uncured breach of representation, warranty or covenant by Buyer;

•	by the Company for failure of Buyer to consummate the Transaction after satisfaction or waiver of all conditions to closing; or

•	by Buyer for the lapse of the End Date and at the time of such termination the Company could have terminated the Transaction Agreement as described in either of the preceding bulletpoints,

then Buyer will be required to pay the Company a termination payment of $289,100,000 (the “Buyer Termination Payment”).

Effect on Company if the Transaction is Not Completed (page [●])

If the Scheme Proposal and the Scheme and Articles Amendment Proposal are not approved by the Company’s shareholders, or if the Transaction is not completed for any other reason:

•	the Company’s shareholders will not be entitled to, nor will they receive, any payment for their shares pursuant to the Transaction Agreement;

•	the Company will remain an independent public company;

•

Company shares will continue to be listed and traded on the Nasdaq and registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

•	the Company will continue to file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”); and

•

under certain specified circumstances (as described above), the Company will be required to pay Buyer the Company Termination Payment and under certain other specified circumstances (as described above), Buyer will be required to pay the Company the Buyer Termination Payment. For more information, see “The Transaction Agreement—Termination Payment” beginning on page [●].

Delisting and Deregistration of Company Shares (page [●])

Pursuant to the Transaction Agreement, the Company and Buyer will cooperate with each other in taking all action necessary to delist the Company shares from Nasdaq and deregister the Company shares under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), which will not be effective until the Effective Time. Accordingly, Company shares will be delisted from Nasdaq and deregistered under the Exchange Act promptly following the completion of the Transaction. If the Transaction is completed, the Company’s obligations to file or furnish reports under the Exchange Act will be terminated.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE MEETINGS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Transaction and the Meetings. These questions and answers highlight only some of the information contained in this proxy statement. They may not contain all the information that is important to you. You should read carefully this entire proxy statement, including the annexes and the documents incorporated by reference into this proxy statement, to understand fully the Transaction and the voting procedures for the Meetings. For details on how you may obtain additional information, see “Where You Can Find More Information” beginning on page [●].You should carefully read and consider the entire Transaction Agreement and Scheme of Arrangement, which are the legal documents that govern the Transaction and Scheme of Arrangement.

Q:	Why am I receiving this proxy statement?

A:

Mimecast and Buyer have entered into the Transaction Agreement, pursuant to which Buyer will acquire Mimecast by means of a Jersey “scheme of arrangement,” or “scheme,” which is referred to in this proxy statement as the “Transaction” or the “acquisition.”

The Royal Court of Jersey (the “Court”) has ordered the convening of a special Court-ordered meeting of Company Shareholders (the “Scheme Meeting”) in order to obtain shareholder approval of the Scheme of Arrangement. Following the Scheme Meeting, the Company will hold a general meeting of Company Shareholders (the “Company GM”) in order to obtain shareholder approval of a related proposal necessary to implement the Scheme of Arrangement, including amending the Company’s articles of association, and a non-binding advisory proposal to approve certain golden parachute compensation arrangements for certain of the Company’s named executive officers. The Scheme Meeting and the Company GM are referred to as the “Meetings” or the “special meetings.”

It will not be possible to complete the acquisition unless the requisite Company Shareholder approvals described below are obtained at each special meeting. However, the acquisition is not conditioned on approval of the non-binding ordinary advisory proposal at the Company GM as described below.

We have included in this proxy statement important information about the acquisition, the Transaction Agreement and the special meetings. You should read this information carefully and in its entirety. If you are a shareholder whose name appears in the register of shareholders of Mimecast (a “shareholder of record”), you are receiving two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You may vote your Company shares without attending the applicable special meeting by granting a proxy or voting your Company shares by mail or over the internet following the instructions provided in the applicable form of proxy. If you hold your shares through a broker, bank, trustee or other nominee, you should follow the instructions provided by your broker, bank, trustee or other nominee in order to instruct them how to vote such Company shares.

Q:	When and where will each special meeting be held?

A:

The Scheme Meeting and Company GM will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time) (unless adjourned or postponed). The Company GM will be held on [●], 2022 at [●] (London Time) (unless adjourned or postponed) or, if the Scheme Meeting has not concluded by [●] (London Time), as soon as possible after the conclusion of the Scheme Meeting. You may vote by completing your proxy card and mailing it, by voting online or by voting in person at each of the special meetings. Please review the instructions on the proxy card regarding your voting options.

Mimecast believes it is important to hold the Meetings at our global headquarters in London, United Kingdom and, as a result, we intend to conduct the Meetings in person. However, Mimecast continues to actively monitor the global coronavirus (“COVID-19”) pandemic. Mimecast remains sensitive to the public health and travel concerns Mimecast’s directors, officers and shareholders may have and the protocols that governments in the United Kingdom, the European Union and the United States may impose regarding travel and public gatherings. In the event it is not advisable or possible to hold the Meetings in person, we will announce alternative arrangements for the Meetings as promptly as practicable, which alternatives may include one or more of the following options: (i) limiting the number of attendees who are permitted to join the Meetings in person, (ii) limiting in person attendance to a limited number of members of Mimecast’s Board of Directors and restricting shareholders from attending in person, (iii) establishing more than one formal venue at which the in person Meetings will be simultaneously held, or (iv) another reasonable alternative determined by the Board of Directors in its discretion.

Q:	How do I register to attend the special meetings?

A:

You are entitled to attend the special meetings only if you are a shareholder of record as of 6:00 p.m. (London time) on the date which is two (2) business days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”) or hold a valid proxy for the special meetings. As used herein, “business day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or the Bailiwick of Jersey are authorized or required by applicable law to close or, in the case of the Bailiwick of Jersey, are customarily closed for normal banking business.

Beneficial holders as of the Beneficial Holder Record Time will be entitled to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the special meetings. Only a broker, bank, trustee or other nominee of a beneficial holder can vote such beneficially held shares and the vote cannot be cast unless such beneficial holder provides instructions to such broker, bank, trustee or other nominee, or obtains a legal proxy from such broker, bank, trustee or other nominee, which entitles such beneficial holder to vote such shares as a proxy for the shareholder of record.

If you plan to attend the special meetings in person, you should be prepared to present photo identification such as a valid driver’s license or passport and verification of share ownership for admittance. If you are a shareholder of record, your ownership as of the Voting Record Time will be verified prior to admittance into the meeting. Please allow ample time for the admittance process, particularly as there may be COVID-19 protocols in place at our London headquarters.

The Company recommends that you submit your proxy even if you plan to attend either or both special meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both special meetings.

If you are a shareholder of record, you may use the forms of proxy that you receive to tell the persons named as proxies how to vote your Company shares.

If you properly complete, sign and date your form of proxy, your Company shares will be voted in accordance with your instructions. The named proxies will vote all Company shares at the special meetings for which proxies have been properly submitted and not revoked. If you sign and return your forms of proxy appointing the individuals referred to on the forms of proxy as your proxy but do not mark your forms to tell the proxy how to vote on a proposal, your shares will be voted in respect of such proposal at the discretion of the named proxies. Where the chairman of the special meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

Shareholders of record may also vote over the internet at [●]. Voting instructions can be found on the forms of proxy you received for the special meetings. Either method of submitting a proxy will enable your Company shares to be represented and voted at the applicable special meeting.

Q:	What will the Company Shareholders receive as consideration in the acquisition?

A:

As consideration for the acquisition, Company Shareholders will be entitled to receive per share consideration of $80.00 in cash, subject to any required withholding of taxes, for each Company share that you own (the “Per Share Consideration”). For example, if you own 100 Company shares, you will receive $8,000.00 in cash in exchange for your Company shares, less any required withholding taxes.

Q:	What will holders of Company equity awards receive in the acquisition?

A:	The Transaction Agreement provides that Mimecast’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:

•

Each Vested Company Option will be canceled and extinguished and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Vested Company Option, by (ii) the aggregate number of Company shares underlying such Vested Company Option immediately prior to the Effective Time, subject to required withholding taxes.

•

Each Unvested Company Option will automatically be converted into and substituted with a cash award in an amount equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Unvested Company Option, by (ii) the aggregate number of Company shares underlying such Unvested Company Option immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company Option as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

•

Each Company Option that is outstanding immediately prior to the Effective Time that has a per-share exercise price that is equal to or greater than the Per Share Consideration will be automatically canceled as of the Effective Time for no consideration.

•

Each Vested Company RSU will be canceled and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the Per Share Consideration by (ii) the aggregate number of Company shares subject to such Vested Company RSU, subject to required withholding taxes.

•

Each Unvested Company RSU will be automatically converted into and substituted with a cash award in an amount equal to the product obtained by multiplying (i) the Per Share Consideration, by (ii) the aggregate number of Company shares underlying such Unvested Company RSU immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company RSU as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

The Transaction Agreement provides that each of the following Company Options will be deemed to be Vested Company Options and each of the following Company RSUs will be deemed to be Vested Company RSUs: (i) the portion of each Company Option or Company RSU that is outstanding and vested as of immediately prior to the Effective Time or that will become vested by its terms and without further action by the Company as a result of the Transaction, (ii) one hundred percent (100%) of the Board Equity Awards, and

(iii) with respect to each Company Option and Company RSU that is outstanding as of the date of the Transaction Agreement (other than any Board Equity Award and certain other equity awards specified in the Transaction Agreement, which have separate contractual provisions relating to a change in control of the Company), twenty-five percent (25%) of the portion of such award that is unvested as of immediately prior to the Effective Time, with such twenty-five (25%) to be applied pro rata across each of such holder’s unvested and outstanding Mimecast equity awards, by grant date, award type, and vesting date.

Q:	Who is entitled to vote?

A:

Shareholders of record as of the Voting Record Time are entitled to vote at the Meetings or they may appoint another person or persons, whether a Company shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the special meetings.

Shareholders who beneficially own Company shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company shares are held in “street name” by a broker, bank, trust or other nominee (“beneficial owners” or “beneficial holders”) as of [●] ([●]) on [●], 2022 (the “Beneficial Holder Record Time”) will be entitled to direct their broker, bank, trust or other nominee how to vote such beneficially held shares at the special meetings.

Q:	What proposals are being voted on at each special meeting and what shareholder vote is required to approve those proposals?

A:

Company Shareholders are being asked to vote on one proposal related to the Scheme at the Scheme Meeting and one proposal related to the Scheme at the Company GM. However, the vote required to approve each such proposal is different at each of the special meetings.

The acquisition is conditioned on the approval of the Scheme at the Scheme Meeting (the “Scheme Proposal”). As set out in full under the section entitled “Part 2—Explanatory Statement” beginning on page [●], the Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).

The vote required to approve the Scheme Proposal at the Scheme Meeting is based on votes properly cast at the meeting by shareholders of record. Broker non-votes (as described below) are not considered votes properly cast and will have no effect on such proposal, although broker non-votes will have an effect on determining that the Scheme Meeting is quorate. Abstentions are not permitted with respect to the Scheme Proposal.

Set forth below is a table summarizing certain information with respect to the resolutions to be voted on at the Company GM:

Company GM Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
1	Authorize the directors of Mimecast to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect and to amend the Articles of Association of Mimecast so that any Company shares that are issued on or after the Voting Record Time to persons other than Buyer or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by Buyer and/or its nominee(s) for the Per Share Consideration (the “Scheme and Articles Amendment Proposal” or the “Special Resolution”).	Special	Yes

2	Approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” (the “Compensation Proposal” and together with the Scheme and Articles Amendment Proposal, the “Company Shareholder Proposals”).	Ordinary	No

At the Company GM, the requisite shareholder approval of each of the resolutions depends on whether it is a “special resolution” (Resolution #1), which requires the approval by three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Company GM (or at any adjournment or postponement of such meeting), or an “ordinary resolution” (Resolution #2), which requires the approval of at least a majority of the votes cast by Company Shareholders present and voting (in person or by proxy). The votes required to approve the Company Shareholder Proposals are based on Company Shareholder votes properly cast at the Company GM. Abstentions and broker non-votes will be counted for purposes of determining a quorum but not for purposes of determining the number of votes properly cast. As a result, abstentions and broker non-votes will have no effect on the Company Shareholder Proposals save that broker non-votes will have an effect on determining that the Company GM is quorate.

As of [●], 2022, the Company’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [●] Company shares, representing approximately [●]% of the Company shares outstanding as of that date. It is expected that the Company’s directors and executive officers will vote “FOR” each of the proposals at the Scheme Meeting and the Company GM, although none of them have entered into any agreement or instrument requiring them to do so, except with respect to certain officers who have executed irrevocable undertakings as described below under the heading “The Transaction Agreement—Irrevocable Undertakings” beginning on page [●].

Your vote is very important. It is important that as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the Company Shareholders. Shareholders of record are receiving two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You are encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible. Beneficial holders will receive voting instructions applicable to each special meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held shares. The Board recommends that you vote “FOR” each of the proposals at the Scheme Meeting and the Company GM.

Q:	Why are there different record dates for shareholders of record and beneficial owners of Company shares?

A:

As described in response to the question titled “What proposals are being voted on at each special meeting and what shareholder vote is required to approve those proposals?” above, in addition to the Scheme Proposal being approved by at least 75% of the votes cast at the Scheme Meeting by the Company shareholders present and voting (in person or by proxy), the Scheme Proposal must also be approved by a majority in number of the Company shareholders as of the Voting Record Time that are present and voting (in person or by proxy) at the Scheme Meeting. Under Jersey law, only shareholders of record who are present are counted in the number of holders entitled to vote and for purposes of the voting requirements.

The Company established [●] ([●]) on [●], 2022, as the Beneficial Holder Record Time in order to provide (i) all Company shareholders, including beneficial owners of Company shares, with sufficient notice of the Scheme Meeting and the extraordinary general meeting and (ii) Cede & Co. (as nominee for The Depository Trust Company) and brokers, banks, trustees or other nominees with sufficient time to obtain voting instructions from beneficial owners.

However, in order to determine the final number of shareholders of record on the Company’s share register maintained by Computershare for purposes of the voting requirements described above, the Company has established 6:00 p.m. (London time) on [●], 2022, as the Voting Record Time.

Q:	Why are there two special meetings?

A:	At the Scheme Meeting, Company Shareholders will be asked to approve the Scheme for purposes of satisfying the requirements of the Companies Law.

At the Company GM, Company Shareholders will also be asked to authorize the directors of the Board to take all actions as they consider necessary or appropriate for carrying the Scheme into effect and to amend the Company’s articles of association. For more details on these matters, see “The Special Meetings of Company Shareholders” beginning on page [●].

At the Company GM, Shareholders will also be asked to vote on a non-binding advisory proposal to approve certain golden parachute compensation arrangements for certain of the Company’s named executive officers. For more details on these matters, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●].

Both special meetings are necessary to cause the Scheme of Arrangement to become effective.

Q:	What constitutes a quorum?

A:

Two or more Company Shareholders present in person who are entitled to vote and who represent between them not less than one third of the Company shares in issue as at the record date of the meeting will constitute a quorum. Mimecast does not currently hold any Company shares in treasury (although any such shares would not be included in the calculation of the number of Company shares present at the special meetings for purposes of determining a quorum in any event). The Company intends to treat as “present” for these purposes Company Shareholders who have submitted properly executed or if applicable, transmitted proxies with respect to the Company GM that are marked “abstain.” The Company will also treat as “present” all shares held in “street name” by each broker who votes some but not necessarily all of the shares held by that broker.

Q:	What is the recommendation of the Company Board regarding the proposals being put to a vote at each special meeting?

A:

The Board has (i) approved and declared advisable the Transaction Agreement, the transactions contemplated thereby and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme) and (ii) declared that it is in the best interests of the Company Shareholders that Mimecast enter into the Transaction Agreement and consummate such transactions and the Scheme.

The Board recommends that Company Shareholders vote at the special meetings as follows:

•	“FOR” the Scheme Proposal;

•	“FOR” the Scheme and Articles Amendment Proposal; and

•	“FOR” the Compensation Proposal

The Board’s recommendation that Company Shareholders vote in favor of the Scheme Proposal, the Scheme and Articles Amendment Proposal and the Compensation Proposal are referred to as the “Board Recommendation.” For additional details, see “The Transaction—Recommendation of the Special Committee and the Company Board and Reasons for the Transaction” beginning on page [●]. In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of Mimecast have interests in the Transaction that are in addition to, or different from, any interests they might have as Company Shareholders. For more information, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●].

Q:	When is the Transaction expected to be completed?

A:

As of the date of this proxy statement, the Transaction is expected to be completed in the first half of 2022. However, no assurance can be provided as to when or if the Transaction will be completed. The required vote of Company Shareholders to approve the Scheme Proposal and the Scheme and Articles Amendment Proposal at the special meetings, as well as the necessary regulatory consents and approvals, must be satisfied or, to the extent applicable, waived before the Transaction can be completed.

Q:	What happens if the Transaction is not completed?

A:

If the Scheme Proposal and the Scheme and Articles Amendment Proposal are not approved by the requisite vote of Company Shareholders at the special meetings or if the Transaction is not completed for any other reason, Company Shareholders will not be entitled to, nor will they receive, any payment for their respective Company shares pursuant to the Transaction Agreement. Instead, Mimecast will remain an independent public company and continue to file periodic reports with the SEC, and the Company shares will continue to be listed and traded on Nasdaq, under the symbol “MIME”. Under the Transaction Agreement, Mimecast may be required to pay Buyer a termination payment of up to $216,825,000 if the Transaction Agreement is terminated under certain circumstances and under certain other specified circumstances, Buyer may be required to pay the Company a termination payment of up to $289,100,000. For more information, see “The Transaction Agreement—Termination Payment” beginning on page [●].

Q:	What if I sell my Company shares after the Beneficial Holder Record Time or the Voting Record Time?

A:

If you transfer your shares after the Beneficial Holder Record time or the Voting Record Time (whichever is applicable to you) but before either special meeting, you will retain your right to vote at both special meetings but will have transferred the right to receive the Per Share Consideration. In order to receive the Per Share Consideration you must hold your shares through the completion of the Transaction.

Q:	What if I buy Company shares after the Beneficial Holder Record Time or the Voting Record Time?

A:

If you acquire additional Company shares from a beneficial holder after the Beneficial Holder Record Time or a shareholder of record after the Voting Record Time, you will not have the right to vote in respect of those additional Company shares at either special meeting. You will have the right to receive the Per Share Consideration in respect of those additional Company shares if you hold such shares through the completion of the Transaction.

Q:	How do I vote?

A:

If you are a shareholder of record, you will receive two forms of proxy (one for the Scheme Meeting and one for the Company GM). You may vote your Company shares at each Company special meeting in one of the following ways:

•	by mailing your applicable completed and signed form of proxy in the enclosed return envelope;

•	by voting over the internet as instructed on the applicable form of proxy; or

•	by attending the applicable special meeting and voting in person.

If you hold your Company shares through a broker, bank, trustee or other nominee, you should follow the instructions provided by your broker, bank, trustee or other nominee in order to instruct them how to vote your Company shares.

In the case of joint holders, the vote of the senior member who tenders a vote (in person or by proxy) will be accepted to the exclusion of the votes of the other joint holders of record and, for this purpose, seniority will be determined by the order in which the names first appear in the Company’s register of members in respect of the joint holding.

Q:	If my shares are held in “street name” by my broker, bank, trustee or other nominee, will my broker, bank, trustee or other nominee automatically vote my shares for me?

A:

No. Your broker, bank, trustee or other nominee will not vote your Company shares if you do not provide your broker, bank, trustee or other nominee with a signed voting instruction form with respect to your Company shares, such failure to vote being referred to as a broker non-vote. Therefore, you should instruct your broker, bank, trustee or other nominee to vote your Company shares by following the directions your broker, bank, trustee or other nominee provides.

Brokers do not have discretionary authority to vote on any of the Company proposals at either special meeting.

Q:	How many votes do I have?

A:

At each special meeting, you are entitled to one vote for each Company share that you owned as of the Beneficial Holder Record Time, if you are a beneficial holder, or as of the Voting Record Time, if you are a shareholder of record. Each beneficial owner of Company shares as of the Beneficial Holder Record Time will be entitled to direct his or her broker, bank, trust or other nominee how to vote such Company shares on all resolutions proposed at the Scheme Meeting and the Company GM. As of [●], 2022 there were [●] Company shares outstanding and entitled to vote at each of the Scheme Meeting and the Company GM.

Q:	Should I send in my share certificates now?

A:	No. Company Shareholders that hold share certificates should keep their existing stock certificates at this time.

Q:	What do I need to do now?

A:

Company Shareholders entitled to vote at the Scheme Meeting have been sent a form of proxy for that meeting, and Company Shareholders entitled to vote at the Company GM have been separately sent a form of proxy for that meeting. Company Shareholders are strongly urged to complete and return both forms of proxy as soon as possible and, in any event, no later than [●] (London Time) on [●], 2022. Even if you plan to attend either or both special meetings, we encourage you to vote by proxy before the special meeting(s) that you plan to attend. After carefully reading and considering the information contained in this proxy statement, including the annexes and the documents incorporated by reference, please submit your proxy or proxies over the internet in accordance with the instructions set forth on the applicable form of proxy, or mark, sign and date the applicable form of proxy and return it with the enclosed prepaid envelope as soon as possible so that your Company shares may be voted at the applicable special meeting. Your form of proxy or your internet directions will instruct the persons identified as your proxy to vote your Company shares at the applicable special meeting as directed by you.

If a Company Shareholder signs and returns his, her or its form of proxy appointing the individuals referred to on the form of proxy of the applicable special meeting as his, her or its proxy but does not mark the form of proxy to tell the proxy how to vote on a proposal, such shares will be voted in respect of such proposal at the discretion of the named proxies of the applicable special meeting. Where the chairman of the special meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

If you hold your Company shares through a broker, bank, trustee or other nominee, you should follow the instructions provided by your broker, bank, trustee or other nominee when instructing them how to vote your Company shares.

Q:	Are shareholders entitled to appraisal or dissenters’ rights?

A:	Under Jersey law, Company Shareholders do not have appraisal or dissenters’ rights in connection with the Transaction.

Q:	May I attend the Court hearing to sanction the Scheme of Arrangement?

A:

Company Shareholders are entitled to attend and be heard at the Court hearing to sanction the Scheme of Arrangement (the “Court Hearing”), either in person or through a Jersey advocate, to support or oppose the Scheme. The Court’s address is Royal Court House, Royal Square, St Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. The Company will disclose the date of the Court Hearing by public announcement and filing with the Securities and Exchange Commission (the “SEC”) after it has been scheduled and no later than [●] days before the Court Hearing.

Q:	May I change my vote after I have mailed my signed forms of proxy or voted over the internet?

A:	Yes, you may change your vote before your proxy is voted at the Scheme Meeting or before your proxy is voted at the Company GM.

If you are a shareholder of record, you can do this in one of four ways:

•	sign and return by mail a valid form of proxy for the applicable special meeting with a later date so that it is received prior to [●] (London Time) on [●], 2022;

•

before the applicable special meeting, provide written notice that you have revoked your proxy for the applicable special meeting to the Company’s General Counsel and Company Secretary, so that it is received by [●] (London Time) on [●], 2022 at the following address:

Mimecast Limited

c/o Mimecast North America, Inc.

Attention: General Counsel and Company Secretary

191 Spring

Street Lexington, Massachusetts 02421 USA

•	submit revised voting instructions over the internet by following the instructions set forth on the applicable form of proxy; or

•	attend the applicable special meeting and vote in person.

If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

Q:	Who can help answer my questions?

A:

If you have questions about the Transaction, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the forms of proxy that you receive, you should contact Innisfree M&A Incorporated, the proxy solicitation agent for Mimecast Limited, by telephone. Shareholders may call toll-free at (877) 456-3463; brokers, banks, trustees and other nominees may call collect at (212) 750-5833.

If your Company shares are held by a broker, bank, trustee or other nominee, you should contact your broker, bank, trustee or other nominee for additional information.

Q:	What are the U.S. federal income tax consequences of the Transaction?

A:

For U.S. federal income tax purposes, the receipt of cash in exchange for Company shares pursuant to the Scheme is expected to be a taxable transaction, and a U.S. holder (as defined below under “Material Tax Consequences of the Proposed Transaction—Material U.S. Federal Income Tax Considerations” beginning on page [●]) will generally recognize gain or loss equal to the difference, if any, between (i) the amount of cash received by such U.S. holder in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Company shares surrendered in exchange therefor.

Q:	Where can I find more information about Mimecast?

A:	You can find more information about Mimecast from various sources described under “Where You Can Find More Information” beginning on page [●].

PROPOSED TIMETABLE OF PRINCIPAL EVENTS

All dates and times are based on the Company’s and Buyer’s current expectations and are subject to change. Terms used but not defined in “Proposed Timetable of Principal Events” shall have the meanings given to them in the Scheme of Arrangement. If any of the dates and/or times in this expected timetable change, Mimecast Limited will publicly announce the changes.

Beneficial Holder Record Time for Scheme Meeting and Company GM	[●] ([●]) on [●], 2022
Voting Record Time for Scheme Meeting and Company GM	[6:00 p.m.] (London time) on [●], 2022
Latest time for receipt of Forms of Proxy for Scheme Meeting	[●] (London time) on [●], 2022
Latest time for receipt of Forms of Proxy for Company GM	[●] (London time) on [●], 2022
Scheme Meeting	[●] (London time) on [●], 2022
Company GM	[●] (London time) on [●], 2022, or if the Scheme Meeting has not concluded by [●] ([●]), as soon as possible after the conclusion of the Scheme Meeting
Court Hearing to sanction the Scheme	Mimecast will disclose the date of the Court Hearing by public announcement and SEC filing after it has been scheduled and no less than [●] days before the Court Hearing

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and any document to which Mimecast refers to in this proxy statement, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include statements relating to Mimecast’s strategy, goals, future focus areas and the value of the proposed transaction to Company Shareholders. These forward-looking statements are based on Mimecast management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including the uncertainty associated with the potential impacts of the COVID-19 pandemic on Mimecast’s business, financial condition, and results of operations. Additional factors that could cause or contribute to such differences include, but are not limited to, the following:

•

the completion of the Transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Mimecast’s business and other conditions to the completion of the Transaction;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement;

•	failure to satisfy one or more conditions to the completion of the Transaction;

•	the impact of the COVID-19 pandemic on Mimecast’s business and general economic conditions;

•	Mimecast’s ability to implement its business strategy;

•	significant transaction costs associated with the Transaction;

•	potential litigation relating to the Transaction;

•	the risk that disruptions from the Transaction will harm Mimecast’s business, including current plans and operations;

•	the ability of Mimecast to retain and hire key personnel;

•	potential adverse reactions or changes to business relationships resulting from the announcement or the pendency of the Transaction;

•	access to available financing to Buyer on a timely basis and on reasonable terms;

•	legislative, regulatory and economic developments affecting Mimecast’s business;

•	general economic and market developments and conditions;

•	the evolving legal, regulatory and tax regimes under which Mimecast operates;

•	potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect Mimecast’s financial performance;

•	restrictions during the pendency of the Transaction that may impact Mimecast’s ability to pursue certain business opportunities or strategic transactions;

•

unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, cyberterrorism or cybercrime or outbreak of war or hostilities, as well as Mimecast’s response to any of the aforementioned factors; and

•

such other risks and uncertainties described more fully in documents filed with or furnished to the SEC by Mimecast, including its Annual Report on Form 10-K previously filed with the SEC on May 27, 2021, and its Quarterly Report on Form 10-Q previously filed with the SEC on November 2, 2021.

Mimecast expressly qualifies in their entirety all forward-looking statements attributable to either Mimecast or any person acting on Mimecast’s behalf by the cautionary statements contained or referred to in this proxy statement. All information provided in this proxy statement is as of the date hereof and Mimecast undertakes no duty to update this information except as required by law.

PART 1—THE TRANSACTION AND THE SPECIAL MEETINGS

THE SPECIAL MEETINGS OF COMPANY SHAREHOLDERS

Overview

This proxy statement is being provided to Company Shareholders as part of a solicitation of proxies by the Company Board for use at the special meetings of Company Shareholders referred to below and at any adjournment or postponement of such meetings. This proxy statement is being furnished to Company Shareholders on or about [●]. This proxy statement provides Company Shareholders with information they need to be able to vote or instruct their vote to be cast at the special meetings.

Time, Place, Date and Purpose of the Special Meetings

Scheme Meeting

The Scheme Meeting will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time), unless adjourned or postponed. At the Scheme Meeting, the Company Shareholders will be asked to vote to approve the Scheme.

Company GM

The Company GM of Company Shareholders to consider and if thought fit pass the Company Shareholder Proposals will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time), unless adjourned or postponed, or, if the Scheme Meeting has not concluded by [●] (London Time), as soon as possible after the conclusion of the Scheme Meeting. At the Company GM, the Company Shareholders will be asked to vote to approve the Company Shareholder Proposals.

Mimecast believes it is important to hold the Meetings at our global headquarters in London, United Kingdom and, as a result, we intend to conduct the Meetings in person. However, Mimecast continues to actively monitor the global coronavirus (“COVID-19”) pandemic. Mimecast remains sensitive to the public health and travel concerns Mimecast’s directors, officers and shareholders may have and the protocols that governments in the United Kingdom, the European Union and the United States may impose regarding travel and public gatherings. In the event it is not advisable or possible to hold the Meetings in person, we will announce alternative arrangements for the Meetings as promptly as practicable, which alternatives may include any one or more of the following options: (i) limiting the number of attendees who are permitted to join the Meetings in person, (ii) limiting in person attendance to a limited number of members of Mimecast’s Board of Directors and restricting shareholders from attending in person, (iii) establishing more than one formal venue at which the in person Meetings will be simultaneously held, or (iv) another reasonable alternative determined by the Board of Directors in its discretion.

Attendance

Shareholders of record whose names appear on the register of Mimecast as of 6:00 p.m. (London time) on the date which is two (2) business days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”) are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings. As used herein, “business day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or the Bailiwick of Jersey are authorized or required by applicable law to close or, in the case of the Bailiwick of Jersey, are customarily closed for normal banking business.

Company shareholders who beneficially own Company shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company shares are held in “street name”

by a broker, bank, trust or other nominee as of the [●] ([●]) on [●], 2022 (the “Beneficial Holder Record Time”) will be entitled to direct his, her or its broker, bank, trust or other nominee how to vote such beneficially held shares at the Scheme Meeting and the Company GM. Only a broker, bank, trust or other nominee of a beneficial holder can vote such beneficially held shares and the vote cannot be cast unless such beneficial holder provides instructions to such broker, bank, trust or other nominee, or obtains a legal proxy from such broker, bank, trust or other nominee, which entitles such beneficial holder to vote such shares as a proxy for the shareholder of record.

If you plan to attend the special meetings in person, you should be prepared to present photo identification such as a valid driver’s license or passport and verification of share ownership for admittance. If you are a shareholder of record, your ownership as of the Voting Record Time will be verified prior to admittance into the meeting. Please allow ample time for the admittance process, particularly as there may be COVID-19 protocols in place at our London headquarters.

The Company recommends that you submit your proxy even if you plan to attend either or both special meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both special meetings.

If you are a shareholder of record, you may use the forms of proxy that you receive to tell the persons named as proxies how to vote your Company shares.

If you properly complete, sign and date your form of proxy, your Company shares will be voted in accordance with your instructions. The named proxies will vote all Company shares at the special meeting for which proxies have been properly submitted and not revoked. If you sign and return your forms of proxy appointing the individuals referred to on the forms of proxy as your proxy but do not mark your forms to tell the proxy how to vote on a proposal, your shares will be voted in respect of such proposal at the discretion of the named proxies. Where the chairman of the special meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

Company Shareholders of record may also vote over the internet at [●]. Voting instructions can be found on the forms of proxy you received for the special meetings. Either method of submitting a proxy will enable your Company shares to be represented and voted at the applicable special meeting.

Proposals

Scheme Meeting: Company Shareholders entitled to vote at the Scheme Meeting are being asked to approve the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court.

Company GM: Company Shareholders entitled to vote at the Company GM are also being asked to authorize the directors of Mimecast to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect and to amend the Company Articles so that any Company shares that are issued on or after the Voting Record Time to persons other than Buyer or its nominee(s) will either be subject to the terms of the Scheme or immediately and automatically acquired by Buyer and/or its nominee(s) for the Per Share Consideration.

Record Date; Outstanding Company Shares; Company Shares Entitled to Vote

Only beneficial holders of Company shares as of the Beneficial Holder Record Time will be entitled to receive notice of and to direct their brokers, banks, trustees or other nominees how to vote such beneficially held shares at the special meetings, or any adjournment or postponement thereof. Only Company Shareholders of record whose names appear on the register of Mimecast as of 6:00 p.m. (London time) on the date which is two (2) business days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”) are entitled to attend and vote at the Meetings or they may appoint another person or persons, whether a Company Shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Meetings. As used herein, “business day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or the Bailiwick of Jersey are authorized or required by applicable law to close or, in the case of the Bailiwick of Jersey, are customarily closed for normal banking business. As of [●], there were [●] Company shares outstanding. Each Company share outstanding as of the Voting Record Time is entitled to one vote on each proposal and any other matter properly coming before the Meetings.

Quorum

Two or more Company Shareholders present in person who are entitled to vote and who represent between them not less than one third of the Company shares in issue as at the record date of the meeting will constitute a quorum. Mimecast does not currently hold any Company shares in treasury (although any such shares would not be included in the calculation of the number of Company shares present at the special meetings for purposes of determining a quorum in any event). The Company intends to treat as “present” for these purposes Company Shareholders who have submitted properly executed or if applicable, transmitted proxies with respect to the Company GM that are marked “abstain.” The Company will also treat as “present” all shares held in “street name” by each broker who votes some but not necessarily all of the shares held by that broker.

Company Share Ownership and Voting by the Company’s Directors and Officers

As of [●], 2022 the Company Board and executive officers had the right to vote, in the aggregate, [●] of the then-outstanding Company shares at the special meetings (and [●] of the then outstanding Company shares when taking into account rights to acquire Company shares within 60 days of [●]), representing [●] percent of the Company shares then outstanding and entitled to vote at the special meetings. Board members and named executive officers who are shareholders of the Company intend to vote “FOR” the Scheme of Arrangement at the Scheme Meeting, “FOR” the authorization of the Board to take such actions necessary or appropriate for carrying the Scheme into effect and to amend the Company Articles so that any Company shares that are issued on or after the Voting Record Time to persons other than Buyer (or its designees) will either be subject to the terms of the Scheme or immediately and automatically acquired by Buyer (or its designees) for the Per Share Consideration, and “FOR” the non-binding, advisory proposal approving the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction.”

Vote Required; Recommendation of the Special Committee and the Company Board

Scheme Meeting

Proposal to approve the Scheme: Company Shareholders are being asked to vote on the Scheme Proposal to approve the Scheme at the Scheme Meeting. The Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).

The vote required to approve the Scheme Proposal at the Scheme Meeting is based on votes properly cast at the meeting by shareholders of record. Broker non-votes (as described below) are not considered votes properly cast and will have no effect on such proposal, although broker non-votes will have an effect on determining that the Scheme Meeting is quorate. Abstentions are not permitted with respect to the Scheme Proposal.

The Transaction is conditioned on approval of the Scheme at the Scheme Meeting.

The Board recommends that Company Shareholders vote “FOR” the proposal to approve the Scheme at the Scheme Meeting.

In considering the recommendation of the Special Committee and the Company Board, you should be aware that certain directors and executive officers of Mimecast have interests in the proposed transaction that are in addition to, or different from, any interests they might have as Company Shareholders. For more information, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●].

Company GM

At the Company GM, the requisite shareholder approval of each of the resolutions depends on whether it is a “special resolution” (i.e., the Scheme and Articles Amendment Proposal), which requires the approval by three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy, or an “ordinary resolution” (i.e., the Compensation Proposal), which requires the approval of at least a majority of the votes cast by Company Shareholders present and voting (in person or by proxy) at the Company GM (or at any adjournment or postponement of such meeting). The votes required to approve the Company Shareholder Proposals are based on Company Shareholder votes properly cast at the Company GM. Abstentions and broker non-votes will be counted for purposes of determining a quorum but not for purposes of determining the number of votes properly cast. As a result, abstentions and broker non-votes will have no effect on the Company Shareholder Proposals save that broker non-votes will have an effect on determining that the Company GM is quorate.

The votes required to approve the Company Shareholder Proposals are based on votes properly cast at the Company GM. Because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, will have no effect on the Company Shareholder Proposals, save that broker non-votes will have an effect on determining that the Company GM is quorate.

A broker non-vote generally occurs when a broker, bank, trustee or other nominee holding Company shares on your behalf does not vote on a proposal because the broker, bank, trustee or other nominee has not received your voting instructions and lacks discretionary power to vote the Company shares. Broker non-votes, if any, will be counted for the purpose of determining whether a quorum is present at the Meetings.

After careful consideration, the Company Board has (i) approved and declared advisable the Transaction Agreement, the transactions contemplated by the Transaction Agreement and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme) and (ii) declared that it is in the best interests of Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme.

The Board recommends that Company Shareholders vote “FOR” the proposals to approve each of the resolutions.

In considering the recommendations of the Board described above, you should be aware that certain directors and executive officers of Mimecast have interests in the proposed transaction that are in addition to, or different from, any interests they might have as Company Shareholders. For more information, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●].

Voting Your Company Shares

Shareholders of record as of 6:00 p.m. (London time) on the date which is two (2) business days prior to the Scheme Meeting or any adjournment or postponement of the Scheme Meeting (as the case may be) (the “Voting Record Time”) may vote by completing such Shareholder’s proxy card and mailing it, by voting online or by voting in person at each of the special meetings. Please review the instructions on the proxy card regarding your voting options. As used herein, “business day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or the Bailiwick of Jersey are authorized or required by applicable law to close or, in the case of the Bailiwick of Jersey, are customarily closed for normal banking business.

The Company recommends that you submit your proxy even if you plan to attend either or both special meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both special meetings.

If you are a shareholder of record, you may use the forms of proxy that you receive to tell the persons named as proxies how to vote your Company shares.

If you properly complete, sign and date your form of proxy, your Company shares will be voted in accordance with your instructions. The named proxies will vote all Company shares at the special meeting for which proxies have been properly submitted and not revoked. If you sign and return your forms of proxy appointing the individuals referred to on the forms of proxy as your proxy but do not mark your forms to tell the proxy how to vote on a proposal, your shares will be voted in respect of such proposal at the discretion of the named proxies. Where the chairman of the special meetings is appointed proxy, the chairman will vote in favor of each resolution if not directed otherwise.

Company Shareholders of record may also vote over the internet at [●]. Voting instructions can be found on the forms of proxy you received for the special meetings. Either method of submitting a proxy will enable your Company shares to be represented and voted at the applicable special meeting.

Voting Company Shares Held in Street Name

Company shareholders who beneficially own Company shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) and whose interests in Company shares are held in “street name” by a broker, bank, trust or other nominee as of the Beneficial Holder Record Time, will be entitled to direct his, her or its broker, bank, trust or other nominee how to vote such beneficially held shares at the special meetings following the instructions that the broker, bank, trust or other nominee provides you along with this proxy statement. Your broker, bank, trust or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank, trust or other nominee. Only beneficial owners of Company shares as of the Beneficial Holder Record Time will have the right to direct their broker, bank, trust or other nominee how to vote such Company shares.

If you do not provide a signed voting instruction form to your broker, bank, trustee or nominee, your Company shares will not be voted on any proposal on which the broker, bank, trustee or nominee does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. In these cases, the broker, bank, trustee or nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either special meeting, including the Scheme Proposal. Accordingly, if you fail to provide a signed voting instruction form to your broker, bank, trustee or nominee, your shares held through such broker, bank, trustee or nominee will not be voted at either special meeting.

Revoking Your Proxy

If you are a Company Shareholder of record, you may revoke your proxy before it is voted at the Scheme Meeting or the Company GM by:

•	signing and return by mail a valid form of proxy for the applicable special meeting with a later date so that it is received prior to [●] (London Time) on [●], 2022;

•

before the applicable special meeting, providing written notice that you have revoked your proxy for the applicable special meeting to the Company’s General Counsel and Company Secretary, so that it is received by [●] (London Time) on [●], 2022 at the following address:

Mimecast Limited

c/o Mimecast North America, Inc.

Attention: General Counsel and Company Secretary

191 Spring Street

Lexington, Massachusetts 02421 USA

•	submitting revised voting instructions over the internet by following the instructions set forth on the applicable form of proxy; or

•	attending the applicable special meeting and vote in person.

If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

Costs of Solicitation

The Company will bear the cost of soliciting proxies from Company Shareholders. The Company has retained Innisfree M&A Incorporated to assist in soliciting proxies. Under the terms of the agreement with Innisfree M&A Incorporated, the Company will pay them a fee of up to $200,000. The Company will also reimburse Innisfree M&A Incorporated for certain expenses incurred by them. The Company and its agents will solicit proxies by mail. In addition, the directors, officers and employees of the Company, without additional compensation, and the employees of Innisfree M&A Incorporated may solicit proxies from Company Shareholders by electronic communication, or in person. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of Company shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

Other Business

Mimecast is not aware of any other business to be acted upon at the Meetings. If, however, other matters are properly brought before the Meetings, the proxies will have discretion to vote or act on those matters, and where the chairman of the meeting is appointed proxy the chairman will exercise such discretion as in their judgment is in the best interest of Mimecast and the Company Shareholders.

Adjournment

Any adjournment or postponement of the Scheme Meeting will result in an adjournment of the Company GM.

Assistance

If you need assistance in completing your forms of proxy or have questions regarding the special meetings, please contact Innisfree M&A Incorporated, the proxy solicitation agent for the Company by telephone. Shareholders may call toll-free at (877) 456-3463; banks and brokers may call collect at (212) 750-5833.

THE TRANSACTION

The Transaction

Mimecast entered into the Transaction Agreement with Buyer on December 7, 2021. A copy of the Transaction Agreement is attached as Annex A to this proxy statement. The Transaction Agreement provides for the implementation of the Scheme of Arrangement pursuant to which, among other things, Company Shareholders will receive, in exchange for each Company share, the Per Share Consideration, subject to required withholding taxes.

The Transaction will be implemented by way of a Scheme of Arrangement sanctioned by the Royal Court of Jersey, pursuant to the terms of the Transaction Agreement. Upon the implementation of the Transaction, the Company will become a wholly-owned subsidiary of Buyer or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement.

The completion of the Transaction contemplated by the Transaction Agreement is subject to certain closing conditions, including approval by Company Shareholders, receipt of regulatory approvals and such other conditions to completion as set forth in the Transaction Agreement and as further described below.

At the Effective Time, all Company shares then outstanding will be transferred from the Company Shareholders to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement) in accordance with the provisions of the Scheme of Arrangement and the Transaction Agreement, and the Company Shareholders will cease to have any rights with respect to the Company shares, except their rights under the Scheme of Arrangement, including the right to receive the Per Share Consideration. At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company shares under the Scheme of Arrangement to Buyer (or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement), following which the Company shall be a wholly owned subsidiary of Buyer or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement. At the Effective Time and in consideration of the transfer of Company shares to Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $80.00 per Company share that is outstanding immediately prior to the Effective Time, subject to required withholding taxes.

Background of the Transaction

The following chronology summarizes the key meetings and events that led to the signing of the Transaction Agreement. The following chronology does not purport to catalogue every conversation among the Company Board, the Special Committee, or the representatives of Mimecast and other parties.

Mimecast is a leading global provider of next generation cloud security and risk management services for email and corporate information. Mimecast’s integrated suite of proprietary cloud services protects customers of all sizes from the significant business and data security risks to which they are exposed through their email and other corporate systems. These offerings are designed to protect customers from today’s rapidly changing security environment.

The Company Board and senior management periodically review Mimecast’s long-term strategy and objectives in light of market and industry conditions. These reviews have included, among other things, consideration of organic growth initiatives, acquisitions, investments, and potential business combination transactions, in each case with a view towards enhancing shareholder value. In addition, from time to time, Mimecast has received unsolicited inquiries from third parties that have expressed a desire to discuss whether there would be mutual interest in a potential strategic transaction with the Company. For instance, in the spring of 2020, Mimecast had a series of discussions with a financial sponsor (referred to as “Financial Sponsor A”) with respect to Mimecast’s business and Financial Sponsor A’s investment philosophy. The Company did not enter into a confidentiality agreement with Financial Sponsor A at that time, and no confidential information of the Company was shared with Financial Sponsor A. On June 18, 2020, Financial Sponsor A and one of its portfolio companies in the security industry provided a joint written, non-binding indication of interest to acquire 100% of the outstanding share capital of Mimecast for $55.00 per share in cash. After discussions with Financial Sponsor A, and consultation with Mimecast’s legal advisors, on June 25, 2020 the Company Board held a special meeting and determined that the offered price of $55.00 per share was not in the best interests of Mimecast shareholders. On August 7, 2020, and after Mimecast had publicly reported its financial results for the first quarter of fiscal year 2021, Financial Sponsor A and its portfolio company submitted a revised joint proposal to acquire 100% of the outstanding share capital of Mimecast for $60.00 per share in cash. Following further consultation with the Company’s legal and financial advisors, on September 10, 2020, the Company Board held a special meeting and determined that the revised proposal was not in the best interests of Mimecast shareholders and, after communicating the decision of the Company Board, Mimecast did not engage further with Financial Sponsor A during calendar year 2020.

In late April 2021, it was announced that Financial Sponsor A was acquiring one of Mimecast’s principal and direct competitors (“Portfolio Company A”). In the two-month period following this announcement, Permira and several other financial sponsors contacted Mimecast and expressed interest in learning more about the Company. Thereafter, Mimecast’s senior management team, including Peter Bauer, Chairman and Chief Executive Officer, and Rafeal Brown, Chief Financial Officer, held initial introductory discussions with these financial sponsors to provide an overview of the Company based on publicly available information. During these meetings, certain of these financial sponsors, including Permira, indicated that they would be interested in entering into a confidentiality agreement with Mimecast in order to engage in further discussions and receive non-public information regarding the Company.

On May 27, 2021, the Company Board held a meeting at which members of senior management and representatives of Citi, Mimecast’s financial advisor, and Goodwin Procter LLP (“Goodwin”), Mimecast’s outside counsel, were present. At the meeting, senior management reported to the Company Board regarding their introductory conversations with the financial sponsors that recently had been in contact with Mimecast. The Company Board discussed whether to further engage with these financial sponsors with respect to a potential strategic transaction with Mimecast, which it was noted could include, among other things, a private investment in Mimecast by such a financial sponsor or the potential acquisition of the Company. At the conclusion of this discussion, the Company Board authorized management to continue discussions with those financial sponsors considered to be knowledgeable in the security sector that had expressed interest in a potential transaction with Mimecast, subject to such financial sponsor entering into an acceptable confidentiality agreement with the Company. The Company Board also discussed management’s long-range plan, including the related methodology, underlying assumptions and related risks, potential levers for upside performance, and preliminary financial forecasts for fiscal years 2022 through 2026 (the “Long-Range Plan”). Following discussion of these matters, the Company Board acknowledged that the Long-Range Plan may be used in discussions with the financial sponsors. Also at the meeting, the Company Board discussed business relationships that two directors, Aron Ain and Alpna Doshi, had with certain financial sponsors. After such discussion, it was determined that, given the potential conflicts or the appearance of potential conflicts that could arise as a result of such relationships, Mr. Ain and Ms. Doshi would recuse themselves from further Company Board meetings and deliberations regarding the review of potential strategic alternatives that may be available to Mimecast until such time as the applicable financial sponsor was no longer an actual or potential participant in the process.

In June and July 2021, Mimecast entered into confidentiality agreements with each of Permira and three other financial sponsors (referred to as “Financial Sponsor B”, “Financial Sponsor C” and “Financial Sponsor D”). These confidentiality agreements included customary non-disclosure provisions and a standstill provision that prohibited the financial sponsor, for an agreed-upon period from the date of the agreement, from offering to acquire or acquiring Mimecast, and from taking certain other actions, including soliciting proxies, without the prior consent of Mimecast. Each of these confidentiality agreements included either a termination of the standstill provision upon Mimecast’s announcement that it had entered into a definitive agreement with a third party providing for a sale of Mimecast, or, if no such termination of the standstill provision was included, the ability of the financial sponsor to make confidential acquisition proposals to the Company Board at any time following such announcement. After entering into the confidentiality agreement, each of these financial sponsors received confidential business and financial information regarding Mimecast, and met with members of senior management of Mimecast, including Mr. Bauer and Mr. Brown, to discuss the financial sponsor’s investing philosophy and Mimecast’s business, products, technology and financial position, including an overview of the Long-Range Plan. Throughout Mimecast’s evaluation of potential strategic alternatives, no member of senior management made any proposals or otherwise discussed the specific terms of a potential strategic transaction during any meetings or conversations with any financial sponsors, and Mimecast’s management team was instructed not to and did not discuss any post-transaction employment or compensation matters for management with any financial sponsors.

On July 13, 2021, senior management of Mimecast, including Mr. Bauer and Mr. Brown, had a meeting with representatives of another financial sponsor that had contacted Mimecast (referred to as “Financial Sponsor E”) and its prospective partner, another financial sponsor (referred to as “Financial Sponsor F”), to discuss the Company based on publicly available information. Shortly after the meeting, Financial Sponsor E contacted Mr. Brown and indicated that each of Financial Sponsor E and Financial Sponsor F would be interested in entering into a confidentiality agreement with Mimecast in order to receive non-public information regarding the Company. Thereafter, each of Financial Sponsor E and Financial Sponsor F was provided with a form of confidentiality agreement similar to those provided to the other financial sponsors that had expressed interest in the Company.

On July 27, 2021, the Company Board and its Audit Committee held a joint regular meeting at which representatives of senior management and Goodwin were present. At the meeting, among regular business, senior management updated the Company Board regarding the preliminary discussions with Permira and the other financial sponsors since the meeting of the Company Board held on May 27th. A representative of Goodwin then discussed certain process considerations with respect to a possible transaction with a financial sponsor in the event that one of these firms were to make a proposal to Mimecast, including the potential for actual or perceived conflicts of interest of the members of the Company Board and senior management. The Company Board then formed a special committee (referred to as the “Special Committee”) consisting of independent and disinterested directors to evaluate any proposal that may be received from these financial sponsors, as well as other potential strategic alternatives that may be available to enhance shareholder value. The Company Board, with the assistance of a representative of Goodwin who previously had met individually with each of the potential members of the Special Committee regarding these matters, discussed the independence and disinterestedness of potential members of the Special Committee. Thereafter, the Company Board appointed Robert Schechter (Chair), Christopher FitzGerald, Helene Auriol Potier and Hagi Schwartz to serve on the Special Committee. The Special Committee was authorized to: (1) consider and evaluate all proposals that might be received by the Company in connection with a possible sale or other business transaction; (2) participate in and direct the negotiation of the material terms and conditions of any such transaction; (3) consider any alternatives to any such transaction, including the Company continuing to operate as an independent company; (4) recommend to the Company Board the advisability of entering into a definitive agreement with respect to any such transaction or the advisability of pursuing any other alternative; and (5) retain at the expense of the Company such advisors, consultants and agents as the Special Committee deemed advisable. Throughout the Special Committee’s evaluation of a potential strategic transaction, the Special Committee conducted formal meetings, but its members were also in regular informal discussions with Mimecast’s management and legal and financial advisors and with each other. In addition, the Special Committee met in special session at each meeting with only the independent and disinterested directors and outside counsel present.

On August 3, 2021, Mimecast announced its financial results for the first quarter of fiscal year 2022.

On August 4, 2021, senior management of Mimecast, including Mr. Bauer and Mr. Brown, had a meeting with representatives of Financial Sponsor C to discuss certain of Financial Sponsor C’s due diligence findings.

On August 5, 2021, the Special Committee held a meeting at which representatives of senior management, Citi and Goodwin were present. At the meeting, Citi and members of senior management updated the Special Committee regarding the interactions that had taken place since the meeting of the Company Board held on July 27th with Permira and Financial Sponsor C, as well as the status of negotiations of confidentiality agreements with Financial Sponsors E and F. Citi also provided an overview of a pending acquisition in Mimecast’s industry of Portfolio Company A by Financial Sponsor A, including implied transaction multiples. In addition, a representative of Goodwin reviewed for the members of the Special Committee the fiduciary duties of the Company’s directors in the context of a strategic process. The meeting participants then discussed potential next steps, including whether it might be advisable to approach and explore a potential strategic transaction with third parties other than those financial sponsors that already had been in contact with Mimecast. The Special Committee discussed the risk of market rumors that might arise from contacting other parties, and the potential impact on Mimecast’s business of such market rumors, including the loss of customers, partners and employees. The Special Committee also discussed potential antitrust risks associated with pursuing an acquisition by a strategic party that is also a competitor of Mimecast and the significant risks to the business in providing sensitive, proprietary and confidential information to such a competitor. In particular, the Special Committee discussed the antitrust approval and timing risks that could be associated with a potential transaction with Financial Sponsor A as a result of Financial Sponsor A’s multiple investments in the security industry, including its recent acquisition of Portfolio Company A, which is a principal and direct competitor of Mimecast. The Special Committee also considered the ability to potentially solicit interest of additional third parties through a “go-shop” provision (i.e., the right to actively solicit alternative acquisition proposals for a specified period following execution of a definitive agreement) in the event that the Company Board were to decide to pursue a sale of the Company. Based on the benefits and risks discussed, the Special Committee concluded that approaching additional parties at that time could be more harmful than beneficial to the Company but that the Special Committee would revisit additional potential outreach later in the process should circumstances change.

On August 10, 2021, senior management of Mimecast, including Mr. Bauer and Mr. Brown, had a meeting with representatives of Permira to discuss certain of Permira’s due diligence findings.

Also on August 10, 2021, Financial Sponsor C indicated that, after completing commercial due diligence, it was not in a position to submit an acquisition proposal in excess of approximately $60.00 per share given views that Financial Sponsor C had regarding the long-term growth prospects of the Company.

On August 11, 2021, the Company Board held a regular meeting at which representatives of senior management were present. Among regular business, the meeting participants reviewed a version of management’s Long-Range Plan that had been updated to increase projections to reflect Mimecast’s actual results for the first quarter of fiscal year 2022 and updated forecast for the second quarter of fiscal year 2022, including the related methodology, underlying assumptions and related risks, potential levers for upside performance, and preliminary financial projections for fiscal years 2022 through 2026 based on such Long-Range Plan. After such review, the Company Board approved the updated Long Range-Plan for use in the strategic process, and the updated Long Range-Plan was provided in the data room when it was opened on September 15, 2021. Following this meeting of the Company Board, the Special Committee held a meeting at which representatives of senior management and Goodwin were present. At the meeting, senior management updated the Special Committee regarding the interactions with Permira and the other financial sponsors on August 10, 2021 described above since the meeting of the Special Committee held on August 5th.

On August 17, 2021, Financial Sponsor B indicated that it was not interested in pursuing a potential acquisition of Mimecast given views that Financial Sponsor B had regarding the ability of Mimecast to meet the growth prospects reflected in its Long-Range Plan, but might consider a private investment in connection with an M&A transaction.

On August 23, 2021, Permira submitted a written, non-binding indication of interest with respect to acquiring all of the outstanding shares of Mimecast for cash at a per share price in the range of $70.00 to $75.00, subject to the completion of due diligence and the negotiation of a definitive agreement (the “August 23rd Proposal”). The August 23rd Proposal noted that Permira’s final price would depend on the outcome of its outstanding due diligence.

On August 25, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi and senior management updated the Special Committee regarding the recent interactions with Permira and Financial Sponsor B. They also reported that there had been no meaningful engagement with Financial Sponsor D and Financial Sponsors E and F had not yet executed confidentiality agreements with the Company. Citi then reviewed with the Special Committee financial aspects of the August 23rd Proposal, including implied premiums and multiples of the price range set forth therein. After discussion of next steps, the Special Committee directed Citi to have a follow-up call with representatives of Permira to obtain further feedback regarding the August 23rd Proposal, including the value range, due diligence/timing requirements, and contemplated financing structure. Also at the meeting, the Special Committee discussed the formal engagement of Citi as its financial advisor, noting Citi’s reputation, experience and familiarity with Mimecast and its business. The representatives of Goodwin reviewed with the Special Committee, among other things, customary material relationships information during the preceding two-year period made available by Citi regarding Permira and the other financial sponsors in discussions with Mimecast. The Special Committee thereafter authorized Mimecast to formally engage Citi on the terms presented at the meeting, and Citi was formally engaged shortly thereafter effective as of August 5, 2021.

On August 26, 2021, in accordance with the Special Committee’s directives, representatives of Citi contacted Permira to obtain additional feedback with respect to the August 23rd Proposal, including the value range, status of Permira’s due diligence, and plans with respect to obtaining the required equity and debt financing.

On September 1, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, the Special Committee further considered the August 23rd Proposal from Permira. Citi reported on its recent conversation with representatives of Permira and the additional feedback provided by Permira with respect to its August 23rd Proposal. Citi then reviewed with the Special Committee the August 23rd Proposal in the context of the trading history of the Company’s shares, selected assumptions and risks with respect to the Long-Range Plan, and certain preliminary financial aspects related to the August 23rd Proposal. The Special Committee then discussed potential responses to Permira regarding the August 23rd Proposal, including whether to further engage with Permira with respect to a potential transaction based on the price range being offered. Following this discussion, the Special Committee directed Citi to inform Permira that: (1) the Special Committee would not be providing any formal feedback on the August 23rd Proposal; (2) the Special Committee was focused on selected transaction multiples from a recent comparable transaction in Mimecast’s industry; (3) Mimecast would provide Permira with any remaining priority financial and business due diligence items to enable Permira to provide an improved proposal with a specific price; and (4) Permira was expected to re-submit a proposal following this due diligence period. The Special Committee also revisited whether it might be advisable to approach and explore a potential strategic transaction with additional third parties at that time. In particular, the Special Committee discussed inviting Financial Sponsors B, C and D to re-engage in light of receipt of the August 23rd Proposal and/or contacting one or two other financial sponsors to potentially increase further competition in the process. The Special Committee also revisited whether to conduct outreach to potential strategic acquirors, and based on the reasons previously discussed, determined not to contact such parties at that time. Finally, senior management reviewed with the Special Committee preliminary financial projections for fiscal years 2027 through 2031 prepared based on extrapolations of the five-year financial projections included in the Long-Range Plan.

Following the September 1st meeting, at the direction of the Special Committee, representatives of Citi contacted Permira and communicated the Special Committee’s response as described above to the August 23rd

Proposal. In addition, after further discussion with the Chair of the Special Committee, representatives of Citi contacted Financial Sponsors B, C and D to inform them that Mimecast had received an indication of interest for the acquisition of the Company and to invite them to re-engage. Each of Financial Sponsors B, C and D expressed interest in re-engaging in discussions with Mimecast regarding a potential transaction.

On September 2, 2021, a representative of Financial Sponsor E contacted Mr. Bauer and indicated that Financial Sponsors E and F were no longer interested in signing confidentiality agreements with Mimecast given Mimecast’s recent share price performance.

On September 3, 2021, after further discussion with and at the direction of the Chair of the Special Committee and to potentially increase further competition in the process, representatives of Citi contacted another financial sponsor (referred to as “Financial Sponsor G”) to inquire as to whether Financial Sponsor G would be interested in meeting with senior management to learn more about the Company. Representatives of Financial Sponsor G indicated that Financial Sponsor G would be interested in such a meeting.

On September 7, 2021, members of senior management of Mimecast, including Messrs. Bauer and Brown, met with representatives of Financial Sponsor G to provide an overview of the Company based on publicly available information. Following this meeting, the representatives of Financial Sponsor G indicated that Financial Sponsor G would like to enter into a confidentiality agreement with Mimecast in order to engage in further discussions and receive non-public information regarding the Company.

On September 15, 2021, Mimecast provided access to a virtual data room containing priority due diligence items, including the updated Long-Range Plan approved by the Company Board on August 11, 2021, to each of Permira and Financial Sponsors B, C and D, and each of these parties was requested to provide feedback on their due diligence review of Mimecast and whether they continued to be interested in a potential transaction with Mimecast by October 4, 2021. During this period, senior management held a number of due diligence calls with representatives of Permira, and also had a financial due diligence session with representatives of Financial Sponsor D.

On September 23, 2021, representatives of Citi received an inbound call from a representative of another financial sponsor (referred to as “Financial Sponsor H”). The representative indicated that it was aware that Citi was acting as a financial advisor with respect to a potential $5 billion public sell-side transaction, but did not name Mimecast. Citi did not acknowledge its involvement or disclose Mimecast’s name, and reported the inbound call to the Company.

On September 24, 2021, Financial Sponsor G executed a confidentiality agreement with Mimecast that was similar to those executed by other parties to date, which allows Financial Sponsor G to make a proposal to acquire the Company upon the announcement by Mimecast that it had entered into a definitive agreement with a third party providing for a sale of Mimecast.

On September 28, 2021, Financial Sponsor C indicated that it would be unable to propose a purchase price above Mimecast’s then-current closing trading price of $64.11, but might be interested in partnering with another financial sponsor. The Special Committee determined not to partner Financial Sponsor C with other potential counterparties given Financial Sponsor C’s purchase price indication and the Special Committee’s view that partnering parties other than Financial Sponsor C with each other could result in more compelling proposals.

On September 29, 2021, Financial Sponsor G was provided access to the virtual data room with the same priority due diligence items as provided to Permira and Financial Sponsors B, C and D.

On October 4, 2021, Permira submitted a revised written, non-binding indication of interest with respect to acquiring all of the outstanding shares of Mimecast for cash at a per share price in the range of $73.00 to $75.00, subject to the completion of due diligence and the negotiation of a definitive agreement (the “October 4th Proposal”).

Also on October 4, 2021, each of Financial Sponsor B and Financial Sponsor D indicated that they did not see a path to a transaction at a price at or above the Company’s then-current closing trading price of $63.40, but expressed a desire to partner with another financial sponsor to develop a value creation plan to refine their perspectives on value.

On October 8, 2021, after consultation with and at the direction of the Chair of the Special Committee, Citi relayed to Financial Sponsor B and Financial Sponsor D the Company’s authorization for Financial Sponsor B and Financial Sponsor D to work together in the submission of a joint proposal with respect to a strategic transaction with Mimecast. Financial Sponsors B and D did not subsequently submit a proposal given, among other things, their stated views regarding the long-term growth prospects of the Company.

On October 10, 2021, Financial Sponsor G indicated that it was not interested in pursuing a potential transaction with Mimecast after review of Mimecast’s Long-Range Plan and additional due diligence review and discussions.

On October 15, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi and senior management updated the Special Committee regarding the recent interactions with Permira and Financial Sponsors B, C, D, E, F and G. Citi also reported to the Special Committee the inbound call received from Financial Sponsor H. Given the non-specific nature of Financial Sponsor H’s inquiry and Financial Sponsor H’s lack of history making investments of the requisite size in the cybersecurity sector, the Special Committee determined not to engage with Financial Sponsor H. Citi then reviewed with the Special Committee the October 4th Proposal in the context of the trading history of the Company’s shares and certain preliminary financial aspects related to the October 4th Proposal. The Special Committee then discussed potential responses to Permira regarding the October 4th Proposal, including the requests by Permira to partner with another financial sponsor to obtain additional equity commitments and to commence discussions with debt financing sources. Following this discussion, the Special Committee directed Citi to inform Permira that: (1) the Special Committee was surprised to see no improvement above $75.00 per share in light of Mimecast’s second quarter results; (2) the Special Committee continued to be focused on selected transaction multiples from the recent comparable transaction in Mimecast’s industry and expected a purchase price above $75.00 per share; (3) given process dynamics, the Special Committee was not prepared to partner Permira with another financial sponsor at that time, but would instead permit Permira to engage with equity sources in the form of selected and approved limited partners; and (4) once the equity financing had progressed, Permira would be permitted to speak with debt financing sources. The Special Committee also revisited whether to conduct outreach to potential strategic acquirors at that time. Based on the reasons previously discussed, the Special Committee determined not to contact potential strategic parties until Permira indicated whether it had satisfactorily progressed its equity financing.

Following the October 15th meeting, at the direction of the Special Committee, representatives of Citi contacted Permira and communicated the Special Committee’s response to the October 4th Proposal. Thereafter, Permira continued its due diligence review of Mimecast, including meetings with members of senior management to discuss sales, marketing, product management and engineering.

On October 26, 2021, a representative of Financial Sponsor A contacted Citi to inquire whether Citi was advising Mimecast in connection with a potential sale transaction. Citi did not acknowledge its involvement, and reported the inbound call to the Special Committee.

On October 27, 2021, Permira executed a supplement to its confidentiality agreement with Mimecast to facilitate discussions with selected and approved limited partners.

Also on October 27, 2021, The Wall Street Journal published an article reporting that Mimecast was exploring a possible sale. The closing price of the Company’s shares immediately prior to this article was $68.94. Following the publication of this article, representatives of Citi and/or senior management received inbound calls from four additional financial sponsors (referred to as “Financial Sponsor I”, “Financial Sponsor J”, “Financial Sponsor K”, and “Financial Sponsor L”), and an inbound call from Financial Sponsor E. There were no inbound requests by strategic parties for dialogue with Mimecast following the publication of this article.

On October 28, 2021, a representative of Financial Sponsor A contacted Citi to indicate Financial Sponsor A’s interest in participating in Mimecast’s strategic process in conjunction with Portfolio Company A. In accordance with the Company’s directives, the representatives of Citi indicated that such interest would be relayed to the Company and that a response would be provided early the week of November 1st.

On October 29, 2021, representatives of Permira indicated to Citi that Permira was making good progress on its due diligence review and securing the required equity financing.

On November 1, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi and senior management updated the Special Committee regarding the recent interactions with Permira and Financial Sponsor A, and the inbound calls from additional financial sponsors following publication of the recent The Wall Street Journal article. The Special Committee discussed at length whether and how to engage with Financial Sponsor A given its ownership of Portfolio Company A, a principal and direct competitor of Mimecast. The Special Committee reviewed with the representatives of Goodwin, including antitrust counsel, the antitrust approval considerations and associated timing and execution risks that could result from a transaction with Financial Sponsor A given its investments in the security industry, including Portfolio Company A. Among the antitrust approval considerations and timing and execution risks discussed by the Special Committee and representatives of Goodwin were the high likelihood of an extended “Second Request” merger investigation by the U.S. Department of Justice or Federal Trade Commission, the length of which could likely exceed 12 months, in addition to the substantial likelihood of an ultimate challenge by an antitrust agency to the transaction. The Special Committee then considered, along with representatives of Goodwin, the high likelihood that an antitrust agency would take certain positions discussed in more detail below. The Special Committee also discussed with antitrust counsel that the antitrust risk for an acquisition by Financial Sponsor A was exacerbated by the current aggressive antitrust enforcement environment, with a focus on transactions in technology industries. The Special Committee then discussed the significant risks to the business of a potentially protracted and uncertain antitrust process, including the potentially irreparable damage to Mimecast’s business if a publicly announced transaction did not close and the potential impediments to the ability of Mimecast to attract and retain customers and employees during the pendency of a transaction with a principal and direct competitor, and the importance to Mimecast shareholders of transaction certainty. The Special Committee also discussed the potential risks to the business in providing sensitive, proprietary and confidential information to Financial Sponsor A given its ownership of Portfolio Company A as well as two additional competitors of Mimecast. After this discussion, the Special Committee determined that any engagement with Financial Sponsor A should be subject to: first, Financial Sponsor A signing a confidentiality agreement with a standstill provision; and second, Financial Sponsor A satisfying the Special Committee and its antitrust advisors that an acquisition involving Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators. If those conditions were met, Mimecast would then provide due diligence materials to Financial Sponsor A for its review, subject to customary restrictions with respect to the most competitively-sensitive information. The Special Committee directed Citi to communicate this process to Financial Sponsor A. Also at the meeting, the Special Committee discussed whether to engage with Financial Sponsors E, I, J, K and L, which had made inbound calls following public rumors. After this discussion, the Special Committee determined not to engage with these other financial sponsors at that time given that multiple other leading financial sponsors with strong experience in the software and cybersecurity industries were unable to submit proposals after conducting due diligence and, in some cases, hiring outside consultants to develop a view regarding Mimecast’s market opportunity. The Special Committee also considered that it would be directing Citi to invite multiple strategic parties to evaluate potential interest in Mimecast. Ultimately, if Mimecast signed a definitive agreement with Permira, it would likely include a go-shop provision that would allow other parties to pursue an acquisition of Mimecast with a reduced termination fee if a party was interested in doing so. The Special Committee also revisited whether to conduct outreach to potential strategic parties and, given the current status of the process and the public rumor, asked Citi to suggest for the Special Committee’s consideration at its next meeting potential strategic parties perceived as likely interested in, and having the financial ability to consummate, a transaction with Mimecast. Finally, the Special Committee discussed whether to permit Permira to contact debt financing sources regarding a potential transaction. Given the status of discussions with Permira and the fact that the Company’s strategic process already had been the subject of public rumors, the Special Committee determined to allow Permira to make such contacts to selected and approved debt financing sources.

Following the meeting on November 1st, at the direction of the Special Committee, representatives of Citi informed Permira of the Special Committee’s authorization for Permira to contact approved debt financing sources. Thereafter, representatives of Permira continued their due diligence review of the Company, including meetings with senior management regarding strategy and technology. Representatives of Permira also had conversations with Citi regarding the status of Permira’s remaining due diligence and timing. The representatives of Permira reported that Permira believed it had sufficient limited partner interest to cover the required equity financing and that the debt financing market was stronger than expected, with proposals for debt commitments in an amount well above that required for a potential transaction.

On November 2, 2021, Mimecast announced its financial results for the second quarter of fiscal year 2022, which exceeded the high end of Mimecast’s published earnings guidance. Thereafter, senior management updated the Company’s Long-Range Plan to reflect increased projections based on the actual results for the second quarter of fiscal year 2022 and an updated forecast for the remainder of the fiscal year, and this updated Long-Range Plan was provided to Permira.

Also on November 2, 2021, at the direction of the Special Committee, representatives of Citi contacted Financial Sponsor A and communicated the Special Committee’s response to Financial Sponsor A’s inbound interest as discussed at the November 1st meeting of the Special Committee. In accordance with the Special Committee’s directives, Citi also informed Financial Sponsor A that given Portfolio Company A was a principal and direct competitor of Mimecast, the Special Committee required that following execution of the required confidentiality agreements and before the provision of any due diligence materials, Financial Sponsor A would need to satisfy the Special Committee and its antitrust advisors that an acquisition involving Financial Sponsor A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators. Following this conversation, Financial Sponsor A was provided with a form of confidentiality agreement similar to the form provided to the other financial sponsors that had expressed interest in the Company. Thereafter, Goodwin engaged in discussions with outside counsel for Financial Sponsor A regarding the confidentiality agreement and reiterated the requirement for Portfolio Company A to enter into the same confidentiality and standstill provisions as Financial Sponsor A and the need to satisfy the Special Committee and its antitrust advisors that the regulatory process for such a transaction would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators before due diligence materials would be provided.

On November 9, 2021, Messrs. Bauer and Brown, together with representatives of Citi, met with representatives of Permira. At the meeting, representatives of Permira reiterated that Permira had sufficient proposals for debt and equity commitments to finance a transaction with Mimecast.

Also on November 9, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi and senior management updated the Special Committee regarding the recent interactions with Permira, including the status of Permira’s due diligence and financing. Citi and Goodwin also provided an update regarding the interaction with Financial Sponsor A following the meeting of the Special Committee held on November 1st. Thereafter, the Special Committee discussed outreach to strategic parties that would most likely be interested in, and have the financial ability to consummate, a transaction with Mimecast, and would not present significant antitrust timing and execution risk with respect to a transaction. Following this discussion, the Special Committee directed Citi to contact five potential strategic parties (referred to as “Strategic Party A”, “Strategic Party B”, “Strategic Party C”, “Strategic Party D” and “Strategic Party E”) regarding their interest in a potential acquisition of Mimecast.

Following the meeting held on November 9th, and at the direction of the Special Committee, Citi contacted each of Strategic Party A, B, C, D and E, and inquired as to whether such party would be interested in the potential acquisition of Mimecast. None of these parties expressed interest in entering into a confidentiality agreement with Mimecast or otherwise engaging in discussions regarding a potential transaction.

On November 10, 2021, during the executive session of a regularly scheduled Company Board meeting, the Chair of the Special Committee and a representative of Goodwin provided the Company Board with an update regarding the strategic process, including the recent interactions with Permira and Financial Sponsor A.

On November 11, 2021, representatives of Goodwin had a call with Financial Sponsor A’s outside counsel to discuss a request made by Financial Sponsor A to include Portfolio Company A in future discussions among the parties. The representatives of Goodwin indicated that, because Portfolio Company A is a principal and direct competitor of Mimecast, Portfolio Company A would be required to agree to the same confidentiality and standstill provisions as Financial Sponsor A. The representatives of Goodwin also reiterated the process authorized by the Special Committee for engaging with Mimecast regarding a potential transaction, namely that, following execution of the required confidentiality agreements and before the provision of any due diligence materials, Financial Sponsor A would need to satisfy the Special Committee and its antitrust advisors that an acquisition of Mimecast by Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to timing and execution risk due to expected scrutiny from antitrust regulators. The representatives of Goodwin offered to connect the outside antitrust counsel for both parties to commence such discussions as soon as Financial Sponsor A and Portfolio Company A executed the required confidentiality agreements.

Later on November 11, 2021, Mimecast entered into a confidentiality agreement with Financial Sponsor A, which included customary non-disclosure provisions and a standstill provision that prohibited Financial Sponsor A, for an agreed-upon period from the date of the agreement, from offering to acquire or acquiring Mimecast, and from taking certain other actions, including soliciting proxies, without the prior consent of Mimecast. The confidentiality agreement provided Financial Sponsor A with the ability to make confidential acquisition proposals to the Company Board at any time, including following the announcement by Mimecast that it had entered into a definitive agreement with a third party providing for a sale of Mimecast. Portfolio Company A did not enter into a confidentiality agreement with Mimecast at such time.

On November 12, 2021, Goodwin had an initial discussion with Permira’s outside counsel, Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) to discuss the proposed transaction.

On November 16, 2021, Financial Sponsor A’s outside counsel provided to Goodwin a form of joinder to the confidentiality agreement between Mimecast and Financial Sponsor A for use with Portfolio Company A. After negotiation among the parties, on November 18, 2021, Portfolio Company A, Financial Sponsor A and Mimecast executed the joinder and, thereafter, outside antitrust counsel for both parties were introduced to facilitate discussions regarding the antitrust risks associated with a potential acquisition of Mimecast by Financial Sponsor A and Portfolio Company A.

On November 19, 2021, antitrust counsel at Goodwin and outside antitrust counsel for Financial Sponsor A had an initial discussion regarding the antitrust approval considerations and associated timing and execution risks resulting from a potential acquisition of Mimecast by Financial Sponsor A and Portfolio Company A. Antitrust counsel for Financial Sponsor A then noted that it would need certain Mimecast information relevant to an antitrust analysis in order for them to further assess such risks. Goodwin antitrust counsel and antitrust counsel for Financial Sponsor A agreed that any information provided would be shared on an outside counsel only basis.

On November 20, 2021, Goodwin provided an initial draft of the transaction agreement to Citi for distribution to Permira and its outside counsel, Fried Frank, which agreement provided for the transaction to be structured as a court-approved scheme of arrangement under Jersey law and included a go-shop provision. Later on November 20, 2021, a draft of the transaction agreement was uploaded to the virtual data room and made accessible to Permira and its outside counsel. Through December 7, 2021, Permira continued to conduct its confirmatory due diligence investigation of the Company and representatives of Permira, the Company, their respective outside counsel and consultants held multiple meetings to discuss various business, legal and technology due diligence matters.

Also on November 20, 2021, outside antitrust counsel for Financial Sponsor A sent a preliminary antitrust information request list to Goodwin directed at the regulatory issues outlined on behalf of the Special Committee as the necessary first step of the process authorized by the Special Committee for engaging with Mimecast regarding a potential transaction, whereby Financial Sponsor A would need to satisfy the Special Committee and its advisors that the regulatory process for such a transaction would not subject Mimecast shareholders to substantial approval or timing risk for delivery of information on an outside counsel only basis.

On November 22, 2021, Goodwin and Fried Frank discussed key terms in the initial draft of the transaction agreement. During this discussion, Fried Frank indicated that Permira intended to submit a revised proposal and initial comments to the draft transaction agreement on November 24th.

On November 23, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi and senior management updated the Special Committee regarding the recent interactions with Permira, including the status of Permira’s due diligence and financing. Citi and Goodwin also noted that representatives of Permira and its counsel had indicated that Permira expected to submit a revised proposal and initial comments to the draft transaction agreement on November 24th. Citi and Goodwin also provided an update regarding the interaction with Financial Sponsor A and its outside antitrust counsel following the meeting of the Special Committee held on November 9th. In addition, Citi reported that none of Strategic Party A, B, C, D and E contacted at the direction of the Special Committee had expressed interest in entering into a confidentiality agreement with Mimecast or otherwise engaging in discussions regarding a potential transaction, and there had been no further inbound outreach from any of Financial Sponsors E, I, J, K and L. The Special Committee considered whether to conduct any further outreach at that time and, after discussion, determined not to do so given the robustness of the process to date and the public rumor concerning a potential process, coupled with the fact that, if Mimecast ultimately signed a definitive agreement with Permira, it would likely include a go-shop provision (as included in the initial draft of the transaction agreement). In light of the movement in Mimecast’s stock price after the public rumor, Citi also reviewed with the Special Committee updated trading and preliminary financial information related to Mimecast.

Also on November 23, 2021, representatives of Goodwin provided initial information to Financial Sponsor A’s outside antitrust counsel in response to their antitrust information request on an outside counsel only basis and, thereafter, provided additional information in subsequent communications.

On November 24, 2021, representatives of Permira and its advisors contacted representatives of Citi and Goodwin to discuss the status of Permira’s revised proposal. During these conversations, the representatives of Permira and its advisors indicated that Permira expected to send a revised draft of the transaction agreement later in the day but without a new purchase price proposal.

Later on November 24, 2021, representatives of Fried Frank sent a revised draft of the transaction agreement to Goodwin, together with drafts of the debt commitment letters and form of equity commitment letter and fee funding agreement for the potential transaction. The package did not include an updated proposal from Permira as to its proposed purchase price. Following discussion with members of senior management and representatives of Goodwin, at the direction of the Chair of the Special Committee, representatives of Citi contacted Permira to inform Permira that a package without an updated proposal as to its purchase price was incomplete and would not be evaluated.

On November 25, 2021, representatives of Permira and its advisors had further discussions with representatives of Citi and Goodwin to discuss the status of Permira’s revised proposal. During these conversations, the representatives of Permira and its advisors indicated that Permira expected to send a revised proposal, including its proposed purchase price, on the following day.

On November 26, 2021, Permira provided a revised written, non-binding indication of interest in acquiring all outstanding shares of Mimecast for cash at a per share price of $75.00, subject to completion of due diligence and negotiation of the transaction agreement (the “November 26th Proposal”). Following receipt of the November 26th Proposal, and after consultation with and at the direction of the Chair of the Special Committee, representatives of Citi contacted representatives of Permira and informed them that, given that the November 26th Proposal did not reflect a purchase price above the top end of the prior range provided by Permira, the Chair had determined not to convene the Special Committee for discussion of the November 26th Proposal and certain due diligence calls being planned for the weekend were not held.

On November 27, 2021, representatives of Permira contacted Citi to discuss the November 26th Proposal. During this conversation, the representatives of Permira indicated that Permira did not intend to submit another purchase price proposal without first receiving guidance from the Special Committee.

Also on November 27, 2021, representatives of Goodwin contacted outside antitrust counsel to Financial Sponsor A to suggest a call to continue discussions regarding the antitrust considerations and associated timing and execution risks resulting from a potential acquisition of Mimecast by Financial Sponsor A and Portfolio Company A.

On November 29, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. The meeting began with an executive session during which the Special Committee discussed the opportunities and challenges facing the business with Mr. Bauer. Thereafter, the other members of senior management and Citi joined the meeting and provided an update regarding the recent interactions with Permira. Citi also reviewed a summary of the November 26th Proposal and certain preliminary financial information related to the November 26th Proposal. In addition, Citi further reviewed the recent comparable transaction in Mimecast’s industry, including implied transaction multiples and other selected financial metrics. Thereafter, the meeting participants discussed potential responses to Permira regarding the November 26th Proposal. The representatives of Goodwin also reviewed the material open issues in the transaction agreement, including (1) Permira’s deletion of the go-shop provision, (2) the imposition of additional interim operating covenants, (3) the amount and terms of the termination fees, and (4) the right of the Company Board to change its recommendation to shareholders in the case of an intervening event. Following discussion, the Special Committee concluded that it would not accept a price below $80.00 per share but directed Citi to counter at a higher price in order to induce an increased offer from Permira. The Special Committee also directed Citi and Goodwin to inform Permira and its advisors of the requirement that the Special Committee had on the inclusion of a go-shop provision in the transaction agreement.

Following the meeting on November 29th, in accordance with the Special Committee’s directives, representatives of Citi contacted Permira and informed them that, subject to negotiation of an acceptable transaction agreement (including the inclusion of a go-shop provision), the Special Committee was prepared to proceed with a transaction at $81.00 per share and move expeditiously toward announcement.

Also on November 29, 2021, a representative of Financial Sponsor A contacted Citi to discuss the status of the process. During that conversation, in accordance with the Special Committee’s directives, Citi noted the call requested by Goodwin with Financial Sponsor A’s outside antitrust counsel had not yet been scheduled and that Goodwin was prepared to continue discussing the antitrust considerations associated with a potential acquisition of Mimecast by Financial Sponsor A and Portfolio Company A to enable Financial Sponsor A to sufficiently allay the Special Committee’s concerns regarding timing and execution risks as soon as Financial Sponsor A’s outside antitrust counsel was ready.

On November 30, 2021, Permira provided a revised oral, non-binding indication of interest to acquire all outstanding shares of Mimecast for cash at a per share price of $79.00, subject to completion of due diligence and negotiation of the transaction agreement (the “November 30th Proposal”). The representatives of Permira also indicated that the November 30th Proposal was conditioned on (1) no acceleration of vesting of Mimecast’s outstanding equity awards for any employee that was not subject to an existing change of control arrangement, (2) a termination fee payable by the Company under certain circumstances equal to 4.0% of equity value (Mimecast had proposed 1.0% for the go-shop process and 3.0% in all other cases), and (3) a reverse termination fee payable by Permira under certain circumstances equal to 5.0% of equity value (Mimecast had proposed 7.0%).

On December 1, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi provided a summary of the November 30th Proposal. The representatives of Goodwin also reviewed the other feedback provided by Permira with respect to the terms of the transaction. Thereafter, the meeting participants discussed potential responses to Permira regarding the November 30th Proposal. Following discussion, the Special Committee directed Citi to make a counterproposal to Permira of $80.50 per share in cash and, as part of the counterproposal, to communicate to Permira that the Special Committee would not proceed with a transaction without the inclusion of a go-shop provision in the transaction agreement. In addition, the Special Committee authorized Goodwin to continue to negotiate in parallel the other provisions of the transaction agreement, including the respective termination fees payable by Mimecast and Permira.

Following the meeting on December 1st, in accordance with the directives of the Special Committee, representatives of Citi informed representatives of Permira of the Special Committee’s decision, subject to negotiation of an acceptable transaction agreement (including the inclusion of a go-shop provision), to proceed with a transaction at $80.50 per share.

Later on December 1, 2021, representatives of Goodwin provided a revised draft of the transaction agreement to Fried Frank. Thereafter, during the period through December 7, 2021, Goodwin, on behalf of Mimecast, and Fried Frank, on behalf of Permira, conducted a number of conference calls regarding the transaction agreement and due diligence matters and exchanged drafts of the transaction agreement and related documentation. Among other items in the draft transaction agreement, the parties negotiated (1) the definition of “Company Material Adverse Effect”, which generally defines the standard for closing risk, (2) the efforts required by Permira to obtain required regulatory approvals, (3) the provisions relating to the rights of the Company Board to change its recommendation to shareholders in the case of an intervening event or alternative acquisition proposal with respect to the transaction with Permira and to accept a “superior proposal”, (4) the scope and duration of the go-shop provision, (5) the amount and terms of the termination fees payable by Mimecast to Permira in the event that Mimecast was to terminate the transaction agreement to accept a superior proposal as part of the go-shop process or during the subsequent non-solicitation period, (6) the amount and terms of the reverse termination fee payable by Permira to Mimecast under certain circumstances, (7) acceleration of vesting of certain equity awards that did not automatically vest in connection with the transaction, (8) the Company’s representations and warranties and (9) the Company’s interim operating covenants.

Also on December 1, 2021, antitrust counsel at Goodwin and outside antitrust counsel for Financial Sponsor A had a further discussion regarding the antitrust considerations associated with a potential acquisition of Mimecast by Financial Sponsor A and Portfolio Company A and associated timing and execution risks due to expected scrutiny from antitrust regulators. During the discussion, antitrust counsel from Goodwin reviewed the potential antitrust challenges to a transaction between Mimecast and Financial Sponsor A and Portfolio Company A described below and outside antitrust counsel for Financial Sponsor A described potential arguments to regulatory authorities that could be made as well as a variety of market share and other analyses that they were working on, but noted they did not have any analyses available to share yet.

On December 3, 2021, the Company Board held a special meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, senior management reviewed the Long-Range Plan, which had been updated following completion of the second quarter of fiscal year 2022 and public announcement of the Company’s financial results in November 2021, including the related methodology, underlying assumptions and related risks, and preliminary financial projections for the second half of fiscal year 2022 and fiscal years 2023 through 2026 based on such Long-Range Plan. Senior management noted that in the second quarter of fiscal year 2022, Mimecast’s financial performance exceeded the high end of Mimecast’s published earnings guidance and, therefore, resulted in increases in the relevant performance metrics included in the preliminary financial projections for fiscal years 2022 through 2026. Senior management also reviewed with the Company Board extrapolations of these financial projections for fiscal years 2027 through 2031. Following discussion of these matters, the Company Board approved the ten-year financial projections for use by Citi in its financial analysis (see the “Financial Projections” under the section in this proxy statement captioned “—Projected Financial Information”). Citi and senior management also updated the Company Board on the strategic process to date, including interactions on behalf of the Company with Permira and Financial Sponsor A, the engagement with other financial sponsors, and the outreach conducted to strategic parties. Citi also provided an overview of Permira and a summary of the November 30th Proposal and selected implied transaction metrics. Citi then reviewed with the Company Board selected assumptions and risks with respect to management’s updated Long-Range Plan and certain preliminary financial aspects related to the November 30th Proposal. Citi also discussed a recent comparable transaction in Mimecast’s industry, including implied transaction multiples and other selected financial metrics. Finally, Citi provided a trading overview related to Mimecast and data regarding premia in recent selected transactions (including transactions in which there were public rumors prior to announcement similar to Mimecast). Also at the meeting, the representatives of Goodwin described the process established by the Special Committee for engagement with Financial Sponsor A, including the requirement that Financial Sponsor A satisfy the Special Committee and its antitrust advisors that an acquisition involving Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators, and the current status of discussions, including that outside antitrust counsel to Financial Sponsor A had not yet provided its analysis or other information to satisfy the Special Committee and its antitrust advisors that an acquisition involving Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators. The Company Board then reviewed with representatives of Goodwin and Debevoise & Plimpton LLP (“Debevoise”), special antitrust counsel to the Company with respect to a potential transaction between Mimecast and Financial Sponsor A and Portfolio Company A retained upon the advice of Goodwin, the significant timing and execution risks resulting from a potential acquisition by Financial Sponsor A and Portfolio Company A, which included the high likelihood of an extended “Second Request” merger investigation by the U.S. Department of Justice or Federal Trade Commission, the length of which could likely exceed 12 months, in addition to the substantial likelihood of an ultimate challenge by an antitrust agency to the transaction, which challenge is more likely than not to result in the consummation of the transaction being enjoined.

At the same meeting, the Company Board then discussed the risks to the business of a potentially protracted and uncertain antitrust process, including the potentially irreparable damage to Mimecast’s business if a publicly announced transaction did not close and the potential impediments to the ability of Mimecast to attract and retain customers and employees during the pendency of a transaction with a principal and direct competitor, and the importance to Mimecast shareholders of transaction certainty. The Company Board also discussed the potential risks to the business in providing sensitive, proprietary and confidential information to Financial Sponsor A given its ownership of Portfolio Company A, a principal and direct competitor of Mimecast, as well as its ownership of two additional competitors of Mimecast for small and medium size businesses. Following discussion, the Company Board determined that Financial Sponsor A had been given sufficient time to engage with Mimecast’s outside antitrust counsel regarding antitrust considerations associated with a potential acquisition of Mimecast by Financial Sponsor A and Portfolio Company A and it had not satisfied the Special Committee and its antitrust advisors that the antitrust process for such a transaction would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators but, if

Financial Sponsor A wished to proceed with such discussions, it would have the opportunity to do so during the go-shop period, which the Company would insist upon in the revised draft of the transaction agreement negotiated with Permira. Finally, the representatives of Goodwin reviewed with the Company Board updated material relationships information during the preceding two-year period provided by Citi with respect to Permira, which was materially consistent with the information previously provided and did not change the view of the Special Committee that Citi was sufficiently independent.

On December 4, 2021, at the request of Permira, Messrs. Bauer and Brown had a call with representatives of Permira to discuss the status of the transaction. During this call, and while no arrangements were discussed with respect to any continuing roles or compensation, the representatives of Permira asked Mr. Bauer about his history with, and personal plans with respect to, Mimecast. The parties also discussed the status of Permira’s due diligence, open items with respect to the transaction agreement, communications planning in the event that the parties reached agreement, and an update on the estimated results for Mimecast’s third quarter ending on December 31, 2021. Neither party made an offer regarding price during this call.

Later on December 4, 2021, Permira provided a further revised oral, non-binding indication of interest in acquiring all outstanding shares of Mimecast for cash at a per share price of $80.00 (the “December 4th Proposal”), which was characterized as Permira’s last, best and final offer on price. Thereafter, Fried Frank provided a written proposal to resolve the material open issues in the transaction agreement, which noted that, while Permira would agree to certain terms which it had previously rejected (including with respect to (1) the right of the Company Board to change its recommendation to shareholders with respect to the transaction with Permira in the case of an intervening event, (2) the right of the Company Board to deem an alternative acquisition proposal as a superior proposal based on other than purely financial terms, and (3) the amount and terms of the termination fees payable by Mimecast), Permira’s increased purchase price was conditioned upon resolution of such open points. The open points remaining in the transaction agreement included, among others, the definition of Company Material Adverse Effect, the scope and duration of the go-shop provision , acceleration of vesting of equity awards that did not automatically vest in connection with the transaction pursuant to existing contractual obligations and the exact size of the termination fees payable by Mimecast under certain circumstances.

In addition, on December 4, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi and senior management updated the Special Committee regarding the recent interactions with Permira, including receipt of the December 4th Proposal. The representatives of Goodwin reviewed the remaining open items in the transaction agreement and the Special Committee provided feedback. After discussion, the Special Committee agreed that it was in the best interests of Mimecast and its shareholders to proceed with the December 4th Proposal, subject to satisfactory negotiation of the open items in the transaction agreement, and directed Citi to inform Permira of the Special Committee’s decision.

On December 5, 2021, at the direction of the Special Committee, representatives of Citi informed Permira of the Special Committee’s decision to recommend a transaction with Permira to the Company Board at a price of $80.00 per share in cash, subject to satisfactory negotiation of the open items in the transaction agreement. Thereafter, on December 5 and 6, 2021, representatives of Mimecast, Permira, Goodwin and Fried Frank had multiple conference calls to discuss and resolve the open items in the transaction agreement (including inclusion of an excluded person concept which may extend the go-shop period) and related documentation and to complete the due diligence process. In addition, with the Special Committee’s consent, Mimecast made its first communications to Permira regarding proposals for retention and transaction bonus programs for Mimecast employees (see “—Interests of Certain Persons in the Transaction”).

Also on December 5, 2021, the Company Board held a special meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Citi and senior management updated the Company Board regarding the recent interactions with Permira and the status of confirmatory due diligence. The representatives of Goodwin reviewed the fiduciary duties of the directors in this context and, thereafter, reviewed the terms of the proposed transaction agreement with Permira. Citi reviewed with the Company Board, including all members of the Special Committee, Citi’s preliminary financial analysis of the per share consideration of $80.00 in cash to be paid to Mimecast shareholders in the proposed transaction. The Chair of the Special Committee also provided the Company Board with a report on the process undertaken by the Special Committee in considering a potential transaction with Permira and the other strategic alternatives available to the Company, including the focus of the Special Committee on price and transaction certainty for Mimecast shareholders.

On December 7, 2021, the Special Committee and the Company Board held a joint meeting, at which members of senior management and representatives of Citi and Goodwin were present, to consider approval of the proposed transaction with Permira. Citi reviewed with the Company Board, including all members of the Special Committee, Citi’s financial analysis of the per share consideration of $80.00 in cash, and rendered an oral opinion to the Special Committee and the Company Board, confirmed by delivery of a written opinion dated December 7, 2021, to the effect that, as of the date of such opinion and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi, the $80.00 per share cash consideration to be received by holders of the Company’s shares was fair, from a financial point of view, to such holders (other than, as applicable, Magnesium Bidco, Permira and their respective affiliates). Following additional discussion and consideration of the Transaction Agreement, the Scheme and the other transactions contemplated by the Transaction Agreement (including the factors described in the section captioned “—Recommendation of the Company Board and Reasons for the Transaction”), the Special Committee unanimously adopted resolutions recommending to the Company Board that it (1) determine that the acquisition by Buyer of the entire issued share capital of the Company and the Scheme of Arrangement are in the best interests of the Company and its shareholders, and declare it advisable to enter into the Transaction Agreement, (2) approve the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by Buyer of the entire issued share capital of the Company and the Scheme of Arrangement, and (3) resolve to recommend the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Special Resolution by the Company Shareholders. Thereafter, based upon the unanimous recommendation of the Special Committee, the members of the Company Board, other than Ms. Doshi who had recused herself as discussed above, unanimously adopted resolutions (a) determining that the acquisition by Buyer of the entire issued share capital of the Company and the Scheme of Arrangement are in the best interests of the Company and its shareholders, and declaring it advisable to enter into the Transaction Agreement, (b) approving the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by Buyer of the entire issued share capital of the Company and the Scheme of Arrangement, and (c) resolving to recommend the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Special Resolution.

Prior to the opening of the U.S. stock markets on the morning of December 7, 2021, the parties executed the Transaction Agreement, Permira delivered the executed Equity Commitment Letters, Debt Commitment Letter and Fee Funding Agreements, and the parties issued a joint press release announcing the Transaction. The press release noted that, under the terms of the Transaction Agreement, Mimecast could solicit alternative proposals from third parties for a period of 30 days following execution of the Transaction Agreement (the “go-shop period”).

From December 7, 2021, after the Transaction was announced, and over the next week, after consultation with and at the direction of the Chair of the Special Committee, representatives of Citi contacted a total of 43 parties (including 23 potential strategic acquirors, which included Strategic Parties A through E, and 20 financial sponsors, which included Financial Sponsors B through L, regarding each party’s potential interest in exploring an alternative transaction with Mimecast. None of these parties expressed interest in entering into a confidentiality agreement with Mimecast or otherwise engaging in discussions regarding a potential alternative transaction.

Also on December 7, 2021, in accordance with the Special Committee’s directives, representatives of Citi contacted Financial Sponsor A to invite Financial Sponsor A to continue discussions with Mimecast during the go-shop period. The representatives of Financial Sponsor A expressed their disappointment that Mimecast had announced a transaction. The representatives of Financial Sponsor A indicated that they were interested in acquiring Mimecast and believed that, if provided with access to senior management and certain confidential information regarding Mimecast, they believed that Financial Sponsor A and Portfolio Company A could jointly make a compelling proposal given the potential synergies with Portfolio Company A. During this conversation, the representatives of Financial Sponsor A requested a meeting with the Chair of the Special Committee to discuss a path forward with respect to a potential transaction with the Company.

In addition, on December 7, 2021, representatives of outside antitrust counsel for Financial Sponsor A contacted Goodwin to initiate a further discussion regarding the antitrust risks associated with a potential transaction involving Financial Sponsor A and Portfolio Company A and Mimecast, which discussion occurred later in the day. During a call, held on December 8, 2021, outside antitrust counsel for Financial Sponsor A discussed some of the arguments they were developing for use with antitrust regulators, but did not provide their view on the likelihood of antitrust regulatory approval of a transaction between Financial Sponsor A and Portfolio Company A and Mimecast. Additionally, outside counsel for Financial Sponsor A requested full access to proprietary and confidential due diligence materials on Mimecast. Representatives of Goodwin reiterated the Special Committee’s position that had been conveyed on multiple occasions since its initial communication on November 2, 2021 that Financial Sponsor A needed to satisfy the Special Committee and its antitrust advisors that an acquisition involving Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators before proprietary and confidential due diligence materials would be provided beyond the materials shared on an outside counsel only basis for the antitrust review, but agreed to discuss the request for due diligence access with the Special Committee.

On December 8, 2021, Robert Schechter, Chair of the Special Committee, and Christopher FitzGerald, Lead Independent Director of Mimecast, met with representatives of Financial Sponsor A at their request. During this conversation, the representatives of Financial Sponsor A expressed disappointment that Mimecast had announced a transaction. Messrs. Schechter and FitzGerald indicated that, following consultation with two separate law firms to the Special Committee, the Special Committee believed that a transaction between Mimecast and Financial Sponsor A and Portfolio Company A would face significant antitrust approval risks and subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators as detailed below. Messrs. Schechter and FitzGerald invited Financial Sponsor A to again have its outside antitrust counsel continue to present their regulatory analysis to Mimecast’s outside antitrust counsels and noted that Mimecast’s outside antitrust counsel would report Financial Sponsor A’s antitrust counsels’ view on antitrust risk and timing and execution risk to the Special Committee. The representatives of Financial Sponsor A then requested access to priority proprietary and confidential due diligence materials in parallel with these regulatory discussions. Messrs. Schechter and FitzGerald indicated that Financial Sponsor A could provide a list of requested items for consideration by the Special Committee.

Later on December 8, 2021, in accordance with the Special Committee’s directives, representatives of Citi had a call with Financial Sponsor A as a follow-up to the meeting with members of the Special Committee. Following this conversation, Financial Sponsor A sent a list of priority due diligence items, which included, among other things, requests for financial, operating and anonymized customer-level information.

On December 9, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, Messrs. Schechter and FitzGerald and Citi reported on their respective conversations with representatives of Financial Sponsor A. The Special Committee discussed the list of priority due diligence items provided by Financial Sponsor A, noting that the list included requests for competitively sensitive customer, sales, product and technology information. Antitrust counsel at Goodwin reviewed again with the Special Committee the significant antitrust risks and associated substantial timing and execution risk due to expected scrutiny from antitrust regulators resulting from a transaction between Mimecast and Financial Sponsor A and Portfolio Company A as described in more detail below. Following discussion, the Special Committee determined that the process previously communicated to Financial Sponsor A should continue to be followed given the risks to the business in sharing Mimecast’s sensitive, proprietary and confidential information to Financial Sponsor A and Portfolio Company A given that Portfolio Company A is a principal and direct competitor and that such due diligence materials would be provided to Financial Sponsor A only if and when the Special Committee and its antitrust advisors were satisfied that a transaction between Mimecast and Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators, and such determination was subsequently communicated to Financial Sponsor A and Portfolio Company A. In doing so, the members of the Special Committee noted that they would require this process with respect to Financial Sponsor A given the risks to the business whether or not there was a pending transaction with Permira.

On December 11, 2021, outside antitrust counsel for Financial Sponsor A provided representatives of Goodwin with a presentation summarizing the arguments they would propose to make to antitrust regulators in favor of regulatory clearance of a proposed acquisition of Mimecast by Financial Sponsor A and Portfolio Company A.

On December 13, 2021, representatives of Goodwin and Debevoise and outside antitrust counsel for Financial Sponsor A had a further discussion regarding the antitrust risks associated with a potential transaction between Financial Sponsor A and Portfolio Company A and Mimecast and discussed the presentation provided by outside antitrust counsel for Financial Sponsor A on December 11, 2021.

On December 14, 2021, the Special Committee held a meeting at which members of senior management and representatives of Citi, Goodwin and Debevoise were present. At the meeting, the Special Committee discussed a framework for administering the retention program to be implemented for Mimecast employees. Citi then reviewed with the Special Committee the scope and results of the go-shop process. The representatives of Goodwin and Debevoise reported on their recent interactions with outside antitrust counsel to Financial Sponsor A, and reviewed again with the Special Committee the significant antitrust approval and associated timing risks resulting from a transaction between Mimecast and Financial Sponsor A, which included: the high likelihood of an extended “Second Request” merger investigation by the U.S. Department of Justice, the Federal Trade Commission (or an extended review by the antitrust authority of a country outside of the United States), the length of which could likely exceed 12 months, in addition to the substantial likelihood of an ultimate challenge by an antitrust agency to the transaction and the associated timing risks from an extended period of litigation, which challenge is more likely than not to result in the consummation of the transaction being enjoined. The Special Committee then discussed with antitrust counsel from Goodwin and Debevoise the high likelihood that an antitrust agency would take the position that:

•

Mimecast and Portfolio Company A together would account for a significant share of secure email gateway revenue in a number of jurisdictions and, therefore, the market for Secure Email Gateway services would become highly concentrated and a Mimecast acquisition by Portfolio Company A would be presumed likely to enhance market power.

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Enterprise customers have limited options for cloud-based Secure Email Gateway services, with Mimecast, Portfolio Company A, and another large software company serving as the three primary competitors for such customers. An antitrust regulator may thus take the view that a Portfolio Company A acquisition of Mimecast will have anticompetitive effects for such customers resulting from a highly concentrated market.

•	While certain “legacy” players retain a presence, they generally service existing customers and are not significant competitors for customers considering a new email security service.

•	New email security solutions from nascent technologies and other competitors will not be sufficient to provide a timely competitive constraint in the enterprise customer segment.

•

Mimecast is increasingly a direct competitive threat to Portfolio Company A in the enterprise customer segment, leading to a risk that an antitrust regulator views a Portfolio Company A acquisition of Mimecast as designed to eliminate a growing competitive rival and end the competitive threat from Mimecast to the detriment of enterprise customers which increasingly pit Mimecast and Portfolio Company A against each other in bid and Request for Proposal situations.

•	Portfolio Company A lacks a credible pro-competitive rationale for its proposed acquisition of Mimecast.

•	No divestiture or other remedy would solve the loss of competition that would result from an acquisition of Mimecast by Portfolio Company A.

•	Financial Sponsor A also controls two other Mimecast competitors for small and medium size businesses.

Following this discussion, the Special Committee again determined that Financial Sponsor A had not satisfactorily addressed the concerns of the Special Committee regarding regulatory risk of a potential transaction and that no business, financial or customer due diligence materials would be provided to Financial Sponsor A. The Special Committee directed Goodwin to communicate this determination to Financial Sponsor A’s outside counsel and to offer Financial Sponsor A another meeting with members of the Special Committee if they wished to further discuss. Following the meeting, at the direction of the Special Committee, the representatives of Goodwin contacted outside counsel to Financial Sponsor A to inform them of the Special Committee’s determination and to make such offer of a further meeting.

On December 16, 2021, representatives of Financial Sponsor A contacted Citi to request the offered meeting with members of the Special Committee.

Also on December 16, 2021, the Chief Executive Officer of Portfolio Company A contacted Mr. Bauer to inquire as to whether Mr. Bauer would be open to a meeting. Mr. Bauer did not speak with the Chief Executive Officer of Portfolio Company A, but responded instead that, in the near term, he had been asked by the Special Committee to have the Special Committee handle any discussions regarding strategic matters.

On December 17, 2021, Messrs. Schechter and FitzGerald met for a second time with representatives of Financial Sponsor A to discuss the potential antitrust risks and associated timing and execution risks resulting from a transaction involving Mimecast and Financial Sponsor A and Portfolio Company A and the process that had been established by the Special Committee. During this conversation, Messrs. Schechter and FitzGerald reiterated that Financial Sponsor A had not satisfactorily addressed the concerns of the Special Committee that a transaction between Financial Sponsor A and Portfolio Company A and Mimecast would result in a protracted antitrust process and substantially uncertain outcome for Mimecast shareholders. In doing so, Messrs. Schechter and FitzGerald noted that the Special Committee would require Financial Sponsor A to satisfy these concerns whether or not there was a pending transaction with Permira. The representatives of Financial Sponsor A indicated that Financial Sponsor A might be willing to pay more than the consideration offered by Permira subject to a satisfactory due diligence investigation, but did not propose a price or other specific terms for a potential transaction or suggest any immediate steps forward.

On December 31, 2021, Portfolio Company A submitted to the Special Committee a non-binding expression of interest to acquire all outstanding ordinary shares of Mimecast at a price of $92.50 per share in cash, subject to completion of customary due diligence. This expression of interest did not include the proposed quantum of debt and equity financing or copies of debt commitment letters or whether offers for debt commitments had been secured. Portfolio Company A indicated that it was likely Portfolio Company A could pay a higher price following access to due diligence information. The non-binding expression of interest stated that Portfolio Company A was prepared to generally accept the terms of the Transaction Agreement with certain unspecified modifications to be submitted to Mimecast by Portfolio Company A and potentially certain unspecified antitrust modifications that might be requested by Mimecast’s counsel. As of such date, Mimecast had not engaged in any discussions with Portfolio Company A regarding the terms of a potential transaction.

On January 2, 2022, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, the Special Committee discussed the December 31st non-binding expression of interest submitted by Portfolio Company A. The Special Committee again discussed with representatives of Goodwin, including antitrust counsel, the potential antitrust risks and associated timing and execution risks discussed in more detail above and noted that it was not possible to determine from the December 31st non-binding expression of interest how Portfolio Company A intended to address the concerns of the Special Committee that a transaction between Portfolio Company A and Mimecast would result in a protracted antitrust process and substantially uncertain outcome for Mimecast shareholders. The Special Committee then determined that a more detailed response from Portfolio Company A, including a mark-up of the Transaction Agreement, would be needed for the Special Committee to further evaluate the December 31st non-binding expression of interest submitted by Portfolio Company A.

On January 3, 2022, in accordance with the Special Committee’s directives, Citi relayed a letter from Mr. Schechter, in his capacity as Chair of the Special Committee, to the Chief Executive Officer of Portfolio Company A stating that in order for the Special Committee to evaluate the December 31st non-binding expression of interest, Portfolio Company A should submit (1) a mark-up reflecting the changes Portfolio Company A proposes to be made from the Transaction Agreement and (2) equity and debt commitment letters with respect to its proposed financing.

On January 4, 2022, Portfolio Company A submitted an incomplete mark-up of the Transaction Agreement that deleted the CFIUS closing condition and removed the go-shop concept, but did not provide any revisions to the antitrust-related provisions and instead noted that the antitrust-related provisions would be subject to ongoing discussions between outside counsel for Portfolio Company A and Mimecast and included in the accompanying cover letter a statement that Portfolio Company A looked forward to continuing discussions with Mimecast’s counsel regarding the specific antitrust language, which Portfolio Company A expected would require due diligence by Portfolio Company A. Later on January 4, 2022, Goodwin contacted outside counsel for Portfolio Company A to schedule a discussion.

On January 5, 2022, representatives of Goodwin and counsel to Portfolio Company A, including their respective antitrust counsels, had a discussion during which representatives of Goodwin asked counsel to Portfolio Company A if they had any additional information they wanted to share to satisfy the Special Committee and its antitrust advisors that the antitrust risks for a transaction between Mimecast and Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators. Counsel for Portfolio Company A did not share any additional information or analyses and stated that it would not be in a position to do so until Portfolio Company A received access to certain priority financial, operating and anonymized customer-level information. Representatives of Goodwin reiterated again the Special Committee’s position, which had been conveyed on multiple occasions since November 1, 2021, that Financial Sponsor A and Portfolio Company A needed to satisfy the Special Committee and its antitrust advisors that the antitrust risks for such a transaction would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators before proprietary and confidential due diligence materials would be provided. Representatives of Goodwin also noted that due diligence materials relevant to Portfolio Company A’s antitrust analysis had been provided on an outside counsel only basis and that they did not understand how the priority financial, legal and customer due diligence information was necessary for Portfolio Company A’s antitrust analysis, but agreed to discuss the request for priority due diligence access to proprietary and confidential information with the Special Committee.

On January 6, 2022, the Special Committee and the Company Board held a special joint meeting, at which members of senior management and representatives of Goodwin and Debevoise were present. Representatives from Goodwin first reviewed with the Company Board the non-binding expression of interest submitted by Portfolio Company A on December 31, 2021 and previously reviewed with the Special Committee on January 2, 2022. Representatives of Goodwin and Debevoise again reviewed with the Company Board the significant antitrust risks and associated timing and execution risks resulting from a potential transaction between Mimecast and Portfolio Company A and/or Financial Sponsor A, which included the high likelihood of an extended “Second Request” merger investigation by the U.S. Department of Justice or Federal Trade Commission, (or an extended review by the antitrust authority of a country outside of the United States), the length of which could likely exceed 12 months, in addition to the substantial likelihood of an ultimate challenge by an antitrust agency to the transaction and the associated timing risks from an extended period of litigation, which challenge is more likely than not to result in the consummation of the transaction being enjoined. The Company Board also discussed with representatives of Goodwin and Debevoise the possibility of Financial Sponsor A and Portfolio Company A agreeing to a standard “hell or high water” antitrust commitment. The Company Board determined that such a commitment would not sufficiently protect Mimecast in the event that an antitrust authority concludes that a transaction would violate the antitrust or competition laws of its jurisdiction, due to the risk that the authority would take the position that no divestiture or other remedy would solve the loss of competition resulting from a transaction with Financial Sponsor A and Portfolio Company A. Representatives of Goodwin then reviewed the conversation with outside counsel to Portfolio Company A that occurred on January 5, 2022 and noted that counsel for Portfolio Company A did not share any additional information or analyses and stated that it would not be in a position to do so until Portfolio Company A received access to certain priority financial, operating and anonymized customer-level information. The Company Board discussed the request for priority due diligence information and determined that the process previously established by the Special Committee and repeatedly communicated to Financial Sponsor A and Portfolio Company A should continue to be followed given the substantial risks to the business in sharing Mimecast’s proprietary and confidential information with a principal and direct competitor and that due diligence materials would be provided to Financial Sponsor A and Portfolio Company A only if and when the Special Committee and its antitrust advisors were satisfied that the antitrust risks for a potential transaction between Mimecast and Financial Sponsor A and Portfolio Company A would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators. The Company Board instructed representatives of Goodwin to communicate that determination to outside counsel for Portfolio Company A. Citi then joined the meeting and discussed with the Company Board the December 31st non-binding expression of interest and potential communications with Permira following the expiration of the go-shop period.

Immediately following the special joint meeting of the Special Committee and the Company Board held on January 6, 2022, representatives of Goodwin advised outside counsel to Portfolio Company A that the Company Board had determined that priority financial, legal and customer due diligence information would not be provided at such time and that consistent with the Special Committee’s position that had been conveyed on multiple occasions since November 2, 2021, Financial Sponsor A and Portfolio Company A needed to satisfy the Special Committee and its antitrust advisors that the antitrust risks for such a transaction would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators. Counsel for Portfolio Company A did not share any additional information or analyses regarding the antitrust process for a transaction between Mimecast and Portfolio Company A or the timing and execution risk due to expected scrutiny from antitrust regulators. Portfolio Company A also did not elect to submit any further or updated indication of interest or provide a markup of the antitrust-related provisions in the Permira Transaction Agreement (or clarify its position with respect thereto).

At 11:59 P.M. Eastern Time on January 6, 2021, the go-shop period set forth in the Transaction Agreement expired.

On January 7, 2022, Portfolio Company A sent a letter to the Chair of the Special Committee. The letter noted that the December 31st non-binding expression of interest was subject to due diligence and expressed Portfolio Company A’s disappointment that it was not provided with the priority due diligence information that it had requested. The letter also stated that Portfolio Company A had received a financing commitment letter for the debt portion of the proposed purchase price set forth in the December 31st non-binding expression of interest, but a copy of that debt commitment letter was not included.

On January 8, 2022, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. At the meeting, representatives of Goodwin confirmed to the Special Committee that they had spoken with counsel for Financial Sponsor A and Portfolio Company A on January 6, 2022 prior to the conclusion of the go-shop period and counsel for Financial Sponsor A and Portfolio Company A did not share any additional information or analyses regarding the antitrust process for a transaction between Mimecast and Portfolio Company A or the timing and execution risk due to expected scrutiny from antitrust regulators. The Special Committee then discussed again the December 31st non-binding expression of interest submitted by Portfolio Company A and the potential antitrust risks and associated timing and execution risks discussed in more detail above.

On January 11, 2022, the Special Committee held a meeting at which members of senior management and representatives of Citi and Goodwin were present. Representatives of Goodwin advised the Special Committee that counsel for Portfolio Company A had not contacted Goodwin since the last meeting of the Special Committee on January 8, 2022 and Citi informed the Special Committee that neither Financial Sponsor A nor Portfolio Company A had contacted Citi since that meeting. The Special Committee next again reviewed the December 31st non-binding expression of interest submitted by Portfolio Company A. Representatives of Goodwin then reviewed with the Special Committee the standard for determining whether Portfolio Company A was an “Excluded Person” under the Transaction Agreement. Thereafter, the Special Committee determined that Portfolio Company A was not an “Excluded Person” for purposes of the Transaction Agreement taking into account, among others, the following factors: (i) despite more than two months of discussions, Financial Sponsor A and Portfolio Company A had not satisfied the Special Committee and its antitrust advisors that a transaction between Portfolio Company A and Mimecast would not subject Mimecast shareholders to substantial timing and execution risk due to expected scrutiny from antitrust regulators, (ii) the current aggressive antitrust enforcement environment, including the scrutiny of transactions in technology industries, the high likelihood of an extended “Second Request” merger investigation by the U.S. Department of Justice or Federal Trade Commission, the length of which could likely exceed 12 months, and the substantial likelihood of an ultimate challenge to the transaction by an antitrust agency, which challenge is more likely than not to result in the consummation of the transaction being enjoined, and (iii) the potential impact on Mimecast’s business, including the loss of customers and employees, in the event that a transaction with one of Mimecast’s principal and direct competitors ultimately fails to be consummated, the risk of which would be elevated in light of the foregoing concerns, and the Special Committee’s determination that customary market protections were not proposed by Portfolio Company A and in any event would likely be insufficient to protect the Company against such impact.

Recommendation of the Special Committee and the Company Board and Reasons for the Transaction

The Company Board and the Special Committee carefully reviewed and considered the proposed Transaction in consultation with the Company’s management and legal and financial advisors and, upon the unanimous recommendation of the Special Committee, the Company Board has: (1) determined that the acquisition by Permira of the entire issued share capital of the Company and the Scheme of Arrangement are in the best interests of the Company and its shareholders, and declared it advisable to enter into the Transaction Agreement; (2) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by Permira of the entire issued share capital of the Company and the Scheme of Arrangement; and (3) resolved to recommend that the shareholders of the Company vote FOR the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Special Resolution.

In reaching their decision to approve the Transaction Agreement, and to recommend that Mimecast shareholders approve the Scheme of Arrangement and the Special Resolution, the Company Board and the Special Committee considered the following positive reasons to support the Transaction Agreement:

•	the fact that the price of $80.00 per share in cash payable in the Transaction provides certainty, immediate value and liquidity to Mimecast shareholders;

•

the historical market prices, volatility and trading information with respect to the Company’s shares, including the market performance of the Company’s shares relative to those of other participants in the security industry and general market indices, and the fact that the $80.00 per share to be received by Mimecast shareholders in the Transaction represents a premium to the $68.94 closing price of the Company’s shares immediately prior to The Wall Street Journal article on October 27, 2021 reporting that Mimecast was exploring a possible sale;

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the current and prospective business environment in which Mimecast operates, including international, national and local economic conditions, the competitive environment and the likely effect of these factors on Mimecast and the execution of Mimecast’s plans as a standalone company;

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the belief that, after negotiations with Permira and their representatives (as described in more detail under the section captioned “—Background of the Transaction”), $80.00 per share was the highest price that Permira was willing to pay as of the date of execution of the Transaction Agreement and that the terms of the Transaction Agreement include the most favorable terms to the Company, in the aggregate, to which Permira was willing to agree and included a go-shop provision (i.e., the right to actively solicit alternative acquisition proposals for a specified period following execution of a definitive agreement);

•

the view of the Company Board and the Special Committee that the $80.00 per share in cash payable in the Transaction was more favorable to the Company’s shareholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to Mimecast, based upon the directors’ extensive knowledge of Mimecast’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Transaction represented an attractive and comparatively certain value for the Company’s shareholders relative to the risk-adjusted prospects for Mimecast on a standalone basis;

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the fact that the Special Committee, with the assistance of its advisors, conducted a review of other potential strategic alternatives and, in connection therewith, engaged with a number of potential counterparties regarding their interest in a potential acquisition of Mimecast;

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the financial presentation and opinion, dated December 7, 2021, of Citi to the Special Committee and the Company Board as to the fairness, from a financial point of view and as of the date of the opinion, of the $80.00 per share cash consideration to be received by holders of the Company’s shares (other than, as applicable, Magnesium Bidco, Permira and their respective affiliates) pursuant to the Transaction Agreement, which opinion was based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi, as more fully described below under the heading “—Opinion of the Special Committee’s Financial Advisor”;

•	the fact that Mimecast has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Transaction;

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the high degree of certainty that closing of the Transaction would be achieved in a timely manner in light of the conditions and other terms set forth in the Transaction Agreement, and the likelihood of the Transaction closing without potential issues under applicable antitrust and competition laws or potential issues from any regulatory authorities;

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the conditions to closing contained in the Transaction Agreement, which are limited in number and scope, and which, in the case of the condition related to the accuracy of Mimecast’s representations and warranties, is generally subject to a Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Transaction Agreement — Definition of Company Material Adverse Effect”) qualification;

•

the potential risk of losing the favorable opportunity with Permira in the event Mimecast sought to pursue discussions with all third parties that may be interested in pursuing a strategic transaction with

Mimecast prior to entry into the Transaction Agreement and the potential negative effect that such a process might have on Mimecast’s business, especially in light of the “go-shop” provision Permira was willing to provide that would allow for Mimecast to solicit alternative acquisition proposals following announcement of the Transaction and to accept a superior proposal and terminate the Transaction Agreement upon payment of a termination fee of $86,730,000 (which, based upon the advice of the Company’s legal counsel, the Company Board and the Special Committee believed was reasonable under the circumstances);

•

the ability of the Company Board to furnish information to, and conduct negotiations with, third parties in certain circumstances following the go-shop period, and to terminate the Transaction Agreement to accept a superior proposal upon payment of a termination fee of $216,825,000 (which, based upon the advice of the Company’s legal counsel, the Company Board and the Special Committee believed was reasonable under the circumstances);

•	the end date of June 7, 2022 (subject to extension under certain circumstances), which is expected to allow for sufficient time to complete the Transaction;

•	the absence of a financing condition in the Transaction Agreement;

•	the obligations of Buyer under the Transaction Agreement to consummate the financing and the limited number and nature of the conditions to the debt and equity financing;

•

the Company’s ability, under circumstances specified in the Transaction Agreement and the Equity Commitment Letters, to specifically enforce Buyer’s obligation to cause the Equity Financing to be funded as contemplated by the Transaction Agreement and the Equity Commitment Letters;

•

the requirement that, in the event of a failure of the Transaction to be consummated under certain circumstances, Buyer will pay the Company a termination fee of $289,100,000, and the obligations of the parties under the Fee Funding Agreements to fund such amount;

•

representations by Buyer in the Transaction Agreement that it will have adequate resources to pay the consideration and other amounts to consummate the Transaction, taking into account the proceeds from the Financing Commitment Letters;

•	the Company’s rights to specific performance under the terms of the Transaction Agreement; and

•	the likelihood that the Transaction would be consummated, in light of the experience, reputation and financial capabilities of Permira, the Equity Financing Sources and the Debt Financing Sources.

In the course of its deliberations, the Company Board and the Special Committee also considered, among other things, the following negative factors:

•	the fact that Mimecast shareholders will not participate in any future growth potential or benefit from any future increase in the value of the Company;

•	the possibility that the Transaction will not be consummated and the potential negative effects on Mimecast’s business, operations, financial results and stock price;

•

the potential negative effects of the public announcement of the Transaction on Mimecast’s sales, operating results and stock price, its ability to retain key management, sales and marketing, technical and other personnel, and its relationships with customers, suppliers and partners;

•

the restrictions on the conduct of Mimecast’s business prior to the consummation of the Transaction, requiring Mimecast to conduct its business in the ordinary course and preventing Mimecast from taking certain specified actions, subject to specific limitations, all of which may delay or prevent the Company from undertaking business opportunities pending completion of the Transaction;

•	the significant costs involved in connection with entering into the Transaction Agreement and completing the Transaction (many of which are payable whether or not the Transaction is consummated) and the substantial time and effort of Mimecast management required to complete the Transaction, which may disrupt its business operations and have a negative effect on its financial results;

•	the conditions to the obligations of Buyer to complete the Transaction and the right of Buyer to terminate the Transaction Agreement under certain circumstances;

•

the possibility that Mimecast may be obligated to pay Buyer a termination fee of $86,730,000 in the event that Mimecast terminates the Transaction Agreement in connection with the go-shop process or $216,825,000 if the Transaction Agreement is terminated under certain other circumstances;

•

if Buyer fails to complete the Transaction as a result of the failure to obtain the financing under the Debt Commitment Letter or as a breach of the Transaction Agreement in certain circumstances, remedies may be limited to the termination fee payable by Buyer described above, which may be inadequate to compensate Mimecast for the damage caused, and if available, other rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain;

•

the fact that Buyer requires significant third-party debt financing for the Transaction and in the event that the lenders do not provide the financing under the Debt Commitment Letter, the Company will not be able to specifically enforce Buyer’s obligations to complete the Transaction and may only be entitled to receive the termination fee as provided under the Transaction Agreement;

•	the fact that completion of the Transaction requires the Court Order and certain regulatory clearances and consents, including under applicable antitrust laws and certain foreign investment laws;

•	the risk of litigation;

•	the fact that the consideration consists of cash and will therefore be taxable to Mimecast shareholders who are subject to taxation for U.S. federal income tax purposes; and

•

the interests that certain Mimecast directors and executive officers may have with respect to the Transaction, in addition to their interests as Mimecast shareholders generally, as described in the section of this proxy statement captioned “—Interests of Certain Persons in the Transaction.”

The preceding discussion of the information and factors considered by the Company Board and the Special Committee is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with their evaluation of the Transaction and the complexity of these matters, the Company Board and the Special Committee did not find it practicable to, and did not, quantify or otherwise attempt to rank or assign relative weights to the various factors considered in reaching their respective determinations. In considering the factors described above and any other factors, individual members of the Company Board and the Special Committee may have viewed factors differently or given different weight, merit or consideration to different factors. In addition, the Company Board and the Special Committee did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Company Board or the Special Committee, but rather the Company Board and the Special Committee conducted an overall review of the factors described above, including discussions with Mimecast’s senior management and legal and financial advisors.

The foregoing discussion of the reasoning of the Company Board and the Special Committee and certain information presented in this section is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section of this proxy statement captioned “Cautionary Statement Regarding Forward-Looking Statements.”

Opinion of the Special Committee’s Financial Advisor

Mimecast has engaged Citi as the Special Committee’s financial advisor in connection with the proposed Transaction. In connection with Citi’s engagement, the Special Committee and the Board requested that Citi evaluate the fairness, from a financial point of view, of the Per Share Consideration to be received by holders of Company shares (other than, as applicable, Magnesium Bidco, Permira and their respective affiliates) pursuant to the Transaction Agreement. On December 7, 2021, at a meeting of the Special Committee and the Board held to evaluate the proposed Transaction, Citi rendered an oral opinion, confirmed by delivery of a written opinion dated December 7, 2021, to the Special Committee and the Board to the effect that, as of such date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi, the Per Share Consideration to be received by holders of Company shares pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders (other than, as applicable, Magnesium Bidco, Permira and their respective affiliates).

The full text of Citi’s written opinion, dated December 7, 2021, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi, is attached as Annex B to this proxy statement and is incorporated into this proxy statement by reference. The description of Citi’s opinion set forth below is qualified in its entirety by reference to the full text of Citi’s opinion. Citi’s opinion was provided for the information of the Special Committee and the Board, in their capacities as such, in connection with their evaluation of the Per Share Consideration from a financial point of view and did not address any other terms, aspects or implications of the Transaction. Citi expressed no view as to, and its opinion did not address, the underlying business decision of Mimecast to effect or enter into the Transaction, the relative merits of the Transaction as compared to any alternative business strategies that might exist for Mimecast or the effect of any other transaction which Mimecast might engage in or consider. Citi’s opinion is not intended to be and does not constitute a recommendation as to how the Special Committee, the Board or any securityholder should vote or act on any matters relating to the proposed Transaction or otherwise.

In arriving at its opinion, Citi:

•	reviewed an execution version, provided to Citi on December 6, 2021, of the Transaction Agreement;

•	held discussions with certain senior officers, directors and other representatives of Mimecast concerning the business, operations and prospects of Mimecast;

•

reviewed certain publicly available and other business and financial information relating to Mimecast provided to or discussed with Citi by the management of Mimecast, including certain financial forecasts and other information and data relating to Mimecast provided to or discussed with Citi by the management of Mimecast;

•

reviewed the financial terms of the Transaction as set forth in the Transaction Agreement in relation to, among other things, current and historical market prices of Company shares, the financial condition and certain historical and projected financial and operating data of Mimecast, and the capitalization of Mimecast;

•

analyzed certain financial, stock market and other publicly available information relating to the businesses of certain other companies whose operations Citi considered relevant in evaluating those of Mimecast;

•	considered, to the extent publicly available, the financial terms of certain other transactions which Citi considered relevant in evaluating the Transaction; and

•	conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Citi deemed appropriate in arriving at its opinion.

In connection with Citi’s engagement and at the direction of Mimecast, Citi was requested to approach, and Citi held discussions with, selected third parties prior to execution of the Transaction Agreement to solicit indications of interest in the possible acquisition of, or other strategic transaction involving, Mimecast and Citi may solicit third-party indications of interest during a specified period following execution of the Transaction Agreement as permitted by the terms thereof.

In rendering its opinion, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of the management and other representatives of Mimecast that they were not aware of any relevant information that was omitted or that remained undisclosed to Citi. With respect to the financial forecasts and other information and data that Citi was directed to utilize in its analyses (including, without limitation, with respect to tax attributes of Mimecast), Citi was advised and Citi assumed, with Mimecast’s consent, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Mimecast as to, and were a reasonable basis upon which to evaluate, the future financial performance of Mimecast and the other matters covered thereby. Citi expressed no view or opinion as to any financial forecasts and other information or data (or underlying assumptions on which they were based) provided to or otherwise reviewed by or discussed with Citi.

Citi relied, at Mimecast’s direction, upon the assessments of the management of Mimecast as to, among other things, (i) the potential impact on Mimecast of macroeconomic, geopolitical, market, competitive and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the cloud security and risk management services industry, (ii) Mimecast’s existing and future products, technology, network and intellectual property (including, without limitation, with respect to the validity and associated risks of such products, technology, network and intellectual property and the timing and successful development of, and use and protective measures for, such products, technology, network and intellectual property) and (iii) Mimecast’s existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, channel partners and other commercial relationships, including the ability of Mimecast to cross-sell new and emerging products into an existing and future customer base. Citi assumed, with Mimecast’s consent, that there would be no developments with respect to any such matters that would have an adverse effect on Mimecast or the Transaction or that otherwise would be meaningful in any respect to Citi’s analyses or opinion.

Citi did not make and was not provided with an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Mimecast or any other entity and Citi did not make any physical inspection of the properties or assets of Mimecast or any other entity. Citi did not evaluate the solvency or fair value of Mimecast or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Citi expressed no view or opinion as to any actual or potential litigation, claims or governmental, regulatory or other proceedings, enforcement actions, consent decrees or other orders, audits or investigations or the potential impact thereof on Mimecast or any other entity. Citi assumed, with Mimecast’s consent, that the Transaction would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers and agreements for the Transaction or otherwise, no delay, limitation, restriction, condition or other action, including any divestiture or other requirements, amendments or modifications, would be imposed or occur that would have an adverse effect on Mimecast or the Transaction or that otherwise would be meaningful in any respect to Citi’s analyses or opinion. Citi did not express any view or opinion as to the prices at which Company shares or any other securities would trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Representatives of Mimecast advised Citi, and Citi also assumed, that the final terms of the Transaction Agreement would not vary materially from those set forth in the execution version reviewed by Citi. Citi did not express any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Transaction or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Mimecast or the Transaction, and Citi relied, with Mimecast’s consent, upon the assessments of representatives of Mimecast as to such matters.

Citi’s opinion addressed only the fairness, from a financial point of view and as of the date of such opinion, of the Per Share Consideration (to the extent expressly specified therein), without regard to individual circumstances of specific holders (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Mimecast held by such holders, and Citi’s opinion did not in any way address proportionate allocation or relative fairness. Citi’s opinion did not address any other terms, aspects or implications of the Transaction, including, without limitation, the form or structure of the Transaction or any terms, aspects or implications of any agreement, arrangement or understanding to be entered into in connection with or contemplated by the Transaction or otherwise. Citi expressed no view as to, and Citi’s opinion did not address, the underlying business decision of Mimecast to effect or enter into the Transaction, the relative merits of the Transaction as compared to any alternative business strategies that might exist for Mimecast or the effect of any other transaction which Mimecast might engage in or consider. Citi also expressed no view as to, and its opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Per Share Consideration or otherwise. Citi’s opinion was necessarily based upon information available, and financial, stock market and other conditions and circumstances existing and disclosed, to Citi as of the date of its opinion. Although subsequent developments may affect its opinion, Citi has no obligation to update, revise or reaffirm its opinion. As the Special Committee and the Board were aware, the credit, financial and stock markets, the industry in which Mimecast operates and the securities of Mimecast have experienced and may continue to experience volatility and Citi expressed no view or opinion as to any potential effects of such volatility on Mimecast or the Transaction. The issuance of Citi’s opinion was authorized by Citi’s fairness opinion committee.

In preparing its opinion, Citi performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of Citi’s opinion or the analyses underlying, and factors considered in connection with, Citi’s opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. Citi arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Citi believes that the analyses must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying such analyses and its opinion.

In its analyses, Citi considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Mimecast. No company, business or transaction reviewed is identical or directly comparable to Mimecast or the Transaction and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.

The estimates contained in Citi’s analyses and the ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, Citi’s analyses are inherently subject to substantial uncertainty.

Citi was not requested to, and it did not, recommend or determine the specific consideration payable in the Transaction. The type and amount of consideration payable in the Transaction were determined through negotiations between Mimecast and Permira and the decision to enter into the Transaction Agreement was solely that of the Board, acting upon the recommendation of the Special Committee. Citi’s opinion and financial analyses were only one of many factors considered by the Special Committee and the Board in their evaluation of the Transaction and should not be viewed as determinative of the views of the Special Committee, the Board or management of Mimecast with respect to the Transaction or the Per Share Consideration.

Financial Analyses

The summary of the financial analyses described below under this heading “—Financial Analyses” is a summary of the material financial analyses reviewed with the Special Committee and the Board and performed by Citi in connection with Citi’s opinion, dated December 7, 2021. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying the opinion of, Citi, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Citi. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of such financial analyses. Future results may be different from those described and such differences may be material. For purposes of the analyses described below, approximate implied per share equity value reference ranges derived from the financial analyses described below and discounted Wall Street research analysts’ price targets for Company shares were rounded to the nearest $0.25. Except as otherwise noted, financial data utilized for Mimecast in the financial analyses described below were based on certain financial forecasts and other information and data relating to Mimecast provided to or discussed with Citi by the management of Mimecast, which are referred to in this section as the “Mimecast forecasts.”

Selected Public Companies Analysis. Citi reviewed publicly available financial and stock market information of Mimecast and the following ten selected companies that Citi viewed as generally relevant for purposes of analysis as publicly traded companies with operations in the cybersecurity industry (collectively, the “selected companies”):

•	CyberArk Software Ltd.

•	Fortinet, Inc.

•	KnowBe4, Inc.

•	Palo Alto Networks, Inc.

•	Ping Identity Holding Corp.

•	Qualys, Inc.

•	Rapid7, Inc.

•	SailPoint Technologies Holdings, Inc.

•	Tenable Holdings, Inc.

•	Varonis Systems, Inc.

Citi reviewed, among other information and to the extent meaningful, implied equity values based on closing stock prices on December 6, 2021 as a multiple of calendar year 2022 estimated levered free cash flow. Financial data of the selected companies were based on publicly available Wall Street research analysts’ estimates and public filings. Financial data of Mimecast was based on public filings, the Mimecast forecasts and certain other information and data relating to Mimecast provided by the management of Mimecast.

The overall low to high calendar year 2022 estimated levered free cash flow multiples observed for the selected companies was 27.8x to 35.0x. Citi then applied the observed range of calendar year 2022 estimated levered free cash flow multiples derived from the selected companies of 27.8x to 35.0x to corresponding data of Mimecast, calendarized for comparative purposes, based on the Mimecast forecasts.

This analysis indicated the following approximate implied per share equity value reference range for Mimecast, as compared to the Per Share Consideration:

Implied Equity Value Per Share Reference Range	Per Share Consideration
$62.75 – $78.50	$80.00

Selected Precedent Transactions Analysis. Using publicly available information, Citi reviewed financial data relating to the following nine selected transactions that Citi viewed as generally relevant for purposes of analysis as transactions involving target companies with operations in the cybersecurity and enterprise software industries (collectively, the “selected transactions”):

Announcement Date	Acquiror	Target
November 2021	• Investor Group (including Advent International Corporation and Permira Advisers LLC)	• McAfee Corp.
April 2021	• Thoma Bravo, L.P.	• Proofpoint, Inc.
March 2021	• Thoma Bravo, L.P.	• Talend S.A.
March 2021	• Vista Equity Partners Management, LLC	• Pluralsight, Inc.
December 2020	• Thoma Bravo, L.P.	• RealPage, Inc.
October 2019	• Thoma Bravo, L.P.	• Sophos Ltd.
August 2019	• VMware, Inc.	• Carbon Black, Inc.
February 2019	• Hellman & Friedman LLC	• The Ultimate Software Group, Inc.
November 2018	• Vista Equity Partners Management, LLC	• Apptio, Inc.

Citi reviewed, among other information, transaction values of the selected transactions, calculated as implied equity values for the target companies involved in the selected transactions based on the consideration paid or payable in the selected transactions plus total debt and non-controlling interests (as applicable) and less cash, cash equivalents, marketable securities and investments in unconsolidated affiliates (as applicable), as a multiple of the next 12 months estimated revenue of the target company based on publicly available information as of the applicable announcement date of such transaction. Financial data for the selected transactions were based on Wall Street research analysts’ estimates and public filings. Financial data for Mimecast was based on the Mimecast forecasts, public filings and other information and data relating to Mimecast provided by the management of Mimecast.

The overall low to high next 12 months estimated revenue multiples observed for the selected transactions was 4.9x to 9.1x. Citi then applied a selected range of next 12 months estimated revenue multiples derived from the selected transactions of 7.0x to 9.1x to the next 12 months (as of September 30, 2021) estimated revenue of Mimecast based on the Mimecast forecasts, with particular focus on the transaction involving McAfee Corp. (for which an implied next 12 months estimated revenue multiple of 7.0x was observed) and the transactions involving Proofpoint, Inc. and Pluralsight, Inc. (for which implied next 12 months estimated revenue multiples of 9.1x were observed).

This analysis indicated the following approximate implied per share equity value reference range for Mimecast, as compared to the Per Share Consideration:

Implied Equity Value Per Share Reference Range	Per Share Consideration
$66.50 – $84.75	$80.00

Discounted Cash Flow Analysis. Citi performed a discounted cash flow analysis of Mimecast, based on the Mimecast forecasts and other information and data relating to Mimecast provided by the management of Mimecast, by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Mimecast was forecasted to generate during the last six months of the fiscal year ending March 31, 2022 through the full fiscal year ending March 31, 2031. For purposes of this analysis, stock-based compensation was treated as a cash expense and the potential net present value of Mimecast’s tax attributes were taken into account. Citi calculated implied terminal values for Mimecast by applying to Mimecast’s unlevered, after-tax free cash flows a selected range of perpetuity growth rates of 3.0% to 5.0% based on Citi’s professional judgment. The present values (as of September 30, 2021) of the cash flows and terminal values and Mimecast’s potential tax attributes per the management of Mimecast were then calculated using a selected range of discount rates of 9.3% to 10.4% derived from a weighted average cost of capital calculation. This analysis indicated the following approximate implied per share equity value reference range for Mimecast, as compared to the Per Share Consideration:

Implied Equity Value Per Share Reference Range	Per Share Consideration
$55.50 – $85.50	$80.00

Certain Additional Information

Citi also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:

•

historical closing prices of Company shares during the 52-week period ended December 6, 2021, which indicated low to high closing prices of Company shares of $39.80 per share to $84.53 per share over such period; and

•

publicly available Wall Street research analysts’ one-year forward price targets for Company shares (discounted one year using a selected discount rate of 9.75% derived from a cost of equity calculation), which implied an overall low to high discounted share price target range for Company shares of $68.25 to $84.50 per share (with a median implied discounted share price target price of $77.50 per share), and an overall low to high share price target range for Company shares on an undiscounted basis of $75.00 to $93.00 per share.

Miscellaneous

Mimecast has agreed to pay Citi for its services in connection with the proposed Transaction an aggregate fee currently estimated to be approximately $35.5 million, of which $2.0 million was payable upon delivery of Citi’s opinion and approximately $33.5 million is payable contingent upon consummation of the Transaction. In addition, Mimecast has agreed to reimburse Citi for reasonable expenses, including fees and expenses of counsel, and to indemnify Citi and related parties against certain liabilities, including liabilities under federal securities laws, arising from Citi’s engagement.

As the Special Committee and the Board were aware, although, as of the date of Citi’s opinion, Citi and its affiliates were not providing, and during the two-year period prior to such date had not provided, investment banking, commercial banking or other similar financial services to Mimecast unrelated to the proposed Transaction for which Citi and its affiliates received compensation, Citi and its affiliates may in the future provide services to Mimecast and/or its affiliates for which services Citi and its affiliates would expect to receive compensation. As the Special Committee and the Board also were aware, Citi and its affiliates in the past have provided, currently are providing and in the future may provide investment banking, commercial banking and other similar financial services to Permira and/or certain of its affiliates and portfolio companies, for which services Citi and its affiliates have received and expect to receive compensation, including, during the approximately two-year period prior to the date of Citi’s opinion, having acted or acting as (i) financial advisor to a consortium that included Permira in connection with an acquisition transaction and as a lender for related acquisition financing, (ii) joint bookrunner in connection with certain equity and debt offerings of portfolio companies of Permira and (iii) joint bookrunner and/or joint lead arranger for, and as a lender under, certain credit facilities of portfolio companies of Permira, for which services described in clauses (i) through (iii) above Citi and its affiliates received during such approximately two-year period aggregate fees of approximately $12.5 million from Permira and/or certain of its affiliates and portfolio companies. In the ordinary course of business, Citi and its affiliates may actively trade or hold the securities or financial instruments (including loans and other obligations) of Mimecast, Permira and certain of its portfolio companies and/or their respective affiliates for Citi’s own account or for the account of Citi’s customers and, accordingly, may at any time hold a long or short position or otherwise effect transactions in such securities or financial instruments. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Mimecast, Permira and certain of its portfolio companies and/or their respective affiliates.

Mimecast selected Citi to act as financial advisor in connection with the proposed Transaction based on Citi’s reputation, experience and familiarity with Mimecast and its business. Citi is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

Certain Company Forecasts

Mimecast does not, as a matter of course, make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for extended periods given, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. In connection with the evaluation of potential strategic alternatives by the Special Committee and the Company Board, however, senior management prepared certain unaudited prospective financial information for Mimecast based on the Company’s Long-Range Plan. Preliminary financial projections were prepared by senior management in the summer of 2021 as part of the Company’s Long-Range Plan that were subsequently updated to reflect Mimecast’s actual results for the first and second quarters of fiscal year 2022 and the Company’s updated forecast for fiscal year 2022 (see “—Background of the Transaction”). In particular, during the first and second quarters of fiscal year 2022, Mimecast’s financial performance exceeded the high end of Mimecast’s published earnings guidance and, therefore, resulted in increases in the relevant performance metrics included in the preliminary financial projections for fiscal years 2022 through 2026. These updated projections of Mimecast’s financial results for the second half of fiscal year 2022 and fiscal years 2023 through 2026 (the “Management Projections”), which were higher than the earlier projections of Mimecast’s financial results that had been prepared as part of the Company’s Long-Range Plan in connection with the evaluation of potential strategic alternatives by the Special Committee and the Company Board, were then extrapolated for fiscal years 2027 through 2031 (the “Management Extended Projections” and together with the Management Projections, the “Financial Projections”). The Financial Projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC or established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or generally accepted accounting principles (“GAAP”). Mimecast’s independent registered public accounting firm has not compiled, examined, audited or performed any procedures with respect to the Financial Projections, and has not expressed any opinion or any other form of assurance regarding this information or its achievability.

The table below presents a summary of the Financial Projections for the second half of fiscal year 2022 through fiscal year 2031 as prepared by senior management and provided by senior management to the Special Committee and the Company Board. The Financial Projections also were provided to Citi and approved by the Company Board for use and reliance by Citi in connection with its financial analyses and opinion to the Special Committee and the Company Board as described above under the heading “—Opinion of the Special Committee’s Financial Advisor”. In addition, the Management Projections were provided to Buyer for purposes of its due diligence review of Mimecast.

The Financial Projections summarized below are included solely to provide Mimecast shareholders access to financial projections that were made available to the Special Committee, the Company Board, Citi and/or Buyer in connection with the proposed transaction, and are not included in this proxy statement to influence a Mimecast shareholder’s decision whether to vote for the Scheme Arrangement or the Special Resolution or for any other purpose.

The Financial Projections summarized below, while presented with numerical specificity, were based on numerous variables and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond Mimecast’s control. The Financial Projections also reflect assumptions that are subject to change, including, but not limited to, assumptions regarding growth rates, retention rates, upsell opportunities, product and geographic mix, market conditions, average order values, customer count, margins and operating expenses. The Financial Projections cover multiple years, and thus, by their nature, they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and the achievability of the Financial Projections include, but are not limited to, general economic conditions and disruptions in the financial, debt, capital, credit or securities markets, developing industry dynamics, acceptance of Mimecast’s products and services, competition, Mimecast’s ability to obtain financing, and those risks and uncertainties described in Mimecast’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. See also the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in this proxy statement.

In addition, the Financial Projections reflect assumptions that are subject to change and are susceptible to multiple interpretations based on actual results, revised prospects for Mimecast’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Financial Projections were prepared. In addition, the Financial Projections may be affected by Mimecast’s ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, actual results will differ, and may differ materially, from those contained in the Financial Projections. The Financial Projections assume organic company growth without business expansions from mergers and acquisitions or alternative business models. In addition, the Financial Projections do not take into account any circumstances, transactions or events occurring after the date on which the Financial Projections were prepared and do not give effect to any changes or expenses as a result of the Transaction or any effects of the Transaction. There can be no assurance that the financial results in the Financial Projections will be realized, or that future actual financial results will not materially vary from those estimated in the Financial Projections.

Certain of the measures included in the Financial Projections, including adjusted EBITDA, EBIT, net operating profit after tax, and unlevered free cash flow, are financial measures that are not calculated in accordance with GAAP. Such non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures in disclosures relating to a proposed business combination such as the Transaction if the disclosure is included in a document such as this proxy statement, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by the Company Board or the Special Committee in connection with their consideration of the Transaction Agreement or by Citi for purposes of its financial analyses. Accordingly, the Company has not provided a reconciliation of any financial measures included in the Financial Projections.

The following table is a summary of the Financial Projections:

	Management Projections						Management Extended Projections
		Fiscal Year Ending March 31,
($ in millions)	H2 2022E(1)	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E
Revenue	$306	$691	$815	$975	$1,168	$1,370	$1,564	$1,739	$1,891	$2,014
Adjusted EBITDA (2)	$83	$198	$233	$286	$352	$428	$509	$584	$652	$712
EBIT (3)	$32	$79	$103	$139	$190	$252	$322	$393	$462	$526
Net Operating Profit After Tax (4)	$24	$59	$77	$104	$142	$189	$242	$295	$346	$395
(+) Depreciation & Amortization	21	44	43	45	44	50	55	60	63	65
(-) Capital Expenditures	(16)	(43)	(48)	(51)	(55)	(62)	(68)	(72)	(75)	(75)
(-) Increase in Net Working Capital and Other (Excl. Deferred Revenue)	(32)	(14)	(25)	(28)	(30)	(30)	(25)	(20)	(15)	(10)
(+) Increase in Deferred Revenue	47	51	74	91	108	106	94	79	62	43
Unlevered Free Cash Flow (5)	$44	$98	$122	$161	$209	$252	$298	$341	$382	$417
(+) Share-Based Compensation	30	75	87	102	118	127	131	131	127	120
Unlevered Free Cash Flow Pre SBC (6)	$74	$173	$209	$263	$327	$379	$428	$472	$509	$538

(1)

Projections for the second half of fiscal year 2022. A next 12 months estimated revenue as of September 30, 2021 of $644 million was used in Citi’s Selected Precedent Transactions Analysis at the direction of the Company; see “Opinion of the Special Committee’s Financial Advisor—Financial Analysis—Selected Precedent Transactions Analysis” beginning on page [●].

(2)

Mimecast defines Adjusted EBITDA as GAAP net income adjusted to exclude: depreciation; amortization; disposals and impairment of long-lived assets; acquisition-related gains and expenses; litigation-related expenses; share-based compensation expense; restructuring expense; interest income and interest expense; provision for income taxes; and foreign exchange income (expense).

(3)	EBIT is calculated as Adjusted EBITDA less depreciation and amortization and share-based compensation.
(4)

Net Operating Profit After Tax is calculated as EBIT less taxes calculated at an assumed 25% effective tax rate. Citi assumed, at the direction of the Company, a potential net present value of tax assets of approximately $0.47 per Mimecast Share for purposes of Citi’s Discounted Cash Flow Analysis; see “Opinion of the Special Committee’s Financial Advisor—Financial Analysis—Discounted Cash Flow Analysis” beginning on page [●].

(5)

Unlevered Free Cash Flow is calculated as Net Operating Profit After Tax plus depreciation and amortization, less capital expenditures, less increase in net working capital and other assets (excluding deferred revenue), plus increase in deferred revenue. A calendar year 2022 estimated levered free cash flow of $162 million, which is calculated as net cash provided by operating activities, less capital expenditures, was used in Citi’s Selected Public Companies Analysis at the direction of the Company; see “Opinion of the Special Committee’s Financial Advisor—Financial Analysis—Selected Public Companies Analysis” beginning on page [●].

(6)	Unlevered Free Cash Flow Pre SBC is calculated as Unlevered Free Cash Flow excluding share-based compensation expense.

The inclusion of selected elements of the Financial Projections in the table and accompanying narrative above should not be regarded as an indication that Mimecast and/or any of our affiliates, officers, directors, advisors or other representatives consider the Financial Projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. The Financial Projections were based upon certain financial, operating and commercial assumptions developed solely using the information available to Mimecast’s senior management at the time the Financial Projections were created. None of Mimecast and/or its affiliates, officers, directors, advisors or other representatives gives any Mimecast shareholder or any other person any assurance that actual results will not differ materially from the Financial Projections and, except as otherwise required by law, Mimecast and/or its affiliates, officers, directors, advisors or other representatives undertake no obligation to update or otherwise revise or reconcile the Financial Projections to reflect circumstances existing after the date on which the Financial Projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the Financial Projections are shown to be in error. Mimecast has made no representation to Buyer concerning the Financial Projections in the Transaction Agreement or otherwise.

In light of the foregoing factors and the uncertainties inherent in the Financial Projections, Mimecast shareholders are cautioned not to place undue, if any, reliance on such Financial Projections.

Interests of Certain Persons in the Transaction

Mimecast executive officers and directors have interests in the Transaction that are different from, or in addition to, those of Company Shareholders more generally. In considering the recommendations of the Company Board, including that you vote to approve the Scheme Proposal and the Company Shareholder Proposals, you should be aware of these interests. In (1) evaluating and negotiating the Transaction Agreement, (2) approving and declaring advisable the Transaction Agreement, the transactions contemplated thereby and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme), (3) declaring that it is in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme and (4) making the Board Recommendation, the Board was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests include the arrangements described below. If the Scheme Proposal is approved, the Company shares held by the Company’s directors and executive officers will be treated in the same manner as Company shares held by all other shareholders. For more information, see “The Transaction Agreement—Per Share Consideration to Company Shareholders” beginning on page [●].

Treatment of Company Equity Awards

The Transaction Agreement provides that Mimecast’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:

•

Each Vested Company Option will be canceled and extinguished and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Vested Company Option, by (ii) the aggregate number of Company shares underlying such Vested Company Option immediately prior to the Effective Time, subject to required withholding taxes.

•

Each Unvested Company Option will automatically be converted into and substituted with a cash award in an amount equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Unvested Company Option, by (ii) the aggregate number of Company shares underlying such Unvested Company Option immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company Option as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

•

Each Company Option that is outstanding immediately prior to the Effective Time that has a per-share exercise price that is equal to or greater than the Per Share Consideration will be automatically canceled as of the Effective Time for no consideration.

•

Each Vested Company RSU will be canceled and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the Per Share Consideration by (ii) the aggregate number of Company shares subject to such Vested Company RSU, subject to required withholding taxes.

•

Each Unvested Company RSU will be automatically converted into and substituted with a cash award in an amount equal to the product obtained by multiplying (i) the Per Share Consideration, by (ii) the aggregate number of Company shares underlying such Unvested Company RSU immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company RSU as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

The Transaction Agreement provides that each of the following Company Options will be deemed to be Vested Company Options and each of the following Company RSUs will be deemed to be Vested Company RSUs: (i) the portion of each Company Option or Company RSU that is outstanding and vested as of immediately prior to the Effective Time or that will become vested by its terms and without further action by the Company as a result of the Transaction, (ii) one hundred percent (100%) of the Board Equity Awards and (iii) with respect to each Company Option and Company RSU that is outstanding as of the date of the Transaction Agreement (other than any Board Equity Award and certain other equity awards specified in the Transaction Agreement, which have separate contractual provisions relating to a change in control of the Company), twenty-five percent (25%) of the portion of such award that is unvested as of immediately prior to the Effective Time, with such twenty-five (25%) to be applied pro rata across each of such holder’s unvested and outstanding Mimecast equity awards, by grant date, award type, and vesting date.

The table below sets forth, for each current Mimecast executive officer and director, (i) the number of Company shares beneficially owned by each such executive officer or director, (ii) the number of Company shares underlying Vested Company Options held by each such executive officer or director, (iii) the number of Company shares underlying Unvested Company Options held by each such executive officer or director, (iv) the number of Company shares underlying Vested Company RSUs held by each such executive officer or director, and (v) the number of Company shares underlying Unvested Company RSUs held by each such executive officer or director, in each case as of January 5, 2022, the latest practicable date to determine such amounts before the filing of this proxy statement. These numbers do not forecast any grants, additional issuances or forfeitures of Company shares or equity awards following the date of this proxy statement. Depending on when the Effective Time occurs, certain equity awards shown in the table may vest or be forfeited in accordance with their terms.

The table assumes the consummation of the Transaction occurred on January 5, 2022, which is the assumed date of Closing solely for purposes of the disclosure in this section.

The table below also sets forth the total amount of cash consideration payable to each executive officer and director, based on the number of Company shares, Vested Company Options, Unvested Company Options, Vested Company RSUs and Unvested Company RSUs held by each such executive officer or director as of January 5, 2022 assuming that all unvested equity awards fully vest.

Name	Company Shares (#)		Vested Company Options (#)	Unvested Company Options (#)	Vested Company RSUs (#)	Unvested Company RSUs (#)	Total Consideration ($)
Karen Anderson	—		1,859	82,403	—	43,688	6,966,001
Peter Bauer	2,882,497	(1)	402,867	471,359	—	11,250	273,794,125
Heather Bentley	7,219		42,090	70,011	—	37,509	7,851,922
Rafeal E. Brown	23,770		158,967	186,659	—	90,006	22,086,265
Bernhard Leger	—		—	61,348	—	33,260	4,558,294
Robert P. Nault	9,169		210,935	54,666	—	39,624	17,911,832
Michael Paisley	2,929		14,921	55,440	—	25,829	4,753,499
Shahriar Rafimayeri	4,548		19,225	64,908	—	30,278	5,691,074
David Raissipour	—		—	124,505	—	69,500	8,897,979
Aron Ain	21,130		—	—	—	2,742	1,909,760
Helene Auriol Potier	1,233		—	—	—	5,209	515,360
Alpna J. Doshi	6,790		—	—	—	4,277	885,360
Christopher FitzGerald	85,692	(2)	—	—	—	2,742	7,074,720
Neil Murray	699,315		—	—	—	2,742	56,164,560
Robert P. Schechter	12,214		—	—	—	2,742	1,196,480
Hagi Schwartz	36,735	(3)	—	—	—	2,742	3,158,160
Stephen Ward	18,955		—	—	—	2,742	1,735,760

(1)

Consists of (i) 974,376 Company shares held by the Declaration of Trust of Peter Bauer, (ii) 1,898,577 Company shares held by Rock Trustees Limited as Trustees of the Butterworth Trust, of which Mr. Bauer is a beneficiary (as trustee of the Butterworth Trust, Rock Trustees Limited exercises dispositive power over the Company shares held by the Butterworth Trust), and (iii) 9,544 Company shares held by The Bauer Irrevocable Trust – 2020. The Company shares held by The Bauer Irrevocable Trust – 2020 are held for the benefit of Mr. Bauer’s children and Mr. Bauer disclaims beneficial ownership of the Company shares held by The Bauer Irrevocable Trust – 2020 and does not have voting or dispositive power with respect to the Company shares held by The Bauer Irrevocable Trust – 2020.

(2)

Consists of (i) 30,692 Company shares held directly by Mr. FitzGerald, and (ii) 55,000 Company shares held by Mr. FitzGerald’s spouse. Mr. FitzGerald disclaims beneficial ownership of the Company shares held by his spouse.

(3)

Consists of (i) 10,676 Company shares held directly by Mr. Schwartz, and (ii) 26,059 Company shares held by the Schwartz Family Trust. Mr. Schwartz is a beneficiary and the sole trustee of the Schwartz Family Trust.

CEO Employment Agreement

We have entered into an employment agreement with Mr. Bauer (the “CEO Employment Agreement”), dated as of September 2, 2015, pursuant to which he serves as our Chief Executive Officer on an at-will basis and as a director. Effective April 1, 2021, Mr. Bauer’s annual base salary was reduced, at his request, to $31,200 and he is not eligible to participate in the incentive compensation plan for executive officers (the “Compensation Reduction”). The Compensation Reduction will remain in effect through at least March 31, 2022. In addition, Mr. Bauer has agreed to waive any rights he has to terminate the CEO Employment Agreement for good reason resulting from the Compensation Reduction.

The CEO Employment Agreement provides that if Mr. Bauer’s employment is terminated by Mimecast without cause or he terminates his employment with us for good reason, in either case within twelve (12) months following a change in control (as each such term is defined in the CEO Employment Agreement), he is entitled to receive (i) an amount equal to (A) his current annual base salary plus (B) his target annual cash incentive compensation for the year of termination, (ii) if Mr. Bauer is participating in the Company’s group health plan immediately prior to the date of termination and elects COBRA health continuation, a monthly cash payment in an amount equal to the employer portion of his monthly health insurance premium until the earlier of twelve (12) months following the date of termination and the expiration of his continuation coverage under COBRA, and (iii) accelerated vesting of all share options and other share-based awards held by Mr. Bauer as of the date of termination. Receipt of the severance payments and benefits described above is conditioned upon Mr. Bauer’s entering into an effective separation agreement containing, among other provisions, a general release of claims in favor of Mimecast and its affiliates, and confidentiality, return of property, and non-disparagement covenants. In addition, pursuant to the terms of the CEO Employment Agreement, upon a change in control (which includes the Transaction), fifty percent (50%) of the unvested portion of all share options and other share-based awards held by Mr. Bauer will immediately accelerate and vest.

If the payments or benefits payable to Mr. Bauer in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Bauer.

Executive Severance and Change in Control Plan

Effective as of May 25, 2021, Mimecast adopted an Executive Severance and Change in Control Plan (the “Severance Plan”) pursuant to which Mimecast’s executive officers other than Mr. Bauer, may be eligible for certain payments and benefits.

Pursuant to the Severance Plan, if an eligible participant’s employment is terminated by Mimecast without cause or an eligible participant resigns for good reason (as each such term is defined in the Severance Plan) and subject to the execution and effectiveness of a separation agreement including, among other things, a general release of claims in favor of Mimecast and its affiliates, he or she will be eligible to receive the following severance payments and benefits:

•

cash severance equal to the sum of (i) seventy-five percent (75%) of the eligible participant’s base salary and (ii) an amount equal to seventy-five percent (75%) of the eligible participant’s target bonus, payable in substantially equal installments in accordance with Mimecast’s payroll practice over nine (9) months; and

•

subject to the eligible participant’s co-payment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, continued payment of the monthly employer contribution that Mimecast would have paid to provide health insurance to the eligible participant if the eligible participant had remained employed until the earliest of (i) nine (9) months following termination, (ii) the eligible participant’s eligibility for group medical plan benefits under any other employer’s group medical plan and (iii) the end of the eligible participant’s COBRA health continuation period.

The Severance Plan also provides that, in the event of a change in control (as defined in the Severance Plan, which includes the Transaction), fifty percent (50%) of the unvested portion of all share options, restricted share units and other share-based awards held by an eligible participant that are subject solely to time-based vesting (“Time-Based Equity Awards”) will immediately accelerate and become fully vested and exercisable or nonforfeitable as of immediately prior to the change in control. In addition, if an eligible participant’s employment is terminated by Mimecast (or its successor) without cause or an eligible participant resigns for good reason upon a change in control or within one year following a change in control, then all Time-Based Equity Awards will immediately accelerate and become vested and exercisable or nonforfeitable as of the date of termination.

If the payments or benefits payable to an eligible participant in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the eligible participant.

Transaction and Retention Bonus Programs

Pursuant to the Transaction Agreement, Mimecast may establish a transaction bonus program providing for transaction bonuses in an aggregate amount not to exceed $5.0 million (the “Transaction Bonus Program”), and such amounts may be allocated to Mimecast employees as determined by Mr. Bauer. Awards under the Transaction Bonus Program become payable as of the Effective Time, subject to the grantee’s continued service through such time. Mimecast’s executive officers are expected to be granted transaction bonuses under the program in the aggregate amount of up to $1.48 million, including bonuses to the named executive officers as described in the Golden Parachute Compensation Table below. In addition, pursuant to the Transaction Agreement, Mimecast may establish a retention program providing for cash retention bonuses in an aggregate amount not to exceed $17.5 million (the “Retention Program”), and such amounts may be allocated to Mimecast employees as determined by Mr. Bauer. To date, $16.27 million has been allocated to employees under the Retention Program. Awards under the Retention Program will vest and become payable on the date that is six (6) months following the Effective Time, subject to the grantee’s continued service through such date. As of the date of this proxy statement, none of Mimecast’s executive officers has received or is expected to receive an award under the Retention Program.

Compensation Arrangements with Buyer

As of the date of this proxy statement, none of the Mimecast executive officers has discussed or entered into any agreement with Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Buyer or one or more of its affiliates. Prior to or following the closing of the Transaction, however, some or all of the Mimecast executive officers may discuss or enter into agreements with Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Buyer or one or more of its affiliates.

Golden Parachute Compensation

In accordance with Item 402(t) of Regulation S-K under the Securities Act, the table below sets forth the compensation that is based on, or otherwise relates to, the Transaction that will or may become payable to each named executive officer of Mimecast in connection with the Transaction. Dino DiMarino, Mimecast’s former Chief Revenue Officer, was a named executive officer during the fiscal year ended March 31, 2021, but his employment with Mimecast terminated on October 4, 2021, and he is not entitled to any payments or benefits in connection with the Transaction. Accordingly, he is not included in the table below. For additional details regarding the terms of the payments and benefits described below, see the section of this proxy statement captioned “Interests of Certain Persons in the Transaction.”

The amounts shown in the table are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur prior to completion of the Transaction. For purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:

•	The relevant price per Company share is $80.00 (subject to required withholding taxes), which is equal to the Per Share Consideration;

•	The Effective Time will occur on May 6, 2022, which is the assumed date of Closing solely for purposes of the disclosure in this section;

•

The employment of each named executive officer will be terminated immediately following the Effective Time in a manner entitling the named executive officer to receive the severance benefits described under “Interests of Certain Persons in the Transaction—CEO Employment Agreement and Interests of Certain Persons in the Transaction—Executive Change in Control Severance Plan” (for a description of Mr. Walsh’s arrangements, see footnote 5 below); and

•

The potential payments and benefits described in this section are not at a level that would trigger a “cutback” to avoid the “golden parachute” excise tax that may be imposed under Section 4999 of the Code.

Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Other ($)(4)	Total ($)
Peter Bauer	31,200	15,739,251	18,111	—	15,788,562
Rafael E. Brown	461,280	10,578,963	13,583	350,000	11,403,826
Shahriar Rafimayeri	420,000	4,140,531	13,583	—	4,574,114
John J. Walsh, Jr.(5)	—	—	—	—	—

(1)

Cash. Represents cash severance payable to each named executive officer upon a termination of employment by Mimecast without cause or by the named executive officer for good reason, in each case, pursuant to the CEO Employment Agreement or the Severance Plan, as applicable. The cash severance amounts payable under the CEO Employment Agreement and the Severance Plan constitute “double-trigger” payments, which means that the amounts will become payable only as a result of the named executive officer’s qualifying termination of employment within twelve (12) months following the Effective Time. For further details regarding the severance amounts that may become payable to the named executive officers, see the section of this proxy statement titled “Interests of Certain Persons in the Transaction—CEO Employment Agreement” and “Interests of Certain Persons in the Transaction—Executive Change in Control Severance Plan”.

(2)

Equity. This amount includes the “single-trigger” accelerated vesting of the Unvested Company Options and Unvested Company RSUs held by each named executive officer and incremental “double-trigger” accelerated vesting of Unvested Company Options and Unvested Company RSUs held by each named executive officer. Fifty percent (50%) of the amounts payable in respect of such Company Options and such Company RSUs are “single-trigger” payments attributable to acceleration of vesting effective as of immediately prior to the Effective Time, solely as a result of the Transaction. The remaining fifty percent (50%) of the amounts payable in respect of such Company Options and Company RSUs are “double-trigger” payments, attributable to acceleration of cash awards granted in substitution of Unvested Company Options and Unvested Company RSUs upon a qualifying termination of employment within twelve (12) months after the Effective Time. For further details regarding the treatment of Company Options and Company RSUs held by the named executive officers, see the section of this proxy statement captioned “Interests of Certain Persons in the Transaction—Treatment of Company Equity Awards.” The estimated amount of each such payment is shown in the following table:

	Unvested Company Options		Unvested Company RSUs
Named Executive Officer	Shares (#)	Value ($)	Shares (#)	Value ($)
Peter Bauer	370,922	15,379,251	4,500	360,000
Rafael E. Brown	149,097	5,850,723	59,103	4,728,240
Shahriar Rafimayeri	55,410	1,926,291	27,678	2,214,240
John J. Walsh, Jr.(5)	—	—	—	—

(3)

Perquisites/Benefits. Represents the value of continued health and welfare benefits coverage under the CEO Employment Agreement or the Severance Plan, as applicable. The continued health and welfare benefits coverage is a “double-trigger” payment, which means that the amounts will become payable only as a result of the named executive officer’s qualifying termination of employment within twelve (12) months following the Effective Time. For further details regarding the benefits amounts that may be provided to Mimecast’s named executive officers, see the section of this proxy statement captioned “Interests of Certain Persons in the Transaction—CEO Employment Agreement” and “Interests of Certain Persons in the Transaction—Executive Change in Control Severance Plan”.
(4)

The amount reported reflects the expected transaction bonus payable to Mr. Brown pursuant to the Transaction Bonus Program that will vest and become payable as of the Effective Time, subject to Mr. Brown’s continued service through such time.

(5)

Mr. Walsh ceased to be an executive officer of Mimecast on May 31, 2021. Under the terms of a Transition Agreement dated May 7, 2021, between Mr. Walsh and Mimecast (the “Transition Agreement”), he will remain an employee of Mimecast through April 30, 2022, except in limited circumstances. In addition, the Transition Agreement provides that the severance payments and continuing health and dental insurance benefits set forth in his offer letter are no longer available to Mr. Walsh, and the change in control provisions of the offer letter remain in effect only while he remains employed by the Company. Accordingly, under the assumptions set forth above, Mr. Walsh will not entitled to any payments or benefits in connection with the Transaction.

Insurance and Indemnification

For ten (10) years after the Effective Time, Buyer shall cause to be maintained officers’ and directors’ liability insurance in respect of acts, errors or omissions occurring prior to the Effective Time covering each such person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect immediately prior to the Effective Time; provided, however, that in satisfying its obligation under this paragraph, Buyer shall not be obligated to pay annual premiums in excess of 350% of the amount paid in the policy year immediately preceding the Effective Time (the “Current Premium”) and if such premiums for such insurance would at any time exceed 350% of the Current Premium, then Buyer shall cause to be maintained policies of insurance that, in Buyer’s good faith judgment, provide the maximum coverage available at an annual premium equal to 350% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company prior to or after the Effective Time, which policies provide such persons currently covered by such policies with coverage for an aggregate period of up to ten (10) years with respect to claims arising from acts, errors or omissions that occurred on or before the Effective Time, including in respect of the transactions contemplated by the Transaction Agreement; provided that such premiums for such insurance do not exceed 350% of the Current Premium with respect to each such coverage. The Company may also purchase prepaid “tail” or “runoff” policies for any other “claims-made” liability insurance coverage, including employment practices liability, professional liability and cyber and data security liability coverages; provided that such premiums for such insurance do not exceed 350% of the amount paid in the policy year immediately preceding the Effective Time with respect to each such coverage (“Other Tail Premium”), and if such premiums for such insurance exceed 350% of the Other Tail Premium with respect to each such coverage, then the Company may procure prepaid “tail” or “runoff” policies that, in the Company’s good faith judgment (following consultation with and the prior written approval of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed, and provided that Buyer shall be deemed to have consented if it provides no written response within five (5) business days after a written request by the Company for such consent in compliance with the terms of Section 8.01 of the Transaction Agreement)), provide the maximum coverage available with such limit. If any such prepaid policies described in this paragraph have been obtained by the Company prior to the Effective Time, then Buyer shall cause to be maintained any and all such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

From and after the Effective Time, each of Buyer and the Company shall cause the Company to:

•

indemnify (including advancement of expenses) and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or of a subsidiary of the Company (each an “Indemnified Party”) for any and all costs and expenses (including reasonable fees and expenses of legal counsel, which shall be advanced as they are incurred; provided that the Indemnified Party shall have made a sufficient undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or incurred by such Indemnified Party in connection with or arising out of any action, suit or other Proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an “Indemnified Party Proceeding”) (A) by reason of such Indemnified Party’s being or having been such director or officer of the Company or (B) arising out of such Indemnified Party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan), in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened and at, or at any time prior to, the Effective Time (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by the Transaction Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under Applicable Law; and

•

fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification provision set forth in any Contract in effect as of December 7, 2021, between the Company or any of its subsidiaries and any Indemnified Party (so long as such Contract is on substantially the same terms and conditions as either the form of director indemnification agreement or the form of officer indemnification agreement, as applicable, as filed by the Company as an exhibit to the Form 8-K filed with the SEC on October 8, 2020); and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the articles of association, certificate of incorporation, bylaws or similar organizational documents of the Company or any of its subsidiaries as in effect on December 7, 2021. Buyer’s obligations under the foregoing clauses (i) and (ii) shall continue in full force and effect for a period of ten (10) years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period shall continue until the final disposition of such claim. If Buyer fails to comply with its obligations in this paragraph and an Indemnified Party commences a suit which results in a determination that Buyer failed to comply with such obligation, Buyer shall pay such Indemnified Party his or her costs and expenses (including reasonable attorney’s fees and expenses) in connection with such suit, together with interest thereon at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).

During the period commencing at the Effective Time and ending on the tenth (10th) anniversary of the Effective Time, Buyer shall cause the organizational documents of the Company and any of its successors or assigns to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable to those subject to those provisions as the indemnification, exculpation and advancement of expenses provisions set forth in the organizational documents of the Company as of December 7, 2021.

Regulatory Approvals Required

United States Antitrust

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), the Transaction cannot be consummated until notifications have been submitted to the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”), and specified waiting period requirements have been observed. On

December 21, 2021, each of Permira and Mimecast filed a Notification and Report Form (the “HSR Notification Form”) pursuant to the HSR Act with the FTC and the Antitrust Division. Filing an HSR Notification Form initiated a 30-day waiting period, which is scheduled to expire on January 20, 2022, unless otherwise terminated or extended, during which the parties were not permitted to close the acquisition.

Other Regulatory Clearances

The Transaction Agreement provides for the parties to file a joint notice with the Committee on Foreign Investment in the United States (“CFIUS”) under the Defense Production Act of 1950, as amended (the “DPA”). The DPA provides for national security reviews and, where appropriate, investigations by CFIUS of transactions in which a foreign person or entity acquires control of a U.S. business (a “covered transaction”). The parties intend to make a draft filing of such notice shortly. After receipt of confirmation that CFIUS has no further comments or inquiries related to the draft filing, the parties shall submit a final filing of such notice as soon as practicable. Once the final filing is accepted, CFIUS review of a covered transaction is subject to an initial forty-five (45) day review period that may be extended by CFIUS for an additional forty-five (45) day investigation period. Both the initial review period and the investigation period may be suspended if Buyer and the Company fail to respond promptly to additional questions or requests from CFIUS. As a result of its review or investigation, CFIUS may determine that the acquisition is not a covered transaction; may find that the covered transaction presents no unresolved national security concerns; may propose mitigation terms to resolve any national security concerns presented by the covered transaction; may send a report to the President of the United States recommending that the acquisition be suspended or prohibited; or may send a report notifying the President of the United States that CFIUS cannot agree on a recommendation related to the covered transaction. In some circumstances, CFIUS may allow the parties to withdraw and refile the notice if additional time is needed to reach a conclusion, which would restart the statutory review and/or investigation period. Should CFIUS send a report to the President of the United States, the President of the United States then has fifteen (15) days to decide whether to block the acquisition or to take other action. Under the terms of the Transaction Agreement, consummation of the Transaction is subject to the condition that, either: (i) CFIUS has determined that none of the transactions contemplated by the Transaction Agreement is a “covered transaction” under the DPA; (ii) CFIUS has concluded its review and determined that there are no unresolved national security concerns with respect to the transactions contemplated by the Transaction Agreement; or (iii) following the investigation period, CFIUS reports the transactions contemplated by the Transaction Agreement to the President of the United States and the President of the United States has either made a decision not to suspend or prohibit the transactions contemplated by the Transaction Agreement or has taken no action within fifteen (15) days after the earlier of the date that CFIUS completed its investigation or the date the President of the United States received such report from CFIUS (the satisfaction of one (1) of the foregoing options, “CFIUS Approval”). The Transaction Agreement is also subject to regulatory approvals in South Africa pursuant to the South African Competition Act No. 89 of 1998 (as amended) and in the United Kingdom pursuant to the National Security and Investment Act 2021.

Jersey Court Process

The Transaction is being implemented by way of scheme of arrangement, which requires, among other things, an application by Mimecast to the Court to sanction the scheme of arrangement. A scheme of arrangement is a statutory procedure under the Companies Law, pursuant to which the Court may approve an arrangement between Mimecast and its shareholders. In a scheme of arrangement, Mimecast will make an initial application to the Court to convene the Scheme Meeting at which a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting) approve the scheme of arrangement by which they will sell their Company shares in exchange for the Per Share Consideration being offered by Buyer. If the Company Shareholders so agree by approving the scheme, subject to the satisfaction or waiver of the conditions set forth in the Transaction Agreement, Mimecast will return to the Court to request the Court to sanction the arrangement. Company Shareholders are entitled to attend to support or oppose the sanction of the scheme of arrangement by the Court as described elsewhere in this proxy statement. Upon the scheme of arrangement becoming effective in accordance with its terms and the Companies Law, it will bind the Company and its shareholders.

Financing

The Equity Financing Sources have committed to capitalize Buyer, on the date of the closing of the Transaction, with an aggregate equity contribution of up to $3,709.9 million, subject to the terms and conditions set forth in the Equity Commitment Letters.

In connection with the execution of the Transaction Agreement, Borrower entered into the Debt Commitment Letter pursuant to which each of Blackstone, Ares, ASP and NB committed, upon certain terms and subject to certain conditions, to lend to Borrower $2,150.0 million in the aggregate consisting of first lien term loans of $2,000.0 million and a first lien revolving credit facility of $150.0 million in connection with the financing of the amounts payable pursuant to the Transaction Agreement and the transactions contemplated thereby.

Mimecast has agreed to, and to use our reasonable best efforts to cause each of our subsidiaries and representatives to, provide all cooperation reasonably requested in writing by Buyer customary for the arrangement of the debt financing in connection with the transactions contemplated by the Transaction Agreement.

Accounting Treatment of the Transaction

The transaction will be accounted for as a “purchase transaction” for financial accounting purposes.

Effect on Mimecast if the Transaction is Not Completed

If the Scheme Proposal and the Scheme and Articles Amendment Proposal are not approved by the Company’s shareholders, or if the Transaction is not completed for any other reason:

•	the Company’s shareholders will not be entitled to, nor will they receive, any payment from Buyer pursuant to the Transaction Agreement;

•	the Company will remain an independent public company;

•	Company shares will continue to be listed and traded on Nasdaq under the symbol “MIME” and registered under the Securities Act;

•	Company will continue to file periodic reports with the SEC;

•

we anticipate that shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which Company operates and economic conditions;

•

the price of our Company shares may decline significantly, and if that were to occur, it is uncertain when, if ever, our share price would return to the price at which it trades as of the date of this proxy statement; and

•

under certain specified circumstances, Company will be required to pay Buyer the Company Termination Payment (either $86,730,000 or $216,825,000) or could be entitled to receive from Buyer the Buyer Termination Payment (equal to $289,100,000). For more information, see “The Transaction Agreement—Termination Payment” beginning on page [●].

Payment of Consideration

Settlement of the Per Share Consideration to which Company Shareholders are entitled will be delivered to such Company Shareholders within two (2) business days following delivery to the Exchange Agent, if required, of a duly completed and validly executed letter of transmittal, or receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares, and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent. For further information regarding the settlement of the Per Share Consideration, see “Part 2—Explanatory Statement—Transfer, Settlement, Listing and Dealings” beginning on page [●].

NO DISSENTERS’ RIGHTS

Under Jersey law, holders of Company shares do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement.

MATERIAL TAX CONSEQUENCES OF THE PROPOSED TRANSACTION

The following is a general discussion of material U.S. federal income tax consequences and Jersey tax consequences of the Scheme. It is for general information only and is not a complete analysis or summary of all potential tax consequences that may be applicable to a particular holder. All holders of Company shares should consult their own tax advisors as to the specific tax consequences of the Transaction to them, including tax reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws or tax treaties.

Material U.S. Federal Income Tax Considerations

The following is a general discussion of material U.S. federal income tax considerations applicable to the Scheme to U.S. holders (as defined below) that receive cash in exchange for their Company shares pursuant to the Scheme. This discussion is limited to U.S. holders who hold their Company shares as “capital assets” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion is based on current provisions of the Code, the Treasury Regulations promulgated thereunder, judicial interpretations thereof and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as in effect as of the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or interpretation could affect the accuracy of the statements and conclusions set forth herein.

This discussion is for general information only and does not purport to address all aspects of U.S. federal income taxation that may be relevant to particular holders of Company shares in light of their particular facts and circumstances, including the alternative minimum tax, and does not apply to holders of Company shares that are subject to special rules under the U.S. federal income tax laws (including, for example, banks or other financial institutions, insurance companies, regulated investment companies, real estate investment trusts, mutual funds, dealers in securities or currencies, traders in securities that elect to apply a mark-to-market method of accounting, tax-exempt entities, entities or arrangements treated as partnerships for U.S. federal income tax purposes or other flow-through entities (and investors therein), subchapter S corporations, retirement plans, individual retirement accounts or other tax-deferred accounts, U.S. holders having a “functional currency” other than the U.S. dollar, holders who hold Company shares as part of a straddle, constructive sale, conversion transaction or other integrated or risk reduction transaction, holders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, holders that actually or constructively hold five percent (5%) or more of the outstanding Company shares and holders who acquired their Company shares through the exercise of an employee stock option or otherwise as compensation or through a retirement plan). This discussion does not address any considerations under U.S. federal tax laws other than those pertaining to the income tax, nor does it address any considerations under any state, local or non-U.S. tax laws (other than Jersey tax laws) or under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or with respect to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and any intergovernmental agreements entered in connection therewith and any laws, regulations or practices adopted in connection with any such agreement). Furthermore, this discussion does not address any tax consequences to holders who are not U.S. holders.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company shares that, for U.S. federal income tax purposes, is:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (a) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Company shares, the tax treatment of a person treated as a partner in such partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partnership level. Such partnerships and any person that for U.S. federal income tax purposes is treated as a partner in a partnership holding Company shares should consult their tax advisor regarding the tax consequences of the Scheme to them.

All holders of Company shares should consult their own tax advisors to determine the particular tax consequences to them of the Scheme, including the applicability and effect of any U.S. federal, state, local, non-U.S. and other tax laws.

Except as specifically discussed below, the following discussion assumes Mimecast is not a PFIC (as defined below). The receipt of cash in exchange for Company shares pursuant to the Scheme is expected to be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received by such U.S. holder in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Company shares surrendered in exchange therefor. A U.S. holder’s adjusted tax basis in its Company shares generally will equal the amount that such U.S. holder paid for such shares. Such gain or loss generally will be capital gain or loss, and generally will be long-term capital gain or loss if the U.S. holder’s holding period for such shares as of the effective time of the Scheme exceeds one year. Long-term capital gains for certain noncorporate U.S. holders, including individuals, are generally eligible for a preferential rate of federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Company shares at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Company shares.

A non-U.S. corporation, such as Mimecast, will be classified as a “passive foreign investment company” (a “PFIC”) for any taxable year, if after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is “passive income” as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, royalties, or gains on the disposition of certain minority interests) or (b) at least fifty percent (50%) of the average value of its assets consists of assets that produce, or are held for the production of, “passive income.” Although it is not free from doubt, Mimecast does not believe it has been classified as a PFIC for U.S. federal income tax purposes.

If Mimecast were classified as a PFIC for any taxable year during which a U.S. holder held Company shares, such classification could result in adverse tax consequences to such U.S. holder, and different U.S. federal income tax consequences from those described above may apply to the receipt of the Per Share Consideration by such U.S. holder in exchange for Company shares. These consequences may include having gains realized on the receipt of the Per Share Consideration treated as ordinary income rather than capital gain and being subject to punitive interest charges on such gains. U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to their disposition of Company shares in connection with the Scheme.

Information Reporting and Backup Withholding

Payments to a U.S. holder pursuant to the Scheme may be subject to information reporting and backup withholding (currently at a rate of twenty-four percent (24%)), unless such U.S. holder provides proof of an applicable exemption or furnishes its taxpayer identification number and otherwise complies with all applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

Jersey Taxation

The comments set out below are intended as a general guide only to certain Jersey stamp duty and transfer tax considerations applicable to the Scheme and do not constitute tax advice. Specifically, the comments do not deal with any other Jersey tax considerations which may be relevant for Company Shareholders who are resident in Jersey.

Under current Jersey tax legislation, no stamp duty or other transfer tax is chargeable on the transfer of shares in a Jersey company unless such transfer conveys the right to occupy Jersey property. Therefore, no Jersey stamp duty or transfer tax is expected to be payable by Company Shareholders on the transfer of their Scheme Shares.

DELISTING AND DEREGISTRATION OF COMPANY SHARES

Pursuant to the Transaction Agreement, the Company and Buyer will cooperate with each other in taking, or causing to be taken, all action necessary to delist the Company shares from Nasdaq and deregister the Company shares under the Exchange Act, in each case which will not be effective until after the Effective Time. Accordingly, Company shares will be delisted from Nasdaq and deregistered under the Exchange Act promptly following the completion of the Transaction. If the Transaction is completed, the Company’s obligations to file or furnish reports under the Exchange Act will be terminated.

INFORMATION ABOUT THE PARTIES

Magnesium Bidco Limited

Magnesium Bidco was incorporated on November 30, 2021, solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement and arranging of the financing in connection with the Transaction.

Buyer is affiliated with Permira Advisers LLC (“Permira”). Permira is a leading private equity firm focused on tech and tech-enabled investing, with a particular focus on digital consumer and enterprise cloud end markets. At the Effective Time, Buyer will be indirectly owned by Permira and certain of its co-investors and affiliates.

In connection with the transactions contemplated by the Transaction Agreement, (1) Permira VIII—1 SCSp and Permira VIII—2 SCSp , each a fund advised by Permira, and certain co-investors (collectively, the “Equity Financing Sources”) have committed to capitalize Buyer at the Closing (as defined below) with an aggregate equity contribution equal to $3,709.0 million and (2) Blackstone Alternative Credit Advisors LP and Blackstone Holdings Finance Co. L.L.C. (referred to in this proxy statement as “Blackstone”), Ares Capital Management LLC (referred to in this proxy statement as “Ares”), Adams Street Credit Advisors LP (referred to in this proxy statement as “ASP”), and NB PD IV Holdings (LO-A) LP, NB PD IV Holdings (UO-A) LP and NB Private Debt Fund IV Lux (B) SCSP (referred to in this proxy statement as “NB”) have committed, upon certain terms and subject to certain conditions, to lend to Borrower $2,150.0 million in the aggregate consisting of first lien term loans of $2,000.0 million and a first lien revolving credit facility of $150.0 million. Such amounts will be used to fund the aggregate consideration required to be paid at the Closing and to also fund certain other payments at the closing, subject to the terms and conditions of the Transaction Agreement.

In addition, funds advised by Permira and certain of its co-investors (the “Fee Funding Sources”) have agreed to guarantee certain obligations of Buyer under the Transaction Agreement, subject to an aggregate cap equal to $304.1 million, including the (i) Buyer Termination Payment solely to the extent payable pursuant to Section 8.04(c) of the Transaction Agreement, (ii) any Order or award of damages in favor of the Company obtained by the Company in accordance with Section 7.02 of the Transaction Agreement, (iii) any Recovery Costs solely to the extent payable pursuant to Section 8.04(c) of the Transaction Agreement, and (iv) any Buyer Expenses solely to the extent payable pursuant to Sections 5.17(e) and 8.04(c) of the Transaction Agreement. For more information, please see the section of this proxy statement captioned “Termination Payments.”

The Buyer’s main address is Magnesium Bidco Limited c/o Permira Advisers LLC, 320 Park Avenue, 28th Floor, New York, NY 10022, and its telephone number is (212) 386-7480.

Mimecast

Mimecast Limited is a global provider of next generation cloud security and risk management services for email and corporate information. Mimecast’s integrated suite of proprietary cloud services protects customers of all sizes from the significant business and data security risks they are exposed to through their email and other corporate systems. Mimecast operates its business as a software-as-a-service, or SaaS, model with renewable annual subscriptions for customers. Mimecast’s primary offerings include: email security; email continuity and sync & recover; email archiving; awareness training; web security; DMARC analyzer; CyberGraph; brand exploit protection; and threat intelligence and its API ecosystem.

Mimecast Limited was founded in 2003 with a mission to make email safer and better, and to transform the way organizations protect, store and access their email and corporate information. As of September 30, 2021, Mimecast provided services to approximately 39,600 customers and protected millions of their employees across the world. Mimecast Limited is a public limited company incorporated under the Laws of the Bailiwick of Jersey and its shares are currently traded on Nasdaq under the symbol “MIME.” The Company’s principal executive offices are located at 1 Finsbury Avenue, London, EC2M 2PF, United Kingdom, its telephone number is +1 (781) 996-5340 and its website is https://www.mimecast.com. Information on the Company’s website is not incorporated by reference into or otherwise part of this proxy statement.

THE TRANSACTION AGREEMENT

The following is a summary only of the material terms of the Transaction Agreement and is qualified in its entirety by the full text of the Transaction Agreement, including the Scheme of Arrangement. A copy of the Transaction Agreement is attached as Annex A to this proxy statement, and a copy of the Scheme of Arrangement is attached as Exhibit A to the Transaction Agreement. We urge you to read the full text of the Transaction Agreement and Scheme of Arrangement because they are the legal documents that govern the Transaction and this summary may not contain all the information about the Transaction Agreement that is important to you. The Transaction Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the Company or Buyer or their respective businesses. The rights and obligations of the parties are governed by the express terms of the Transaction Agreement and not by this summary or any other information contained in this proxy statement.

The Transaction Agreement has been included to provide Company Shareholders with information regarding its terms and is not intended to provide any other factual information about the Company, Buyer or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Company Shareholders are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates or businesses. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Transaction Agreement, and unless required by applicable law, the Company does not undertake any obligation to update such information. In addition, you should not rely on the covenants in the Transaction Agreement as actual limitations on the respective businesses of the Company or Buyer, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Transaction Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. Accordingly, the representations, warranties, covenants and other agreements in the Transaction Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding the Company and our business.

Capitalized terms used and not defined in this section have the meanings ascribed to them in the Transaction Agreement attached as Annex A to this proxy statement.

Structure of the Transaction

At the Effective Time, all Company shares then outstanding will be transferred from the Company Shareholders to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement) in accordance with the provisions of the Scheme of Arrangement and the Transaction Agreement, and the Company Shareholders will cease to have any rights with respect to the Company shares, except their rights under the Scheme of Arrangement, including the right to receive the Per Share Consideration. At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company shares under the Scheme of Arrangement to Buyer (or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement), following which the Company shall be a wholly owned subsidiary of Buyer or such affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement.

Until the Company’s Register of Members is updated to reflect the transfer of the Company shares pursuant to the Scheme of Arrangement, in accordance with the provisions of the Scheme of Arrangement, each Company Shareholder irrevocably appoints the Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Company Shareholder) of any voting rights attached to its Company shares and any or all rights and privileges attaching to its Company shares (including, without limitation, the right to requisition the convening of a general meeting of the Company or any class of its shareholders), to sign on behalf of such Company Shareholders such documents, and do such things, as may in the opinion of Buyer (and/or its nominee(s)) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Company shares, to sign any consent to short notice of a general or separate class meeting and to execute a form of proxy or other representative or similar document in respect of its Company shares appointing any person nominated by Buyer to attend general and separate class meetings of the Company and authorizes the Company to send to Buyer any notice, circular, warrant or other document or communication which may be required to be sent to it as a member of the Company, such that from the Effective Time, no Company Shareholder shall be entitled to exercise any voting rights attached to the Company shares or any other rights or privileges attaching to the Company shares.

Per Share Consideration to Company Shareholders

At the Effective Time and in consideration of the transfer of Company shares to Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $80.00 per Company share that is outstanding immediately prior to the Effective Time, subject to required withholding taxes.

If, after December 7, 2021, and prior to the Effective Time, any dividend and/or other distribution and/or other return of capital is announced, declared, made or paid in respect of the Company shares, Buyer reserves its right to reduce the Per Share Consideration for the Company shares by an amount equal to the amount of such dividend and/or distribution and/or return of capital so announced, declared, made or paid, in which case any reference in this Scheme to the offer consideration for the Company shares will be deemed to be a reference to such offer consideration as so reduced. If Buyer exercises such right to reduce the Per Share Consideration in accordance with this clause, the relevant eligible Company Shareholders will be entitled to receive and retain such dividend and/or distribution and/or return of capital. To the extent that any such dividend and/or distribution and/or return of capital is announced, declared, made or paid and it is: (i) transferred pursuant to the Scheme on a basis which entitles Buyer to receive the dividend and/or distribution and/or return of capital and to retain it; or (ii) canceled, the consideration will not be subject to change in accordance with this paragraph. Any exercise by Buyer of its rights referred to in this paragraph, for the avoidance of doubt, will not be regarded as constituting any revision or variation of the Scheme.

Exchange Procedures

Prior to the Closing, Buyer will (A) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as exchange agent for the payment of the Per Share Consideration (“Exchange Agent”) and (B) enter into an exchange agent agreement, in form and substance reasonably acceptable to the Company, with such Exchange Agent. On the Closing Date, Buyer will deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Company Shareholders, cash in an amount equal to the aggregate Per Share Consideration. All cash deposited with the Exchange Agent pursuant to the preceding sentence is referred to as the “Exchange Fund.”

As promptly as reasonably practicable after the Effective Time, and in any event within three (3) business days after the Effective Time, Buyer will direct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Company shares (the “Certificates”) or non-certificated Company shares represented by book-entry (the “Book-Entry Shares”)

that is entitled to receive the Per Share Consideration a letter of transmittal, which will be in such form and have such other provisions as Buyer and the Exchange Agent may reasonably specify. The Exchange Agent agreement will require that each holder of Company shares that have been converted into the right to receive the Per Share Consideration is entitled to receive the Per Share Consideration in respect of the Company shares represented by a Certificate, within two (2) business days upon delivery to the Exchange Agent of a duly completed and validly executed letter of transmittal, or receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares, and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent. The Exchange Agent will accept such letters of transmittal, “agent’s message” with respect to Book-Entry Shares or other documents upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect orderly payments of the Per Share Consideration in accordance with normal exchange practices. If payment of the Per Share Consideration is to be made to a person other than the person in whose name the Certificate is registered, it will be a condition precedent to payment that the person requesting such payment shall have paid (and provided all requested documentation thereof) any transfer and other similar taxes required by reason of the payment of the Per Share Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Buyer and the Exchange Agent that such tax either has been paid or is not required to be paid. Payment of the Per Share Consideration with respect to Book-Entry Shares will only be made to the person in whose name such Book-Entry Shares are registered. Each Certificate and Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Per Share Consideration as contemplated by the Transaction Agreement, without interest thereon. Any portion of the Exchange Fund which has not been transferred to the holders of Company shares within twelve (12) months of the Effective Time will be delivered to Buyer or its designee(s) promptly upon request by Buyer, it being understood that no such delivery will affect any legal right that a Company Shareholder may have to receive the Per Share Consideration. None of Buyer, the Company or the Exchange Agent or any of their respective affiliates or representatives or agents will be liable to any person in respect of any Per Share Consideration (or dividends or distributions with respect thereto) from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

Scheme Effective Time and Closing of the Transaction

The Scheme will become effective as soon as the Act of the Court sanctioning the Scheme under Article 125 of the Companies Law (the “Court Order”) will have been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”).

Tax Withholding

Buyer, the Company, or any of their respective affiliates and any other person will be entitled to deduct and withhold from the Per Share Consideration or any other amount otherwise payable pursuant to the Transaction Agreement or the Scheme of Arrangement such amounts, if any, as it is required to deduct and withhold under applicable law. Such withheld amounts, to the extent remitted to the applicable governmental authority, will be treated for purposes of the Transaction Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Representations and Warranties

The Transaction Agreement contains a number of representations and warranties made by each of Mimecast and Buyer. The assertions embodied in those representations and warranties are solely for the purposes of the Transaction Agreement. Many of the Parties’ representations and warranties are qualified by knowledge (which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain officers of the Company did not have actual knowledge), materiality and/or a “Company Material Adverse Effect” or “Buyer Material Adverse Effect” standard, as applicable. The representations and warranties contained in the Transaction Agreement will not survive the consummation of the acquisition.

The Transaction Agreement contains a number of representations and warranties of Mimecast relating to, among other things: corporate existence and power; corporate authorization; governmental authorization; non-contravention; capitalization; subsidiaries; SEC filings and the Sarbanes-Oxley Act; financial statements; internal controls; absence of certain changes; no undisclosed material liabilities; litigation; compliance with applicable law; certain business practices; material contracts; taxes; employee benefits; labor and employment matters; insurance; environmental matters; intellectual property; properties; data privacy; takeover statutes; brokers’ fees; information supplied; and opinion of financial advisors.

In addition, the Transaction Agreement contains a number of representations and warranties of Buyer, including with respect to, among other things; corporate existence and power; corporate authorization; governmental authorization; non-contravention; no vote of buyer shareholders; required approval; litigation; available funds; solvency; fee funding agreements; absence of certain agreements; share ownership; information supplied; takeover statutes; and brokers’ fees.

Definition of Company Material Adverse Effect

For purposes of the Transaction Agreement, “Company Material Adverse Effect” means any event, change, fact, condition, circumstance or occurrence that, when considered either individually or in the aggregate together with all other events, changes, facts, conditions, circumstances or occurrences, has had, or would reasonably be expected to have, a material adverse effect (i) on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) individually or in the aggregate, materially impairs, materially delays or prevents, or would reasonably be expected to materially impair, materially delay or prevent, the Company from consummating the Transaction by the End Date (as the same may be extended hereunder); provided, however, that with respect to clause (i) none of the following (alone or in combination) shall constitute or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur:

•

changes in general business, economic, regulatory or political conditions, or the capital, credit, banking, debt, financial or currency markets, in the United States or elsewhere in the world, or changes therein, including changes in interest or exchange rates or any suspension of trading in securities on any securities exchange or other market;

•

changes in general conditions in any industry in which the Company and its subsidiaries operate or in any specific jurisdiction or geographical area in the United States or elsewhere in the world in which the Company and its subsidiaries operate;

•	any changes in GAAP or other accounting standards (or any authoritative interpretation thereof);

•

any changes in Applicable Law (or any authoritative interpretation thereof), including the adoption, implementation, repeal, modification, or authoritative reinterpretation of any Applicable Law (or any authoritative interpretation thereof) by any Governmental Authority, or any panel or advisory body empowered or appointed thereby;

•

any outbreak, continuation or escalation of acts of terrorism (other than cyberterrorism which is addressed below), hostilities, sabotage or war, hurricanes, volcanoes, tornados, floods, earthquakes, tsunamis, mudslides, weather-related events, epidemics, pandemics (including COVID-19 or any COVID-19 Measures), plagues, other outbreaks of illness or public health events, fires or natural or man-made disaster or act of God, including any worsening of such conditions existing as of December 7, 2021 (but excluding for purposes of this clause the performance of any of the Company’s or any of its subsidiaries’ products in connection with any of the foregoing);

•

any computer hacking, data breaches, ransom-ware, cybercrime or cyberterrorism (including by a nation-state or nation state-sponsored threat actor) effecting or impacting, or outage of or termination by a web hosting platform or data center provider providing services to, the Company or any of its subsidiaries or their respective businesses (but excluding in all circumstances the performance of the Company’s or any of its subsidiaries’ products in connection with any of the foregoing);

•

the negotiation, execution, announcement or performance of the Transaction Agreement or the pendency or consummation of the transactions contemplated by the Transaction Agreement (including the impact on the relationship of the Company and its subsidiaries with their respective employees, investors, contractors, lenders, customers, Channel Partners, technology and other partners, suppliers, vendors, Governmental Authorities or other Third Parties resulting therefrom);

•

the identity of Buyer or any of its affiliates as the acquiror of the Company, including any public communication by Buyer or any of its affiliates regarding plans, proposals or projections with respect to the Company, its subsidiaries or their employees;

•

the taking of any actions specifically required to be taken (other than the requirement that the Company and its subsidiaries use reasonable best efforts to operate in the ordinary course), or the failure to take any action specifically restricted or prohibited by the Transaction Agreement, or the taking of any action, or failure to take any action, by Buyer or any of its affiliates;

•	any Transaction Litigation;

•	the availability or cost of equity, debt or other financing to Buyer or its affiliates; or

•

any failure by the Company to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets or forecasts of operating statistics, revenue, earnings, cash flow, cash position or any other financial or performance measures (whether made by the Company or any Third Parties), any change in the Company’s credit ratings, or any change in the price or trading volume of Company shares (it being understood that the underlying causes of such failures or changes in this clause may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such underlying cause would otherwise be excepted by this definition);

With respect to the first six bullets above, such effect may be taken into account in determining whether or not there has been a Company Material Adverse Effect to the extent such effect has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect.

Covenants and Agreements

Except for matters (i) required by the terms of the Transaction Agreement, (ii) set forth in the confidential disclosure schedule delivered to Buyer by the Company (the “Company Disclosure Schedule”), (iii) required by Applicable Law or the rules or regulations of Nasdaq, or (iv) undertaken with the prior written consent of Buyer, from December 7, 2021 until the Effective Time, the Company (1) shall, and shall cause each of its subsidiaries to, use its reasonable best efforts to (x) conduct its business in the ordinary course, consistent with past practice, and (y) preserve substantially intact its business organization and material business relationships; provided that, in each case, the Company and its subsidiaries may continue any necessary or advisable changes in their respective business practices adopted prior to December 7, 2021 in response to COVID-19 and any COVID-19 Measures, and the Company and its subsidiaries may take such further actions as are required or recommended in response to COVID-19 by any COVID-19 Measures, including to (A) protect the health and safety of the Company’s and its subsidiaries’ employees, suppliers, partners and other individuals having business dealings with the Company and its subsidiaries or (B) reasonably respond in good faith to third-party supply or service disruptions caused by COVID-19 or any COVID-19 Measures.

Without limiting the generality of the foregoing, except for matters (i) required by the terms of the Transaction Agreement, (ii) set forth in the Company Disclosure Schedule, (iii) required by Applicable Law or the rules or regulations of Nasdaq, or (iv) undertaken with the prior written consent of Buyer, from December 7, 2021 until the Effective Time, the Company shall not, and shall cause each of its subsidiaries not to:

•	amend the Company Articles, or amend in a manner materially adverse to the Company any organizational documents of the Company’s subsidiaries;

•

establish a record date for, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, share capital, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any Company Securities, other than dividends and distributions by a direct or indirect wholly-owned subsidiary of the Company to its parent;

•

(a) split, combine, subdivide or reclassify any Company Securities, (b) except as otherwise provided in Section 5.01(b)(iv) of the Transaction Agreement, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, any Company Securities, or (c) purchase, redeem or otherwise acquire or offer to repurchase, redeem or otherwise acquire any Company Securities, except for acquisitions of Company shares by the Company in satisfaction by holders of Company Equity Awards of the applicable exercise price and/or withholding taxes or in accordance with the terms of the Company ESPP;

•

issue or authorize the issuance of, deliver, sell, grant, pledge, transfer, subject to any Lien (other than Permitted Liens) or otherwise encumber or dispose of any Company Securities, other than (a) the issuance of Company shares upon the exercise of Company Share Options or pursuant to the terms of Company RSU Awards that are outstanding on December 7, 2021, or issued pursuant to clause (c) hereof, and not in violation of the Transaction Agreement, in each case in accordance with the applicable terms of such Company Equity Award, (b) the grant of Company Equity Awards to employees at a level below Senior Vice President that are made in the ordinary course of business consistent with past practice, in connection with new hires, performance recognition, and promotions (but not, for the avoidance of doubt, in connection with 2022 annual grants under the Company Share Plan) that (i) for any such individual employee do not exceed 20,000 Company shares and in the aggregate do not exceed 135,000 Company shares, (ii) contain a vesting schedule and vesting terms that are consistent in all material respect with similar Company Equity Awards issued by the Company in the ordinary course of business, and (iii) do not contain terms (and are not granted pursuant to terms contained in other agreements with award recipients) that cause such awards to otherwise become vested (without any further action of the Company) upon (or immediately prior to) the consummation the Transaction, (c) grants or awards of Company Securities required to be made pursuant to the terms of existing Company Employee Plans in effect as of December 7, 2021, or (d) the issuance of Company shares in connection with the Company ESPP pursuant to the terms thereof;

•

adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring or recapitalization or other reorganization, each with respect to the Company or any of its subsidiaries;

•

except as required to be made pursuant to the terms of any Company Employee Plan, (a) hire any new employee or terminate the employment of any employee of the Company or any subsidiary, in each case other than with respect to employees at a level below Senior Vice President, (b) grant to any current or former director, employee, or officer any material increase in compensation, benefits, or bonuses other than increases in the ordinary course of business consistent with past practice in an amount that does not exceed three percent (3%) of such employees’ annual base compensation in the aggregate, (c) make any Person a participant in or party to any Company Employee Plan providing for severance pay or benefits, or grant any material increase in severance compensation or grant any retention, change in control, or transaction-based pay or benefits to any current or former director, employee, or service provider of the Company or its subsidiaries, (d) loan or advance any money or other property (or forgive or waive any such loan or advance) to any current or former director, officer, or employee of the Company or its subsidiaries, (e) grant any equity or equity-based awards (except to the extent permitted by Section 5.01(b)(iv)) of the Transaction Agreement, or (f) establish, adopt, enter into, terminate, or materially amend any Company Employee Plan;

•	adopt, enter into, engage in negotiations for, terminate or materially amend any collective bargaining agreement, works council, or other labor arrangement;

•

acquire, directly or indirectly, any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, amalgamation, plan of arrangement, consolidation, or otherwise), other than one or more acquisitions in the ordinary course of business (a) of inventory, supplies, intellectual property assets (on a non-exclusive basis), raw materials, equipment or similar assets or (b) that, individually or in the aggregate, involve a purchase price of not more than $30,000,000;

•

sell, lease, license, pledge, transfer, subject to any Lien (other than Permitted Liens) or otherwise encumber or dispose of any material Company Intellectual Property, material assets or material properties except (i) pursuant to contracts or commitments existing as of December 7, 2021 that have been disclosed in the Company Disclosure Schedule, (ii) non-exclusive licenses of Company Intellectual Property to customers, contractors, Channel Partners, technology and other partners or suppliers of the Company and its subsidiaries in the ordinary course of business consistent with past practice, or (iii) sales of inventory or used equipment in the ordinary course of business consistent with past practice;

•

agree to any covenant limiting, in any material respect, the ability of the Company or any of its subsidiaries to compete or engage in any line of business or to compete with any Person in any geographic area, or pursuant to which any material benefit or right would be required to be given or lost as a result of so competing or engaging, or which would have any such effect on Buyer or any of its affiliates after the Effective Time;

•

change any of the accounting principles, methods or practices used by the Company affecting its assets, liabilities or business, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Company’s reports filed with the SEC;

•

except for borrowings under the Company’s current credit facilities, and except for intercompany loans between the Company and any of its wholly-owned subsidiaries or between any wholly-owned subsidiaries of the Company, in each case in the ordinary course of business consistent with past practice, (i) incur, issue, or otherwise become liable for additional Indebtedness in excess of $5,000,000, (ii) modify in a manner adverse, in any material respect, to the Company or its subsidiaries the terms of any Indebtedness existing as of December 7, 2021, or (iii) assume, guarantee or endorse the obligations of any Person (other than a wholly-owned subsidiary of the Company);

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unless required by law, make (inconsistent with past practice), materially change or revoke any material Tax election, amend any material Tax Return, change any Tax accounting period, adopt or change any material method of Tax accounting, settle or compromise any material proceeding relating to Taxes, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of material Taxes (other than automatically granted extensions and extensions granted in the normal course of Tax audit management), enter into any “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of Applicable Law), apply for any Tax ruling from any Taxing Authority or surrender any right to claim a refund of material Taxes, change its jurisdiction of Tax residence;

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incur any capital expenditures (x) at any time prior to March 31, 2022 in excess of 110% of the amount of those contemplated by the capital expenditure budget as set forth in the Company Disclosure Schedule and (y) at any time after March 31, 2022 in excess of $4,000,000 per month;

•

enter into any Contract between the Company or any of its subsidiaries, on the one hand, and any current director or officer of the Company or any Person (or any of their affiliates) beneficially owning five (5) percent or more of the Company Securities, on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of businesses;

•

amend or modify in any material respect, waive any material rights under, terminate (other than any termination in accordance with the terms of an existing Material Contract and any termination as a result of a counterparty’s material breach), replace or release any Material Contract, or settle or compromise any material claim, liability or obligation under any Material Contract;

•

enter into any settlement or other resolution of any pending or threatened Proceeding that would involve payment (or an obligation to make a payment) by the Company or any of its subsidiaries of more than $5,000,000 individually or $15,000,000 in the aggregate (net of insurance coverage) or the imposition of equitable or injunctive relief that would reasonably be expected to be material to the Company and its subsidiaries, taken as a whole; or

•	authorize, commit or agree to take any of the foregoing actions.

Adverse Recommendation Changes and Agreement Not to Solicit Other Offers

During the period beginning on December 7, 2021 and continuing until 11:59 p.m. Eastern Time on (i) January 6, 2022 (the “Go-Shop Period,” and the first (1st) calendar day immediately after the Go-Shop Period, the “Non-Solicitation Start Date”), or (ii) in respect of any Excluded Person (as defined below), fifteen (15) calendar days after the Non-Solicitation Start Date (the “Cut-Off Date”), the Company and its subsidiaries and its and their Representatives had the right to, directly or indirectly:

•

solicit, initiate, encourage and facilitate, or assist or cooperate with respect to, any inquiry, proposal or offer that could reasonably be expected to constitute or lead to the submission of an Acquisition Proposal (as defined below), including by way of providing access to non-public information to any Person in each such case solely pursuant to an Acceptable Confidentiality Agreement (as defined below); provided that the Company shall promptly (and in any event within twenty-four (24) hours) make available to Buyer any non-public information concerning the Company or its subsidiaries that the Company provides to any Person given such access that was not previously made available to Buyer;

•

enter into, continue, engage in and otherwise participate in any discussion or negotiation with any Person with respect to any Acquisition Proposal (including by entering into a customary confidentiality agreement with such Third Party for the purpose of receiving non-public information relating to such Third Party (as defined below)); and

•

otherwise cooperate with, assist, participate in, and facilitate any such inquiry, proposal, offer, discussion or negotiation of any Acquisition Proposal, including through the limited waiver or release by the Company, at its sole discretion, of any standstill or similar agreement with any Person solely to enable such Person to make an Acquisition Proposal privately and confidentially to the Company Board.

As used herein:

•

“Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company or any of its subsidiaries is a party containing terms not less restrictive in any material respect in the aggregate to the counterparty thereto than the terms of the Confidentiality Agreement (it being agreed that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making, or amendment, of any Acquisition Proposal); provided, however, that such confidentiality agreement may contain provisions that permit the Company to comply with the provisions of Article 5 of the Transaction Agreement.

•

“Acquisition Proposal” means any bona fide offer or proposal from any Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase by any Third Party, directly or indirectly, of 20% or more of any class of outstanding voting or equity securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Third Party beneficially owning 20% or more of any class of outstanding voting or equity securities of the Company, (ii) any merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company or any of its subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, (iii) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, (iv) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company, pursuant to which the shareholders of the Company immediately preceding such transaction hold less than 80% of the equity interests or voting power in the surviving or resulting entity of such transaction, (v) any acquisition, exclusive license, transfer, issuance or purchase, directly or indirectly, of assets of the Company or any of its subsidiaries which constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole or (vi) any combination of the foregoing.

•

“Excluded Person” means any Person from whom the Company has received during the Go-Shop Period an Acquisition Proposal that the Company Board or any committee thereof determines in good faith (such determination to be made no later than the fifth (5th) Business Day after the Non-Solicitation Start Date), after consultation with the Company’s financial advisor and outside legal counsel, is, or could reasonably be expected to lead to, a Superior Proposal (as defined below). A group of Persons that includes an Excluded Person shall itself be considered an Excluded Person, even if all members of such group are not each an Excluded Person individually. An Excluded Person shall cease to be an Excluded Person for all purposes under the Transaction Agreement at such time as the Company Board or any committee thereof determines in good faith that such offer or proposal has ceased to constitute, or could no longer reasonably be expected to lead to, a Superior Proposal.

•

“Superior Proposal” means any bona fide written Acquisition Proposal that was not solicited in breach of the Transaction Agreement and the Company Board or any duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel), taking into account all relevant terms and conditions, among other things, all legal, financial, regulatory, and other aspects of the Acquisition Proposal and the Third Party making the Acquisition Proposal, would, if consummated, result in a transaction that is more favorable to the Company Shareholders than the Transaction (including any revisions to the terms of the Transaction Agreement, the Fee Funding Agreements and the Financing Commitment Letters proposed by Buyer in writing prior to the time of such determination); provided, however, that, for purposes of this definition of “Superior Proposal,” references in the term “Acquisition Proposal” to “20% or more” or “less than 80%” shall be deemed to be references to “more than 50%” or “less than 50%”, respectively.

•	Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Buyer or any of its affiliates or representatives.

Except as otherwise permitted pursuant to the Transaction Agreement, until the earlier of the Effective Time or the termination of the Transaction Agreement, beginning on (i) the Non-Solicitation Start Date with respect to any Person or “group” who is not an Excluded Person, or (ii) the Cut-Off Date with respect to any Excluded Person, Mimecast has agreed:

•

not to solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, relate to or that could reasonably be expected to lead to, an Acquisition Proposal (it being agreed that supplying nonpublic information in the ordinary course of business consistent with past practice in a manner that is not reasonably expected to lead to an Acquisition Proposal shall not be prohibited);

•

not to engage in, continue or otherwise participate in any discussions or negotiations with any Third Party regarding or relating to an Acquisition Proposal, or furnish to any Third Party information or provide to any Third Party access to the businesses, properties, assets or personnel of the Company or any of its subsidiaries, in each case for the purpose of encouraging or facilitating or in circumstances which could reasonably be expected to lead to an Acquisition Proposal;

•

not to enter into any letter of intent, merger agreement, acquisition agreement, or other agreement (other than an Acceptable Confidentiality Agreement or another confidentiality agreement permitted pursuant to the Transaction Agreement) with respect to or relating to an Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by the Transaction Agreement; and

•

to cease and terminate any existing solicitation, encouragement, facilitation, discussions or negotiations with any Third Party, theretofore conducted by the Company, its subsidiaries or their respective Representatives with respect to an Acquisition Proposal, and on the Non-Solicitation Start Date or Cut-Off Date, as applicable, to cease providing any such Third Party access to non-public information of the Company and its subsidiaries with respect to or relating to an Acquisition Proposal, and request that all non-public information with respect to or relating to an Acquisition Proposal previously provided by or on behalf of the Company or any of its subsidiaries to any such Third Party be returned or destroyed in accordance with the applicable Acceptable Confidentiality Agreement.

Notwithstanding anything to the contrary in Transaction Agreement, if, at any time on or after the Non-Solicitation Start Date, but prior to obtaining the Company Shareholder Approval, (i) the Company receives a written Acquisition Proposal from a Third Party, (ii) such Acquisition Proposal did not result from a breach of Section 5.02 or Section 5.03 of the Transaction Agreement and (iii) the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and, after consultation with the Company’s outside legal counsel, that the failure to take the following actions would be inconsistent with its fiduciary duties pursuant to the Laws of the Bailiwick of Jersey, then the Company may (A) furnish information and data with respect to the Company and its subsidiaries to the Third Party making such Acquisition Proposal and afford such Third Party access to the businesses, properties, assets and personnel of the Company and its subsidiaries and (B) enter into, maintain and participate in discussions or negotiations with the Third Party making such Acquisition Proposal regarding such Acquisition Proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations (including by entering into a customary confidentiality agreement with such Third Party for the purpose of receiving non-public information relating to such Third Party); provided, however, that the Company (1) will not, and will not permit its subsidiaries or its or their Representatives to, furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement and (2) will promptly (and in any event within twenty-four (24) hours) provide to Buyer any non-public information concerning the Company or its subsidiaries provided to such Third Party that was not previously provided to Buyer. Subject to the foregoing clauses (i) through (iii), the Company and its Representatives may (x) following the receipt of an Acquisition Proposal from a Third Party, contact such Third Party in order to clarify and understand the terms and conditions of such Acquisition Proposal made by such Third Party in order to permit the Company Board (or any duly authorized committee thereof) to determine whether such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (y) direct any Persons to the Transaction Agreement.

From and after the Non-Solicitation Start Date, the Company has agreed to as promptly as practicable (and in any event within twenty-four (24) hours) notify Buyer of the Company’s receipt of any Acquisition Proposal (and on the Non-Solicitation Start Date provided Buyer any Acquisition Proposal received during the Go-Shop Period), which notification must include a copy of the applicable written Acquisition Proposal (or, if oral, the material terms and conditions of such Acquisition Proposal) and the identity of the Third Party making such Acquisition Proposal. The Company has agreed to thereafter keep Buyer reasonably informed on a reasonably current basis of the status of any material developments, discussions or negotiations regarding any such

Acquisition Proposal, and the material terms and conditions thereof (including any change in price or form of consideration or other material amendment thereto), including by providing a copy of all material documentation relating thereto that is exchanged between the Third Party (or its Representatives) making such Acquisition Proposal and the Company (or its Representatives) within twenty-four (24) hours after receipt thereof. Except as otherwise permitted under the Transaction Agreement prior to the Non-Solicitation Start Date, the Company agreed to not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any standstill or similar agreement to which any of the Company or any subsidiary of the Company is a party, other than to the extent that the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s outside legal counsel, that failure to provide such waiver, release or termination would reasonably be expected to be inconsistent with its fiduciary duties under the Laws of the Bailiwick of Jersey.

Subject to the exceptions set forth below, pursuant to the Transaction Agreement, neither the Company Board nor any committee thereof shall:

•	fail to make, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, in any manner adverse to Buyer, the Company Recommendation;

•	adopt, approve, endorse, or recommend, or publicly propose to adopt, approve, endorse or recommend, an Acquisition Proposal;

•

fail to recommend against acceptance of any Third Party tender offer or exchange offer for Company shares within five (5) business days after commencement of such offer or submit any Acquisition Proposal to a vote of the Company Shareholders;

•

approve or recommend, or publicly propose to approve or recommend, or cause or permit the Company or any subsidiary of the Company to execute or enter into, any letter of intent, merger agreement, acquisition agreement, or other agreement with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement or other confidentiality agreement pursuant to the Transaction Agreement);

•

fail to issue a press release publicly reaffirming the Company Recommendation within five (5) business days after a request by Buyer to do so or fail to include the Company Recommendation in the Proxy Statement; or

•	resolve or publicly propose to take any action described in the foregoing bullet points (each of the foregoing actions described being referred to as an “Adverse Recommendation Change”).

Notwithstanding anything in the Transaction Agreement to the contrary, at any time prior to obtaining the Company Shareholder Approval, the Company Board or any duly authorized committee thereof may, if the Company and its subsidiaries have complied with Sections 5.02 and Section 5.03 of the Transaction Agreement, and it determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under the Laws of the Bailiwick of Jersey:

•

make an Adverse Recommendation Change in response to either (1) a Superior Proposal or (2) any fact, event, change, development or circumstance not known by the Company Board as of December 7, 2021 (or, if known, the consequences of which were not known nor reasonably foreseeable) and becomes known by the Company Board after December 7, 2021 and prior to the Scheme Meeting (or, if known on December 7, 2021, the consequences of which become known or reasonably foreseeable after December 7, 2021 and prior to the Scheme Meeting) and not relating to (x) any Acquisition Proposal or any matter relating thereto or consequence thereof, (y) changes in the market price or trading volume of the shares of Company shares (but excluding the underlying causes of such a change) or (z) the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates for any period (but excluding the underlying causes of such a fact) (such fact, event, change, development, circumstance or consequences thereof, an “Intervening Event”); and/or

•

cause the Company to terminate the Transaction Agreement and authorize the Company to enter into a definitive agreement concerning a transaction that constitutes a Superior Proposal (which agreement shall be entered into substantially concurrently with such termination), subject in each case to compliance with the following:

•

In the case of a Superior Proposal, (x) no Adverse Recommendation Change and no termination of the Transaction Agreement may be made (a) until after the third (3rd) business day following written notice from the Company advising Buyer that the Company Board or any duly authorized committee thereof intends to make an Adverse Recommendation Change and/or terminate the Transaction Agreement (a “Notice of Superior Proposal”) and specifying the reasons therefor, including, if applicable, the material terms and conditions of, and the identity of the Third Party making, such Superior Proposal, and a copy of any relevant transaction documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal, which shall require a new notice period of two (2) business days, and compliance with Section 5.03(b) of the Transaction Agreement with respect to such new notice); (b) unless during such three (3) business day period (or two (2) business day period following an amended proposal), the Company shall, and shall cause its representatives to, to the extent requested by Buyer, engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of the Transaction Agreement, the Fee Funding Agreements and the Financing Commitment Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Recommendation and not make an Adverse Recommendation Change or terminate the Transaction Agreement; and (c) unless, prior to the expiration of such three (3) business day period (or two (2) business day period following an amended proposal), Buyer does not make a written proposal to adjust the terms and conditions of the Transaction Agreement, the Fee Funding Agreements and the Financing Commitment Letters that the Company Board or a duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) to be at least as favorable to the Company’s Shareholders as the Superior Proposal taking into account all relevant terms and conditions of Buyer’s proposal and the Superior Proposal, including legal, regulatory, financing and closing conditions).

•

In the case of an Intervening Event, no Adverse Recommendation Change may be made: (a) until after the third (3rd) business day following written notice from the Company advising Buyer that the Company Board or any duly authorized committee thereof intends to make an Adverse Recommendation Change the material facts underlying the determination by the Company Board or a duly authorized committee thereof that an Intervening Event has occurred, and the reason for the Adverse Recommendation Change, in reasonable detail (a “Notice of Intervening Event”); (b) unless during such three (3) business day period, the Company shall, and shall cause its representatives to, to the extent requested by Buyer, engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of the Transaction Agreement, the Fee Funding Agreements and the Financing Commitment Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Recommendation and not make an Adverse Recommendation Change or terminate the Transaction Agreement; and (c) unless, prior to the expiration of such three (3) business day period, the Company Board or a duly authorized committee thereof determines in good faith, taking into consideration any amendments to the Transaction Agreement, the Fee Funding Agreements and the Financing Commitment Letters proposed in writing by Buyer (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to effect an Adverse Recommendation Change inconsistent with its fiduciary duties under the Laws of the Bailiwick of Jersey.

Litigation

Pursuant to the Transaction Agreement, the Company has agreed to promptly notify and give Buyer the opportunity to participate in (but not have decision-making power or authority in) the defense or settlement of any Transaction Litigation (as defined below). The Company agreed that it will not settle or agree to settle any Transaction Litigation without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed). As used herein, “Transaction Litigation” means any claim, demand or proceeding (including any class action or derivative litigation) asserted, commenced or threatened by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board or any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Transaction Agreement, the Transaction or any related transaction (including any such claim, demand or proceeding based on allegations that the Company’s entry into the Transaction Agreement or the terms and conditions of this Agreement or any related transaction constituted a breach of the fiduciary duties of any member of the Company Board, any member of the board of directors of any of the Company’s subsidiaries or any officer of the Company or any of its subsidiaries).

Financing

Pursuant to the Transaction Agreement, Buyer has agreed to use its, and to cause its affiliates to use their, reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange, obtain and consummate the Financing on the terms and conditions described in the Financing Commitment Letters, and to not permit any amendment, restatement, replacement, supplement or modification to be made to, or any waiver of any provision under, the Financing Commitment Letters if such amendment, restatement, replacement, supplement, modification or waiver (A) with respect to the Financing Commitment Letters, reduces the aggregate amount of the Financing, (B) imposes new or additional conditions, or would permit the imposition of additional conditions precedent, or otherwise expands, amends, supplements or modifies any of the conditions to the Financing, or otherwise expands, amends, supplements or modifies any other provision of the Financing Commitment Letters in a manner that would reasonably be expected to (i) delay or prevent or make less likely the funding of the full amount of the Financing (or satisfaction of the conditions to the Financing) on the Closing Date or (ii) adversely impact the ability of Buyer or the Company, as applicable, to enforce its rights against other parties to the Financing Commitment Letters or the definitive agreements with respect thereto, or (C) otherwise adversely affect the ability of the Company or Buyer to enforce their rights under the Commitment Letters; provided, that the Debt Commitment Letter may be amended pursuant to the terms set forth therein in connection with the addition of additional arrangers, lenders or commitment parties.

Pursuant to the Transaction Agreement, Buyer has agreed to use, and to cause its affiliates and its and their respective officers, employees, advisors and other Representatives to use, its reasonable best efforts to:

•	maintain in full force and effect the Financing Commitment Letters;

•	promptly negotiate and enter into definitive agreements with respect to the Debt Financing on the terms and conditions contained in the Debt Commitment Letter;

•

satisfy on a timely basis all conditions within its control to funding in the Debt Commitment Letter and such definitive agreements thereto and in the Equity Commitment Letters and to consummate the Financing at or prior to the Closing, including using its reasonable best efforts to cause the Debt Financing Sources and the other Persons committing to fund the Financing to fund the Financing at the Closing,

•	enforce its rights under the Financing Commitment Letters; and

•	comply with its obligations under the Financing Commitment Letters.

Upon the Company’s written request, Buyer has agreed to keep the Company fully informed, in all reasonable detail, of the status of its efforts to arrange and consummate the Debt Financing and of all material developments in respect thereof.

Pursuant to the Transaction Agreement, Buyer has agreed to provide the Company, upon written request, with copies of any material definitive documents in respect of the Debt Financing (including drafts and final versions thereof) and such other information and documentation regarding the Debt Financing and any syndication efforts as shall be reasonably necessary to allow the Company to monitor the progress of such financing activities. Without limiting the foregoing, Buyer has agreed to promptly, and in any event within two (2) business days following the occurrence thereof, notify the Company in writing if at any time prior to the Closing Date:

•	any Commitment Letter expires or is terminated for any reason;

•

any Person party to any Commitment Letter indicates in writing that it will not provide, or it refuses to provide, all or any portion of the Financing contemplated by the Commitment Letters on the terms and subject only to the conditions expressly stated therein;

•	Buyer or, to the knowledge of Buyer, any other Person party to the Commitment Letters defaults or breaches any of the material terms or conditions set forth in any Commitment Letter; and

•

Buyer receives any written notice or other written communication with respect to any actual or potential expiration or termination of, repudiation by any Person party to or default or breach under any Commitment Letter.

If any portion of the Debt Financing otherwise becomes unavailable, and such portion is reasonably required to fund the amounts required in connection with the Transaction and the other transactions contemplated by the Transaction Agreement, Buyer has agreed to use its reasonable best efforts to arrange and obtain in replacement thereof alternative financing from alternative sources in an amount sufficient to consummate the Transaction and the transactions contemplated by the Transaction Agreement and to pay in cash all Financing Purposes as promptly as reasonably practicable following the occurrence of such event.

In no event shall Buyer be required to agree to (i) interest rates, yield, fees, tenor or call protection less favorable to Buyer than provided for in the Debt Commitment Letter as of December 7, 2021 and (ii) terms taken as a whole, materially less favorable to Buyer than provided for in the Debt Commitment Letter as of December 7, 2021.

Buyer has agreed to deliver to the Company true and complete copies of all agreements, arrangements or understandings related to any such alternative Debt Financing; provided that the fee letter may be redacted so long as such redaction does not (x) impose or permit the imposition of additional conditions or expand or permit the expansion of any existing conditions, in each case, to the funding of the full amount of the Debt Financing on the Closing Date or (y) could reasonably be expected to reduce the aggregate amount of the Debt Financing available to Buyer on the Closing Date or affect the availability of the full amount of the Debt Financing on the Closing Date. Buyer agreed that the obtaining of the Financing, or any alternative financing, is not a condition to Closing.

Financing Cooperation

Prior to the earlier of the (y) Closing Date and (z) the termination of the Transaction Agreement pursuant to Section 7.01 of the Transaction Agreement (such period, the “Interim Period”) and, in each case, subject to the limitations in Section 5.17(c) of the Transaction Agreement, the Company has agreed to its reasonable best efforts to provide, and to cause each of its subsidiaries and their respective officers, directors, employees, representatives and agents to use its reasonable best efforts to provide, to Buyer, in each case at Buyer’s sole expense, all cooperation reasonably requested in writing by Buyer that is customary in connection with the arrangement of the Debt Financing. The Company has also agreed to, and to cause each of its subsidiaries and their respective officers, directors, employees, representatives and agents to:

•	upon reasonable prior written notice, cause the participation by appropriate and applicable senior management of the Company in a reasonable number of meetings and presentations with prospective lenders (but not more than one primary bank meeting), in each case, on a telephonic basis (or other media agreed between the Company and Buyer), sessions with rating agencies and due diligence sessions;

•

provide reasonable and customary assistance with the preparation of materials for rating agency presentations and bank information memoranda and provide reasonable cooperation with the due diligence efforts of the Debt Financing Sources to the extent reasonable and customary;

•

provide all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the requirements of 31 C.F.R. §1010.230, relating to the Company and its subsidiaries, in each case at least three (3) business days prior to the Closing Date, so long as requested by Buyer at least ten (10) business days prior to the Closing Date;

•

(x) furnish Buyer with the financial statements of the Company identified in the Debt Commitment Letter (the “Required Financial Information”) and (y) furnish to Buyer the information with respect to the business, operations and financial condition of the Company and its subsidiaries as may be reasonably requested by Buyer and that is customary to be included in marketing materials for senior secured indebtedness (or any documentation or deliverables in connection therewith); provided, however, that the Company shall only be obligated to deliver such information (other than the Required Financial Information) to the extent it may be reasonably obtained from the books and records of the Company and its subsidiaries without undue effort or expense, and in no event shall the Company otherwise be required to provide pro forma financial statements or pro forma adjustments related to the Debt Financing, projections or other prospective information;

•

solely to the extent required by the Debt Commitment Letter and to the extent customary for financings similar to the Debt Financing, furnish customary authorization letters in connection with the Debt Financing (containing customary representations, including with respect to the presence or absence of material non-public information about the Company and regarding the accuracy of the information provided by, or with respect to, the Company), executed by and on behalf of the Company;

•

use reasonable best efforts to assist with the preparation of, and execution and delivery as of, and subject to the occurrence of, the Closing, any credit agreements, guarantees, pledge and security documents that facilitate the creation, perfection or enforcement of liens securing the Debt Financing, control agreements, other definitive financing documents (including information necessary for the completion of schedules thereto) or other certificates (including an executed certificate of the chief financial officer of the Company or an officer performing the equivalent function immediately following the Closing, with respect to solvency matters relating to the Company as of the Closing in the form attached to the Debt Commitment Letter);

•

use reasonable best efforts to assist Buyer in the preparation of customary pro forma financial statements; provided, that Buyer shall be solely responsible for the preparation of such pro forma financial statements and pro forma adjustments giving effect to the transactions contemplated in the Transaction Agreement;

•

subject to the immediately succeeding sentence and solely with respect to any members of the Company Board that remain upon consummation of the Closing, use reasonable best efforts to obtain consents, approvals and authorizations reasonably requested by Buyer in connection with the Debt Financing; and

•

reasonably cooperate with Buyer in connection with (A) the execution and delivery of definitive documents reasonably necessary to consummate the Debt Financing at the Closing and (B) the provision of guarantees and collateral and the perfection thereof in connection with the Financing, in each case no earlier than the Closing.

Company Shareholder Meetings

Under the Transaction Agreement, the Company has agreed to include in the Scheme Document a notice convening the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Special Resolution and convene the Scheme Meeting and the Company GM, subject to the approval of the Court, for the date that is at least 21 and no more than 30 clear days after the dispatch of the Scheme Document (not counting the day notice of the Scheme Meeting is deemed received and the day of the Scheme Meeting itself). The Company has also agreed to call, convene, hold and conduct the Scheme Meeting and the Company GM in compliance with the Transaction Agreement, the Company Articles and applicable laws and to permit representatives of Magnesium Bidco and/or its financial and legal advisers to attend and observe the Scheme Meeting and the Company GM.

The Company has further agreed, except as required by Applicable Law or the Court, not to postpone or adjourn the Scheme Meeting and/or the Company GM; provided, however, that the Company may, without the consent of Buyer and only in accordance with the Company Articles of Association and Applicable Law, adjourn or postpone the Scheme Meeting and/or the Company GM (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not directly or indirectly proposed or instigated by or on behalf of the Company, (B) in the case of adjournment by the chairman of the Scheme Meeting or Company GM where the chairman considers, acting reasonably, that to do so is necessary to ensure the orderly conduct of the meeting, (C) for up to ten (10) business days to the extent necessary to ensure that any required supplement or amendment to the Scheme Document is provided to the Company Shareholders if prior to the Scheme Meeting or Company GM, the Company Board makes an Adverse Recommendation Change or (D) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document), there are insufficient Company shares or Company Shareholders represented (either in person or by proxy) (x) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there is a sufficient number of Company shares or Company Shareholders represented to constitute a quorum or (y) to approve the Scheme or the Special Resolution, as applicable, but only until a meeting can be held at which there is a sufficient number of votes of the Company Shareholders to approve the Scheme or the Special Resolution, as applicable.

Fees and Expenses

Except as otherwise provided in the Transaction Agreement, each party will pay all costs and expenses incurred by such party in connection with the Transaction Agreement and the Scheme of Arrangement and the transactions contemplated therein, including fees, costs and expenses incurred prior to or after the Effective Time in connection with, or incidental to, the Scheme of Arrangement, whether or not the Transaction is completed.

Irrevocable Undertakings

Following the execution of the Transaction Agreement, each of Peter Bauer, Chairman and Chief Executive Officer, Rafeal E. Brown, Chief Financial Officer, Robert P. Nault, Senior Vice President and General Counsel and Company Secretary, Heather Bentley, Senior Vice President, Customer Success and Support, Helen Kresner, Senior Director, and Neil Murray, a member of the Board of Directors, entered into and delivered to the Company and Buyer an irrevocable undertaking agreeing to (i) transfer legal title of no less than five (5) Company shares beneficially owned by each such person through Cede & Co. so that each such officer would become a Company Shareholder of record and (ii) vote their transferred Company shares in favor of the Scheme and the Special Resolution. On [●], 2022, each of Peter Bauer, Chairman and Chief Executive Officer, Rafeal E. Brown, Chief Financial Officer, Robert P. Nault, Senior Vice President and General Counsel and Company Secretary, Heather Bentley, Senior Vice President, Customer Success and Support, Helen Kresner, Senior Director, and Neil Murray, a member of the Board of Directors, have become Company Shareholders of record with respect to their transferred Company shares. The rights and obligations of the signatories to the irrevocable undertakings are governed by the express terms of the irrevocable undertakings and not by this summary or any other information contained in this proxy statement. The complete text of the irrevocable undertakings are incorporated into this proxy statement by reference and are attached as Annex C to this proxy statement.

Employee Matters

Pursuant to the terms of the Transaction Agreement, for a period of not less than twelve (12) months after the Closing Date, Buyer has agreed to, or to cause one of its affiliates to, provide each employee of Mimecast and its subsidiaries who are employed as of the Effective Time (“Continuing Employees”) with (i) base salary or base hourly rates, severance and target annual cash bonus opportunities that, in each case, are not less favorable than the base salary or base hourly rates, severance and target cash bonus opportunities provided to each such Continuing Employee immediately prior to the Closing Date (or, if more favorable to such Continuing Employee, the compensation and benefits provided to similarly situated employees of Buyer and its affiliates), and (ii) employee benefits that are no less favorable in the aggregate to those provided to each such Continuing Employee immediately prior to the Closing Date (in each case without regard to any retention, change in control, stay, transaction, new hire, or similar non-routine compensation or compensation opportunities, or equity or equity-based compensation or compensation opportunities).

Buyer has also agreed that, for a period of not less than twelve (12) months after the Closing Date, it will assume and honor, and will cause Mimecast and their respective subsidiaries to assume and honor, certain employee agreements and severance plans and the terms of Mimecast’s severance guidelines and provide the severance payments and benefits required thereunder to be provided to any Continuing Employee terminated during such twelve (12) month period.

In addition, Buyer has agreed that Buyer or one of its affiliates will recognize the service of each Continuing Employee for all purposes, including eligibility to participate, levels of benefits and vesting (including, for the avoidance of doubt, Superannuation Arrangements of or made available by Buyer, Mimecast or its subsidiaries, but excluding benefit accruals under any defined benefit pension plan) under any employee benefit plan in which any Continuing Employee is or becomes eligible to participate but solely to the extent service was credited to such employee for such purposes under a comparable benefit plan of Mimecast or its subsidiaries immediately prior to the Closing Date and to the extent that such credit would not result in a duplication of benefits. Buyer has also agreed to assume any and all vacation and paid time off balances of Continuing Employees.

With respect to each Buyer benefit plan, Buyer will use commercially reasonable efforts to (i) waive all limitations with respect to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such Buyer benefit plan for each Continuing Employee and his or her eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the comparable benefit plan of Mimecast or its subsidiaries in which such Continuing Employee (or his or her eligible dependents) participated immediately prior to his or her commencement of participation in such Buyer benefit plan; provided, however, that for purposes of clarity, to the extent such benefit coverage includes eligibility conditions based on periods of employment, the immediately preceding paragraph will control, and (ii) provide each Continuing Employee and his or her eligible dependents with credit for any co-payments and deductibles paid in the calendar year that, and prior to the date that, such Continuing Employee commences participation in such Buyer benefit plan in satisfying any applicable co-payment, deductible, or out-of-pocket maximum requirements under such Buyer benefit plan for the applicable calendar year, to the extent that such expenses were recognized for such purposes under the comparable benefit plan of Mimecast or its subsidiaries.

Insurance and Indemnification

Pursuant to the Transaction Agreement, Buyer has agreed, for ten (10) years after the Effective Time, to cause to be maintained officers’ and directors’ liability insurance in respect of acts, errors or omissions occurring prior to the Effective Time covering each such person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect immediately prior to the Effective Time; provided, however, that in satisfying its obligation under this paragraph, Buyer will not be obligated to pay annual premiums in excess of 350% of the amount paid in the policy year immediately preceding the Effective Time (the “Current Premium”) and if such premiums for such insurance would at any time exceed 350% of the Current Premium, then Buyer has agreed to cause to be maintained policies of insurance that, in Buyer’s good faith judgment, provide the maximum coverage available at an annual premium equal to 350% of the Current Premium. The provisions of the immediately preceding sentence will be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company prior to or after the Effective Time, which policies provide such persons currently covered by such policies with coverage for an aggregate period of up to ten (10) years with respect to claims arising from acts, errors or omissions that occurred on or before the Effective Time, including in respect of the transactions contemplated by the Transaction Agreement; provided that such premiums for such insurance do not exceed 350% of the Current Premium with respect to each such coverage. The Company may also purchase prepaid “tail” or “runoff” policies for any other “claims-made” liability insurance coverage, including employment practices liability, professional liability and cyber and data security liability coverages; provided that such premiums for such insurance do not exceed 350% of the amount paid in the policy year immediately preceding the Effective Time with respect to each such coverage (“Other Tail Premium”), and if such premiums for such insurance exceed 350% of the Other Tail Premium with respect to each such coverage, then the Company may procure prepaid “tail” or “runoff” policies that, in the Company’s good faith judgment (following consultation with and the prior written approval of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed, and provided that Buyer will be deemed to have consented if it provides no written response within five (5) business days after a written request by the Company for such consent in compliance with the terms of Section 8.01 of the Transaction Agreement)), provide the maximum coverage available with such limit. If any such prepaid policies described in this paragraph have been obtained by the Company prior to the Effective Time, then Buyer has agreed to cause to be maintained any and all such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

From and after the Effective Time, each of Buyer and the Company has agreed to cause the Company to:

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indemnify (including advancement of expenses) and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or of a subsidiary of the Company (each an “Indemnified Party”) for any and all costs and expenses (including reasonable fees and expenses of legal counsel, which shall be advanced as they are incurred; provided that the Indemnified Party shall have made a sufficient undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or incurred by such Indemnified Party in connection with or arising out of any action, suit or other Proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an “Indemnified Party Proceeding”) (A) by reason of such Indemnified Party’s being or having been such director or officer of the Company or (B) arising out of such Indemnified Party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan), in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened and at, or at any time prior to, the Effective Time (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by the Transaction Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under Applicable Law; and

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fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification provision set forth in any Contract in effect as of December 7, 2021 between the Company or any of its subsidiaries and any Indemnified Party (so long as such Contract is on substantially the same terms and conditions as either the form of director indemnification agreement or the form of officer indemnification agreement, as applicable, as filed by the Company as an exhibit to the Form 8-K filed with the SEC on October 8, 2020); and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the articles of association, certificate of incorporation, bylaws or similar organizational documents of the Company or any of its subsidiaries as in effect on December 7, 2021. Buyer has agreed that its obligations under the foregoing clauses (i) and (ii) will continue in full force and effect for a period of ten (10) years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period will continue until the final disposition of such claim. If Buyer fails to comply with its obligations in this paragraph and an Indemnified Party commences a suit which results in a determination that Buyer failed to comply with such obligation, Buyer has agreed to pay such Indemnified Party his or her costs and expenses (including reasonable attorney’s fees and expenses) in connection with such suit, together with interest thereon at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).

During the period commencing at the Effective Time and ending on the tenth (10th) anniversary of the Effective Time, Buyer has agreed to cause the organizational documents of the Company and any of its successors or assigns to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable to those subject to those provisions as the indemnification, exculpation and advancement of expenses provisions set forth in the organizational documents of the Company as of December 7, 2021.

Conditions to Complete the Transaction

The obligation of each of Buyer and the Company to consummate the Transaction and the other transactions contemplated by the Transaction Agreement are subject to the satisfaction or, to the extent permitted by Applicable Law, waiver in writing by each of Buyer and the Company, at or prior to Closing, of certain conditions, including the following:

•

no Governmental Authority having jurisdiction over either Buyer or the Company shall have issued any Order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no Applicable Law shall have been adopted that makes consummation of the Transaction illegal or otherwise prohibited;

•

the applicable waiting period (and any extension thereof, subject to the Transaction Agreement) applicable to the Transaction under the HSR Act shall have expired or been terminated and all consents required under any other Antitrust Law and Foreign Investment Laws of the jurisdictions set forth on the Company Disclosure Schedule shall have been obtained or any applicable waiting period (and any extensions thereof) thereunder shall have expired or been terminated;

•	the CFIUS Approval shall have been obtained;

•	the Scheme and the Special Resolution shall have been approved at the Scheme Meeting and the Company GM, respectively; and

•

the Scheme of Arrangement shall have been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to both Parties acting reasonably and in good faith) and a copy of the Court Order shall have been delivered to Registrar of Companies in Jersey.

Additionally, the obligation of Mimecast to consummate the Transaction is subject to the satisfaction, or waiver in writing by the Company, at or prior to Closing, of the following conditions:

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the representations and warranties of Buyer set forth in Article 4 of the Transaction Agreement must be true and correct as of December 7, 2021 and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Buyer Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Buyer Material Adverse Effect;

•	Buyer shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under the Transaction Agreement at or prior to the Closing; and

•	the Company shall have received at the Closing a certificate signed on behalf of Buyer by an executive officer of Buyer certifying that certain conditions to closing have been satisfied.

Additionally, the obligation of Buyer to consummate the Transaction is subject to the satisfaction, or waiver in writing by Buyer, at or prior to Closing, of the following conditions:

•

the representations and warranties of the Company set forth in the first sentence of Section 3.01, Section 3.02, Section 3.09(b), Section 3.23 and Section 3.24 of the Transaction Agreement must be true and correct in all material respects on December 7, 2021 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct in all material respects only as of such earlier date), (ii) the representations and warranties of the Company set forth in Section 3.05(a) and the first sentence of Section 3.05(c) of the Transaction Agreement must be true and correct in all respects (other than de minimis inaccuracies) on December 7, 2021 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty must be true and correct in all material respects only as of such earlier date) and (iii) the other representations and warranties of the Company set forth in Article 3 of the Transaction Agreement must be true and correct on December 7, 2021 and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Company Material Adverse Effect;

•	the Company shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under the Transaction Agreement at or prior to the Closing;

•

Buyer shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company certifying that certain conditions to closing have been satisfied; and

•	since December 7, 2021, there shall not have occurred and be continuing any Company Material Adverse Effect.

Termination of the Transaction

The Transaction Agreement may be terminated and the Transaction may be abandoned prior to Closing by:

•	Mutual written agreement by the Company and Buyer (notwithstanding any approval of the Transaction Agreement by the Company Shareholders);

•	Either Mimecast or Buyer, upon written notice to the other party, if:

•

the Closing Date has not occurred on or before June 7, 2022 (the “End Date”) (notwithstanding any approval of the Transaction Agreement by the Company Shareholders), provided that the End Date shall be automatically extended one time until September 7, 2022, if:

•

Certain conditions to closing set forth in the Transaction Agreement and described in the first three bullet points of the section labeled “Conditions to Complete the Transaction” shall not have been satisfied as of the close of business on the business day immediately prior to the then-current End Date; or

•

Approval of the Scheme and Special Resolution has been obtained but (i) no court date for the Court hearing to obtain the Court Order is available by the then-current End Date, (ii) the Company has not sought the sanction of the Scheme of Arrangement by the Court or (iii) the Company has not delivered the Court Order to the Registrar of Companies in Jersey to make the Scheme of Arrangement effective by the then-current End Date; and provided further that this right to terminate the Transaction Agreement shall not be available to Buyer or the Company, as applicable, if Buyer’s or the Company’s material breach of any provision of the Transaction Agreement has been the primary cause of, or primarily resulted in, the failure of the Transaction to be consummated by the End Date, as applicable;

•

at any time prior to the Effective Time any Governmental Authority of competent jurisdiction shall have issued a final and non-appealable Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Transaction (notwithstanding any approval of the Transaction Agreement by the Company Shareholders); provided, however, this right to terminate the Transaction Agreement shall not be available to Buyer or the Company, as applicable, if Buyer’s or the Company’s material breach of any provision of the Transaction Agreement, as applicable, has been the primary cause of, or primarily resulted in, such final and non-appealable Order or action enjoining, restraining or otherwise prohibiting the consummation of the Transaction;

•

the Court affirmatively declines or refuses to sanction the Scheme of Arrangement, unless (i) the Company or Buyer appeals the decision of the Court within any applicable time limits, in which case such termination right shall not be available until a final, non-appealable Order is given declining the Scheme of Arrangement or (ii) both Parties agree in writing to implement the Transaction by way of an Offer or a Merger, in each case in accordance with the Transaction Agreement;

•

the Scheme Meeting and the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and approval of the Scheme and the Special Resolution shall not have been obtained and the Parties have not agreed in writing to implement the Transaction by way of an Offer or a Merger, in each case in accordance with the Transaction Agreement;

•	By Buyer, upon written notice to Mimecast:

•

in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.02 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the then-current End Date or the thirtieth (30th) day following Buyer’s delivery of written notice describing such breach to the Company; provided, this right to terminate the Transaction Agreement shall not be available to Buyer if Buyer is in breach of its obligations under the Transaction Agreement such that the Company would be entitled to terminate the Transaction Agreement in the event of a breach by Buyer of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.03 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the End Date or the thirtieth (30th) day following the Company’s delivery of written notice describing such breach to Buyer;

•	at any time prior to receipt of approval of the Scheme and the Special Resolution, if the Company Board shall have effected an Adverse Recommendation Change;

•	By Mimecast, upon written notice to Buyer:

•

in the event of a breach of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.03 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the End Date or the thirtieth (30th) day following the Company’s delivery of written notice describing such breach to Buyer; provided, this right to terminate the Transaction Agreement shall not be available to Company if the Company is in breach of its obligations under the Transaction Agreement such that Buyer would be entitled to terminate the Transaction Agreement pursuant to Section 7.01(f) of the Transaction Agreement in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained in the Transaction Agreement that (i) would result in any condition set forth in Section 6.02 of the Transaction Agreement not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the then-current End Date or the thirtieth (30th) day following Buyer’s delivery of written notice describing such breach to the Company;

•

at any time prior to receipt of approval of the Scheme and the Special Resolution, if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal in accordance with the Transaction Agreement, and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; provided that substantially concurrently with such termination, the Company pays the Company Termination Payment payable pursuant to the Transaction Agreement; and

•

if (A) the conditions set forth in Section 6.01 and Section 6.02 of the Transaction Agreement (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date, other than solely by virtue of Buyer’s failure to effect the Closing) have been satisfied or waived, (B) Buyer fails to consummate the Transaction by the date the Closing was required to occur pursuant to the Transaction Agreement, (C) the Company has irrevocably notified Buyer in writing that the Company stands ready, willing and able to consummate the Transaction, and (D) the Company has provided the Buyer written notice at least three (3) business days (or, if earlier, the business day immediately preceding the End Date) prior to such termination stating the Company’s intention to terminate the Transaction Agreement and the Transaction shall not have been consummated by the end of such three (3) business day period (or, if earlier, the End Date).

If the Transaction Agreement is terminated pursuant to its terms, the Transaction Agreement shall become void and of no effect without liability of any party (or any representative of such party) to the other party; provided, however, that certain provisions will survive any termination thereof. Notwithstanding the foregoing or any other provision of the Transaction Agreement to the contrary, neither Buyer nor the Company will be relieved or released from any liabilities or damages arising out of its Willful and Material Breach of any provision of the Transaction Agreement or any other agreement delivered in connection therewith, provided that, notwithstanding anything in the Transaction Agreement to the contrary, under no circumstances will (i) the amount payable by Buyer, any Equity Investor or any of their respective affiliates (taking into account the payment of the Buyer Termination Payment), whether pursuant to the Transaction Agreement or the Fee Funding Agreements, in

connection with or following any termination of the Transaction Agreement (including arising out of any Willful and Material Breach) exceed an amount equal to $289,100,000 in the aggregate or (ii) the amount payable by the Company (taking into account the payment of the Company Termination Payment) in connection with or following any termination (including arising out of any Willful and Material Breach) exceed an amount equal to $216,825,000. The Confidentiality Agreement will survive the termination of the Transaction Agreement and shall remain in full force and effect in accordance with its terms. The Fee Funding Agreements (solely to the extent provided for therein) shall survive the termination of the Transaction Agreement and shall remain in full force and effect in accordance with their terms. Notwithstanding anything to the contrary provided in the Transaction Agreement, including the foregoing, nothing shall relieve any party for fraud.

Termination Payments

In the event that the Transaction Agreement is terminated:

•	by Buyer, at any time prior to receipt of the approval of the Scheme and the Special Resolution , if the Company Board shall have effected an Adverse Recommendation Change;

•

by the Company, at any time prior to receipt of the approval of the Scheme and the Special Resolution , if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal in accordance with Section 5.03(b) of the Transaction Agreement, and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; or

•

the Transaction Agreement is terminated (in the case of (i) and (ii), by either Company or Buyer, and, in the case of (iii), by Company) due to (i) the lapse of the End Date (as may be extended), (ii) the failure to obtain the approval of the Scheme and the Special Resolution or (iii) uncured breach of representation, warranty or covenant by the Company and (A) after December 7, 2021 an Acquisition Proposal is made (x) directly to the Company’s shareholders or is otherwise publicly disclosed and, in each case, not publicly withdrawn at least two (2) business days before the Scheme Meeting in the case of termination for a failure to obtain the approval of the Scheme and the Special Resolution or (y) directly to the Company’s shareholders or is otherwise publicly disclosed or privately to the Company, the Company Board, or its or their representatives or subsidiaries before the termination of the Transaction Agreement in the case of termination for lapse of the End Date or for uncured breach of representation, warranty or covenant by the Company and (B) within twelve (12) months after the date of such termination, the Company enters into a definitive agreement in respect of an Acquisition Proposal, which Acquisition Proposal is subsequently consummated (whether or not in such twelve (12) month period) (provided that for purposes of the matters described in this bullet point, each reference to “20% or more” or “80% or less” in the definition of Acquisition Proposal are deemed to be references to “more than 50%” or “less than 50%”, respectively), then the Company will be required to pay Buyer a termination payment of (i) $86,730,000 if the Transaction Agreement is terminated by the Company prior to the Cut-Off Date so as to enter into a definitive agreement for a Superior Proposal made by an Excluded Person or its affiliates, which Superior Proposal was made prior to the Cut-Off Date, or (ii) $216,825,000 in all other cases (the “Company Termination Payment”). The Company Termination Payment shall be paid (x) in the case of the first bullet point above, within three (3) business days after such termination, (y) in the case of the second bullet point above, substantially concurrently with the termination of the Transaction Agreement (or no later than the next business day if such termination occurs on a day that is not a business day) and (z) in the case of the third bullet point above, substantially concurrently with the consummation of such Acquisition Proposal.

In the event that the Transaction Agreement is terminated:

•	by the Company for uncured breach of representation, warranty or covenant by Buyer;

•	by the Company for failure of Buyer to consummate the Transaction after satisfaction or waiver of all conditions to closing; or

•	by Buyer for the lapse of the End Date and at the time of such termination the Company could have terminated the Transaction Agreement as described in either of the preceding bullet points,

then Buyer will be required to pay the Company a termination payment of $289,100,000 within three (3)  business days after such termination (the “Buyer Termination Payment”).

Amendment, Waiver, Extension and Specific Performance of the Transaction Agreement

Any provision of the Transaction Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that after receipt of the approval of the Scheme and the Special Resolution, if any such amendment or waiver shall by Applicable Law or in accordance with the rules and regulations of Nasdaq require further approval of the Company Shareholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Company Shareholders.

Mimecast and Buyer have agreed that irreparable harm would occur in the event that any of the provisions of the Transaction Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages or other legal remedies would not be an adequate remedy for any such harm. Mimecast and Buyer have agreed that unless and until the Transaction Agreement is terminated in accordance with its terms and any dispute over the right to terminate has been finally resolved:

•

the parties shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in the Transaction Agreement to prevent breaches (or threatened breaches) of the Transaction Agreement and to enforce specifically the terms and provisions of the Transaction Agreement (other than Buyer’s obligation to effect the Transaction or the Closing, which shall be governed by the next sentence), without bond or other security being required; and

•

the right of specific enforcement is an integral part of the transactions contemplated by the Transaction Agreement, and without that right, neither the Company nor Buyer would have entered into the Transaction Agreement.

Notwithstanding anything to the contrary in the Transaction Agreement, Mimecast and Buyer further have agreed that unless and until the Transaction Agreement is terminated in accordance with its terms and any dispute over the right to terminate has been finally resolved, the Company shall be entitled to an injunction, specific performance or other equitable remedy to specifically enforce Buyer’s obligations to effect the Closing on the terms and conditions set forth in the Transaction Agreement in the event that:

•

the conditions set forth in Section 6.01 and Section 6.02 of the Transaction Agreement (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date, other than solely by virtue of Buyer’s failure to effect the Closing) have been satisfied or waived;

•	the Debt Financing is available to be funded at the Closing and has been funded or will be funded if the Equity Financing is funded;

•	Buyer has failed to consummate the Closing at the time when it was required under Section 1.02 of the Transaction Agreement; and

•

The Company has irrevocably confirmed in writing to Buyer that if specific performance were granted and the Debt Financing and Equity Financing were funded, then the Closing would occur in accordance with the Transaction Agreement (such bullets above, together, the “Specific Performance Conditions”). Each of the Parties has agreed that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other party has an adequate remedy at law or that any such injunction or award of specific performance or other equitable relief is not an appropriate remedy for any reason; provided that solely with respect to the equitable remedy to specifically enforce Buyer’s obligation to effect the Closing, Buyer may oppose the granting of specific performance only on the basis that one of the Specific Performance Conditions has not been satisfied.

Mimecast and Buyer further have agreed that (x) following the Company’s termination of the Transaction Agreement in accordance with its terms, the Company shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in the Transaction Agreement to enforce specifically Buyer’s surviving obligations in the Transaction Agreement, including with respect to the payment of monetary damages under Section 7.02 of the Transaction Agreement or the payments to which the Company is entitled under Section 8.04(c) of the Transaction Agreement, and (ii) following Buyer’s termination of the Transaction Agreement in accordance with its terms, Buyer shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in the Transaction Agreement to enforce specifically the Company’s surviving obligations in the Transaction Agreement, including with respect to the payment of monetary damages under Section 7.02 of the Transaction Agreement or the payments to which Buyer is entitled under Section 8.04(b) of the Transaction Agreement; provided that the Company and Buyer agreed that, while the Company may pursue a grant of specific performance prior to the termination of the Transaction Agreement, following a termination of the Transaction Agreement, under no circumstances shall the Company be permitted or entitled to seek a grant of specific performance to cause the Closing to occur.

Governing Law

The Transaction Agreement and all disputes or controversies arising out of or relating to the Transaction Agreement or transactions contemplated thereby, is governed by the laws of the State of Delaware, without regard to the conflicts of laws rules of the State of Delaware; provided that, notwithstanding the foregoing, any provisions in the Transaction Agreement (w) respecting the implementation, effect and consequence of the Scheme of Arrangement, (x) which expressly reference the Laws of the Bailiwick of Jersey or the Companies Law, or (y) which relate to the fiduciary or other duties of any officer or director of the Company, in each case shall be interpreted, construed and governed by and in accordance with the Laws of the Bailiwick of Jersey without regard to the conflicts of law rules of the Bailiwick of Jersey. The Laws of the Bailiwick of Jersey govern the internal affairs of the Company, including with respect to any fiduciary or other duties that directors or any other Person may owe to Company Shareholders.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to us regarding the beneficial ownership of our Company shares as of January 5, 2022, for:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Company shares;

•	each of our named executive officers;

•	each of our directors and director nominees; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Company shares shown as beneficially owned by them.

The following table lists applicable percentage ownership based on 66,921,842 Company shares outstanding as of January 5, 2022, unless indicated otherwise. Options to purchase Company shares that are exercisable, and Company shares that may be acquired upon the vesting of RSUs, in each case, within 60 days of January 5, 2022, are deemed to be beneficially owned by the persons holding these options or RSUs, as applicable, for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Unless otherwise indicated, the address for each beneficial owner is c/o Mimecast Limited, 1 Finsbury Avenue, London EC2M 2PF, United Kingdom.

	Company Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% shareholders:
BlackRock, Inc. 55 East 52nd Street New York, NY 10055(1)	8,231,915	12.3%
Named executive officers and directors:
Aron Ain	21,130	*
Peter Bauer(2)	3,560,364	5.3%
Rafael E. Brown(3)	182,737	*
Dino DiMarino(4)	—	—
Alpna J. Doshi	6,790	*
Christopher FitzGerald(5)	85,692	*
Neil Murray	699,315	1.0%
Helene Auriol Potier	1,233	*
Shahriar Rafimayeri(6)	23,773	*
Robert P. Schechter	12,214	*
Hagi Schwartz(7)	36,735	*
John J. Walsh, Jr.(8)	10,374	*
Stephen M. Ward	18,955	*

All executive officers (including Mr. Walsh) and directors as a group (19 persons)(9)	4,967,783	7.4%

(*)	Represents beneficial ownership of less than 1%.
(1)	Based solely upon Amendment No.1 to Schedule 13G filed with the SEC on September 9, 2021 by BlackRock, Inc., on behalf of itself, BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group

LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co. Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd. BlackRock, Inc. reported that it has sole voting power with respect to 8,040,634 Company shares, sole dispositive power with respect to 8,231,915 Company shares, and no shared voting or shared dispositive power.
(2)

Consists of (i) 974,376 Company shares held by the Declaration of Trust of Peter Bauer, (ii) 1,898,577 Company shares held by Rock Trustees Limited as Trustees of the Butterworth Trust, of which Mr. Bauer is a beneficiary (as trustee of the Butterworth Trust, Rock Trustees Limited exercises dispositive power over the Company shares held by the Butterworth Trust), (iii) 275,000 Company Shares held by the Metta Charitable Foundation, a charitable foundation established by Mr. Bauer and his spouse, and over which Mr. Bauer exercises shared dispositive power of the Company Shares held by the Metta Charitable Foundation, and (iv) 9,544 Company shares held by The Bauer Irrevocable Trust – 2020, and (v) 402,867 Company shares issuable upon the exercise of share options exercisable within 60 days of January 5, 2022. The Company shares held by The Bauer Irrevocable Trust – 2020 are held for the benefit of Mr. Bauer’s children and he disclaims beneficial ownership of the Company shares held by The Bauer Irrevocable Trust – 2020 and he does not have voting or dispositive power with respect to the Company shares held by The Bauer Irrevocable Trust – 2020.

(3)	Consists of (i) 23,770 Company shares held directly by Mr. Brown, and (ii) 158,967 Company shares issuable upon the exercise of share options exercisable within 60 days of January 5, 2022.
(4)	Mr. DiMarino’s employment with the Company ended on October 4, 2021.
(5)

Consists of (i) 30,692 Company shares held directly by Mr. FitzGerald, and (ii) 55,000 Company shares held by Mr. FitzGerald’s spouse. Mr. FitzGerald disclaims beneficial ownership of the Company shares held by his spouse.

(6)	Consists of (i) 4,548 Company shares held directly by Mr. Rafimayeri, and (ii) 19,225 Company shares issuable upon the exercise of share options exercisable within 60 days of January 5, 2022.
(7)

Consists of (i) 10,676 Company shares held directly by Mr. Schwartz, and (ii) 26,059 Company shares held by the Schwartz Family Trust. Mr. Schwartz is a beneficiary and the sole trustee of the Schwartz Family Trust.

(8)

Mr. Walsh’s service as an executive officer of the Company ended on May 31, 2021. Consists of (i) 1,845 Company shares held directly by Mr. Walsh, and (ii) 8,529 Company shares issuable upon the exercise of share options exercisable within 60 days of January 5, 2022.

(9)

See footnotes 2, 3, 6 and 8 above. Includes 878,142 Company shares issuable upon (i) the vesting of restricted stock units within 60 days of January 5, 2021, and (ii) the exercise of share options exercisable within 60 days of January 5, 2022.

COMPANY SHAREHOLDER VOTE ON SPECIFIED COMPENSATORY ARRANGEMENTS

Advisory Vote on Golden Parachute Compensation

As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, the Company is providing Company shareholders with the opportunity to cast a non-binding, advisory vote on the golden parachute compensation that may become payable to its named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section captioned “Interests of Certain Persons in the Transaction” beginning on page [●] (the “Compensation Proposal”).

Vote Required and Recommendation of the Special Committee and the Company Board

The non-binding, advisory vote on the golden parachute compensation is an “ordinary resolution” which requires the approval, on an advisory (non-binding) basis, of at least a simple majority of the votes cast by Company Shareholders present and voting (in person or by proxy), and is a vote separate and apart from the vote required to approve the Transaction. Accordingly, if you are a Company Shareholder, you may vote to approve the Transaction by voting to approve the Scheme Proposal and the Scheme and Articles Amendment Proposal, and vote not to approve the Compensation Proposal, and vice versa. If the Transaction is completed, the Transaction-related compensation will be paid to the Company’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if the Company’s Shareholders fail to approve the Compensation Proposal.

The Company believes that the information regarding golden parachute compensation that may become payable to its named executive officers in connection with the completion of the Transaction is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executives and a strong alignment with the long-term interests of the Company’s shareholders.

The Board unanimously recommends that you vote “FOR” the following resolution:

“That the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement of which this notice forms a part captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●] of this proxy statement, is hereby approved”

FUTURE SHAREHOLDER MEETINGS

The Company held its 2021 annual general meeting of Company Shareholders on October 6, 2021. In light of the Company GM being held in connection with the Scheme, the Company will hold an annual general meeting of Company Shareholders in the year 2022 only if the Transaction is not completed and Company Shareholders will continue to be entitled to attend and participate in such meeting.

As described in our annual proxy statement for the 2021 annual general meeting of Company Shareholders filed on July 26, 2021, Company Shareholders had the opportunity to submit proper proposals for inclusion in our proxy statement and for consideration at the annual general meeting of Company Shareholders to be held in 2022 (the “2022 annual meeting”) by submitting their proposals in writing to our Company Secretary at the Company’s principal executive offices no later than the close of business on March 28, 2022 and otherwise complying with the requirements of Rule 14a-8 of the Exchange Act.

Our articles of association provide that, for stockholder nominations to the Company Board or other proposals to be considered at an annual general meeting, the Company Shareholders must have given timely notice thereof in writing to the Company Secretary at Mimecast Limited, c/o Mimecast North America, Inc., 191 Spring Street, Lexington, Massachusetts 02421 USA, Attn: Company Secretary. To be timely, the Company Shareholders’ notice must be delivered to or mailed and received by us not earlier than the close of business on the 90th day nor later than the close of business on the 120th day prior to the anniversary date of the prior year’s annual general meeting, except that if the annual general meeting is set for a date that is more than 30 calendar days or delayed by more than 60 calendar days from such anniversary date, we must receive the notice not earlier than the 120th calendar day nor more than 90 days prior to such meeting or the 10th calendar day after public announcement of the date such meeting is first made. Assuming the date of our 2022 annual meeting is not so advanced or delayed, Company Shareholders who wish to make a proposal at the 2022 annual meeting must notify us no earlier than June 8, 2022 and no later than July 8, 2022. Such notice must provide the information required by our bylaws with respect to each matter the Company Shareholder proposes to bring before the 2022 annual meeting. If you wish to obtain a free copy of our articles of association, please contact us by telephone or by visiting the investor relations website as follows:

Mimecast Limited

Attention: Investor Relations

191 Spring Street Lexington, Massachusetts 02421

Telephone: 617-393-7074

Investor Relations Website: https://investors.mimecast.com/

HOUSEHOLDING OF PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless shareholders have notified the Company of their desire to receive multiple copies of the proxy statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact Innisfree M&A Incorporated, the proxy solicitation agent for the Company, at its address identified below. Innisfree M&A Incorporated will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Innisfree M&A Incorporated by mail at 501 Madison Avenue, 20th Floor, New York, NY 10022 or by telephone. Shareholders may call toll-free at (877) 456-3463; banks and brokers may call collect at (212) 750-5833.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. SEC filings are available electronically to the public at the SEC’s website at https://www.sec.gov. You may also access such SEC filings and other information regarding the Company through the website maintained by the Company at https://www.mimecast.com/. Any other information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, and neither the mailing nor posting of this proxy statement to Company Shareholders shall create any implication to the contrary. Neither the Company nor Buyer has authorized anyone to provide you with any additional information. The information contained in this proxy statement and the documents incorporated by reference are accurate only as of their respective dates.

The SEC allows us to “incorporate by reference” information into this proxy statement, which means incorporated documents are considered part of this proxy statement and we can disclose important information to you by referring you to those documents. The information incorporated by reference herein is an important part of this proxy statement. The information that we file later with the SEC automatically will update and supersede information contained in this proxy statement and in earlier filings with the SEC. In all cases, you should rely on the later information over different information included in this proxy statement. This proxy statement also contains summaries of certain provisions contained in Company documents described in this proxy statement, but reference is made to the actual documents for complete information. All of these summaries are qualified in their entirety by reference to the actual documents.

The Company incorporates by reference the documents listed below, which it has filed with the SEC:

•	Annual Report on Form 10-K for the fiscal year ended March 31, 2021, filed with the SEC on May 27, 2021;

•	Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021, filed with the SEC on November 2, 2021; and

•	Current Reports on Form 8-K of the Company (only to the extent “filed” and not “furnished”), filed with the SEC on August 31, 2021, October 6, 2021, November 2, 2021, and December 7, 2021.

All additional documents that each of the Company and Buyer may file with the SEC pursuant to the Exchange Act after the date of this proxy statement and prior to the Company special meetings shall also be deemed to be incorporated by reference. However, some documents or information, such as that called for by Item 2.02 and Item 7.01 of Form 8-K, or the exhibits related thereto under Item 9.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents or information is incorporated by reference into this proxy statement. Additionally, to the extent this proxy statement, or the documents or information incorporated by reference into this proxy statement, contains references to the internet websites of the Company, the information on those websites does not constitute a part of, and is not incorporated by reference into, this proxy statement.

The Company has supplied all information contained in or incorporated by reference into this proxy statement related to the Company and Buyer has supplied all information contained in or incorporated by reference into this proxy statement related to Buyer.

If you are a Company Shareholder, you can obtain any of the documents incorporated by reference through the Company or the SEC. Documents incorporated by reference are available from the Company without charge, excluding all exhibits unless such exhibits have been specifically incorporated by reference in this proxy statement. Documents incorporated by reference will not be provided to you unless requested. You may obtain documents incorporated by reference in this proxy statement free of charge by requesting them in writing, by telephone or by visiting the investor relations website as follows:

Mimecast Limited

c/o Mimecast North America, Inc.

Attention: Investor Relations

191 Spring Street Lexington,

Massachusetts 02421

Telephone: 617-393-7074

Investor Relations Website: https://investors.mimecast.com/

In addition, the Company’s annual report on Form 10-K, quarterly report on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the Company’s website at www.mimecast.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

In order to ensure timely delivery of the documents, Company Shareholders must make their requests no later than five (5) business days prior to the date of the special meetings ([●], 2022).

Any statement contained in a document incorporated or deemed to be incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated by reference into this proxy statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. You should not rely on information that purports to be made by or on behalf of the Company or Buyer other than the information contained in or incorporated by reference herein. Neither the Company nor Buyer has authorized anyone to provide you with information on behalf of the Company or Buyer, respectively, that is different from what is contained in this proxy statement.

PART 2—EXPLANATORY STATEMENT

The following section of this proxy statement explains, among other things, the effect of the Scheme of Arrangement (as defined below) and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by Article 126 of the Companies (Jersey) Law 1991. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.

INTRODUCTION

As previously announced, on December 7, 2021, Magnesium Bidco Limited entered into a Transaction Agreement (the “Transaction Agreement”) with Mimecast Limited pursuant to which Magnesium Bidco Limited will acquire Mimecast Limited in a transaction which is referred to as the “Transaction” or the “Acquisition.”

Capitalized terms used but not defined in this “Part 2—Explanatory Statement” or in the preceding portion of this proxy statement have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement”.

Your attention is drawn to the section of this proxy statement captioned “The Transaction—Recommendation of the Special Committee and the Company Board and Reasons for the Transaction” beginning on page [●] which sets forth certain reasons (not intended to be exhaustive and which may not include all of the factors considered by the Board) why the Board (i) approved and declared advisable the Transaction Agreement, the transactions contemplated by the Transaction Agreement, and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme), (ii) declared that it was in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme on the terms and subject to the conditions set forth in the Transaction Agreement, and (iii) recommended that the Company Shareholders vote in favor of the Acquisition to be made by way of the Scheme at the Scheme Meeting and in favor of the resolutions at the Company GM. In considering the recommendation of the Special Committee and the Company Board, you should be aware that directors and executive officers of Mimecast have interests in the Acquisition that are in addition to, or different from, any interests they might have as Company Shareholders. For additional details, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●] of this proxy statement.

THE TRANSACTION

The Transaction is to be implemented by means of a Court-sanctioned scheme of arrangement (the “Scheme”) between Mimecast and the Company Shareholders, under Part 18A of the Companies Law. Implementation of the Scheme requires approval of the Scheme by the Company Shareholders at the Scheme Meeting and the passing of the Special Resolution at the Company GM being held in connection with the Scheme. The Scheme also requires the sanction of the Court. The Scheme is set out in full in Part 3 of this proxy statement titled “The Scheme of Arrangement.”

The purpose of the Scheme is to provide for Magnesium Bidco Limited or its nominee(s) to acquire the entire issued and to be issued ordinary share capital of Mimecast. This is to be achieved by Magnesium Bidco Limited or its nominee(s) acquiring the Company shares held by the Company Shareholders as of the Scheme Record Time (as defined in the Scheme of Arrangement), in consideration for which Magnesium Bidco Limited will pay, subject to any required withholding of taxes, $80.00 to the Company Shareholders in exchange for each Company share transferred.

Before the Court’s sanction can be sought for the Scheme, the Scheme requires approval by the Company Shareholders at the Scheme Meeting. The Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting). Approval of the Scheme is required for consummation of the Acquisition. For purposes of ensuring that there is more than one Company shareholder of record, certain Company Shareholders have effected transfers of some of their Company shares such that such Company Shareholders directly hold a number of Company shares. See “The Transaction Agreement—Irrevocable Undertakings” beginning on page [●] for additional information. The Scheme will also require, among other things, approval by the Company Shareholders of the Special Resolution being proposed at the Company GM.

The Scheme and the Transaction are subject to a number of conditions which are summarized in the section captioned “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page [●].

Provided the conditions are satisfied or, to the extent applicable, waived, the Scheme will become effective upon delivery to the Registrar of Companies of a copy of the Court Order sanctioning the Scheme. Upon the Scheme becoming effective, it will be binding on all Company Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the Company GM. It is expected that the Scheme will become effective and that the Acquisition will be completed in the first half of 2022.

CONDITIONS

See “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page [●] for information regarding conditions to complete the acquisition.

SCHEME MEETING AND COMPANY GM

Date, Time, Place and Purpose of the Scheme Meeting

The special meeting of Company Shareholders (and any adjournment or postponement thereof) ordered by the Royal Court of Jersey (the “Court”) will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time), unless adjourned or postponed (the “Scheme Meeting”). At the Scheme Meeting, the Company Shareholders will be asked to vote to approve the Scheme.

At the Scheme Meeting, voting will be by poll and each Company Shareholder present (in person or by proxy) will be entitled to one vote for each Company Share held as of the Voting Record Time. The Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).

It is important that, for the Scheme Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of opinion of the Company Shareholders. You are therefore strongly urged to sign and return your proxy for the Scheme Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you as a Company Shareholder from attending, voting and speaking at either the Scheme Meeting or the Company GM, or any adjournment or postponement thereof, in if you are entitled to do so.

Notice of the Scheme Meeting is set out at the front of this proxy statement. Entitlement to vote at the meeting will be determined by reference to the register of members as of the Voting Record Time. For additional details, see “The Special Meetings of Company Shareholders—Voting Your Company Shares” and “The Special Meetings of Company Shareholders—Voting Company Shares Held in Street Name” beginning on page [●].

Date, Time, Place and Purpose of the Company GM

The Company GM of Company Shareholders (and any adjournment or postponement thereof) to consider and if thought fit pass the Company Shareholder Proposals (as defined below) will be held at Mimecast’s offices located at 1 Finsbury Avenue, London EC2M 2PF, United Kingdom on [●], 2022 at [●] (London Time), unless adjourned or postponed (the “Company GM” and, together with the Scheme Meeting, the “Meetings” or the “special meetings”), or, if the Scheme Meeting has not concluded by [●] (London Time), as soon as possible after the conclusion of the Scheme Meeting. At the Company GM, the Company Shareholders will be asked to vote to approve two resolutions summarized as follows: firstly, to approve a special resolution (the “Special Resolution” or the “Scheme and Articles Amendment Proposal”) to authorize the directors of the Company to take all such action as they may consider necessary or appropriate for carrying the Scheme into full effect and to alter the Company’s articles of association (the “Company Articles”); and secondly, an ordinary resolution to approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” (the “Compensation Proposal” and, together with the Scheme and Articles Amendment Proposal, the “Company Shareholder Proposals”).

At the Company GM, the requisite shareholder approval of each of the resolutions depends on whether it is an “ordinary resolution” (i.e., the Compensation Proposal), which requires the approval of at least a majority of the votes cast by Company Shareholders present and voting (in person or by proxy), or a “special resolution” (i.e., the Scheme and Articles Amendment Proposal), which requires the approval by three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Company GM (or at any adjournment or postponement of such meeting).

It is proposed, pursuant to the Special Resolution, that the Articles of Association of the Company be amended to ensure that any Company shares that are issued on or after the Voting Record Time to persons other than Buyer or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by Buyer and/or its nominee(s) for the Per Share Consideration.

Entitlement to Vote at the Scheme Meeting and Company GM; Quorum

Shareholders whose names appear in the register of shareholders of Mimecast are referred to as “shareholders of record”. Shareholders of record as of the Voting Record Time (as defined below) are entitled to attend and vote at the Scheme Meeting or they may appoint another person or persons, whether a shareholder of Mimecast or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Scheme Meeting.

Shareholders whose interests in Company shares are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders”. If you are a beneficial owner, only your broker, bank, trustee or other nominee can vote your Company shares and the vote cannot be cast unless you provide instructions to your broker, bank, trustee or other nominee or obtain a legal proxy from your broker, bank, trustee or other nominee. You should follow the directions provided by your broker, bank, trustee or other nominee regarding how to instruct such person to vote your Company shares.

Two or more Company Shareholders present in person who are entitled to vote and who represent between them not less than one third of the Company shares in issue as at the record date of the meeting will constitute a quorum.

Proxies

Shareholders of record will receive two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You are encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible. Beneficial holders will receive voting instructions applicable to each special meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or nominee to vote their beneficially held shares.

You may change your vote before your proxy is voted at the Scheme Meeting or before your proxy is voted at the Company GM. If you are a shareholder of record, you can do this in one of four ways:

•	sign and return by mail a valid form of proxy for the applicable special meeting with a later date so that it is received prior to [●] (London Time) on [●], 2022;

•

before the applicable special meeting, provide written notice that you have revoked your proxy for the applicable special meeting to the Company’s General Counsel and Company Secretary, so that it is received by [●] (London Time) on [●], 2022 at the following address:

Mimecast Limited

c/o Mimecast North America, Inc.

Attention: General Counsel and Company Secretary

191 Spring Street

Lexington, Massachusetts 02421 USA

•	submit revised voting instructions over the internet by following the instructions set forth on the applicable form of proxy; or

•	attend the applicable special meeting and vote in person.

If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

If you fail to make a specification on your form of proxy as to how you want your Company shares voted before signing and returning it, if you appoint the chairman of the meeting as your proxy the chairman will vote your Company shares “FOR” the Scheme, “FOR” the Special Resolution and “FOR” the Compensation Proposal.

The Board is not currently aware of any business to be acted upon at the Meetings other than the matters described in this proxy statement. If, however, other matters are properly brought before the Meetings, the persons appointed as proxies will have discretion to vote or act on those matters, and where the chairman of the meeting is appointed proxy the chairman will exercise such discretion as in their judgment is in the best interest of Mimecast and its Company Shareholders.

Solicitation of Proxies

The Company will bear the cost of soliciting proxies from Company Shareholders. The Company has retained Innisfree M&A Incorporated to assist in soliciting proxies. Under the terms of the agreement with Innisfree M&A Incorporated, the Company will pay them a fee of up to $200,000. The Company will also reimburse Innisfree M&A Incorporated for certain expenses incurred by them. The Company and its agents will solicit proxies by mail. In addition, the directors, officers and employees of the Company, without additional compensation, and the employees of Innisfree M&A Incorporated may solicit proxies from Company Shareholders by electronic communication, or in person. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of Company shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

SANCTION OF THE SCHEME OF ARRANGEMENT BY THE COURT

Under the Companies Law, the Scheme also requires the sanction of the Court. The hearing by the Court to sanction the Scheme is currently expected to be held on a date in the first half of 2022, subject to the prior satisfaction or waiver of the other conditions set out in the section of this proxy statement titled “The Transaction

Agreement—Conditions to Complete the Transaction” beginning on page [●]. Company Shareholders are entitled to attend and be heard at the Court Hearing, either in person or through a Jersey advocate, to support or oppose the Scheme. The address of the Court is Royal Court House, Royal Square, St Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. The Company will disclose the date of the Court Hearing by public announcement and SEC filing after it has been scheduled and not less than [●] days before the Court Hearing.

Following sanction of the Scheme by the Court, the Scheme will become effective in accordance with its terms upon a copy of the Court order being delivered to the Registrar of Companies.

Upon the Scheme becoming effective, it will be binding on all Company Shareholders holding Scheme Shares at the Scheme Record Time (including Cede & Co. who holds Scheme Shares as a nominee and so a legal owner of Company shares), irrespective of whether or not they attended or voted in favor of, or against, the Scheme at the Scheme Meeting or in favor of, or against, or abstained from voting on the Special Resolution at the Company GM.

At the Effective Time and in consideration of the transfer of Company shares to Buyer and/or its affiliate, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $80.00 per Company share that is outstanding immediately prior to the Effective Time, subject to required withholding taxes. Further information on the payment of the consideration can be found in the sections of this proxy statement titled “The Transaction Agreement—Per Share Consideration to Company Shareholders” beginning on page [●] and “The Transaction Agreement—Exchange Procedures” beginning on page [●].

If the Scheme does not become effective by [●], 2022 (or such later date permitted by the terms of the Transaction Agreement, as may be agreed in writing by Mimecast and Magnesium Bidco Limited and as the Court may approve (if such approval is required)), the Scheme will not become effective.

BOARD OF DIRECTORS, MANAGEMENT AND EMPLOYEES

General

Upon the Scheme becoming effective, all of the Company’s directors intend to resign from the Board and one or more persons affiliated with Buyer will be appointed to the Board.

Employment and Benefits Matters

Pursuant to the terms of the Transaction Agreement, for a period of not less than twelve (12) months after the Closing Date, Buyer has agreed to, or to cause one of its affiliates to, provide each employee of Mimecast and its subsidiaries who are employed as of the Effective Time (“Continuing Employees”) with (i) base salary or base hourly rates, severance and target annual cash bonus opportunities that, in each case, are not less favorable than the base salary or base hourly rates, severance and target cash bonus opportunities provided to each such Continuing Employee immediately prior to the Closing Date (or, if more favorable to such Continuing Employee, the compensation and benefits provided to similarly situated employees of Buyer and its affiliates), and (ii) employee benefits that are no less favorable in the aggregate to those provided to each such Continuing Employee immediately prior to the Closing Date (in each case without regard to any retention, change in control, stay, transaction, new hire, or similar non-routine compensation or compensation opportunities, or equity or equity-based compensation or compensation opportunities).

Buyer has also agreed that, for a period of not less than twelve (12) months after the Closing Date, it will assume and honor, and will cause Mimecast and their respective subsidiaries to assume and honor, certain employee agreements and severance plans and the terms of Mimecast’s severance guidelines and provide the severance payments and benefits required thereunder to be provided to any Continuing Employee terminated during such twelve (12) month period.

In addition, Buyer has agreed that Buyer or one of its affiliates will recognize the service of each Continuing Employee for all purposes, including eligibility to participate, levels of benefits and vesting (including, for the avoidance of doubt, Superannuation Arrangements of or made available by Buyer, Mimecast or its subsidiaries, but excluding benefit accruals under any defined benefit pension plan) under any employee benefit plan in which any Continuing Employee is or becomes eligible to participate but solely to the extent service was credited to such employee for such purposes under a comparable benefit plan of Mimecast or its subsidiaries immediately prior to the Closing Date and to the extent that such credit would not result in a duplication of benefits. Buyer has also agreed to assume any and all vacation and paid time off balances of Continuing Employees. With respect to each Buyer benefit plan, Buyer will use commercially reasonable efforts to (i) waive all limitations with respect to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such Buyer benefit plan for each Continuing Employee and his or her eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the comparable benefit plan of Mimecast or its subsidiaries in which such Continuing Employee (or his or her eligible dependents) was a participant immediately prior to his or her commencement of participation in such Buyer benefit plan; provided, however, that for purposes of clarity, to the extent such benefit coverage includes eligibility conditions based on periods of employment, the immediately preceding sentence will control, and (ii) provide each Continuing Employee and his or her eligible dependents with credit for any co-payments and deductibles paid in the calendar year that, and prior to the date that, such Continuing Employee commences participation in such Buyer benefit plan in satisfying any applicable co-payment, deductible, or out-of-pocket maximum requirements under such Buyer benefit plan for the applicable calendar year, to the extent that such expenses were recognized for such purposes under the comparable benefit plan of Mimecast or its subsidiaries.

Directors’ and Officers’ Interests

Mimecast executive officers and directors have interests in the Transaction that are different from, or in addition to, those of Company Shareholders more generally. For more information, please see the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page [●]. If the Scheme is approved, the Company shares held by the Company’s directors and executive officers will be treated in the same manner as Company shares held by all other shareholders.

EQUITY AWARD HOLDERS

Treatment of Company Equity Awards

The Transaction Agreement provides that Mimecast’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:

•

Each Vested Company Option will be canceled and extinguished and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Vested Company Option, by (ii) the aggregate number of Company shares underlying such Vested Company Option immediately prior to the Effective Time, subject to required withholding taxes.

•

Each Unvested Company Option will automatically be converted into and substituted with a cash award in an amount equal to the product obtained by multiplying (i) the excess, if any, of the Per Share Consideration over the per-share exercise price of such Unvested Company Option, by (ii) the aggregate number of Company shares underlying such Unvested Company Option immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company Option as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

•

Each Company Option that is outstanding immediately prior to the Effective Time that has a per-share exercise price that is equal to or greater than the Per Share Consideration will be automatically canceled as of the Effective Time for no consideration.

•

Each Vested Company RSU will be canceled and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the Per Share Consideration by (ii) the aggregate number of Company shares subject to such Vested Company RSU, subject to required withholding taxes.

•

Each Unvested Company RSU will be automatically converted into and substituted with a cash award in an amount equal to the product obtained by multiplying (i) the Per Share Consideration, by (ii) the aggregate number of Company shares underlying such Unvested Company RSU immediately prior to the Effective Time. Such cash award will remain subject to the same time-vesting terms and conditions that applied to the substituted Unvested Company RSU as in effect immediately prior to the Effective Time, including the requirement of continued service with Buyer or its affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the cash award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its affiliates.

The Transaction Agreement provides that each of the following Company Options will be deemed to be Vested Company Options and each of the following Company RSUs will be deemed to be Vested Company RSUs: (i) the portion of each Company Option or Company RSU that is outstanding and vested as of immediately prior to the Effective Time or that will become vested by its terms and without further action by the Company as a result of the Transaction, (ii) one hundred percent (100%) of the Board Equity Awards, and (iii) with respect to each Company Option and Company RSU that is outstanding as of the date of the Transaction Agreement (other than any Board Equity Award and certain other equity awards specified in the Transaction Agreement, which have separate contractual provisions relating to a change in control of the Company), twenty-five percent (25%) of the portion of such award that is unvested as of immediately prior to the Effective Time, with such twenty-five (25%) to be applied pro rata across each of such holder’s unvested and outstanding Mimecast equity awards, by grant date, award type, and vesting date.

Treatment of Company ESPP

In accordance with the terms of the Transaction Agreement, on December 7, 2021, the Company Board adopted resolutions providing that, with respect to the Mimecast Limited 2015 Employee Share Purchase Plan (the “Company ESPP”), (i) effective as of the date of the Transaction Agreement, the Company ESPP is suspended such that no new offering periods will commence following the date of the Transaction Agreement, (ii) the offering period in effect as of the date of the Transaction Agreement will end on the earlier of its regular end date and fourteen (14) business days prior to the Effective Time, (iii) the Company ESPP will, contingent upon the occurrence of the Closing, be terminated on the date immediately prior to the date on which the Effective Time occurs and no further rights shall be granted or exercised under the Company ESPP thereafter, and (iv) Mimecast will promptly refund all participant contributions remaining in the Company ESPP after processing the purchase of Company shares under the Company ESPP.

TAXATION

The section entitled “Material Tax Consequences of the Proposed Transaction” beginning on page [●] sets forth the material tax consequences of the proposed Transaction.

OVERSEAS SHAREHOLDERS

This explanatory statement has been prepared for purposes of complying with the laws of Jersey and the United States and the rules of the Securities and Exchange Commission, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Jersey and the United States.

As regards overseas Company Shareholders of Mimecast based outside of Jersey and the United States (“Overseas Shareholders”), the Transaction may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

Overseas Shareholders are encouraged to consult their local tax and legal advisors.

ACTION TO BE TAKEN

See “The Special Meetings of Company Shareholders” beginning on page [●] for a summary of the actions to be taken.

FURTHER INFORMATION

The terms of the Scheme are set out in full in Part 3 (The Scheme of Arrangement) of this proxy statement. Your attention is drawn to the conditions and further terms of the Acquisition set out in the remaining parts of this document, all of which form part of this explanatory statement.

PART 3—THE SCHEME OF ARRANGEMENT

Annex A

Execution Version

TRANSACTION AGREEMENT

by and between

MAGNESIUM BIDCO LIMITED

and

MIMECAST LIMITED

December 7, 2021

CONFIDENTIAL

i

CONFIDENTIAL

ii

CONFIDENTIAL

Exhibit A – Form of Scheme of Arrangement

iii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of December 7, 2021, is by and between MAGNESIUM BIDCO LIMITED, a private limited company incorporated in England & Wales (“Buyer”), and MIMECAST LIMITED, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company” and, together with Buyer, the “Parties”).

WHEREAS, the Parties intend that the Company Ordinary Shares be acquired by Buyer on the terms and subject to the conditions set out in this Agreement with the effect that Buyer will acquire the entire issued share capital of the Company (the “Transaction”), pursuant to the Scheme of Arrangement, the Offer or the Merger (as the case may be);

WHEREAS, the Company Board has (i) determined that the Transaction and the Scheme of Arrangement are in the best interests of the Company and the Company Shareholders, and declared it advisable to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction and the Scheme of Arrangement, and (iii) resolved to recommend the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolutions by the Company Shareholders;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to each Party’s willingness to enter into this Agreement, each of Permira VIII - 1 SCSp, Permira VIII - 2 SCSp, ACP 2021 Discovery I, L.P., ACP 2021 Discovery II, L.P., ACP 2021 Discovery III, L.P., RV AIP S.C.S. SICAV-SIF, solely in respect of RV AIP S.C.S. SICAV-SIF –TF 5 Co-Investments, Whitehaven Investment Pte. Ltd., Redwood Opportunities SCSp, HarbourVest Centre Street Co-Investment Fund L.P., SMRS-TOPE LLC, HarbourVest Partners Co-Investment VI Aggregator L.P., HarbourVest Finance Street II L.P., and Vanguard HarbourVest 2020 Private Equity Fund L.P. (each, an “Equity Investor”) is entering into an equity financing commitment letter in favor of Buyer (collectively, the “Equity Commitment Letters”), pursuant to which the Equity Investors have committed, subject to the terms and conditions therein, to invest in Buyer the amounts set forth therein, and (ii) each of the Equity Investors is entering into a fee funding agreement in favor of the Company (collectively, the “Fee Funding Agreements”) with respect to the obligations of Buyer under this Agreement;

WHEREAS, (i) the Board of Directors (or equivalent) of each of the Company and Buyer has (A) determined that this Agreement and the Transaction are advisable and in the best interests of its respective shareholders, (B) approved the Transaction on the terms and subject to the conditions set forth herein, and (C) adopted and approved this Agreement, and (ii) the Company Board has recommended that the shareholders of the Company approve the Scheme of Arrangement and pass the Company Shareholder Resolutions; and

WHEREAS, the Company and Buyer desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company and Buyer agree as follows:

ARTICLE 1

THE TRANSACTION

Section 1.01 The Transaction. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Laws of the Bailiwick of Jersey, the Companies Law, and the terms of the Scheme of Arrangement: (i) all of the Company Ordinary Shares then outstanding shall be transferred

1

from the Company Shareholders to Buyer (or an Affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement); and (ii) the Company Shareholders shall be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $80.00 per Company Ordinary Share that is outstanding immediately prior to the Effective Time (the “Consideration”).

Section 1.02 Closing. The closing of the Transaction (the “Closing”) shall take place via electronic document exchange or at the offices of Goodwin Procter LLP located at 100 Northern Avenue Boston, MA 02210 on a date to be agreed upon by Buyer and the Company that is no later than the fifth (5th) Business Day or, if earlier, the End Date, following the date on which the satisfaction or waiver (to the extent permitted hereunder) of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) occurs, or at such other place, date and time as the Company and Buyer may agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.” The Closing shall be deemed to have occurred as of 12:01 a.m., Eastern Time on the Closing Date.

Section 1.03 Effective Time. On the Closing Date, the Scheme of Arrangement shall become effective at such time as an Act of the Royal Court of Jersey (the “Court”) sanctioning the Scheme of Arrangement (such order, the “Court Order”) has been delivered to the Registrar of Companies in Jersey for registration (such date and time is hereinafter referred to as the “Effective Time”).

ARTICLE 2

TRANSFER OF COMPANY ORDINARY SHARES; EXCHANGE PROCEDURES

Section 2.01 Transfer of Company Ordinary Shares. At the Effective Time, all Company Ordinary Shares then outstanding shall be transferred from the Company Shareholders in accordance with the provisions of the Scheme of Arrangement, Section 1.01, this Section 2.01 and Section 2.02, and the Company Shareholders shall cease to have any rights with respect to the Company Ordinary Shares, except their rights under the Scheme of Arrangement, including the right to receive the Consideration. At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Ordinary Shares under the Scheme of Arrangement to Buyer (or an Affiliate of Buyer designated by Buyer prior to the filing of the Scheme of Arrangement with the Court), following which the Company shall be a wholly owned subsidiary of Buyer or such Affiliate of Buyer.

Section 2.02 Exchange Procedures.

(a)

(i) Prior to the Closing, Buyer shall (A) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as exchange agent for the payment of the Consideration (“Exchange Agent”) and (B) enter into an exchange agent agreement, in form and substance reasonably acceptable to the Company, with such Exchange Agent. On the Closing Date, Buyer shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Company Shareholders, cash in an amount equal to the aggregate Consideration. All cash deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Exchange Fund”.

(ii) As promptly as reasonably practicable after the Effective Time, and in any event within three (3) Business Days after the Effective Time, Buyer shall direct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Company Ordinary Shares (the “Certificates”) or non-certificated Company Ordinary Shares represented by book-entry (the “Book-Entry Shares”) that is entitled to receive the Consideration pursuant to Section 1.01 a letter of transmittal, which shall be in such form and have such other provisions as Buyer and the Exchange

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Agent may reasonably specify. The Exchange Agent agreement shall require that each holder of Company Ordinary Shares that have been converted into the right to receive the Consideration shall be entitled to receive the Consideration in respect of the Company Ordinary Shares represented by a Certificate, within two (2) Business Days upon delivery to the Exchange Agent of a duly completed and validly executed letter of transmittal, or receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares, and, in each case, delivery to the Exchange Agent of such other documents as may be reasonably requested by the Exchange Agent. The Exchange Agent shall accept such letters of transmittal, “agent’s message” with respect to Book-Entry Shares or other documents upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect orderly payments of the Consideration in accordance with normal exchange practices. If payment of the Consideration is to be made to a person other than the person in whose name the Certificate is registered, it shall be a condition precedent to payment that the person requesting such payment shall have paid (and provided all requested documentation thereof) any transfer and other similar Taxes required by reason of the payment of the Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Buyer and the Exchange Agent that such Tax either has been paid or is not required to be paid. Payment of the Consideration with respect to Book-Entry Shares shall only be made to the person in whose name such Book-Entry Shares are registered. Each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Consideration as contemplated by this Article 2, without interest thereon. Any portion of the Exchange Fund which has not been transferred to the holders of Company Ordinary Shares within twelve (12) months of the Effective Time shall be delivered to Buyer or its designee(s) promptly upon request by Buyer, it being understood that no such delivery shall affect any legal right that a Company Shareholder may have to receive the Consideration. None of Buyer, the Company or the Exchange Agent or any of their respective Affiliates or Representatives or agents shall be liable to any Person in respect of any Consideration (or dividends or distributions with respect thereto) from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(b) At the Effective Time, the share transfer books of the Company shall be closed and thereafter (other than to record the transfer of Company Ordinary Shares to Buyer or its designate in accordance with this Agreement) there shall be no further registration of transfers of Company Ordinary Shares on the records of the Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to the Company Ordinary Shares formerly represented thereby except as otherwise provided for herein. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Buyer, the Company or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Agreement.

(c) In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof (such affidavit to be in a form reasonably satisfactory to Buyer and the Exchange Agent), the Consideration payable in respect thereof pursuant to Section 1.01; provided, however, that Buyer may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such reasonable and customary amount as Buyer may direct as indemnity against any claim that may be made against Buyer and its Subsidiaries or the Exchange Agent with respect to the Certificate alleged to have been lost, stolen or destroyed.

Section 2.03 Company Equity Awards; ESPP.

(a) Immediately prior to the Effective Time, by virtue of the Transaction and without any action on the part of the holders thereof, each Vested Company Share Option that is outstanding and unexercised immediately prior to the Effective Time shall be canceled and extinguished and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Consideration over the per share exercise price of such Vested Company Share Option, by (ii) the aggregate number of Company Ordinary Shares that were issuable upon exercise of such Vested Company Share Option immediately prior to the Effective Time (such product, the “Option Cash Amount”). From and after the

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Effective Time, the holder of any canceled Vested Company Share Option shall only be entitled to receive the Option Cash Amount in respect of such canceled Vested Company Share Option. At or prior to the Effective Time, Buyer shall deposit, or cause to be deposited, funds sufficient to pay the aggregate Option Cash Amount to an account identified by the Company prior to the Effective Time. Payments of the Option Cash Amount shall be made by Buyer or an Affiliate of Buyer as promptly as reasonably practicable (but in any event no later than five (5) Business Days) after the Effective Time, without interest. All payments provided pursuant to this Section 2.03(a) shall be made through the Company’s or its Affiliates’ payroll and equity award maintenance systems, subject to withholding in accordance with the provisions of Section 2.04. Each Vested Company Share Option that is outstanding immediately prior to the Effective Time that has a per-share exercise price that is equal to or greater than the Consideration will be automatically canceled as of the Effective Time for no consideration.

(b) Immediately prior to the Effective Time, by virtue of the Transaction and without any action on the part of the holders thereof, each outstanding Vested Company RSU Award shall be canceled and extinguished and automatically converted into the right to receive from Buyer an amount in cash equal to the product obtained by multiplying (i) the aggregate number of Company Ordinary Shares subject to such Vested Company RSU Award by (ii) the Consideration (such amounts payable hereunder, the “RSU Award Payments”). From and after the Effective Time, the holder of any canceled Vested Company RSU Award shall only be entitled to receive the RSU Award Payment in respect of such canceled Vested Company RSU Award. At or prior to the Effective Time, Buyer shall deposit, or shall cause to be deposited, funds sufficient to pay the aggregate RSU Award Payments to an account identified by the Company prior to the Effective Time. Payments of RSU Award Payments shall be made by Buyer or an Affiliate of Buyer as promptly as reasonably practicable (but in any event no later than five (5) Business Days) after the Effective Time, without interest; provided that such payment shall be made at such other time or times following the Effective Time consistent with the terms of the Vested Company RSU Award to the extent necessary to avoid the imposition of additional tax under Section 409A of the Code. All payments provided pursuant to this Section 2.03(b) shall be made through the Company’s or its Affiliates’ payroll and equity award maintenance systems, subject to withholding in accordance with the provisions of Section 2.04.

(c) Immediately prior to the Effective Time, each Company Share Option and each Company RSU Award (or portion thereof) that is outstanding as of immediately prior to the Effective Time and is not Vested shall, as of the Closing, be converted into and substituted with a Cash Award pursuant to the terms of the applicable Company Share Plan. Such Cash Award will remain subject to the same time-vesting terms and conditions that applied to the substituted Company Share Option or Company RSU Award, as applicable, as in effect immediately prior to the Closing, including the requirement of continued service with Buyer or its Affiliates through the applicable vesting date, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, as long as the applicable portion of the Cash Award became or becomes vested prior to the applicable holder’s termination of service with Buyer and its Affiliates. Subject to the foregoing, each Cash Award shall be subject to vesting, payment and other terms and conditions that are no less favorable to the holder thereof than the vesting, payment and other terms and conditions that applied to the corresponding award to which it relates as of immediately prior to the Effective Time, and shall comply with Section 409A of the Code, to the extent applicable.

(d) As soon as practicable following the date hereof, the Company Board (or, if appropriate, any committee administering the ESPP) shall adopt such resolutions or take such other actions as necessary to provide that, with respect to the ESPP, (i) the ESPP shall be suspended such that no new offering periods will commence following the date of this Agreement, (ii) the offering period in effect as of the date hereof will end on the earlier of its regular end date and fourteen (14) Business Days prior to the Effective Time, (iii) the ESPP will, contingent upon the occurrence of the Closing, be terminated on the date immediately prior to the date on which the Effective Time occurs and no further rights shall be granted or exercised under the ESPP thereafter, and (iv) the Company will promptly refund all participant contributions remaining in the ESPP after processing the purchase of Company Ordinary Shares under the ESPP.

(e) As soon as reasonably practicable following the date hereof and in any event prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the Company Share Plans or the ESPP)

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shall adopt such resolutions that are necessary for the treatment of the Company Equity Awards, the Cash Awards, and the ESPP pursuant to this Section 2.03, which resolutions will also provide that such Company Equity Awards shall terminate conditioned upon, and effective immediately after, the Effective Time.

Section 2.04 Withholding Rights. Buyer, the Company, any of their respective affiliates, and any other person shall be entitled to deduct and withhold from any consideration or other amount otherwise payable pursuant to this Agreement or the Scheme of Arrangement such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Tax Law in any applicable jurisdiction; provided that Buyer, the Company, or any of their respective affiliates, if applicable, will, except with respect to withholding on compensatory payments, (a) provide reasonable advance notice of any such withholding or deduction and (b) cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding). To the extent that amounts are so withheld and duly and timely remitted to the applicable Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Section 2.05 Company and Buyer Actions Prior to and at Closing.

(a) On or prior to the Closing Date, the Company shall procure that a meeting of the Company Board (or a duly authorized committee thereof) is held at which resolutions are passed (conditional upon the delivery of the Court Order to the Registrar of Companies in Jersey for registration and effective as of the Effective Time) approving:

(i) the transfer to Buyer of the Company Ordinary Shares provided to be transferred under the Scheme of Arrangement and the registration as a member of such person(s) in accordance with the Scheme of Arrangement in respect of such Company Ordinary Shares;

(ii) the removal or resignation of the directors of the Company notified by Buyer to the Company;

(iii) the removal or resignation of the secretary and/or corporate administrator to the Company (if determined and notified by the Buyer to the Company);

(iv) the appointment of such persons as Buyer shall determine as the directors of the Company.

(b) On or prior to the Closing Date, Buyer shall procure that a meeting of the board of directors of Buyer or equivalent governing body (or a duly authorized committee thereof) is held at which resolutions are passed (conditional upon the delivery of the Court Order to the Registrar of Companies in Jersey for registration and effective as of the Effective Time) approving the payment of the Consideration to the Exchange Agent, for the benefit of the Company Shareholders.

(c) On the Closing Date, the Company shall:

(i) deliver the Court Order to the Registrar of Companies in Jersey for registration with a copy to Buyer;

(ii) deliver to Buyer a certified copy of the resolutions referred to in Section 2.05(a);

(iii) deliver to Buyer a letter of resignation (or evidence of removal) from each director who resigns (or is removed) in accordance with Section 2.05(a)(ii);

(iv) deliver to Buyer a letter of resignation (or evidence of removal) from each relevant person who resigns (or is removed) in accordance with Section 2.05(a)(iii); and

(v) deliver to Buyer all Certificates received by the Company in respect of the Company Ordinary Shares (if any) transferred to Buyer in accordance with the Scheme of Arrangement; provided that to the extent any such Certificates are received after the Closing Date, delivery to Buyer shall be made as promptly as reasonably practicable thereafter.

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Section 2.06 Further Assurances. If at any time before or after the Effective Time, Buyer or the Company reasonably believes that any further instruments, deeds, documents, conveyances or assignments are reasonably necessary to consummate the Transaction, then Buyer and the Company and their respective officers and directors shall execute and deliver all such proper instruments, deeds or assignments reasonably necessary to consummate the Transaction and to carry out the intent and purposes of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Documents (so long as such documents are publicly available via the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or have been Made Available to Buyer) and other than any statements (i) solely in the “Risk Factors” sections of such Company SEC Documents, except to the extent such information consists of factual and/or historical statements and (ii) in any forward-looking statements in such Company SEC Documents or other disclosures that are cautionary, predicative, forward-looking or speculate about future developments, it being understood that any matters disclosed in such filings shall not be deemed disclosed for purposes of Sections 3.01, 3.02, 3.04, 3.05, 3.23, 3.24 or 3.26, or (b) as set forth in the Company Disclosure Schedule (it being agreed that disclosure of any item in any Section or Subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other Section or Subsection of the Company Disclosure Schedule where the relevance of such item is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Buyer as follows:

Section 3.01 Corporate Existence and Power. The Company is a public limited company duly incorporated, validly existing and in good standing under the Laws of the Bailiwick of Jersey and has all corporate powers required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has Made Available to Buyer complete and correct copies of: (i) the Company’s memorandum and articles of association (the “Company Articles of Association”); and (ii) the Company’s consent to issue shares as issued under the Control of Borrowing (Jersey) Order 1958 (the “COBO Consent”), each as currently in effect. Each of the Company Articles of Association and COBO Consent is in full force and effect and the Company is not in violation of the Company Articles of Association or COBO Consent in any material respect.

Section 3.02 Corporate Authorization.

(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and each other document to be entered into by the Company in connection with the transactions contemplated hereby (together with this Agreement, the “Company Transaction Documents”) and, subject to Section 3.03, upon receipt of the Company Shareholder Approval and the Court Order, will have the requisite corporate power and authority to consummate the transactions contemplated hereby and thereby, including the Transaction. The execution, delivery and performance of this Agreement and the other Company Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company Board and, except for the Company Shareholder Approval and the filing of the required documents and other actions in connection with the Scheme of Arrangement with, and subject to receipt of the required sanctioning of the Scheme of Arrangement by, the Court, no other corporate action on the part of the Company or vote of the Company Shareholders is necessary to authorize the execution and delivery by the Company of this Agreement and the other Company Transaction Documents and the consummation of the Transaction. Each of the Company Transaction Documents has been duly and validly executed and delivered by the Company and, assuming each such Company Transaction Document has been duly authorized, executed and delivered by each other counterparty thereto, each of the Company Transaction Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject to (A) the effect of bankruptcy, insolvency, reorganization, receivership, administration, arrangement, moratorium or other Laws affecting or relating to creditors’ rights generally or

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(B) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (the “Enforceability Exceptions”).

(b) The Company Board has duly and validly adopted resolutions (i) approving and declaring advisable this Agreement, the other Company Transaction Documents and the transactions contemplated hereby (including the Transaction, the Scheme of Arrangement and the other transactions contemplated hereby) and thereby, (ii) declaring that it is in the best interests of the Company Shareholders that the Company enter into this Agreement and consummate the Transaction, the Scheme of Arrangement and the other transactions contemplated hereby on the terms and subject to the conditions set forth herein, and (iii) directing that an application be made to the Court pursuant to the Scheme of Arrangement. The Company Board has further resolved that it will, subject to Section 5.03, recommend that the Company Shareholders vote in favor of all the resolutions comprising the Company Shareholder Approval at a duly held meeting of such shareholders for such purposes (such recommendation referred to herein as the “Company Recommendation”). None of the aforementioned resolutions, as of the date hereof, have been rescinded, modified or withdrawn in any way.

Section 3.03 Governmental Authorization. Other than in connection with or in compliance with (i) the Companies Law, (ii) the U.S. Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (the “Exchange Act”), (iii) the U.S. Securities Act of 1933, and the rules and regulations promulgated thereunder (the “Securities Act”), (iv) the rules and regulations of The Nasdaq Global Select Market (“Nasdaq”), (v) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder (the “HSR Act”), (vi) CFIUS Laws and Regulations and (vii) the National Security and Investment Act 2021of the United Kingdom (the “Foreign Investment Laws”) and the antitrust, competition or similar Laws set forth in Section 3.03 of the Company Disclosure Schedule, and, subject to the accuracy of the representations and warranties of Buyer in Section 4.02(b), no authorization, consent, Order, license, permit or approval of, or registration, declaration, notice or filing with, or notice to, any Governmental Authority is necessary, under Applicable Law, for the execution, delivery and performance of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for such authorizations, consents, Orders, licenses, permits, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.04 Non-contravention. The execution, delivery and performance by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) result in any loss, suspension, limitation or impairment of any right of the Company or any of its Subsidiaries to own or use any assets or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, cancellation, first offer, first refusal, modification, acceleration or other change of any material obligation or to the loss of a material benefit under any Company Material Contract binding upon the Company or any of its Subsidiaries or by which or to which any of their respective properties, rights or assets are bound or subject, or result in the creation of any liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind (each, a “Lien”) (other than Permitted Liens and any Liens created in connection with any action taken by Buyer or its Affiliates), in each case, upon any of the properties or assets of the Company or any of its Subsidiaries or any contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound, (ii) conflict with or result in any violation of any provision of the Company Articles of Association or the organizational documents of the Company’s Subsidiaries or (iii) conflict with or violate any Applicable Law, except in the case of clauses (i) and (iii), for such losses, suspensions, limitations, impairments, conflicts, violations, defaults, terminations, cancellations, accelerations or Liens as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.05 Capitalization.

(a) The authorized share capital of the Company consists of (i) 300,000,000 ordinary shares with a par value of $0.012 each (the “Company Ordinary Shares”), and (ii) 5,000,000 preferred shares with a par value $0.012

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each (the “Company Preferred Shares”). At the close of business on December 3, 2021 (the “Capitalization Date”): (A) 66,635,484 Company Ordinary Shares were issued and outstanding; (B) Company Share Options to purchase an aggregate of 4,146,977 Company Ordinary Shares were issued and outstanding; (C) an aggregate of 3,360,277 Company Ordinary Shares were subject to outstanding Company RSU Awards; (D) an aggregate of 507,474 Company Ordinary Shares were reserved for issuance pursuant to the ESPP; (E) an aggregate of zero Company Ordinary Shares were held in the treasury of the Company; and (F) zero Company Preferred Shares were issued and outstanding. The Company has not adopted any Statement of Rights (as defined in the Company Articles of Association) with respect to Preferred Shares or otherwise. Since the Capitalization Date, the Company has not issued any securities (including derivative or convertible securities) except for (A) Company Ordinary Shares issued upon exercise or settlement of Company Share Options or Company RSU Awards or (B) pursuant to the terms of any Company Employee Plan in accordance with Section 5.01(b).

(b) Section 3.05(b) of the Company Disclosure Schedule sets forth, as of the close of business on the Capitalization Date, a complete and correct list of (i) all outstanding Company Share Options, including the number of Company Ordinary Shares subject to such award, the name of the holder, the grant date, the vesting schedule, the exercise or purchase price per share, and whether each such Company Share Option is a Vested Company Share Option and (ii) all outstanding Company RSU Awards, including the name of the holder, the grant date, the vesting schedule, the number of Company Ordinary Shares subject to each Company RSU Award, and whether each such Company RSU Award is a Vested Company RSU Award.

(c) Except as set forth in this Section 3.05 and for changes since the Capitalization Date resulting from (x) the exercise or settlement of Company Equity Awards outstanding on such date or granted thereafter as permitted under Section 5.01(b)(iv), or (y) the purchase of Company Ordinary Shares under the ESPP as permitted hereunder, there are no outstanding (i) capital shares or voting securities of the Company or any of its Subsidiaries (whether Company Ordinary Shares, Company Preferred Shares or otherwise), (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for capital shares or voting securities of the Company or any of its Subsidiaries, (iii) options, warrants or other rights or arrangements to acquire from the Company or any of its Subsidiaries, or other obligations or commitments of the Company or any of its Subsidiaries to issue, any share capital or other voting securities or ownership interests in, or any securities convertible into or exchangeable for, share capital or other voting securities or ownership interests in, the Company or any of its Subsidiaries, (iv) restricted shares, share appreciation rights, performance shares, contingent value rights, “phantom” shares or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital of, or other voting securities or ownership interests in, the Company or any of its Subsidiaries (the items in clauses (i)-(iv), whether in reference to the Company or any of its Subsidiaries, being referred to collectively as the “Company Securities”), (v) voting trusts, proxies or other similar agreements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any shares capital of the Company or any of its Subsidiaries or (vi) contractual obligations or commitments of any character restricting the transfer of, or requiring the registration for sale of, any share capital of the Company or any of its Subsidiaries. There are no outstanding obligations or commitments of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. All Company Share Options, Company RSU Awards and rights under the ESPP may, by their terms, be treated in accordance with Section 2.03. No Subsidiary of the Company owns any Company Securities (other than an ownership interest in any other Subsidiary of the Company). As of the date hereof, there are no accrued but unpaid dividends with respect to the Company Securities.

(d) All outstanding Company Ordinary Shares have been, and all shares that may be issued pursuant to any Company Share Plan or the ESPP will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are (or, in the case of shares that have not yet been issued, will be) fully paid, nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right pursuant to any provision of Applicable Law or Contract to which the Company or any of its Subsidiaries is a party or otherwise bound. None of the outstanding Company Ordinary Shares have been issued in violation of any foreign, federal or state securities laws.

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Section 3.06 Subsidiaries.

(a) Section 3.06(a) of the Company Disclosure Schedule lists each of the Company’s Subsidiaries. Except for securities held by the Company in connection with its ordinary course treasury investment activities and investments that are fully impaired, neither the Company nor any of its Subsidiaries owns, directly or indirectly, any share capital or voting securities of, or other equity interests in, or has any direct or indirect equity participation or similar interest in, or any interest convertible into or exchangeable or exercisable for, any share capital or voting securities of, or other equity interest in, any other Person.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Subsidiary of the Company: (i) is a corporation or other business entity duly incorporated and validly existing under the laws of its jurisdiction of incorporation or organization, (ii) has the requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, and (iii) is duly qualified or licensed, and has all necessary governmental approvals, to do business and is in good standing as a foreign entity (where such concept is recognized under Applicable Law) in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such approvals, qualification or licensing necessary.

(c) None of the Company’s Subsidiaries, as of the date hereof, is in violation of any of its articles of association, certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or comparable constituent or organizational documents, in each case as amended to and in effect as of the date hereof, except for any such violation that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.07 SEC Filings and the Sarbanes-Oxley Act.

(a) The Company has Made Available to Buyer complete and correct copies of (i) the Company’s annual reports on Form 10-K for its fiscal years ended March 31, 2020 and March 31, 2021, (ii) its proxy or information statements relating to meetings of Company Shareholders since January 1, 2020 and (iii) all of its other reports, statements, schedules and registration statements filed with the SEC since January 1, 2020 (the documents referred to in this Section 3.07(a), together with all amendments thereto, are collectively referred to as the “Company SEC Documents”).

(b) Since January 1, 2020 through the date hereof, the Company has filed with the SEC each report, statement, schedule, form or other document or filing required by Applicable Law to be filed by the Company at or prior to the time so required. As of the date hereof, no Subsidiary of the Company is required to file any report, statement, schedule, form or other document with the SEC.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing or, as of the date each such filing became effective), each Company SEC Document complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act.

(d) As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing or, as of the date each such filing became effective), no Company SEC Document contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) As of the date hereof, (i) there are no outstanding or unresolved comments in any comment letters received by the Company from the SEC, and (ii) to the Knowledge of the Company, none of the Company SEC Documents is the subject of any ongoing review by the SEC. The Company has Made Available to Buyer any material correspondence between the SEC and the Company since January 1, 2020 not reflected in the Company SEC Documents.

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(f) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. Each required form, report and document containing financial statements that has been filed with the SEC by the Company since January 1, 2020 through the date hereof was accompanied by the certifications required to be filed by the Company’s principal executive officer and principal financial officer, as applicable, pursuant to the Sarbanes-Oxley Act and, at the time of filing of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act. As of the date hereof, to the Knowledge of the Company, neither the Company, nor any current or former executive officer of the Company, has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications made with respect to the Company SEC Documents filed prior to the date hereof.

(g) Since January 1, 2020, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ.

Section 3.08 Financial Statements; Internal Controls.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements (in each case, including the related notes) of the Company included or incorporated by reference in the Company SEC Documents (i) have complied as to form, as of their respective filing dates with the SEC, in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except, in the case of unaudited statements, for the absence of certain information and footnotes), and (iii) fairly presented (except as may be indicated in the notes thereto) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods presented therein (subject to normal recurring adjustments in the case of any unaudited interim financial statements with respect to clauses (ii) or (iii).

(b) The Company’s system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) (“Internal Controls”) is reasonably sufficient to provide reasonable assurance that (i) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) receipts and expenditures are being made only in accordance with authorizations of the Company’s management and directors, and (iii) any unauthorized use, acquisition or disposition of the Company’s assets that would materially affect the Company’s financial statements would be prevented or detected in a timely manner. There were no material weaknesses, or significant deficiencies that in the aggregate would amount to a material weakness, identified in the management of the Company’s assessment of internal controls as of and for the year ended March 31, 2021 (nor has any such material weakness been identified since such date through the date hereof).

(c) The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed and established, and the management of the Company has enforced such disclosure controls and procedures in all material respects, to ensure reliability of the Company’s financial reporting, including that (i) material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(d) Since January 1, 2020, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, auditor, accountant, consultant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any substantive complaint, allegation, assertion or claim in writing or, to the Knowledge of the Company, orally that the Company or any of its Subsidiaries has engaged in improper accounting or auditing practices, a material violation of securities Laws or a breach of fiduciary duty.

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Section 3.09 Absence of Certain Changes. Since the Company Balance Sheet Date through the date hereof (except for actions taken in connection with the transactions contemplated by this Agreement), (a) the Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice (other than in connection with modifications, suspensions and/or alterations of operations resulting from, or determined by the Company in good faith to be advisable and reasonably necessary in response to, COVID-19 or any COVID-19 Measures) and (b) there has not been any event, change, occurrence, development or state of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.10 No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or disclosed in the notes thereto), other than: (a) liabilities or obligations disclosed or reflected and reserved against in the Company Balance Sheet; (b) liabilities or obligations incurred since the Company Balance Sheet Date and in the ordinary course of business (none of which relate to breach of contract, breach of warranty, tort, infringement, violation of or liability or obligation under any Applicable Law that individually, or in the aggregate, would be material to the Company); (c) executory liabilities or obligations arising under Contracts to which the Company or any of its Subsidiaries is a party (none of which relate to breach of such Contract); (d) liabilities or obligations pursuant to the terms of this Agreement; and (e) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.11 Litigation. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof and for the past one (1) year, (i) there is and has been no Proceeding pending against or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, or (ii) neither the Company nor any of its Subsidiaries is subject to any outstanding Order or settlement agreement. To the Knowledge of the Company, there is no pending or threatened in writing Proceeding or outstanding Order or settlement agreement that challenges the validity or propriety of, or that seeks to prevent, impair or delay consummation of, the Transaction.

Section 3.12 Compliance with Applicable Law.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company and its Subsidiaries is, and, for the past two (2) years, has been, in compliance with all Applicable Laws. Neither the Company nor any of its Subsidiaries has received any written notice for the past two (2) years through the date hereof that remains unresolved (i) of any administrative, civil or criminal investigation or material audit by any Governmental Authority relating to the Company or any of its Subsidiaries or (ii) from any Governmental Authority alleging that the Company or any of its Subsidiaries is not in compliance with any Applicable Law, except for such notices described in clauses (i) and (ii) that would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. For the past two (2) years, no representation, warranty and certification made by the Company and its Subsidiaries to any Governmental Authority in connection with a Contract with a Governmental Authority was knowingly inaccurate in any material respect as of the effective date thereof.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Company and its Subsidiaries has in effect all Governmental Authorizations necessary for it to own, lease or otherwise hold and operate its properties and assets and to carry on its businesses and operations as now conducted and (ii) there have occurred no defaults (with or without notice or lapse of time or both) under, violations of, or events giving rise to any right of termination, amendment or cancellation of, any such Governmental Authorizations.

(c) The Company, its Subsidiaries, and their directors, officers, and employees, and to the Knowledge of the Company, any agents while acting on their behalf, are and in the past five (5) years have been in compliance with U.S. and any applicable foreign economic sanctions laws and regulations, including economic sanctions

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administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (collectively, “Sanctions”) and U.S. and applicable foreign laws and regulations pertaining to export and import controls, including those administered by the U.S. Departments of Commerce and State, and applicable anti-money laundering laws and regulations (collectively, “Trade Controls”).

(d) None of the Company or its Subsidiaries, or their directors, officers, or employees, nor to the Knowledge of the Company, any agents acting on their behalf, is or has been (i) identified on any Sanctions-related list of restricted or blocked persons; (ii) organized, resident, or located in any country or territory that is itself the subject of comprehensive sanctions (currently including Cuba, Iran, North Korea, Syria, and the Crimea Region of Ukraine); or (iii) owned or controlled by any Person or Persons described in clause (i) or (ii).

(e) There have been no claims, complaints, charges, investigations, voluntary disclosures, or proceedings under Trade Controls involving the Company or any of its Subsidiaries, and to the Knowledge of the Company, there are no pending or threatened claims or investigations involving suspected or confirmed violations thereof.

Section 3.13 Certain Business Practices. For the past three (3) years, none of the Company nor any of its Subsidiaries, and to the Knowledge of the Company, none of their Representatives or Channel Partners acting on the Company’s or its Subsidiaries’ behalf, has: (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns; or (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act, or any other Applicable Law governing corruption or bribery.

Section 3.14 Material Contracts.

(a) Except (i) as filed as exhibits to the Company SEC Documents (so long as such documents are publicly available via the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or have been Made Available to Buyer), (ii) this Agreement and the other agreements entered into in connection with the transactions contemplated hereby, (iii) for the Company Employee Plans and (iv) as set forth in Section 3.14(a) of the Company Disclosure Schedule, as of the date hereof, neither the Company nor any Subsidiary of the Company is a party to or is bound by any Contract:

(i) that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);

(ii) that is with the ten (10) largest customers of the Company (as determined based on annual recurring revenue for the fiscal year ended March 31, 2021) (excluding Channel Partners);

(iii) that is with the top ten (10) suppliers/vendors of the Company (as determined by total payments for the fiscal year ended March 31, 2021);

(iv) that is with the top ten (10) Channel Partners of the Company (as determined based on annual recurring revenue for the fiscal year ended March 31, 2021);

(v) evidencing a capital expenditure for which future payments are required in excess of $5,000,000;

(vi) containing a covenant limiting in any material respect the ability of the Company or any Subsidiary of the Company to compete or engage in any activity or line of business or to compete with any Person in any geographic area, that in each case are material to the Company or any Subsidiary of the Company taken as a whole and where the annual payments under the Contract to the Company or such Subsidiary of the Company are in excess of $5,000,000 in the aggregate for the prior fiscal year;

(vii) relating to or evidencing Indebtedness of the Company or any Subsidiary of the Company in excess of $5,000,000 (excluding, for the avoidance of doubt, intercompany loans between or among the Company and any of its Subsidiaries);

(viii) that (i) contains “most favored nation” pricing provisions from the Company or any Subsidiary of the Company or its Affiliates in favor of, (ii) contains “take or pay” or minimum purchase or supply

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requirements in favor of or (iii) grants exclusive rights, rights of first refusal, rights of first negotiation or offer or similar rights to any third party where the annual payments to or from the Company or such Subsidiary of the Company are in excess of $1,000,000 for the prior fiscal year;

(ix) that is a license granted by the Company or any Subsidiary of the Company to Company Intellectual Property that is material to the Company and its Subsidiaries of the Company taken as a whole, in each case other than non-exclusive licenses of Company Intellectual Property granted to third parties in the ordinary course of business;

(x) that is a license of Third Party Rights granted to the Company or any Subsidiary of the Company that is material to the Company and the Subsidiaries of the Company taken as a whole, excluding Contracts for commercial available software involving payments of less than $5,000,000 in the aggregate;

(xi) under which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person in excess of $2,000,000 in the aggregate (except for the Company or any of its Subsidiaries), other than (A) extensions of credit in the ordinary course of business and (B) investments in marketable securities in the ordinary course of business;

(xii) under which the Company or any of its Subsidiaries has any obligations (including indemnification obligations) which have not been satisfied or performed (other than confidentiality obligations) relating to the acquisition or disposition of all or any portion of any business or the assets or properties of any business (whether by merger, sale of shares, sale of assets or otherwise) for consideration in excess of $5,000,000, except for acquisitions or dispositions of inventory, properties and other assets in the ordinary course of business;

(xiii) relating to a partnership, joint venture or other similar arrangement that is material to the Company and its Subsidiaries, taken as a whole;

(xiv) between the Company or any of its Subsidiaries, on the one hand, and any current director or officer of the Company or any Person (or any of their Affiliates) beneficially owning five (5) percent or more of the Company Ordinary Shares, on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of businesses and Employee Plans;

(xv) entered into since January 1, 2021 in connection with the settlement or other resolution of any litigation, suit, Action or proceeding under which the Company or any of its Subsidiaries have any material continuing obligations, liabilities or restrictions, or that involved payment (or an obligation to make a payment) by the Company or any of its Subsidiaries of more than $1,000,000;

(xvi) that is with the top fifteen (15) largest customers of the Company that are a Governmental Authority (as determined based on annual recurring revenue for the fiscal year ended March 31, 2021); and

(xvii) committing the Company or any of its Subsidiaries to enter into any Contracts of the types described in the foregoing clauses (i) through (xvi).

(b) Each Contract of the type described above in Section 3.14(a), whether or not set forth in Section 3.14(a) of the Company Disclosure Schedule, is referred to herein as a “Material Contract.” Except for Material Contracts that have expired or terminated by their terms, as of the date hereof, all of the Material Contracts are (A) legal, valid and binding agreements of the Company or the applicable Subsidiary of the Company, as the case may be, and, to the Knowledge of the Company, each other party thereto, and (B) in full force and effect, except as may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity. As of the date hereof, neither the Company nor any Subsidiary of the Company has, and, to the Knowledge of the Company, none of the other parties thereto have, violated any provision of, or committed or failed to perform any act under, and no event or condition exists, which (with or without notice, lapse of time or both) would constitute a default under, the provisions of any Material Contract, except in each case for those violations, acts (or failures to act) and defaults which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect and, as of the date hereof, neither the Company nor any Subsidiary of the Company has received written notice of any of the foregoing.

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Section 3.15 Taxes.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all material Company Returns required to be filed with any Taxing Authority have been filed when due (taking into account extensions) in accordance with all Applicable Laws in all material respects. Each such Company Return is true, correct, and complete in all material respects. The Company and each of its Subsidiaries have timely paid all material Taxes that have become due and payable by them, regardless of whether shown as due and owing on such Company Return. The Company and each of its Subsidiaries have timely withheld and paid all material Taxes required to have been withheld and paid by each of them in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(b) No Tax liabilities of the Company or any of its Subsidiaries are the subject of any on-going material Proceeding with a Taxing Authority. To the Knowledge of the Company, there is no Proceeding pending or threatened against the Company or any of its Subsidiaries in respect of any Tax. No Proceeding has been commenced in writing (or to the Knowledge of the Company, threatened) by a Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries is not resident for Tax purposes. Neither the Company nor any of its Subsidiaries has received any written notice from any Taxing Authority in a jurisdiction where the Company or such Subsidiary does not file Tax Returns asserting that the Company or any of its Subsidiaries is required to file a Tax Return with that jurisdiction or that the Company or any Subsidiary is liable to such jurisdiction for any material Taxes.

(c) There is no (i) extension of any statute of limitations on the assessment of any material amount of Taxes granted by the Company or any Subsidiary currently in effect (other than pursuant to extensions of time to file Tax Returns automatically granted and extensions granted in the normal course of Tax audit management), (ii) agreement with a Taxing Authority to any extension of time for filing any material Tax Return which has not been filed (other than extensions of time for filing automatically granted), or (iii) Lien for Taxes on any of the assets of the Company or any of its Subsidiaries other than any Permitted Liens.

(d) Neither the Company nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” in a transaction intended to be governed by Section 355 of the Code in the two (2) years prior to the date hereof.

(e) Neither the Company nor any of its Subsidiaries is or has been a member of an affiliated group of corporations for VAT purposes or for any UK corporation tax purposes, that has filed a combined, consolidated or unitary Tax Return (other than in each case such a group containing only members of the group of which the Company or one of its Subsidiaries is or was the common parent). Neither the Company nor any of its Subsidiaries has any liability for Taxes that are directly or primarily chargeable against any Person (other than the Company, any of its Subsidiaries or any member of an affiliated group of which the Company or one of its Subsidiaries is or was the common parent) under Applicable Laws, including pursuant to Treasury Regulations Section 1.1502-6, or as a transferee or successor.

(f) There are no material Tax sharing agreements (including pursuant to section 59F of the Taxes Management Act 1970 (group payment arrangements) other than customary commercial or financial arrangements entered into in the ordinary course of business), with respect to which the Company or any of its Subsidiaries is a party or has any liability.

(g) Neither the Company nor any Subsidiary has participated in, or is currently participating in, any “listed transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulation Section 1.6011-4(b), or under a corresponding or similar provision of U.S. state, local, or non-U.S. law.

(h) Neither the Company nor any of its Subsidiaries (i) is a party to or bound by any “closing agreement” described in Section 7121 of the Code (or any corresponding provision of Applicable Law) or other written agreement with a Taxing Authority regarding Taxes or Tax matters or (ii) has requested or received any Tax ruling, in either case that would have continuing effect after the Closing Date.

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(i) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in method of accounting or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date pursuant to Section 481 of the Code (or any corresponding or similar provision of Applicable Law), in each case prior to Closing; (ii) installment sale or open transaction disposition made or prepaid amount received prior to the Closing, in each case, other than amounts received in the ordinary course of business; (iii) intercompany transaction entered into prior to the Closing or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of Applicable Law) relating to transactions occurring prior to the Closing; (iv) gain recognition agreement under Section 367 of the Code (or any corresponding provision of Applicable Law); or (v) election under Section 965(h) of the Code (or any corresponding provision of Applicable Law) made in a period or portion thereof ending on or prior to the Closing Date.

(j) (i) The Company is resident for Tax purposes in the United Kingdom only; (ii) except as set forth in Section 3.15(j) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has had an office or fixed place of business in a country outside of the jurisdiction of its incorporation or organization; and (iii) none of the Subsidiaries are resident for Tax purposes in a country outside of its jurisdiction of incorporation or organization. Neither the Company nor any of its Subsidiaries is classified as a “passive foreign investment company” as defined in Section 1297(a) of the Code.

(k) The Company and its Subsidiaries have complied in all material respects with (i) all Applicable Laws related to transfer pricing and (ii) all Applicable Laws related to VAT.

(l) All documents which establish or are necessary to establish the title of the Company or any of its Subsidiaries to any material asset have been duly stamped and any applicable stamp duties in respect of such documents have been duly paid.

(m) Except as set forth in Section 3.15(m) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries have deferred payment of any Taxes pursuant to the CARES Act.

(n) Section 3.15(n) of the Company Disclosure Schedule sets forth the U.S. federal income tax classification of each of the Company’s Subsidiaries.

Section 3.16 Employee Benefit Plans.

(a) Section 3.16(a) of the Company Disclosure Schedule contains a correct and complete list identifying each U.S. Employee Plan and each Foreign Employee Plan that is material to the Company and its Subsidiaries, taken as a whole.

(b) The Company has delivered or made available to Buyer true and complete copies of each material employee handbook of the Company and its Subsidiaries and, with respect to each material Company Employee Plan, to the extent applicable, (i) a current copy (or, to the extent that the Company Employee Plan is not written, a written description) thereof and of all plan documents and any related adoption agreement, the most recent summary annual report, annuity contracts, service provider contracts, insurance contracts, policies and certificates of coverage, and trust agreement(s); (ii) the most recent summary plan description; (iii) for the three (3) most recent plan years, (A) the Form 5500 and attached schedules, (B) the audited financial statements and (C) nondiscrimination testing results; and (iv) any non-routine correspondence with, and all filings, records and notices concerning audits or investigations by, any Governmental Authority during the past three (3) years.

(c) None of the Company Employee Plans are, and neither the Company nor any ERISA Affiliate of the Company has sponsored, maintained or contributed to, or has been obligated to contribute to, or has any liability (contingent or otherwise) with respect to (i) an employee benefit plan that is or was subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (ii) a multiemployer plan within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as defined in Section 3(40) of ERISA, (iv) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), or (v) a plan providing for or

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promising retiree medical or life insurance or other welfare benefits to any current or former employee or other service provider of any Company, or any ERISA Affiliate, except to the extent required by Section 4980B of the Code or other Applicable Law.

(d) Each U.S. Employee Plan that is intended to be qualified under Section 401(a) of the Code has received or is permitted to rely upon a favorable determination or an opinion letter to that effect, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service and nothing has occurred that could reasonably be expected to cause the loss of such qualification.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (i) each U.S. Employee Plan has been established, administered, and maintained in compliance with its terms and with the requirements prescribed by Applicable Laws, including ERISA and the Code, (ii) no litigation is pending with respect to any Company Employee Plan (other than routine claims for benefits) and, to the Knowledge of the Company, no such litigation is threatened in writing, and (iii) there are no governmental audits or investigations pending or, to the Knowledge of the Company, threatened in writing in connection with any Company Employee Plan.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each Foreign Employee Plan and related trust, if any, complies with and has been established, administered, and maintained in compliance with (A) the Applicable Laws of the subject foreign country and (B) their terms and the terms of any industrial instruments, collective bargaining, collective labor or works council agreements, and (ii) each Foreign Employee Plan that, under the Applicable Laws of the subject foreign country, is required to be registered or approved by any Governmental Authority has been so registered or approved.

(g) Except as provided in this Agreement or as required under Applicable Law, the consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) (i) entitle any current or former employee or independent contractor of the Company or any of its Subsidiaries to additional benefits, (ii) accelerate the time of payment or vesting of any compensation or equity-based award, or (iii) trigger any payment, increase the amount payable or trigger any other obligation pursuant to any Company Employee Plan or Foreign Employee Plan.

(h) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement would (either alone or in conjunction with any other event) trigger any payment or entitlement that constitutes, or cause any payment or entitlement that was previously paid or provided to constitute, a “parachute payment” within the meaning of Section 280G of the Code.

(i) No Person is entitled to receive any additional payment (including any tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise Taxes by Section 4999 of the Code or any Taxes imposed by Section 409A of the Code.

Section 3.17 Labor and Employment Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries are in compliance with all federal, state, and foreign Applicable Laws and industrial instruments (including, but not limited to, any modern award) respecting employment and employment practices and terms and conditions of employment, such as wages and hours, workplace safety and health, workers’ compensation, and immigration, including but not limited to, and to the extent applicable, Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of 1967, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Americans with Disabilities Act, the Fair Labor Standards Act, each as amended, any similar state, local, or foreign laws relating to employment practices (including the Fair Work Act 2009, discrimination legislation, and workers’ compensation legislation) and (ii) there are no arrearages in the payment of wages and any other employment entitlements or benefits, and the Company and its Subsidiaries have made provision in their accounting records for all statutory entitlements accruing to employees under Applicable Laws (including any statutory leave entitlements). Except as would not,

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individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date hereof, (A) the Company has not received written notice of any audits or investigations pending or scheduled by any Governmental Authority pertaining to the employment practices of the Company and (B) to the Knowledge of the Company, no written complaints relating to employment practices of the Company have been made to any Governmental Authority or submitted to the Company.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date hereof, the Company and its Subsidiaries do not have any liability for, and are not the subject of any internal or external complaints, claims, audits, or investigations regarding, the misclassification of any individual as an independent contractor, temporary employee, leased employee or any other service provider compensated other than through reportable wages (as an employee) paid by the Company and its Subsidiaries and no such independent contractor, temporary employee, leased employee or any other service provider compensated other than through reportable wages (as an employee) has been improperly excluded from any U.S. Employee Plan.

(c) Neither the Company nor any Subsidiary of the Company is a party to, or otherwise bound by, any enterprise agreement, collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization except outside of the United States or Australia in the ordinary course of business. As of the date hereof, to the Knowledge of the Company, neither the Company nor any Subsidiary of the Company is subject to any charge, demand, petition or representation Proceeding seeking to compel, require or demand it to bargain with any labor union, works council or labor organization nor is there pending or threatened in writing, any material labor strike or lockout involving the Company or any Subsidiary of the Company.

(d) The Company warrants that it has made all Superannuation Commitments when due and has made Superannuation Commitments only to superannuation funds which are complying superannuation funds within the meaning of the Superannuation Industry (Supervision) Act 1993.

Section 3.18 Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (a) the Company and its Subsidiaries maintain insurance in such amounts and against such risks as is sufficient to comply with all Applicable Laws, (b) all insurance policies maintained by the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid; (c) neither the Company nor any of its Subsidiaries is in breach of or default under any of such insurance policies; and (d) since January 1, 2020, the Company has not received any written notice of termination or cancellation or denial of coverage with respect to any insurance policy.

Section 3.19 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(a) the Company and its Subsidiaries are in compliance with all Environmental Laws;

(b) the Company and its Subsidiaries hold all Environmental Permits required for the operation of the business of the Company and its Subsidiaries as currently conducted and are in compliance with the terms and conditions of such Environmental Permits;

(c) as of the date hereof, no claim or written notice is pending, or to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries alleging that the Company or any of its Subsidiaries is in material violation of, or has material liability under, any Environmental Law; and

(d) to the Knowledge of the Company, since January 1, 2020 through the date hereof, no Hazardous Substance has been released as a result of the operation of the business of the Company and its Subsidiaries.

Section 3.20 Intellectual Property.

(a) Section 3.20(a) of the Company Disclosure Schedule contains a complete list as of the date hereof of all Patents, pending applications to register Patents, registered Marks and pending applications to register Marks, registered Copyrights and pending applications to register Copyrights, and domain names owned or purported to

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be owned by the Company and its Subsidiaries, in each such case that are included in the Company Intellectual Property as of the date hereof. The Company and its Subsidiaries own or have a valid license to use all Intellectual Property rights used in the operation of the business of the Company and its Subsidiaries, free and clear of all Liens, other than Permitted Liens, or except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) All Patents, Marks and Copyrights owned by the Company and its Subsidiaries that are issued by, or registered with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world are valid, subsisting, and enforceable, have been duly maintained (including the payment of maintenance fees) and are not expired, canceled or abandoned, except for such issuances, or registrations that the Company or any of its Subsidiaries has permitted to expire or has canceled or abandoned in its reasonable business judgment or except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Since January 1, 2020 through the date hereof, there have been, and as of the date hereof there are, no legal disputes or claims pending, or, to the Knowledge of the Company, threatened in writing, alleging infringement or misappropriation of any Intellectual Property of any Person (“Third Party Rights”) by the Company or any of its Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) To the Knowledge of the Company, the operation of the business of the Company and its Subsidiaries as currently conducted does not infringe any Third Party Right, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e) To the Knowledge of the Company, there is no infringement by any Person of any of the Company Intellectual Property, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(f) The Company and its Subsidiaries have taken reasonable measures to protect the confidentiality of Trade Secrets included in the Company Intellectual Property (including, without limitation, entering into confidentiality and nondisclosure agreements and work for hire or intellectual property assignment agreements with all officers and employees of, and consultants to, the Group Companies with access to or knowledge of any Company Intellectual Property).

(g) No present or former employee, officer, or director of the Company or any of its Subsidiaries, or agent or outside contractor or consultant of the Company or any of its Subsidiaries, holds any right, title or interest, directly or indirectly, in whole or in part, to any Company Intellectual Property rights owned or purported to be owned by the Company or any of its Subsidiaries. All programs, modifications, enhancements or other inventions, improvements, discoveries, methods or works of authorship that were created by any employee of the Company or any of its Subsidiaries on behalf of the Company or any of its Subsidiaries were made in the regular course of such employee’s employment or service relationships with the Company or its applicable Subsidiary using the Company or its applicable Subsidiary’s facilities and resources and, as such, constitute “works made for hire” in those jurisdictions that recognize this legal concept or principle, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No funding, facilities or personnel of any Governmental Entity were used to develop or create, in whole or in part, in or to any Company Intellectual Property or material computer software owned, or purported to be owned by the Company and its Subsidiaries (“Proprietary Software”).

(h) Neither the Company or any of its Subsidiaries, nor any other Person acting on behalf of the Company or its Subsidiaries, have disclosed or delivered to any other Person, or permitted the disclosure or delivery from any escrow agent or other Person, of any Source Code of the Proprietary Software. Schedule 3.20(h) identifies each contract pursuant to which any Company or any of its Subsidiaries have deposited, or is or may be required to deposit, with an escrow agent or any other Person any Source Code, and further describes whether the execution of this Agreement or the consummation of the transactions contemplated hereby, in and of itself, would reasonably be expected to result in the release from escrow of any such Source Code. No event has occurred, and

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no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, result in the disclosure or delivery by the Company or its Subsidiaries, or any Person acting on behalf of the Company or its Subsidiaries, of any Source Code.

(i) The Company and its Subsidiaries maintain (i) machine readable copies of the Proprietary Software, and (ii) reasonably complete technical documentation or user manuals for material releases or versions thereof currently in use by the Company and its Subsidiaries, currently made available to the Company and its Subsidiaries’ customers, or currently supported by the Company and its Subsidiaries. The Group Companies maintain at least one copy of the Source Code, and such code is maintained under strict confidentiality and in accordance with industry-standard safekeeping for proprietary source code.

(j) The Proprietary Software is in material compliance with any material applicable warranty or contractual commitment relating to the use, functionality, or performance of the Proprietary Software, and to the Knowledge of the Company, there are no pending or threatened (in writing) claims alleging any such failure. There exist no technical problems with any Proprietary Software that materially and adversely affect the performance of such Proprietary Software other than routine software bugs and or glitches that may be remedied in the ordinary course of the business of the Company or Subsidiaries.

(k) No product that is distributed only in object code form by the Company or its Subsidiaries contains, incorporates, links or calls to any Open Source Software in a manner that obligates the Company or its applicable Subsidiary to disclose, make available, offer or deliver any portion of the source code of such product or component thereof to any third party other than the applicable Open Source Software, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(l) The software, Proprietary Software, computer systems, servers, websites, firmware, middleware, data communication lines, routers, hubs, switches, network equipment, computer hardware and all other information technology equipment (and all associated documentation) owned, leased, licensed, or used by or on behalf of the Company and its Subsidiaries (“IT Systems”) (i) are adequate and sufficient for the operation of the business of the Company and its Subsidiaries as currently conducted, (ii) are free from material bugs, errors or other defects, (iii) have not materially malfunctioned, crashed, failed, experienced continued substandard performance or other adverse events within the past three (3) years, and (iv) to the Knowledge of the Company, do not contain any virus, malware, ransomware, Trojan horse, worm, back door, time bomb, drop dead device or other program, routine, instruction, device, code, contaminant, logic or effect designed or intended to disable, disrupt, erase, enable any Person to access without authorization, or otherwise materially and adversely affect the functionality of, any such Company IT Asset, or any spyware or adware. The Company and its Subsidiaries have implemented commercially reasonable anti-malware, backup, security, business continuity, and disaster recovery measures and technology. The Company and its Subsidiaries have implemented and maintain a comprehensive information security plan (a “Security Plan”), which includes commercially reasonable administrative, technical and physical safeguards designed to protect the availability, integrity and security of the IT Systems and the information and data stored therein (including Personal Information and other sensitive information) from loss, damage, misuse or unauthorized use, access, modification, destruction, or disclosure, including cybersecurity and malicious insider risks. The Security Plan conforms in all material respects, and at all times has conformed in all material respects, to the Data Privacy/Security Requirements and any public statements made by the Company and its Subsidiaries regarding the Security Plan. Except as set forth in Section 3.20(l) of the Company Disclosure Schedule, in the past three (3) years, to the Knowledge of the Company, (i) there has been no loss, damage, misuse or unauthorized use, access, modification, destruction, disclosure, or other breach of the Personal Information maintained by or on behalf of the Company or its Subsidiaries (including, but not limited to, any event that would give rise to a breach or incident for which notification by the Company to individuals and/or Governmental Authorities is required under Data Privacy/Security Requirements), and (ii) there has been no security breach of, unauthorized access to, unauthorized use of, or malicious code that has materially and adversely affected the Company’s IT Systems in, any of the IT Systems of the Company or any of its Subsidiaries.

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(m) For purposes of this Agreement:

(i) “Company Intellectual Property” means all material Intellectual Property owned by the Company and its Subsidiaries and used by the Company and its Subsidiaries in the business of the Company and its Subsidiaries as of the date hereof.

(ii) “Data Privacy/Security Requirements” means (i) the Company and its Subsidiaries’ internal and public-facing privacy and data security policies, (ii) all Privacy Laws, and (iii) all contractual obligations binding on the Company concerning information security and data privacy (including the Processing of Personal Information).

(iii) “Intellectual Property” means:

(A) patents and patent applications (collectively, “Patents”);

(B) trade names, logos, slogans, Internet domain names, registered and unregistered trademarks and service marks and related registrations and applications for registration (collectively, “Marks”);

(C) copyrights in both published and unpublished works, including all compilations, databases and computer programs, manuals and other documentation and all copyright registrations and applications (collectively, “Copyrights”); and

(D) rights under applicable U.S. state and federal trade secret laws as are applicable in know-how and confidential information, including inventions, discoveries and invention disclosures, research in progress, algorithms, data, databases, data collections, designs, processes, formulae, schematics, blueprints, flow charts, models, strategies and prototypes (collectively, “Trade Secrets”).

(iv) “Open Source Software” means any software (in source or object code form) that is subject to (A) a license or other agreement commonly referred to as an open source, free software, copy left or community source code license (including any code or library licensed under the GNU General Public License, GNU Lesser General Public License, BSD License, Apache Software License, or any other public source code license arrangement) or (B) any other license or other agreement that requires, as a condition of the use, modification or distribution of software subject to such license or agreement, that such software or other software linked with, called by, combined or distributed with such software be (1) disclosed, distributed, made available, offered, licensed or delivered in source code form, (2) licensed for the purpose of making derivative works, (3) licensed under terms that allow reverse engineering, reverse assembly, or disassembly of any kind, or (4) redistributable at no charge, including any license defined as an open source license by the Open Source Initiative as set forth on www.opensource.org.

(v) “Personal Information” means any information that identifies a natural Person and that is considered “personally identifiable information,” “nonpublic personal information,” “protected health information,” “personal information,” or “personal data” under applicable Privacy Law and is regulated under such Privacy Law.

(vi) “Privacy Laws” means all applicable Laws and governmental orders issued by any Governmental Authority concerning the privacy, security, or Processing of Personal Information, including, as applicable, data breach notification Laws, consumer protection Laws, Laws concerning requirements for website and mobile application privacy policies and practices, Social Security number protection Laws, data security Laws, and Laws concerning email, text message, or telephone communications. Without limiting the foregoing, Privacy Laws include: the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health Act of the American Recovery and Reinvestment Act of 2009, the General Data Protection Regulation (Regulation (EU) 2016/679), the UK General Data Protection Regulation and the Data Protection Act 2018, the Personal Information Protection and Electronic Documents Act, Canada’s Anti-Spam Legislation (SC 2010, c 23), and all other similar international, federal, state, provincial, and local Laws.

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(vii) “Processing” means any operation performed on Personal Information, including the collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, retention, storage, transmission, transfer, protection, disclosure, distribution, destruction, or disposal of Personal Information.

(viii) “Source Code” means, collectively, any software source code of the Proprietary Software, or any material portion or aspect of the Proprietary Software’s source code, or any material proprietary information or algorithm contained in any Proprietary Software’s source code, including material related documentation.

Section 3.21 Properties.

(a) No real property is owned in fee (equivalent under Applicable Law) by the Company or any of its Subsidiaries.

(b) Section 3.21(b) of the Company Disclosure Schedule sets forth a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries (collectively, the “Company Leased Real Property”) and the address for each Company Leased Real Property. Each lease agreement pursuant to which such Company Leased Property is occupied by the Company or a Subsidiary is valid and in full force and effect and, to the Knowledge of the Company, no party thereto is in material violation thereof.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good and valid title to, or a valid leasehold interest in, the Company Owned Property and the Company Leased Property as necessary to permit the Company and its Subsidiaries to conduct their business in the ordinary course as currently conducted.

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good and valid title to, or a valid leasehold interest in, all material tangible personal property as necessary to permit the Company and its Subsidiaries to conduct their business in the ordinary course as currently conducted.

Section 3.22 Data Privacy. The Company and its Subsidiaries comply, and at all times in the last three (3) years have complied, in all material respects with all Data Privacy/Security Requirements. To the Knowledge of the Company, all vendors, processors, subcontractors and other Persons acting for or on behalf of the Company and its Subsidiaries in connection with the Processing of Personal Information or that otherwise have been authorized to have access to the IT Systems or the Personal Information in the possession or control of the Company and its Subsidiaries materially comply, and at all times in the last three (3) years have materially complied, with the Data Privacy/Security Requirements. Neither the negotiation nor consummation of the transactions contemplated by this Agreement, nor any disclosure or transfer of information in connection therewith, will result in a material breach or otherwise cause any material violation of any Data Privacy/Security Requirement or require the consent, waiver or authorization of, or declaration, filing or notification to, any Person under any such Data Privacy/Security Requirement. There are no, and have not been in the last three (3) years, any actions pending or threatened in writing against any the Company and its Subsidiaries concerning any Data Privacy/Security Requirement or compliance therewith or violation thereof. At all times in the last three (3) years, the Company and its Subsidiaries have posted a privacy policy governing its collection and use of information and data in a clear and conspicuous location on all user-facing pages on each of its websites. No disclosure or representation made or contained in any such privacy policy has been inaccurate, misleading, deceptive or in violation of any applicable Laws (including by containing any material omission) in any material respect.

Section 3.23 Takeover Statutes. There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover Laws and regulations applicable to Company, the Company Ordinary Shares, the Transaction or any other transactions contemplated by this Agreement.

Section 3.24 Brokers’ Fees. Except for Citigroup Global Markets Inc. (“Citi”), there are no investment bankers, brokers, finders that have been retained by or are authorized to act on behalf of the Company or any of

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its Subsidiaries who are entitled to any banking, broker’s, finder’s or similar fee or commission in connection with the Transaction.

Section 3.25 Information Supplied. The information supplied or to be supplied by the Company for inclusion in the Proxy Statement (including, for the avoidance of any doubt, the Scheme Document) will not, at the time the Proxy Statement is first mailed to the Company Shareholders and at the time of the Scheme Meeting and the Company GM to be held in connection with the Transaction, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Buyer in writing expressly for inclusion therein. The Company shall use its reasonable best efforts to cause the Proxy Statement (excluding any portion thereof based on information supplied by Buyer in writing expressly for inclusion therein, with respect to which no representation or warranty is made by the Company) to comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and any applicable provisions of the Companies Law, and the Scheme of Arrangement to comply in all material respects with the provisions of the Companies Law.

Section 3.26 Opinion of Financial Advisor. The Company Board has received an opinion from Citi to the effect that, as of the date of such opinion and based upon and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Consideration to be received by holders of Company Ordinary Shares pursuant to this Agreement is fair, from a financial point of view, to such holders (other than, as applicable, Buyer and its Affiliates). A signed copy of such opinion shall be delivered to Buyer as soon as reasonably practicable after receipt thereof by the Company, for informational purposes only.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the Company that:

Section 4.01 Corporate Existence and Power. Buyer is a private limited company duly incorporated, validly existing and in good standing under the Laws of England & Wales and has all corporate powers required to carry on its business as now conducted.

Section 4.02 Corporate Authorization. Buyer has the requisite corporate power and authority to execute and deliver this Agreement and each other document to be entered into by Buyer in connection with the transactions contemplated hereby (together with this Agreement, the “Buyer Transaction Documents”) and, subject to Section 4.03, upon receipt of the Court Order, will have the requisite corporate power and authority to consummate the transactions contemplated hereby and thereby, including the Transaction. The execution, delivery and performance of this Agreement and the other Buyer Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Buyer and, except for the filing of the required documents and other actions in connection with the Scheme of Arrangement with, and subject to receipt of the required sanctioning of the Scheme of Arrangement by, the Court, no other corporate action on the part of Buyer is necessary to authorize the execution and delivery by Buyer of this Agreement and the other Buyer Transaction Documents and the consummation of the Transaction. Each of the Buyer Transaction Documents has been duly and validly executed and delivered by Buyer and, assuming each such Buyer Transaction Document has been duly authorized, executed and delivered by each other counterparty thereto, each of the Buyer Transaction Documents constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforcement may be subject to the Enforceability Exceptions.

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Section 4.03 Governmental Authorization. Other than in connection with or in compliance with (i) the Companies Law, (ii) the Exchange Act, (iii) the Securities Act, (iii) the HSR Act, (iv) CFIUS Laws and Regulations, Foreign Investment Laws, and the antitrust, competition, or similar Laws outside of the United States set forth in Section 3.03 of the Company Disclosure Schedule and, subject to the accuracy of the representations and warranties of the Company in Section 3.02(b), no authorization, consent, Order, license, permit or approval of, or registration, declaration, notice or filing with, or notice to, any Governmental Authority is necessary, under Applicable Law, for the execution, delivery and performance of this Agreement or the consummation by Buyer of the transactions contemplated hereby, except for such authorizations, consents, Orders, licenses, permits, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 4.04 Non-contravention. The execution, delivery and performance by Buyer of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) result in any loss, suspension, limitation or impairment of any right of Buyer or any of its Subsidiaries to own or use any assets required for the conduct of their business or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, cancellation, first offer, first refusal, modification or acceleration of any material obligation or to the loss of a material benefit under any Contract binding upon Buyer or any of its Subsidiaries or by which or to which any of their respective properties, rights or assets are bound or subject, or result in the creation of Liens (other than Permitted Liens and any Liens created in connection with any action taken by the Company or its Affiliates), in each case, upon any of the properties or assets of Buyer or any of its Subsidiaries or any contract to which Buyer or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound, (ii) conflict with or result in any violation of any provision of the organizational documents of Buyer or its Subsidiaries or (iii) conflict with or violate any Applicable Law, except in the case of clauses (i) and (iii), for such losses, suspensions, limitations, impairments, conflicts, violations, defaults, terminations, cancellations, accelerations, or Liens as would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 4.05 No Vote of Buyer Shareholders; Required Approval. No vote or consent of the holders of any class or series of shares of Buyer or the holders of any other securities of Buyer (equity or otherwise) is necessary to adopt this Agreement or to approve the Transaction or the other transactions contemplated by this Agreement.

Section 4.06 Litigation. As of the date hereof, there is no Proceeding pending, or, to the knowledge of Buyer, threatened, that would reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect. As of the date hereof, neither Buyer nor any of its Subsidiaries is subject to any Order that would reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 4.07 Available Funds.

(a) Buyer has delivered to the Company true, correct and complete copies, as of the date hereof, of (i) each fully executed Equity Commitment Letter (the financing provided for therein being collectively referred to as the “Equity Financing”) and (ii) a fully executed commitment letter (together with all exhibits, schedules, and annexes thereto) and (subject to redactions so long as such redaction does not cover terms that could affect the conditionality, amount, availability or termination of the Debt Financing) fee letter(s) from the Debt Financing Sources identified therein (collectively, the “Debt Commitment Letter” and, together with the Equity Commitment Letters, the “Financing Commitment Letters”) to provide, on the terms and subject only to the conditions expressly stated therein, debt financing in the amounts set forth therein (being collectively referred to as the “Debt Financing” and, together with the Equity Financing, the “Financing”). As of the date hereof, none of the Financing Commitment Letters has been withdrawn, terminated, repudiated, rescinded, amended or modified, no terms thereunder have been waived, and no such withdrawal, termination, repudiation, rescission, amendment, modification or waiver is contemplated. Buyer has fully paid any and all commitment fees, other fees and other amounts due on or prior to the date hereof in connection with the Financing Commitment Letters.

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Assuming the Financing is funded in accordance with the Equity Commitment Letters and the Debt Commitment Letter, as applicable, the net cash proceeds contemplated by the Equity Commitment Letters and the Debt Commitment Letter (both before and after giving effect to any “flex” provisions contained in the Debt Commitment Letter) will, in the aggregate, be sufficient for Buyer to pay the amounts required to be paid in connection with the Transaction and the other transactions contemplated hereby, including payment of the Aggregate Transaction Consideration, to make any repayment, repurchase or refinancing of debt contemplated by this Agreement, the Company Credit Agreement or the Debt Commitment Letter, to pay any other amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement and to pay all related fees and expenses (collectively, the “Financing Purposes”). As of the date hereof, the Financing Commitment Letters are, as to Buyer and, to Buyer’s knowledge, the other parties thereto, enforceable against such Persons in accordance with their terms, in each case, except as such enforcement may be subject to the Enforceability Exceptions. As of the date hereof, the Financing Commitment Letters are in full force and effect and no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of Buyer or, to the knowledge of Buyer, any other parties thereto, under any of the Financing Commitment Letters. As of the date hereof, Buyer does not have any reason to believe (both before and after giving effect to any “flex” provisions contained in the Debt Commitment Letter) that any of the conditions to the funding of the full amount of the Financing will not be satisfied on a timely basis or that the full amount of the Financing will not be available to Buyer on the date of the Closing. The Financing Commitment Letters contain all of the conditions precedent and other conditions to the obligations of the parties thereunder to make the full amount of the Financing available to Buyer on the terms therein. As of the date hereof, there are no side letters or other agreements, arrangements or understandings to which Buyer or any of its Affiliates is a party related to the funding or investing, as applicable, of the full amount of the Financing. Each Equity Commitment Letter provides, and will continue to provide, that the Company is a third party beneficiary thereof as set forth therein. As of the date hereof, Buyer has no reason to believe that any of the conditions to the Financing will not be satisfied on a timely basis or that the Financing will not be available to Buyer on the date on which the Closing should occur pursuant to Section 1.02. The obligations of Buyer under this Agreement are not subject to any conditions regarding Buyer’s, its Affiliates’ or any other Person’s (including, for the avoidance of doubt, the Company’s or any Subsidiary of the Company’s) ability to obtain the Financing or any other financing.

Section 4.08 Solvency. Assuming the accuracy of the representations and warranties set forth in Article 3, Buyer and its Subsidiaries will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated by this Agreement and any debt financing (including, without limitation, any Debt Financing) occurring in connection therewith. No transfer of property is being made by Buyer or any of its Subsidiaries (or is contemplated being made) and no obligation is being incurred (or is contemplated being incurred) by Buyer or any of its Subsidiaries in connection with the transactions contemplated by this Agreement (or any series of related transactions or any other transactions in close proximity with the transactions contemplated by this Agreement) with the actual intent to hinder, delay or defraud either present or future creditors of the Company, Buyer or any of their respective Subsidiaries. For purposes of this Section 4.08, the term “Solvent”, or any derivation thereof, when used with respect to any Person, means that, as of any date of determination (x) the amount of the “fair saleable value” of the assets and property of such Person, in each case, will, as of such date, exceed the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with Applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (y) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed as of such date to be engaged following such date and (z) such Person will be able to pay its liabilities, including contingent (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability), subordinated and other liabilities, as they mature.

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Section 4.09 Fee Funding Agreements. Buyer has furnished the Company with a duly executed, true, complete and correct copy of each Fee Funding Agreement. Each Fee Funding Agreement is in full force and effect. Each Fee Funding Agreement is (i) a legal, valid and binding obligation of the respective Equity Investor and (ii) enforceable in accordance with its respective terms against such Equity Investor, except as may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity. There is no breach or default under any Fee Funding Agreement by any Equity Investor, and no event has occurred that would constitute a breach or default (or with notice or lapse of time or both would constitute a breach or default) thereunder by any Equity Investor.

Section 4.10 Absence of Certain Agreements. As of the date hereof, neither Buyer nor any of its Affiliates has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written), (i) pursuant to which any Company Shareholder would be entitled to receive, in respect of any share capital of the Company, consideration of a different amount or nature than the Consideration or pursuant to which any Company Shareholder has agreed to vote to adopt this Agreement or has agreed to vote against any Superior Proposal or (ii) pursuant to which any Company Shareholder has agreed to make an investment in, or contribution to, Buyer in connection with the transactions contemplated by this Agreement. As of the date hereof, there are no agreements, arrangements or understandings (in each case, whether oral or written) between Buyer, any Equity Investor or any of their respective Affiliates, on the one hand, and any member of the Company’s management or directors, on the other hand, that relate in any way to, or are in connection with, the transactions contemplated by this Agreement. None of Buyer or the Equity Investors (or any of their respective Affiliates (which for this purpose will be deemed to include each direct investor in Buyer)) has entered into any Contract with any Person (other than amongst the Equity Investors) prohibiting or seeking to prohibit such Person from providing or seeking to provide debt financing to any Person in connection with a transaction involving the Company or any of its Subsidiaries in connection with the Transaction.

Section 4.11 Share Ownership. Buyer does not own any capital shares of the Company.

Section 4.12 Information Supplied. The information supplied or to be supplied by Buyer in writing for inclusion in the Proxy Statement (including, for the avoidance of any doubt, the Scheme Document) will not, at the time the Proxy Statement is first mailed to the Company Shareholders and at the time of the Scheme Meeting and the Company GM to be held in connection with the Transaction, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Buyer with respect to statements made or incorporated by reference therein based on information supplied by the Company in writing expressly for inclusion therein.

Section 4.13 Takeover Statutes. There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover Laws and regulations applicable to Buyer, the Transaction or any other transactions contemplated by this Agreement.

Section 4.14 Brokers’ Fees. Except for Qatalyst Partners, there is no investment banker, broker, finder or other agent or intermediary that has been retained by or is authorized to act on behalf of Buyer or any of its Subsidiaries, Affiliates, or any of their respective officers or directors in their capacities as officers or directors, who is entitled to any advisory, banking, broker’s, finder’s or similar fee or commission in connection with the Transaction and the other transactions contemplated by this Agreement.

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ARTICLE 5

COVENANTS

Section 5.01 Conduct of the Company.

(a) Except for matters (i) required by the terms of this Agreement, (ii) set forth in Section 5.01 of the Company Disclosure Schedule, (iii) required by Applicable Law or the rules or regulations of Nasdaq, or (iv) undertaken with the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed, and provided that Buyer shall be deemed to have consented in writing if it provides no written response within five (5) Business Days after a written request by the Company for such consent in compliance with the terms of Section 8.01), from the date hereof until the Effective Time, the Company (1) shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to (x) conduct its business in the ordinary course, consistent with past practice, and (y) preserve substantially intact its business organization and material business relationships; provided that, in each case, the Company and its Subsidiaries may continue any necessary or advisable changes in their respective business practices adopted prior to the date hereof in response to COVID-19 and any COVID-19 Measures, and the Company and its Subsidiaries may take such further actions as are required or recommended in response to COVID-19 by any COVID-19 Measures, including to (A) protect the health and safety of the Company’s and its Subsidiaries’ employees, suppliers, partners and other individuals having business dealings with the Company and its Subsidiaries or (B) reasonably respond in good faith to third-party supply or service disruptions caused by COVID-19 or any COVID-19 Measures; provided further that no inaction by the Company or any of its Subsidiaries with respect to matters prohibited by any provision of Section 5.01(b) may be taken into consideration in determining whether a breach of this Section 5.01(a) has occurred unless such action would constitute a breach of such other provision. In addition, the Company acknowledges the representations and agrees to the obligations set forth in Section 5.01(a)(3) of the Company Disclosure Schedule.

(b) Without limiting the generality of the foregoing, except for matters (i) required by the terms of this Agreement, (ii) set forth in Section 5.01 of the Company Disclosure Schedule, (iii) required by Applicable Law or the rules or regulations of Nasdaq, or (iv) undertaken with the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed, and provided that Buyer shall be deemed to have consented in writing if it provides no written response within five (5) Business Days after a written request by the Company for such consent in compliance with the terms of Section 8.01), from the date hereof until the Effective Time, the Company shall not, and shall cause each of its Subsidiaries not to:

(i) amend the Company Articles of Association, or amend in a manner materially adverse to the Company any organizational documents of the Company’s Subsidiaries;

(ii) establish a record date for, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, share capital, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any Company Securities, other than dividends and distributions by a direct or indirect wholly-owned Subsidiary of the Company to its parent;

(iii) (A) split, combine, subdivide or reclassify any Company Securities, (B) except as otherwise provided in Section 5.01(b)(iv), issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, any Company Securities, or (C) purchase, redeem or otherwise acquire or offer to repurchase, redeem or otherwise acquire any Company Securities, except for acquisitions of Company Ordinary Shares by the Company in satisfaction by holders of Company Equity Awards of the applicable exercise price and/or withholding taxes or in accordance with the terms of the ESPP;

(iv) issue or authorize the issuance of, deliver, sell, grant, pledge, transfer, subject to any Lien (other than Permitted Liens) or otherwise encumber or dispose of any Company Securities, other than (A) the issuance of Company Ordinary Shares upon the exercise of Company Share Options or pursuant to the terms of Company RSU Awards that are outstanding on the date hereof or issued pursuant to clause (C) and not in violation of this Agreement, in each case in accordance with the applicable terms of such Company Equity Award, (B) the grant of Company Equity Awards to employees at a level below Senior Vice President that are made in the ordinary

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course of business consistent with past practice, in connection with new hires, performance recognition, and promotions (but not, for the avoidance of doubt, in connection with 2022 annual grants under the Company Share Plan) that (i) for any such individual employee do not exceed 20,000 Company Ordinary Shares and in the aggregate do not exceed 135,000 Company Ordinary Shares, (ii) contain a vesting schedule and vesting terms that are consistent in all material respect with similar Company Equity Awards issued by the Company in the ordinary course of business, and (iii) do not contain terms (and are not granted pursuant to terms contained in other agreements with award recipients) that cause such awards to otherwise become Vested (without any further action of the Company) upon (or immediately prior to) the consummation the Transaction, (C) grants or awards of Company Securities required to be made pursuant to the terms of existing Company Employee Plans in effect as of the date hereof, or (D) the issuance of Company Ordinary Shares in connection with the ESPP pursuant to the terms thereof;

(v) adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring or recapitalization or other reorganization, each with respect to the Company or any of its Subsidiaries;

(vi) except as required to be made pursuant to the terms of any Company Employee Plan, (a) hire any new employee or terminate the employment of any employee of the Company or any Subsidiary, in each case other than with respect to employees at a level below Senior Vice President, (b) grant to any current or former director, employee, or officer any material increase in compensation, benefits, or bonuses other than increases in the ordinary course of business consistent with past practice in an amount that does not exceed 3% of such employees’ annual base compensation in the aggregate, (c) make any Person a participant in or party to any Company Employee Plan providing for severance pay or benefits, or grant any material increase in severance compensation or grant any retention, change in control, or transaction-based pay or benefits to any current or former director, employee, or service provider of the Company or its Subsidiaries, (d) loan or advance any money or other property (or forgive or waive any such loan or advance) to any current or former director, officer, or employee of the Company or its Subsidiaries, (e) grant any equity or equity-based awards (except to the extent permitted by Section 5.01(b)(iv)), or (f) establish, adopt, enter into, terminate, or materially amend any Company Employee Plan;

(vii) adopt, enter into, engage in negotiations for, terminate or materially amend any collective bargaining agreement, works council, or other labor arrangement;

(viii) acquire, directly or indirectly, any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, amalgamation, plan of arrangement, consolidation, or otherwise), other than one or more acquisitions in the ordinary course of business (a) of inventory, supplies, intellectual property assets (on a non-exclusive basis), raw materials, equipment or similar assets or (b) that, individually or in the aggregate, involve a purchase price of not more than $30,000,000;

(ix) sell, lease, license, pledge, transfer, subject to any Lien (other than Permitted Liens) or otherwise encumber or dispose of any material Company Intellectual Property, material assets or material properties except (i) pursuant to contracts or commitments existing as of the date hereof that have been disclosed in Section 5.01(a)(ix) of the Company Disclosure Schedule, (ii) non-exclusive licenses of Company Intellectual Property to customers, contractors, Channel Partners, technology and other partners or suppliers of the Company and its Subsidiaries in the ordinary course of business consistent with past practice, or (iii) sales of inventory or used equipment in the ordinary course of business consistent with past practice;

(x) agree to any covenant limiting, in any material respect, the ability of the Company or any of its Subsidiaries to compete or engage in any line of business or to compete with any Person in any geographic area, or pursuant to which any material benefit or right would be required to be given or lost as a result of so competing or engaging, or which would have any such effect on Buyer or any of its Affiliates after the Effective Time;

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(xi) change any of the accounting principles, methods or practices used by the Company affecting its assets, liabilities or business, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act or as otherwise specifically disclosed in the Company’s reports filed with the SEC;

(xii) except for borrowings under the Company’s current credit facilities, and except for intercompany loans between the Company and any of its wholly-owned Subsidiaries or between any wholly-owned Subsidiaries of the Company, in each case in the ordinary course of business consistent with past practice, (i) incur, issue, or otherwise become liable for additional Indebtedness in excess of $5,000,000, (ii) modify in a manner adverse, in any material respect, to the Company or its Subsidiaries the terms of any Indebtedness existing as of the date hereof, or (iii) assume, guarantee or endorse the obligations of any Person (other than a wholly-owned Subsidiary of the Company);

(xiii) unless required by law, make (inconsistent with past practice), materially change or revoke any material Tax election, amend any material Tax Return, change any Tax accounting period, adopt or change any material method of Tax accounting, settle or compromise any material proceeding relating to Taxes, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of material Taxes (other than automatically granted extensions and extensions granted in the normal course of Tax audit management), enter into any “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of Applicable Law), apply for any Tax ruling from any Taxing Authority or surrender any right to claim a refund of material Taxes, change its jurisdiction of Tax residence;

(xiv) incur any capital expenditures (x) at any time prior to March 31, 2022 in excess of 110% of the amount of those contemplated by the capital expenditure budget as set forth in Section 5.01(a)(xiv) of the Company Disclosure Schedule and (y) at any time after March 31, 2022 in excess of $4,000,000 per month;

(xv) enter into any Contract between the Company or any of its Subsidiaries, on the one hand, and any current director or officer of the Company or any Person (or any of their Affiliates) beneficially owning five (5) percent or more of the Company Securities, on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of businesses;

(xvi) amend or modify in any material respect, waive any material rights under, terminate (other than any termination in accordance with the terms of an existing Material Contract and any termination as a result of a counterparty’s material breach), replace or release any Material Contract, or settle or compromise any material claim, liability or obligation under any Material Contract;

(xvii) enter into any settlement or other resolution of any pending or threatened Proceeding that would involve payment (or an obligation to make a payment) by the Company or any of its Subsidiaries of more than $5,000,000 individually or $15,000,000 in the aggregate (net of insurance coverage) or the imposition of equitable or injunctive relief that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole; or

(xviii) authorize, commit or agree to take any of the foregoing actions.

Notwithstanding the foregoing, nothing contained in this Agreement shall give to Buyer, directly or indirectly, rights to control or direct the operations of the Company and its Subsidiaries prior to the Effective Time. In addition, notwithstanding the foregoing, nothing in this Section 5.01 shall restrict the Company and its Subsidiaries from, or require the consent of Buyer prior to engaging in any transaction or entering into any agreement exclusively among the Company and its Subsidiaries.

Section 5.02 Go-Shop; Unsolicited Proposals.

(a) Notwithstanding any provision of this Agreement to the contrary, during the period beginning on the date hereof and continuing until 11:59 p.m. Eastern Time on (i) January 6, 2022 (the “Go-Shop Period,” and the first (1st) calendar day immediately after the Go-Shop Period, the “Non-Solicitation Start Date”), or (ii) in respect of any Excluded Person, fifteen (15) calendar days after the Non-Solicitation Start Date (the “Cut-Off Date”), the Company and its Subsidiaries and its and their Representatives shall have the right to, directly or indirectly: (i) solicit, initiate, encourage and facilitate, or assist or cooperate with respect to, any inquiry, proposal

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or offer that could reasonably be expected to constitute or lead to the submission of an Acquisition Proposal, including by way of providing access to non-public information to any Person in each such case solely pursuant to an Acceptable Confidentiality Agreement; provided that the Company shall promptly (and in any event within twenty-four (24) hours) make available to Buyer any non-public information concerning the Company or its Subsidiaries that the Company provides to any Person given such access that was not previously Made Available to Buyer; (ii) enter into, continue, engage in and otherwise participate in any discussion or negotiation with any Person with respect to any Acquisition Proposal (including by entering into a customary confidentiality agreement with such Third Party for the purpose of receiving non-public information relating to such Third Party); and (iii) otherwise cooperate with, assist, participate in, and facilitate any such inquiry, proposal, offer, discussion or negotiation of any Acquisition Proposal, including through the limited waiver or release by the Company, at its sole discretion, of any standstill or similar agreement with any Person solely to enable such Person to make an Acquisition Proposal privately and confidentially to the Company Board.

(b) Except as permitted by Section 5.03(b) and Section 5.03(c) and except as permitted by this Section 5.02, until the earlier to occur of the Effective Time or the termination of this Agreement pursuant to Section 7.01, beginning on (i) the Non-Solicitation Start Date with respect to any Person or “group” who is not an Excluded Person, or (ii) the Cut-Off Date with respect to any Excluded Person:

(i) the Company shall not, nor shall the Company permit any of its Subsidiaries to, and nor shall the Company authorize or knowingly permit any of its Representatives or any of its Subsidiaries’ Representatives to, and shall use reasonable best efforts to prevent its Representatives or any of its Subsidiaries’ Representatives from, directly or indirectly (other than with respect to Buyer), (A) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, relate to or that could reasonably be expected to lead to, an Acquisition Proposal (it being agreed that supplying non-public information in the ordinary course of business consistent with past practice in a manner that is not reasonably expected to lead to an Acquisition Proposal shall not be prohibited), (B) engage in, continue or otherwise participate in any discussions or negotiations with any Third Party regarding or relating to an Acquisition Proposal, or furnish to any Third Party information or provide to any Third Party access to the businesses, properties, assets or personnel of the Company or any of its Subsidiaries, in each case for the purpose of encouraging or facilitating or in circumstances which could reasonably be expected to lead to an Acquisition Proposal or (C) enter into any letter of intent, merger agreement, acquisition agreement, or other agreement (other than an Acceptable Confidentiality Agreement or another confidentiality agreement permitted pursuant to Section 5.02(c)) with respect to or relating to an Acquisition Proposal or enter into any agreement requiring the Company to abandon, terminate or fail to consummate the transactions contemplated by this Agreement; and

(ii) the Company shall, and shall cause its Subsidiaries to, and shall direct and use reasonable best efforts to cause the Company’s and its Subsidiaries’ Representatives to, immediately cease and terminate any existing solicitation, encouragement, facilitation, discussions or negotiations with any Third Party, theretofore conducted by the Company, its Subsidiaries or their respective Representatives with respect to an Acquisition Proposal, and on the Non-Solicitation Start Date or Cut-Off Date, as applicable, the Company shall cease providing any such Third Party access to non-public information of the Company and its Subsidiaries with respect to or relating to an Acquisition Proposal, and request that all non-public information with respect to or relating to an Acquisition Proposal previously provided by or on behalf of the Company or any of its Subsidiaries to any such Third Party be returned or destroyed in accordance with the applicable Acceptable Confidentiality Agreement.

For the avoidance of doubt, this Section 5.02(b) shall in no way restrict the Company from continuing any solicitation, discussions or negotiations with one or more Excluded Persons prior to the Cut-Off Date.

(c) Notwithstanding anything to the contrary in this Section 5.02 or in Section 5.03, if, at any time on or after the Non-Solicitation Start Date, but prior to obtaining the Company Shareholder Approval, (i) the Company receives a written Acquisition Proposal from a Third Party, (ii) such Acquisition Proposal did not result from a breach of this Section 5.02 or Section 5.03 and (iii) the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s financial advisor and outside legal

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counsel, that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and, after consultation with the Company’s outside legal counsel, that the failure to take the following actions would be inconsistent with its fiduciary duties pursuant to the Laws of the Bailiwick of Jersey, then the Company may (A) furnish information and data with respect to the Company and its Subsidiaries to the Third Party making such Acquisition Proposal and afford such Third Party access to the businesses, properties, assets and personnel of the Company and its Subsidiaries and (B) enter into, maintain and participate in discussions or negotiations with the Third Party making such Acquisition Proposal regarding such Acquisition Proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations ((including by entering into a customary confidentiality agreement with such Third Party for the purpose of receiving non-public information relating to such Third Party); provided, however, that the Company (1) will not, and will not permit its Subsidiaries or its or their Representatives to, furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement and (2) will promptly (and in any event within twenty-four (24) hours) provide to Buyer any non-public information concerning the Company or its Subsidiaries provided to such Third Party that was not previously provided to Buyer. Subject to the requirements of clauses (i) through (iii) of this Section 5.02(c), the Company and its Representatives may (x) following the receipt of an Acquisition Proposal from a Third Party, contact such Third Party in order to clarify and understand the terms and conditions of such Acquisition Proposal made by such Third Party in order to permit the Company Board (or any duly authorized committee thereof) to determine whether such Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal and (y) direct any Persons to this Agreement, including the specific provisions of this Section 5.02. Notwithstanding anything in this Agreement to the contrary and notwithstanding the occurrence of the Non-Solicitation Start Date, from and after the Non-Solicitation Start Date, the Company may continue to engage in the activities described in Section 5.02(a) with respect to any Excluded Person, including with respect to any amended proposal or offer submitted by an Excluded Person following the Non-Solicitation Start Date, and the restrictions in Section 5.02(b) and Section 5.03(c) will not apply with respect thereto, until the Cut-Off Date.

(d) From and after the Non-Solicitation Start Date, the Company shall as promptly as practicable (and in any event within twenty-four (24) hours) notify Buyer of the Company’s receipt of any Acquisition Proposal (and on the Non-Solicitation Start Date shall provide Buyer any Acquisition Proposal received during the Go-Shop Period), which notification shall include a copy of the applicable written Acquisition Proposal (or, if oral, the material terms and conditions of such Acquisition Proposal) and the identity of the Third Party making such Acquisition Proposal. The Company shall thereafter keep Buyer reasonably informed on a reasonably current basis of the status of any material developments, discussions or negotiations regarding any such Acquisition Proposal, and the material terms and conditions thereof (including any change in price or form of consideration or other material amendment thereto), including by providing a copy of all material documentation relating thereto that is exchanged between the Third Party (or its Representatives) making such Acquisition Proposal and the Company (or its Representatives) within twenty-four (24) hours after receipt thereof.

(e) Except as permitted under Section 5.02(a) prior to the Non-Solicitation Start Date, the Company agrees not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any standstill or similar agreement to which any of the Company or any Subsidiary of the Company is a party, other than to the extent that the Company Board or any duly authorized committee thereof determines in good faith, after consultation with the Company’s outside legal counsel, that failure to provide such waiver, release or termination would reasonably be expected to be inconsistent with its fiduciary duties under the Laws of the Bailiwick of Jersey.

(f) Notwithstanding anything to the contrary herein, each reference to “within twenty-four (24) hours” in this Section 5.02 shall be deemed to be a reference to “within one (1) Business Day” if the event or action giving rise to the applicable notice or delivery obligation of the Company occurs during the period beginning at 12:01 a.m. Eastern Time on December 24, 2021 and continuing until 11:59 p.m. Eastern Time on January 3, 2022.

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Section 5.03 Company Recommendation.

(a) Subject to Section 5.03(b) and Section 5.03(c), neither the Company Board nor any committee thereof shall (i) fail to make, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, in any manner adverse to Buyer, the Company Recommendation, (ii) adopt, approve, endorse, or recommend, or publicly propose to adopt, approve, endorse or recommend, an Acquisition Proposal, (iii) fail to recommend against acceptance of any Third Party tender offer or exchange offer for Company Ordinary Shares within five (5) Business Days after commencement of such offer or submit any Acquisition Proposal to a vote of the Company Shareholders, (iv) approve or recommend, or publicly propose to approve or recommend, or cause or permit the Company or any Subsidiary of the Company to execute or enter into, any letter of intent, merger agreement, acquisition agreement, or other agreement with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement or other confidentiality agreement pursuant to Section 5.02(c)), (v) fail to issue a press release publicly reaffirming the Company Recommendation within five (5) Business Days after a request by Buyer to do so or fail to include the company Recommendation in the Proxy Statement, or (vi) resolve or publicly propose to take any action described in the foregoing clauses (i) through (v) (each of the foregoing actions described in clauses (i) through (vi) being referred to as an “Adverse Recommendation Change”).

(b) (i) Notwithstanding anything in this Agreement to the contrary, including Section 5.03(a), at any time prior to obtaining the Company Shareholder Approval, the Company Board or any duly authorized committee thereof may, if the Company and its Subsidiaries have complied with Section 5.02 and this Section 5.03, and it determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under the Laws of the Bailiwick of Jersey, (A) make an Adverse Recommendation Change in response to either (1) a Superior Proposal or (2) any fact, event, change, development or circumstance not known by the Company Board as of the date hereof (or, if known, the consequences of which were not known nor reasonably foreseeable) and becomes known by the Company Board after the date hereof and prior to the Scheme Meeting (or, if known on the date hereof, the consequences of which become known or reasonably foreseeable after the date hereof and prior to the Scheme Meeting) and not relating to (x) any Acquisition Proposal or any matter relating thereto or consequence thereof, (y) changes in the market price or trading volume of the shares of Company Ordinary Shares (but excluding the underlying causes of such a change) or (z) the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates for any period (but excluding the underlying causes of such a fact) (such fact, event, change, development, circumstance or consequences thereof, an “Intervening Event”) and/or (B) cause the Company to terminate this Agreement pursuant to Section 7.01(i) and authorize the Company to enter into a definitive agreement concerning a transaction that constitutes a Superior Proposal (which agreement shall be entered into substantially concurrently with such termination), subject in each case to compliance with the terms of paragraph (ii) or (iii) below, as applicable.

(ii) In the case of a Superior Proposal, (x) no Adverse Recommendation Change pursuant to this Section 5.03(b) may be made and (y) no termination of this Agreement pursuant to Section 7.01(i) may be made:

(A) until after the third (3rd) Business Day following written notice from the Company advising Buyer that the Company Board or any duly authorized committee thereof intends to make an Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 7.01(i) (a “Notice of Superior Proposal”) and specifying the reasons therefor, including, if applicable, the material terms and conditions of, and the identity of the Third Party making, such Superior Proposal, and a copy of any relevant transaction documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal, which shall require a new notice period of two (2) Business Days, and compliance with this Section 5.03(b) with respect to such new notice);

(B) unless during such three (3) Business Day period (or two (2) Business Day period following an amended proposal), the Company shall, and shall cause its Representatives to, to the extent requested by Buyer, engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of this Agreement, the Fee Funding Agreements and the Financing Commitment

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Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Recommendation and not make an Adverse Recommendation Change or terminate this Agreement; and

(C) unless, prior to the expiration of such three (3) Business Day period (or two (2) Business Day period following an amended proposal), Buyer does not make a written proposal to adjust the terms and conditions of this Agreement, the Fee Funding Agreements and the Financing Commitment Letters that the Company Board or a duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) to be at least as favorable to the Company’s Shareholders as the Superior Proposal taking into account all relevant terms and conditions of Buyer’s proposal and the Superior Proposal, including legal, regulatory, financing and closing conditions).

(iii) In the case of an Intervening Event, no Adverse Recommendation Change pursuant to this Section 5.03(b) may be made:

(A) until after the third (3rd) Business Day following written notice from the Company advising Buyer that the Company Board or any duly authorized committee thereof intends to make an Adverse Recommendation Change the material facts underlying the determination by the Company Board or a duly authorized committee thereof that an Intervening Event has occurred, and the reason for the Adverse Recommendation Change, in reasonable detail (a “Notice of Intervening Event”);

(B) unless during such three (3) Business Day period, the Company shall, and shall cause its Representatives to, to the extent requested by Buyer, engage in good faith negotiations with Buyer to make such adjustments to the terms and conditions of this Agreement, the Fee Funding Agreements and the Financing Commitment Letters as would enable the Company Board or a duly authorized committee thereof to maintain the Company Recommendation and not make an Adverse Recommendation Change or terminate this Agreement; and

(C) unless, prior to the expiration of such three (3) Business Day period, the Company Board or a duly authorized committee thereof determines in good faith, taking into consideration any amendments to this Agreement, the Fee Funding Agreements and the Financing Commitment Letters proposed in writing by Buyer (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to effect an Adverse Recommendation Change inconsistent with its fiduciary duties under the Laws of the Bailiwick of Jersey.

(iv) Buyer agrees that any proposals to amend this Agreement, the Fee Funding Agreements and/or the Financing Commitment Letters in response to a Notice of Superior Proposal or a Notice of Intervening Event shall be made on a confidential basis to the Company or, if directed by the Company, the Company’s financial advisor.

(c) Nothing contained in Section 5.02 or this Section 5.03 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing a position required by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure to the Company’s shareholders if, in the good faith judgment of the Company Board or any duly authorized committee thereof, after consultation with the Company’s outside legal counsel, the failure to do so would be inconsistent with its fiduciary duties under Applicable Law or any disclosure requirements under the Laws of the Bailiwick of Jersey, or (iii) making any disclosure that constitutes a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) promulgated under the Exchange Act; provided that nothing in this Section 5.03(c) shall permit the Company, any duly authorized committee thereof or any of its Subsidiaries or Representatives to take any action that would constitute an Adverse Recommendation Change without complying with Section 5.03(b).

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Section 5.04 Responsibilities of the Parties in Respect of the Scheme of Arrangement.

(a) Company shall:

(i) take each of the actions listed in Section 5.04(a) of the Company Disclosure Schedule as soon as reasonably practicable;

(ii) prepare as promptly as reasonably practicable following the date hereof the shareholder document incorporating the Scheme of Arrangement (the “Scheme Document”), which may be included in the Proxy Statement, in accordance with Applicable Law, and all other documentation reasonably necessary to effect the Scheme of Arrangement and to convene the Scheme Meeting and the Company GM;

(iii) consult with Buyer as to the form and content of the Scheme Document and, solely to the extent the Scheme Document reflects (A) terms that are inconsistent with the terms of this Agreement (including any obligations of Buyer) or (B) disclosures about Buyer (including communications or other actions by Buyer) leading to execution of this Agreement, seek the approval of Buyer (provided that the terms of the Scheme of Arrangement shall be in all material respects in the form set out in Exhibit A subject to any amendment that the Parties agree to in accordance with Section 5.04(d)); provided further, that in no event shall the Company’s obligations pursuant to this Section 5.04(a)(iii)(B) prevent the Company from complying with Applicable Law;

(iv) afford Buyer (or its nominated advisers) reasonably sufficient time to review the Scheme Document in order to provide comments and take into consideration in good faith all comments reasonably proposed by Buyer;

(v) not finalize or post the Scheme Document to the Company Shareholders on less than two (2) Business Days’ advance written notice to Buyer;

(vi) provide Buyer with drafts of the forms of proxy for use by the Company Shareholders at the Company GM and the Scheme Meeting (the “Forms of Proxy”), all the necessary evidence and pleadings in relation to the Scheme of Arrangement (the “Court Documentation”) and any supplemental circular or document required to be published or submitted to the Court in connection with the Scheme of Arrangement or any variation or amendment to the Scheme of Arrangement (a “Scheme Supplemental Document”), in each case prepared in accordance with Applicable Laws and customary practice;

(vii) afford Buyer (or its nominated advisers) reasonably sufficient time to review each draft of all such documents detailed in clause (vi) above and take into consideration in good faith all comments reasonably proposed by Buyer;

(viii) as promptly as reasonably practicable, notify Buyer of any matter of which it becomes aware that would reasonably be expected to materially delay or prevent filing of the Scheme Document or the Court Documentation; provided that any failure to comply with this Section 5.04(a)(ix) shall not constitute a breach or failure to perform by the Company with respect to the conditions set forth in Article 6, or give rise to any right of termination under Article 7;

(ix) as promptly as reasonably practicable, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court for leave to convene the Scheme Meeting and settling with the Court the Scheme Document, the Forms of Proxy and any Scheme Supplemental Document and taking such other steps as may be required or desirable in connection with such applications, in each case as promptly as reasonably practicable), and use its reasonable best efforts so as to ensure that the hearing of such proceedings occurs as promptly as practicable in order to facilitate the dispatch of the Scheme Document and any Scheme Supplemental Document and seek such directions of the Court as it considers necessary or desirable in connection with the Scheme Meeting;

(x) procure the publication of any advertisements required by Applicable Law and dispatch of the Scheme Document, the Forms of Proxy and any Scheme Supplemental Document to Company Shareholders on the Register of Members of the Company on the record date as agreed with the Court, as promptly as reasonably practicable after the approval of the Court to dispatch the documents being obtained, and thereafter publish and/

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or post such other documents and information (the form of which shall be agreed between the Parties) as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with Applicable Law;

(xi) unless the Company Board has effected an Adverse Recommendation Change pursuant to and in accordance with Section 5.03, procure that the Scheme Document includes the Company Board Recommendation;

(xii) include in the Scheme Document a notice convening the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolutions and convene the Scheme Meeting and the Company GM, subject to the approval of the Court, for the date that is at least twenty-one (21) and no more than thirty (30) calendar days after the dispatch of the Scheme Document (not counting the day notice of the Scheme Meeting is deemed received and the day of the Scheme Meeting itself);

(xiii) call, convene, hold and conduct the Scheme Meeting and the Company GM in compliance with this Agreement, the Company Articles of Association and Applicable Law and permit representatives of Buyer and/or its financial and legal advisers to attend and observe the Scheme Meeting and the Company GM;

(xiv) prior to the Scheme Meeting, keep Buyer informed on a regular basis prior to the Scheme Meeting of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and/or the Company GM (with the number of valid proxy votes for and against being separately identified in respect of each resolution), and in any event provide such number as promptly as reasonably practicable following a request by Buyer or its Representatives, but not more than one time per Business Day;

(xv) except as required by Applicable Law or the Court, not postpone or adjourn the Scheme Meeting and/or the Company GM; provided, however, that the Company may, without the consent of Buyer and only in accordance with the Company Articles of Association and Applicable Law, adjourn or postpone the Scheme Meeting and/or the Company GM (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not directly or indirectly proposed or instigated by or on behalf of the Company, (B) in the case of adjournment by the chairman of the Scheme Meeting or Company GM where the chairman considers, acting reasonably, that to do so is necessary to ensure the orderly conduct of the meeting, (C) for up to ten (10) Business Days to the extent necessary to ensure that any required supplement or amendment to the Scheme Document is provided to the Company Shareholders if prior to the Scheme Meeting or Company GM, the Company Board makes an Adverse Recommendation Change or (D) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document), there are insufficient Company Ordinary Shares or Company Shareholders represented (either in person or by proxy) (x) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there is a sufficient number of Company Ordinary Shares or Company Shareholders represented to constitute a quorum or (y) to obtain the Company Shareholder Approval, but only until a meeting can be held at which there is a sufficient number of votes of the Company Shareholders to obtain the Company Shareholder Approval;

(xvi) following the Scheme Meeting and Company GM, assuming the Scheme of Arrangement and Company Shareholder Resolutions are duly passed (including by the requisite majorities required under Article 125(2) of the Companies Law in the case of the Scheme Meeting) and all other Conditions are satisfied or waived where applicable (with the exception of the condition set out in Section 6.01(b)), take all necessary steps on the part of the Company to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the Court to the Scheme of Arrangement as promptly as reasonably practicable thereafter;

(xvii) give such undertakings as are required by the Court in connection with the Scheme of Arrangement as are reasonably and commercially necessary or desirable to implement the Scheme of Arrangement;

(xviii) no later than two (2) Business Days after the Court Order is made, or is otherwise compatible with Section 1.02 and Section 1.03, deliver the Court Order to the Registrar of Companies in Jersey for registration;

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(xix) promptly provide Buyer with a certified copy of the resolutions passed at the Scheme Meeting, the Company Shareholder Resolutions and of each order of the Court (including the Court Order) once obtained, in each case no later than one (1) Business Day following the passing of such resolutions or the making of such order; and

(xx) subject to the foregoing, take any other action reasonably necessary to make the Scheme of Arrangement effective as provided for or contemplated by this Agreement.

(b) Buyer shall:

(i) instruct a Jersey advocate to appear on its behalf at the Court hearing to request the convening of the Scheme Meeting and the Court hearing to sanction the Scheme of Arrangement and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Buyer, provided that this shall not oblige Buyer to waive any of the Conditions or treat them as satisfied;

(ii) subject to the terms of this Agreement, afford all such cooperation and assistance as may reasonably be requested of it by the Company in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement, including the provision to the Company of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Company may reasonably request (including for the purposes of preparing the Scheme Document or any Scheme Supplemental Document) and to do so in a timely manner;

(iii) review and provide comments (if any) in a reasonably timely manner on all such documentation submitted to it;

(iv) as promptly as reasonably practicable, notify the Company of any matter of which it becomes aware that would reasonably be expected to materially delay or prevent filing of the Scheme Document or the Court Documentation; provided that any failure to comply with this Section 5.04(b)(iv) shall not constitute a breach or failure to perform by Buyer with respect to the conditions set forth in Article 6, or give rise to any right of termination under Article 7; and

(v) be entitled to deliver the Court Order to the Registrar of Companies in Jersey if the Company has not complied with its obligations pursuant to Section 5.04(a)(xviii);

(c) Notwithstanding anything to the contrary in this Agreement, Buyer and the Company shall cooperate to schedule and convene the Scheme Meeting and Company GM for the same date.

(d) If Buyer or the Company acting reasonably considers that an amendment should be made to the provisions of the Scheme of Arrangement or the Scheme Document in order to implement the Transaction in as efficient a manner as practicable either prior to or after consideration by the Court (including in respect of any amendment imposed by the Court), it may notify the other Party and the Parties shall be obliged to consider and negotiate, acting reasonably and in good faith, such amendment (provided that no Party shall be required to consider and negotiate in good faith any amendment that would materially and adversely affect it, its shareholders or the likelihood of consummation of the Transaction and each Party recognizes that any amendments may require the recommencement of the Court approval process and/or a new notice of the Scheme Meeting to be sent).

(e) As promptly as reasonably practicable following the date of this Agreement (and in any event no later than (i) three (3) Business Days following the Non-Solicitation Start Date or (ii) if the Company has received an Acquisition Proposal from an Excluded Person, on the Cut-Off Date), the Company shall (with the participation, assistance and cooperation of Buyer as set forth in this Section 5.04(e)) take all action reasonably necessary to prepare and file with the SEC, in accordance with Applicable Law and the organizational documents of the Company and its Subsidiaries, as applicable, proxy materials which shall constitute the Scheme Document and the preliminary proxy statement relating to the Scheme Meeting and the Company GM for the purpose of passing the Company Shareholder Resolutions (such proxy materials and proxy statement, as amended or supplemented from time to time, the “Proxy Statement”). The Company will conduct a “broker search” in accordance Rule 14a-13(a)(1) of the 1934 Act and establish a record date for the Scheme Meeting in a manner to enable the

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record date for the Scheme Meeting to be set so that such Scheme Meeting will be duly called and held as soon as reasonably practicable following clearance of the Proxy Statement by the SEC. Unless the Company Board shall have made an Adverse Recommendation Change, the Company shall use its reasonable best efforts to solicit or cause to be solicited from its shareholders (including through a proxy solicitation firm), in accordance with Applicable Law and the rules and regulations of Nasdaq, proxies to secure the Company Shareholder Approval and take all other reasonable actions necessary or advisable to secure the Company Shareholder Approval. Buyer and Company shall furnish all information concerning Buyer and the Company, respectively, as may be reasonably requested in connection with the Proxy Statement (or any supplement required thereto). Other than in the case of an Adverse Recommendation Change pursuant to Section 5.03, no filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Buyer a reasonable opportunity to review and comment thereon (which comments shall be considered in good faith). The Company will advise Buyer promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and will promptly provide Buyer with copies of any written communication from the SEC or any state securities commission with respect thereto. Each of the Company and Buyer shall ensure that the information provided by it for inclusion in the Proxy Statement (and any supplement required thereto) at the time of mailing thereof and at the time of the Scheme Meeting and the Company GM will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will ensure that the Proxy Statement (and any supplement required thereto) at the time of mailing thereof and at the time of the Scheme Meeting and the Company GM will (with the assistance and cooperation of Buyer as reasonably requested by Company) comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and any applicable provisions of the Companies Law. The Company shall use its reasonable best efforts to file the definitive Proxy Statement and mail it to the Company Shareholders as promptly as practicable following the earliest of (i) clearance of the Proxy Statement by the SEC, (ii) confirmation in writing by the SEC that it will not review the Proxy Statement, or (iii) the tenth (10th) calendar day after the filing of the preliminary Proxy Statement if the SEC fails to notify the Company of its intent to review the Proxy Statement.

Section 5.05 Access to Information.

(a) Subject to Applicable Law, Section 5.12 and Section 5.18, upon reasonable notice and subject to applicable restrictions as a result of any COVID-19 Measures, the Company shall (and shall cause its Subsidiaries to), afford Buyer and its Representatives reasonable access during normal business hours throughout the period prior to the Effective Time, to its books, officers, properties, Contracts and records, in each case solely for purposes of effectuating or consummating the transactions contemplated hereby or integration and transition planning relating thereto. The foregoing shall not require the Company to (a) provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information would in the good faith judgment of the Company based on advice of counsel would reasonably be expected to give rise to the waiver of any attorney-client, work product or other legal privilege or trade secret protection (it being agreed that the Company shall give notice to Buyer of the fact that it is withholding such information or documents and thereafter the Company and Buyer shall use their respective commercially reasonable efforts to cause such information to be provided in a manner that would not reasonably be expected to violate such restriction or waive the applicable privilege or trade secret protection), (b) to provide access to or otherwise make available or furnish any information relating to the process conducted by the Company that led to the execution of this Agreement, the process conducted by the Company during the Go-Shop Period (except as may be required by Section 5.02), (c) to provide access if and to the extent that such access would violate any COVID-19 Measures, or (d) to provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information could in the judgment of the Company, based on advice of counsel, violate any Applicable Law. Notwithstanding anything herein to the contrary, Buyer shall not, and shall cause its Representatives not to, contact any employee of the Company not involved in the negotiation of the transactions contemplated by this Agreement or any customer, technology or other partner, vendor or supplier of the Company in connection with

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the Transaction or any of the other transactions contemplated by this Agreement, in each case without the Company’s prior written consent, and Buyer acknowledges and agrees that any such contact shall be arranged and supervised by Representatives of the Company. The Company and its Subsidiaries shall give Buyer a reasonable opportunity to review communications strategies for the Company’s employees, customers, partners or vendors in connection with the Transactions contemplated by this Agreement, and shall consider in good faith any reasonable comments submitted by Buyer to the Company with respect to all such communication strategies. All requests for information made pursuant to this Section 5.05 shall be directed to the General Counsel or other Person designated by the Company. All such information shall be deemed Evaluation Material (as defined in the Confidentiality Agreement) under and be governed by the terms of the Confidentiality Agreement.

(b) The Company shall keep Buyer reasonably apprised on a substantially concurrent basis of its preparation and development of the business plan and monthly and annual operating and financial budgets for the Company and its Subsidiaries for the fiscal year beginning April 1, 2022 (the “FY 2023 Budget”). The Company shall provide Buyer with draft copies of the FY 2023 Budget on a substantially concurrent basis as they become available and give Buyer a reasonable opportunity to review and comment on the FY 2023 Budget and consider in good faith any reasonable comments submitted by Buyer to the Company with respect to the FY 2023 Budget. The Company shall not make any material changes to the FY 2023 Budget following April 1, 2022 without providing Buyer reasonable advance written notice thereof and a reasonable opportunity to review and comment on any proposed changes.

Section 5.06 Notice of Certain Events. Each of the Company and Buyer will give prompt notice to the other (and will subsequently keep the other informed on a reasonably current basis of any material developments related to such notice) upon its becoming aware of the occurrence or existence of any fact, event or circumstance that (x) with respect to the Company, has had or would reasonably be expected have a Company Material Adverse Effect, (y) with respect to Buyer, has had or would reasonably be expected to have a Buyer Material Adverse Effect and/or (z) is reasonably likely to result in any of the conditions set forth in Article 6 not being able to be satisfied prior to the End Date. No notification given by any party pursuant to this Section 5.06 shall limit or otherwise affect any of the representations, warranties, covenants, obligations or conditions contained in this Agreement.

Section 5.07 Employee Matters.

(a) As of the Closing Date, Buyer or one of its Subsidiaries will continue to employ the employees of the Company and its Subsidiaries who are employed as of the Effective Time (each, a “Continuing Employee”). For a period of not less than twelve (12) months after the Closing Date, Buyer shall, or shall cause one of its Affiliates to, provide each Continuing Employee with (i) base salary or base hourly rates, severance and target annual cash bonus opportunities that, in each case, are not less favorable than the base salary or base hourly rates and target cash bonus opportunities provided to each such Continuing Employee immediately prior to the Closing Date (or, if more favorable to such Continuing Employee, the compensation and benefits provided to similarly situated employees of Buyer and its Affiliates), and (ii) employee benefits that are no less favorable in the aggregate to those provided to each such Continuing Employee immediately prior to the Closing Date (in each case without regard to any retention, change in control, stay, transaction, new hire, or similar non-routine compensation or compensation opportunities, or equity or equity-based compensation or compensation opportunities). In addition, for a period of not less than twelve (12) months after the Closing Date, Buyer shall assume and honor, and shall cause the Company and their respective Subsidiaries to assume and honor, the Company Employee Plans set forth in Section 5.07(a) of the Company Disclosure Schedule and the terms of the Company’s severance guidelines outlined in Section 5.07(a) of the Company Disclosure Schedule and provide the severance payments and benefits required thereunder to be provided to any Continuing Employee terminated during such twelve (12) month period.

(b) From and after the Closing Date, Buyer shall, or shall cause one of its Affiliates to, recognize the service of each Continuing Employee for all purposes, including eligibility to participate, levels of benefits and vesting (including, for the avoidance of doubt, Superannuation Arrangements of or made available by Buyer, the

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Company, or its Subsidiaries, but excluding, for the avoidance of doubt, benefit accruals under any defined benefit pension plan) (collectively, the “Buyer Benefit Plans”) in which any Continuing Employee is or becomes eligible to participate, but solely to the extent service was credited to such employee for such purposes under a comparable Company Employee Plan immediately prior to the Closing Date and to the extent that such credit would not result in a duplication of benefits. Buyer shall assume any and all vacation and paid time off balances of Continuing Employees.

(c) From and after the Closing Date, with respect to each Buyer Benefit Plan that is an “employee welfare benefit plan” as defined in Section 3(1) of ERISA in which any Continuing Employee is or becomes eligible to participate, Buyer shall, or shall cause one of its Affiliates, to take commercially reasonable efforts to (i) waive all limitations as to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such Buyer Benefit Plan for such Continuing Employees and their eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the corresponding Company Employee Plan in which such Continuing Employee (or his or her eligible dependents) was a participant immediately prior to his or her commencement of participation in such Buyer Benefit Plan; provided, however, that for purposes of clarity, to the extent such benefit coverage includes eligibility conditions based on periods of employment, Section 5.07(b) shall control, and (ii) provide each Continuing Employee and their eligible dependents with credit for any co-payments and deductibles paid in the calendar year that, and prior to the date that, such Continuing Employee commences participation in such Buyer Benefit Plan in satisfying any applicable co-payment, deductible, or out-of-pocket maximum requirements under such Buyer Benefit Plan for the applicable calendar year, to the extent that such expenses were recognized for such purposes under the comparable Company Employee Plan.

(d) The parties acknowledge and agree that all provisions contained in this Section 5.07 with respect to Continuing Employees are included for the sole benefit of the respective parties to this Agreement. Nothing in this Section 5.07 will be deemed to (i) create any third party beneficiary rights in any Person, (ii) guarantee employment for any period of time or preclude the ability of Buyer, the Company or their respective Subsidiaries to manage the performance of, discipline, or terminate the employment of any Continuing Employee for any reason, (iii) amend, modify, or terminate any Buyer Benefit Plan or Company Employee Plan, or (iv) require Buyer, the Company or any of their Affiliates to adopt, continue, amend, modify, or terminate any particular benefit plan before or after the consummation of the transactions contemplated in this Agreement, and any such plan may be amended, modified, or terminated in accordance with its terms and Applicable Law.

Section 5.08 Takeover Laws. If any “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Applicable Law becomes or is deemed to be applicable to the Company, Buyer or the Transaction or any other transaction contemplated by this Agreement, then each of the Company, Buyer and their respective Boards of Directors shall grant such approvals and take such actions within their respective authority as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to render such anti-takeover Applicable Law inapplicable to the foregoing.

Section 5.09 [Reserved].

Section 5.10 Voting of Shares. Buyer shall vote, or cause to be voted, any Company Ordinary Shares beneficially owned by it or any of its Affiliates in favor of approving the Scheme of Arrangement and passing the Company Shareholder Resolutions.

Section 5.11 Director and Officer Liability.

(a) For ten (10) years after the Effective Time, Buyer shall cause to be maintained officers’ and directors’ liability insurance in respect of acts, errors or omissions occurring prior to the Effective Time covering each such person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with

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respect to coverage and amount no less favorable than those of such policy in effect immediately prior to the Effective Time; provided, however, that in satisfying its obligation under this Section 5.11(a), Buyer shall not be obligated to pay annual premiums in excess of 350% of the amount paid in the policy year immediately preceding the Effective Time (the “Current Premium”) and if such premiums for such insurance would at any time exceed 350 of the Current Premium, then Buyer shall cause to be maintained policies of insurance that, in Buyer’s good faith judgment, provide the maximum coverage available at an annual premium equal to 350% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company prior to or after the Effective Time, which policies provide such persons currently covered by such policies with coverage for an aggregate period of up to ten (10) years with respect to claims arising from acts, errors or omissions that occurred on or before the Effective Time, including in respect of the transactions contemplated by this Agreement; provided that such premiums for such insurance do not exceed 350% of the Current Premium with respect to each such coverage. The Company may also purchase prepaid “tail” or “runoff” policies for any other “claims-made” liability insurance coverage, including employment practices liability, professional liability and cyber and data security liability coverages; provided that such premiums for such insurance do not exceed 350% of the amount paid in the policy year immediately preceding the Effective Time with respect to each such coverage (“Other Tail Premium”), and if such premiums for such insurance exceed 350% of the Other Tail Premium with respect to each such coverage, then the Company may procure prepaid “tail” or “runoff” policies that, in the Company’s good faith judgment (following consultation with and the prior written approval of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed, and provided that Buyer shall be deemed to have consented if it provides no written response within five (5) Business Days after a written request by the Company for such consent in compliance with the terms of Section 8.01)), provide the maximum coverage available with such limit. If any such prepaid policies described in this Section 5.11(a) have been obtained by the Company prior to the Effective Time, then Buyer shall cause to be maintained any and all such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

(b) From and after the Effective Time, each of Buyer and the Company shall cause the Company to: (i) indemnify (including advancement of expenses) and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or of a Subsidiary of the Company (each an “Indemnified Party”) for any and all costs and expenses (including reasonable fees and expenses of legal counsel, which shall be advanced as they are incurred; provided that the Indemnified Party shall have made a sufficient undertaking to repay such expenses if it is ultimately determined that such Indemnified Party was not entitled to indemnification), judgments, fines, penalties or liabilities (including amounts paid in settlement or compromise) imposed upon or incurred by such Indemnified Party in connection with or arising out of any action, suit or other Proceeding (whether civil or criminal) in which such Indemnified Party may be involved or with which he or she may be threatened (regardless of whether as a named party or as a participant other than as a named party, including as a witness) (an “Indemnified Party Proceeding”) (A) by reason of such Indemnified Party’s being or having been such director or officer of the Company or (B) arising out of such Indemnified Party’s service in connection with any other corporation or organization for which he or she serves or has served as a director, officer, employee, agent, trustee or fiduciary at the request of the Company (including in any capacity with respect to any employee benefit plan), in each of (A) or (B), whether or not the Indemnified Party continues in such position at the time such Indemnified Party Proceeding is brought or threatened and at, or at any time prior to, the Effective Time (including any Indemnified Party Proceeding relating in whole or in part to the transactions contemplated by this Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party), to the fullest extent permitted under Applicable Law; and (ii) fulfill and honor in all respects the obligations of the Company pursuant to: (x) each indemnification provision set forth in any Contract in effect as of the date hereof between the Company or any of its Subsidiaries and any Indemnified Party (so long as such Contract is on substantially the same terms and conditions as either the form of director indemnification agreement or the form of officer indemnification agreement, as applicable, as filed by the Company as an exhibit to the Form 8-K filed with the SEC on October 8, 2020); and (y) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the articles of association, certificate of incorporation, bylaws or similar

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organizational documents of the Company or any of its Subsidiaries as in effect on the date hereof. Buyer’s obligations under the foregoing clauses (i) and (ii) shall continue in full force and effect for a period of ten (10) years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period shall continue until the final disposition of such claim. If Buyer fails to comply with its obligations in this Section 5.11 and an Indemnified Party commences a suit which results in a determination that Buyer failed to comply with such obligation, Buyer shall pay such Indemnified Party his or her costs and expenses (including reasonable attorney’s fees and expenses) in connection with such suit, together with interest thereon at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).

(c) During the period commencing at the Effective Time and ending on the tenth (10th) anniversary of the Effective Time, Buyer shall cause the organizational documents of the Company and any of its successors or assigns to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable to those subject to those provisions as the indemnification, exculpation and advancement of expenses provisions set forth in the organizational documents of the Company as of the date hereof.

(d) If Buyer, the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case proper provision shall be made so that the successors and assigns of Buyer or the Company, as the case may be, shall assume the obligations set forth in this Section 5.11.

(e) The provisions of this Section 5.11 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under any certificate of incorporation or bylaws, by contract or otherwise. The obligations of Buyer under this Section 5.11 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Party unless (x) such termination or modification is required by Applicable Law or (y) the affected Indemnified Party shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnified Parties shall be third party beneficiaries of this Section 5.11).

Section 5.12 Reasonable Best Efforts.

(a) Subject to the terms and conditions of this Agreement, the Company and Buyer shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under Applicable Law to consummate the Transaction and the other transactions contemplated by this Agreement, including the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid a Proceeding by, any Governmental Authorities; provided, that in no event shall Buyer or the Company be required to waive any right or condition set forth in this Agreement or any other agreement delivered in connection herewith.

(b) In furtherance and not in limitation of the foregoing, each of the Company, its Subsidiaries and Buyer (and their respective Affiliates, if applicable) shall: (i) promptly, but in no event later than ten (10) Business Days after the date hereof, file any and all notices, reports and other documents required to be filed by such party under the HSR Act with respect to the Transaction and the other transactions contemplated by this Agreement and shall use reasonable best efforts to promptly secure the expiration or termination of any applicable waiting periods under the HSR Act; (ii) as promptly as reasonably practicable make all filings, and use reasonable best efforts to timely obtain all consents, permits, authorizations, waivers, clearances and approvals, and use reasonable best efforts to cause the expiration or termination of any applicable waiting periods, as may be required under any other applicable Antitrust Laws and Foreign Investment Laws (together “Regulatory Laws”) (both to the extent

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required); (iii) as promptly as reasonably practicable provide such information as may reasonably be requested by the U.S. Department of Justice (the “DOJ”) or the Federal Trade Commission (the “FTC”) under the HSR Act or by any other Governmental Authority under applicable Regulatory Laws in connection with the Transaction and the other transactions contemplated by this Agreement, as well as any information required to be submitted to comply with a request for additional information in order to commence or end a statutory waiting period; and (iv) promptly take any and all reasonable actions and steps requested or required by any Governmental Authority as a condition to granting any consent, permit, authorization, waiver, clearance and approvals, and to cause the prompt expiration or termination of any applicable waiting period and to resolve such objections, if any, as the FTC and the DOJ, or other Governmental Authorities of any other jurisdiction for which consents, permits, authorizations, waivers, clearances, approvals and expirations or terminations of waiting periods are required with respect to the Transaction and the other transactions contemplated by this Agreement; provided that Buyer, the Company and its Subsidiaries will only be required to take or commit to take any such action, or agree to any such condition or restriction, if such action, commitment, agreement, condition or restriction is binding on Buyer, the Company or its Subsidiaries only in the event the Closing occurs. Buyer shall pay all filing fees under the HSR Act and other applicable Antitrust Laws, and the Company shall not be required to pay any fees or other payments to any Governmental Authority in connection with any filings under the HSR Act or such other filings as may be required under applicable Antitrust Laws, in connection with the Transaction or the other transactions contemplated by this Agreement.

(c) Each Party shall cooperate to submit a draft joint voluntary notice to CFIUS with respect to the transactions contemplated by this Agreement (the “Draft CFIUS Notice”) as soon as practicable after the date of this Agreement. After receipt of confirmation that CFIUS has no further comments or inquiries related to the Draft CFIUS Notice, Each party shall submit the CFIUS Notice as soon as practicable. Each party shall comply at the earliest practicable time, and in any event no later than required by CFIUS or any CFIUS member agency, with any request for additional information, documents or other materials, and will cooperate with each other in connection with both the Draft CFIUS Notice and the CFIUS Notice and in connection with resolving any investigation or other inquiry of CFIUS or any CFIUS member agency. Each party shall each promptly inform the other party of any oral communication with, and provide copies of written communications with, CFIUS or any CFIUS member agency regarding any such filings; provided, that no party shall be required to share communications containing its confidential business information if such confidential information is unrelated to the transactions contemplated by this Agreement. Each party shall undertake best efforts to promptly take, or cause to be taken, all action, and do, or cause to be done all things necessary or advisable to obtain CFIUS Approval as soon as practicable, and in any event prior to the End Date, provided, however, that no party shall be required to take or agree to take any undertaking that is not conditioned on the consummation of the transactions contemplated by this Agreement. All filing fees payable in connection with the notifications, filings, registrations or other materials contemplated by this Section 5.12(c) shall be paid entirely by the Buyer.

(d) Without limiting the generality of anything contained in this Section 5.12, each Party shall use reasonable best efforts to: (i) give the other Party prompt notice of the making or commencement of any request, inquiry or Proceeding by any Governmental Authority with respect to the Transaction and the other transactions contemplated by this Agreement; (ii) keep the other Party reasonably informed as to the status of any such request, inquiry or Proceeding; (iii) promptly inform the other Party of any communication to or from the FTC, DOJ or any other Governmental Authority to the extent regarding the Transaction and the other transactions contemplated by this Agreement, or regarding any such request, inquiry or Proceeding, and provide a copy of all written communications; and (iv) pull and re-file any notice under the HSR Act only if the other Party agrees, which such agreement shall not be unreasonably withheld, conditioned or delayed. Subject to Applicable Law, in advance and to the extent practicable, each of Buyer or the Company, as the case may be, will consult the other on all the information relating to Buyer or the Company, as the case may be, and any of their respective Subsidiaries that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Authority in connection with the Transaction and the other transactions contemplated by this Agreement and shall incorporate all comments reasonably proposed by Buyer or the Company, as the case may be; provided, however, that if review of any information would be material in connection with any second request (or similar process) such information shall be provided solely to those individuals acting as outside

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antitrust counsel for the other Party (provided that such counsel shall not disclose such information to such other Party and shall enter into a joint defense agreement with the providing Party). In addition, except as may be prohibited by any Governmental Authority or by any Applicable Law, in connection with any such request, inquiry or Proceeding in respect of the Transaction and the other transactions contemplated by this Agreement, each Party will permit authorized Representatives of the other Party to be present at each meeting or conference relating to such request, inquiry or Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Authority in connection with such request, inquiry or Proceeding.

(e) In furtherance and not in limitation of the foregoing, Buyer agrees to take promptly any and all steps necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers under Antitrust Laws that may be required by any Governmental Authority, so as to enable the Parties to consummate the Transaction and the other transactions contemplated by this Agreement as soon as practicable (and in any event no later than three (3) Business Days prior to the End Date), including (i) committing to or effecting, by consent decree, hold separate order, trust, or otherwise, the sale, divestiture, license, transfer, assignment or other disposition of assets or businesses of Buyer or the Company or its Subsidiaries, (ii) terminating, relinquishing, modifying, transferring, assigning, restructuring, or waiving existing agreements, licenses, collaborations, relationships, ventures, contractual rights, obligations or other arrangements of Buyer or the Company or its Subsidiaries, and (iii) creating or consenting to create or enter into any agreements, licenses, collaborations, relationships, ventures, contractual rights, obligations, behavioral undertakings or other arrangements (and, in each case, to enter, or offer to enter, into agreements and stipulate to the entry of an Order or file appropriate applications with any Governmental Authority in connection with any of the foregoing and in the case of actions by or with respect to the Company or its Subsidiaries or its or their businesses or assets, by consenting to such action by the Company; provided, however, that any such action may, at the discretion of the Company or Buyer, be conditioned upon consummation of the Transaction and the other transactions contemplated by this Agreement) (each action contemplated by clauses (i) through (iii), a “Divestiture Action”), in each case as may be necessary or required, to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order that would otherwise have the effect of preventing consummation of the Transaction and the other transactions contemplated by this Agreement, and to ensure that no Governmental Authority with the authority to clear, authorize or otherwise approve consummation of the Transaction or the other transactions contemplated by this Agreement, fails to do so as promptly as practicable and in any event no later than three (3) Business Days prior to the End Date. Buyer and the Company shall cooperate in any proposal, negotiation, or offer to commit and to effect, by consent decree, hold separate order or otherwise, any and all Divestiture Actions or otherwise to offer to take or offer to commit (and if such offer is accepted, commit to and effect) to take any Divestiture Action as may be required to resolve any Governmental Authority’s objections to the Transaction and the other transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, nothing in this Section 5.12(e) shall require or obligate Buyer to agree or otherwise be required to take any action with respect to any Affiliates of Buyer (including any investment funds or investment vehicles affiliated with, or managed or advised by Buyer or its Affiliates, or any portfolio company (as such term is commonly understood in the private equity industry) or investments of Buyer or of any such investment fund or investment vehicle); provided that the Company and its Subsidiaries shall not be deemed to be an Affiliate of Buyer for purposes of this sentence.

(f) In the event that any Proceeding is commenced challenging the Transaction or the other transactions contemplated by this Agreement and such Proceeding seeks, or would reasonably be expected to seek, to prevent consummation of the Transaction or the other transactions contemplated by this Agreement, Buyer shall (solely with regards to the HSR Act) take any and all action to resolve any such Proceeding and each of the Company and Buyer shall cooperate with each other and use its respective reasonable best efforts to contest any such Proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transaction or the other transactions contemplated by this Agreement.

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(g) Buyer shall not, nor shall it permit its Subsidiaries or those Affiliates listed in Section 5.12(g) of the Company Disclosure Schedule to acquire or agree to acquire any assets, business, Person or division thereof which competes, in any material respect, in the business email cybersecurity industry, if such acquisition would reasonably be expected to materially increase the risk of not obtaining any applicable clearance, consent, approval or waiver under Antitrust Laws set forth in Section 6.01(d) of the Company Disclosure Schedule with respect to the Transaction.

Section 5.13 Transaction Litigation. The Company shall as promptly as reasonably practicable (and in any event within forty-eight (48) hours of learning of any Transaction Litigation) notify Buyer in writing of, and shall give Buyer a reasonable opportunity to participate in the defense and settlement of, any Transaction Litigation. For purposes of this Section 5.13, “participate” means that the Company shall keep Buyer reasonably apprised of any material development and the proposed strategy and other significant decisions with respect to any Transaction Litigation and provide Buyer with copies of any proposed litigation papers at least forty-eight (48) hours prior to the Company filing any such papers (to the extent that the attorney-client privilege is not undermined or otherwise adversely affected), and promptly provide Buyer with copies of all litigation papers filed in any Transaction Litigation, and Buyer may offer advice, comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith, and Buyer and its counsel shall have the opportunity to participate with the Company in the defense, release, compromise, waiver or settlement of any Transaction Litigation, but Buyer shall not be afforded decision-making power or authority, except for the consent right set forth below. The Company shall not settle or agree to settle any such Transaction Litigation without Buyer’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Without otherwise limiting the Indemnified Parties’ indemnification rights, following the Effective Time, any Indemnified Party that is made party to any Transaction Litigation shall be entitled to participate in, but not control, the defense of such Transaction Litigation with counsel selected by such Indemnified Party that is acceptable to Buyer in its reasonable discretion.

Section 5.14 Public Announcements. The initial press release relating to this Agreement shall be a joint press release issued by the Company and Buyer, and thereafter the Company and Buyer shall consult with each other before issuing any press release or making any other public announcements, or scheduling a press conference or conference call with investors or analysts, with respect to this Agreement or the transactions contemplated by this Agreement and shall not issue any such press release or make any such other public announcement without the prior consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except as such release or announcement may be required by Applicable Law or any listing agreement under which or rule of any national securities exchange or association upon which the securities of the Company are listed, in which case the Party required to make the release or announcement shall consult with the other Party about, and allow the other Party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance; provided, however, that notwithstanding the foregoing and for the avoidance of doubt, the Company shall not be required to consult with Buyer before issuing any press release or making any other public statement (x) with respect to an Adverse Recommendation Change effected in accordance with Section 5.03, (y) solely to the extent expressly permitted under Section 5.03, with respect to its receipt and consideration of any Acquisition Proposal, Superior Proposal or “stop-look-and-listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, or (z) disseminating any communications principally directed to employees, customers, partners or vendors so long as such communications are in compliance with this Agreement (including Section 5.05) or substantively consistent with (and do not add additional material information to) previous releases, public disclosures, public statements or other communications made by the Parties not in violation of this Agreement.

Section 5.15 [Reserved].

Section 5.16 Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be reasonably required to cause any dispositions of Company Ordinary Shares resulting from the transactions

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contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Applicable Law.

Section 5.17 Financing.

(a) Buyer shall use, and shall cause its Affiliates to use, its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange, obtain and consummate the Financing on the terms and conditions (including, to the extent required, the full exercise of any “flex” provisions) described in the Financing Commitment Letters, and shall not permit any amendment, restatement, replacement, supplement or modification to be made to, or any waiver of any provision under, the Financing Commitment Letters if such amendment, restatement, replacement, supplement, modification or waiver (A) with respect to the Financing Commitment Letters, reduces the aggregate amount of the Financing (including by increasing the amount of fees to be paid or original issue discount unless (x) the Debt Financing or the Equity Financing is increased by a corresponding amount or the Debt Financing is otherwise made available to fund such fees or original issue discount and (y) after giving effect to any of the transactions referred to in clause (x) above, the representation and warranty set forth in Section 4.08 shall be true and correct), (B) imposes new or additional conditions, or would permit the imposition of additional conditions precedent, or otherwise expands, amends, supplements or modifies any of the conditions to the Financing, or otherwise expands, amends, supplements or modifies any other provision of the Financing Commitment Letters in a manner that would reasonably be expected to (i) delay or prevent or make less likely the funding of the full amount of the Financing (or satisfaction of the conditions to the Financing) on the Closing Date or (ii) adversely impact the ability of Buyer or the Company, as applicable, to enforce its rights against other parties to the Financing Commitment Letters or the definitive agreements with respect thereto, or (C) otherwise adversely affect the ability of the Company or Buyer to enforce their rights under the Commitment Letters; provided, that the Debt Commitment Letter may be amended pursuant to the terms set forth therein in connection with the addition of additional arrangers, lenders or commitment parties. Buyer shall not agree to the withdrawal, termination, repudiation or rescission of any commitment in respect of the Debt Financing without the prior written consent of the Company, and shall not release or consent to the termination of the obligations of the Debt Financing Sources under the Debt Commitment Letter. Buyer shall promptly deliver to the Company copies of any such amendment, restatement, supplement, replacement or modification. For purposes of this Section 5.17, (i) references to “Financing” shall include the financing contemplated by the Financing Commitment Letters as permitted to be amended, restated, modified, supplemented or replaced by this Section 5.17(a), (ii) references to “Debt Financing” shall include the debt financing contemplated by the Debt Commitment Letter as permitted to be amended, restated, modified, supplemented or replaced by this Section 5.17(a) and any alternative financing permitted by Section 5.17(b) and (iii) references to “Debt Commitment Letter” shall include such documents as permitted to be amended, restated, modified, supplemented or replaced by this Section 5.17(a) or any alternative debt commitment letters permitted by Section 5.17(b).

(b) Buyer shall, and shall cause its Affiliates and its and their respective officers, employees, advisors and other Representatives to, use its reasonable best efforts to (A) maintain in full force and effect the Financing Commitment Letters, (B) promptly negotiate and enter into definitive agreements with respect to the Debt Financing on the terms and conditions (including, as necessary, agreeing to any requested changes in accordance with any “flex” provisions) contained in the Debt Commitment Letter (or on terms not materially less favorable to Buyer than the terms and conditions (including flex provisions) in the Debt Commitment Letter), (C) satisfy on a timely basis all conditions within its control to funding in the Debt Commitment Letter and such definitive agreements thereto and in the Equity Commitment Letters and to consummate the Financing at or prior to the Closing, including using its reasonable best efforts to cause the Debt Financing Sources and the other Persons committing to fund the Financing to fund the Financing at the Closing, (D) enforce its rights under the Financing Commitment Letters and (E) comply with its obligations under the Financing Commitment Letters. Upon the Company’s written request, Buyer shall keep the Company fully informed, in all reasonable detail, of the status of its efforts to arrange and consummate the Debt Financing and of all material developments in respect thereof. Buyer shall provide the Company, upon written request, with copies of any material definitive documents in

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respect of the Debt Financing (including drafts and final versions thereof) and such other information and documentation regarding the Debt Financing and any syndication efforts as shall be reasonably necessary to allow the Company to monitor the progress of such financing activities. Without limiting the foregoing, Buyer shall promptly, and in any event within two (2) Business Days following the occurrence thereof, notify the Company in writing if at any time prior to the Closing Date (i) any Commitment Letter expires or is terminated for any reason, (ii) any Person party to any Commitment Letter indicates in writing that it will not provide, or it refuses to provide, all or any portion of the Financing contemplated by the Commitment Letters on the terms and subject only to the conditions expressly stated therein, (iii) Buyer or, to the knowledge of Buyer, any other Person party to the Commitment Letters defaults or breaches any of the material terms or conditions set forth in any Commitment Letter, (iv) Buyer receives any written notice or other written communication with respect to any actual or potential expiration or termination of, repudiation by any Person party to or default or breach under any Commitment Letter If any portion of the Debt Financing otherwise becomes unavailable, and such portion is reasonably required to fund the amounts required in connection with the Transaction and the other transactions contemplated by this Agreement, including payment of the Aggregate Transaction Consideration, to make any repayment, repurchase or refinancing of debt contemplated by this Agreement, the Company Credit Agreement or the Debt Commitment Letter and to pay all fees, expenses and other amounts contemplated to be paid by Buyer or the Company pursuant to this Agreement, the Company Credit Agreement and the Financing and to pay any of the other Financing Purposes, Buyer shall use its reasonable best efforts to arrange and obtain in replacement thereof alternative financing from alternative sources in an amount sufficient to consummate the Transaction and the transactions contemplated by this Agreement and to pay in cash all Financing Purposes as promptly as reasonably practicable following the occurrence of such event; provided, that in no event shall Buyer be required to agree to (i) interest rates, yield, fees, tenor or call protection less favorable to Buyer than provided for in the Debt Commitment Letter as of the date hereof and (ii) terms taken as a whole, materially less favorable to Buyer than provided for in the Debt Commitment Letter as of the date hereof. Buyer shall deliver to the Company true and complete copies of all agreements, arrangements or understandings related to any such alternative Debt Financing; provided that the fee letter may be redacted so long as such redaction does not (x) impose or permit the imposition of additional conditions or expand or permit the expansion of any existing conditions, in each case, to the funding of the full amount of the Debt Financing on the Closing Date or (y) could reasonably be expected to reduce the aggregate amount of the Debt Financing available to Buyer on the Closing Date or affect the availability of the full amount of the Debt Financing on the Closing Date. Buyer acknowledges and agrees that the obtaining of the Financing, or any alternative financing, is not a condition to Closing.

(c) Prior to the earlier of the (y) Closing Date and (z) the termination of this Agreement pursuant to Section 7.01 (such period, the “Interim Period”) and, in each case, subject to the limitations in this Section 5.17(c), the Company shall use its reasonable best efforts to provide, and shall cause each of its Subsidiaries and their respective officers, directors, employees, representatives and agents to use its reasonable best efforts to provide, to Buyer, in each case at Buyer’s sole expense, all cooperation reasonably requested in writing by Buyer that is customary in connection with the arrangement of the Debt Financing. Without limiting the generality of the forgoing, the Company shall, and shall cause each of its Subsidiaries and their respective officers, directors, employees, representatives and agents to, (i) upon reasonable prior written notice, cause the participation by appropriate and applicable senior management of the Company in a reasonable number of meetings and presentations with prospective lenders (but not more than one primary bank meeting), in each case, on a telephonic basis (or other media agreed between the Company and Buyer), sessions with rating agencies and due diligence sessions, (ii) provide reasonable and customary assistance with the preparation of materials for rating agency presentations and bank information memoranda and provide reasonable cooperation with the due diligence efforts of the Debt Financing Sources to the extent reasonable and customary, (iii) provide all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the requirements of 31 C.F.R. §1010.230, relating to the Company and its subsidiaries, in each case at least three Business Days prior to the Closing Date, so long as requested by Buyer at least ten Business Days prior to the Closing Date, (iv) (x) furnish Buyer with the financial statements of the Company identified in paragraph 7 of Exhibit C of the Debt Commitment Letter (the “Required Financial Information”) and (y) furnish to Buyer the

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information with respect to the business, operations and financial condition of the Company and its subsidiaries as may be reasonably requested by Buyer and that is customary to be included in marketing materials for senior secured indebtedness (or any documentation or deliverables in connection therewith); provided, however, that the Company shall only be obligated to deliver such information (other than the Required Financial Information) to the extent it may be reasonably obtained from the books and records of the Company and its Subsidiaries without undue effort or expense, and in no event shall the Company otherwise be required to provide pro forma financial statements or pro forma adjustments related to the Debt Financing, projections or other prospective information, (v) solely to the extent required by the Debt Commitment Letter and to the extent customary for financings similar to the Debt Financing, furnish customary authorization letters in connection with the Debt Financing (containing customary representations, including with respect to the presence or absence of material non-public information about the Company and regarding the accuracy of the information provided by, or with respect to, the Company), executed by and on behalf of the Company, (vi) use reasonable best efforts to assist with the preparation of, and execution and delivery as of, and subject to the occurrence of, the Closing, any credit agreements, guarantees, pledge and security documents that facilitate the creation, perfection or enforcement of liens securing the Debt Financing, control agreements, other definitive financing documents (including information necessary for the completion of schedules thereto) or other certificates (including an executed certificate of the chief financial officer of the Company or an officer performing the equivalent function immediately following the Closing, with respect to solvency matters relating to the Company as of the Closing in the form attached to the Debt Commitment Letter as Annex I to Exhibit C thereto), (vii) use reasonable best efforts to assist Buyer in the preparation of customary pro forma financial statements; provided, that Buyer shall be solely responsible for the preparation of such pro forma financial statements and pro forma adjustments giving effect to the transactions contemplated herein, (viii) subject to the immediately succeeding sentence and solely with respect to any members of the Company Board that remain upon consummation of the Closing, use reasonable best efforts to obtain consents, approvals and authorizations reasonably requested by Buyer in connection with the Debt Financing and (ix) reasonably cooperate with Buyer in connection with (A) the execution and delivery of definitive documents reasonably necessary to consummate the Debt Financing at the Closing and (B) the provision of guarantees and collateral and the perfection thereof in connection with the Financing, in each case no earlier than the Closing. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall require the Company, its Subsidiaries or any of its or their respective officers, employees, advisors and other Representatives, to: (A) provide cooperation that unreasonably interferes with the ongoing business or operations of the Company or its Subsidiaries; (B) provide cooperation that causes any covenant, representation or warranty in this Agreement to be breached; (C) provide cooperation that causes any closing condition set forth in Article 6 to fail to be satisfied or would reasonably be expected to conflict with, violate or result in a breach of or default under any Contract (including this Agreement) or any organizational document of the Company or its Subsidiaries; (D) other than with respect to customary authorization letters with respect to information provided by the Company under Section 5.17(c)(v), incur any liability or pay any commitment fee or other fee, cost, expense, indemnity, amount or payment in connection with the Debt Financing prior to the Closing; (E) execute, deliver or enter into, or perform any agreement, document, certificate or instrument with respect to the Debt Financing that is not contingent on the Closing (other than with respect to customary authorization letters with respect to information provided by the Company under Section 5.17(c)(v)) and the directors, members, general partners and managers (and any equivalent governing body) of the Company or its Subsidiaries shall not be required to adopt resolutions approving the agreements, documents and instruments pursuant to which the Debt Financing is obtained to the extent not contingent on the Closing (including, but not limited to, any credit or other agreements, pledge or security documents, or other certificates); (F) provide any legal opinion or other opinion of counsel, or any information that would result in a violation of Applicable Law or loss of attorney-client privilege or that is attorney work product; (G) encumber any of the assets of the Company or its Subsidiaries or otherwise be an issuer, guarantor or other obligor with respect to the Debt Financing prior to Closing; (H) incur, or commit to incur, or be required to reimburse, or commit to reimburse, any cost, expense, liability or obligation or provide or agree to provide any indemnity, in each case, in connection with the Debt Financing prior to Closing; (I) take any action that could subject any director, officer, employee, agent, manager, consultant, advisor or other Representative of the Company, its Subsidiaries or any their Affiliates to any personal liability; (J) [reserved]; (K) provide access to or disclose information that the

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Company determines in good faith is legally privileged or could jeopardize any attorney-client privilege or attorney work product of, or conflict with any confidentiality obligations binding on, the Company, its Subsidiaries or any of their Affiliates or any of their Representatives; or (L) waive, amend, restate, supplement, rescind, terminate or otherwise modify any terms of this Agreement or any other Contract or agreement that the Company or any of its Subsidiaries are a party to. All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Section 5.17 or otherwise in connection with any Debt Financing shall be kept confidential in strict accordance with an Acceptable Confidentiality Agreement.

(d) Subject to Buyer’s indemnification obligations set forth in Section 5.17(e), the Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Financing so long as the Company has a reasonable opportunity to preview and consent to such use of logos and such logos (i) are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries, (ii) are used solely in connection with a description of the Company, its business and products or the Transaction (including in connection with any marketing materials related to the Debt Financing), and (iii) are displayed and presented in a manner consistent with the Company’s past practice.

(e) The Company and the Subsidiaries and their respective Affiliates and Representatives shall have no liability whatsoever to Buyer or any other Person in respect of any financial information or data or other information provided pursuant to this Section 5.17. Buyer shall reimburse the Company promptly upon demand for all reasonable out-of-pocket fees, costs and expenses (including reasonable attorneys’ and accountants’ fees and expenses and other professional fees and expenses) incurred by the Company or any of its Subsidiaries or Representatives in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 5.17 and shall indemnify and hold harmless the Company, its Subsidiaries and their respective Affiliates and Representatives (collectively, the “Financing Indemnitees”) from and against any and all costs, expenses, losses, damages, claims, judgments, fines, claims, losses, penalties, damages, interest, awards and liabilities directly or indirectly suffered or incurred by any of them in connection with the arrangement and consummation of the Financing (including any alternate financing), any information used in connection therewith and any misuse of logos or marks of the Company or its Subsidiaries pursuant to Section 5.17(d), except to the extent arising from the gross negligence or willful misconduct of any such Financing Indemnitee or arising as result of any information provided by or on behalf of any of the Financing Indemnitees. Notwithstanding anything to the contrary in this Agreement, this Section 5.17(e) shall survive the consummation of the Transaction and the Closing and any termination of this Agreement.

(f) Notwithstanding this Section 5.17 or anything else to the contrary in this Agreement, Buyer acknowledges, affirms and agrees that it is not a condition to the Closing or to any of its other obligations under this Agreement that Buyer obtain any debt, equity or other financing for or related to any of the transactions contemplated by this Agreement (including, without limitation, all or any portion of any Financing).

(g) For the avoidance of doubt, the Parties acknowledge and agree that the provisions contained in Section 5.17(c) represent the sole obligation of the Company, its Subsidiaries and other Affiliates, and their respective partners, officers, directors, employees, accountants, legal counsel and other Representatives with respect to cooperation in connection with the arrangement of the Financing and no other provision of this Agreement (including the Exhibits and Schedules hereto) shall be deemed to expand or modify such obligations.

(h) Upon request by Buyer prior to the Closing and in any event after the satisfaction of all the conditions to Closing (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date, other than solely by virtue of Buyer’s failure to effect the Closing), to the extent permitted by Applicable Law, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to (x) sell for cash, with effect as of a date immediately proximate to the Closing Date, marketable securities and cash equivalents held by, or on behalf of or for the benefit of, the Company and/or any of its Subsidiaries and (y) transfer from Subsidiaries, prior to the Effective Time, an amount of cash to the Company, in as Tax- and cost-efficient method as is reasonably practicable (after consultation with Buyer) taking into account the working capital requirements of the

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Company’s Subsidiaries, with a view towards making available at the Effective Time such cash amounts. Any available cash of the Company on hand at the Closing may be used for payments to be made at the Closing as directed by Buyer; provided that, notwithstanding anything herein to the contrary, nothing in this Section 5.17(h) shall be deemed to affect, modify or condition the obligations of Buyer to effect the Closing and pay the Consideration in accordance with the terms hereof.

Section 5.18 Confidentiality. Buyer and the Company hereby agree to continue to be bound by the non-disclosure agreement, dated as of July 1, 2021, by and between Permira Advisers LLP and the Company, as supplemented on October 27, 2021 (the “Confidentiality Agreement”) (it being acknowledged and agreed, for the avoidance of doubt, that Buyer is an “Affiliate” of Permira Advisers LLP for purposes of the Confidentiality Agreement). All information provided by or on behalf of the Company or its Subsidiaries pursuant to this Agreement (including in connection with the Debt Financing) will be kept confidential in accordance with the Confidentiality Agreement; provided, however, that Buyer will be permitted to disclose such information on a need-to-know basis to any Debt Financing Sources that may become parties to the documents evidencing the Debt Financing (and, in each case, to their respective counsel and auditors) so long as each such Person (a) agrees for the benefit of the Company to be bound by the Confidentiality Agreement as if a party thereto or (b) is subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a third party beneficiary.

Section 5.19 Director Resignations. Prior to the Closing, the Company shall use its reasonable best efforts to deliver to Buyer resignations executed by each director of the Company in office immediately prior to the Effective Time, which resignations shall be effective at the Effective Time.

Section 5.20 Listing Matters. Each of the Company and Buyer agrees to cooperate with the other Party in taking, or causing to be taken, all action necessary to delist the Company Ordinary Shares from Nasdaq and terminate its registration under the Exchange Act, provided that such delisting and termination shall not be effective until the Effective Time.

Section 5.21 Treatment of Company Debt. The Company shall, and shall cause its Subsidiaries to, deliver all notices and take all other actions that are required to facilitate in accordance with the terms thereof the termination of all commitments outstanding under the Company Credit Agreement, the repayment in full of all obligations, if any, outstanding thereunder, the release of all Liens, if any, securing such obligations, and the release of any guarantees provided in connection therewith as of the Effective Time (collectively, the “Credit Agreement Termination”). No less than one (1) Business Day prior to the Closing Date, the Company shall obtain payoff letters for the Company Credit Agreement in form and substance reasonably satisfactory to the Buyer, which payoff letters shall acknowledge the aggregate principal amount and all accrued but unpaid interest constituting such Indebtedness. Notwithstanding anything herein to the contrary, in no event shall this Section 5.21 require the Company or any of its Subsidiaries to cause the Credit Agreement Termination to be effective unless and until the Effective Time has occurred.

Section 5.22 Scheme Implementation by Way of Offer.

(a) If, prior to a Scheme Meeting, a takeover offer (under Article 116 of the Companies Law) is made by any Person not affiliated with Buyer or its Affiliates, Buyer may (in its sole discretion) elect to implement the Transaction by way of a contractual takeover offer (the “Offer”), whether or not the Scheme Document has been published, provided that the Offer is made in accordance with the terms and conditions set forth in this Agreement (with any additions, deletions, modifications or amendments to such terms and conditions as may be necessary solely as a result of a switch from the Scheme of Arrangement to the Offer) and provided that Buyer shall comply with Section 5.22(b) through (d). If the Parties agree to implement the Transaction by way of an Offer in accordance with this Section 5.22(a), Section 5.04(a) and 5.04(b) shall cease to have any effect (but without prejudice to the Parties’ obligations to take any relevant actions in accordance with this Agreement to approve and/or implement the Offer), and the terms and conditions set out in this Agreement shall be deemed to be modified or amended in so far as is necessary as a result of the switch from the Scheme of Arrangement to the Offer.

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(b) In the event that the Transaction is implemented by way of an Offer pursuant to and in accordance with Section 5.22(a), Buyer shall prepare the document to be dispatched to (among others) the Company Shareholders under which any Offer would be made (the “Offer Document”) and shall consult with the Company in relation to the preparation thereof. Buyer agrees to submit, or procure the submission of, drafts and revised drafts of the Offer Document to the Company for review and comment and, where necessary, to discuss any comments with the Company for the purposes of preparing revised drafts. Buyer shall afford the Company sufficient time to consider the drafts and revised drafts of the Offer Document and include in the Offer Document all comments reasonably proposed by the Company.

(c) The Company shall afford all such cooperation and assistance as may reasonably be requested of it by Buyer in respect of the preparation and verification of any document required for the implementation of the Offer, including the provision to Buyer of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Buyer may reasonably request (including for the purposes of preparing the Offer Document and any amendments or supplements to either the Offer Document) and to do so in a timely manner. The Company shall review and provide comments (if any) in a reasonably timely manner on all such documentation submitted to it.

(d) If the Transaction is implemented by way of an Offer pursuant to and in accordance with Section 5.22(a):

(i) the acceptance condition to the Offer shall be set at 90% (or such lesser percentage as the Company and Buyer may agree) of the Company Ordinary Shares to which the Offer relates;

(ii) Buyer shall ensure that, unless the Parties agree otherwise in writing, the only conditions of the Offer shall be those set out in Article 6 (the “Conditions”) (with (i) the condition set forth in Section 6.01(b) replaced with the acceptance condition specified in Section 5.22(d)(i), and (ii) any other additions, deletions, modifications or amendments to such conditions as the Parties agree are reasonably necessary or desirable as a result of a switch from the Scheme of Arrangement to the Offer);

(iii) Buyer shall keep the Company informed, on a regular basis and in any event as promptly as reasonably practicable following a request by the Company or its Representatives, of the number of Company Shareholders that have validly returned their acceptance or withdrawal forms or incorrectly completed their acceptance or withdrawal forms and the identity of such shareholders;

(iv) except where the Company Board has effected an Adverse Recommendation Change pursuant to and in accordance with Section 5.03, (A) the Company Board shall duly and validly adopt a resolution declaring that the Company Board has resolved that it will recommend that the Company Shareholders accept the Offer and such recommendation shall be deemed to be the Company Board Recommendation; (B) the Company agrees that the Company Board Recommendation shall be included within the Offer Document; and (C) neither the Company Board nor any committee thereof shall withhold, withdraw or modify in a manner adverse to Buyer the Company Board Recommendation; and

(v) any failure to provide the Company Board Recommendation in accordance with clause (iv) above shall be deemed to be an Adverse Recommendation Change.

Section 5.23 Transaction Implementation by Way of Merger

(a) The Parties may, in the circumstances set out in Section 5.22(a), prior to any election by Buyer to implement the Transaction by way of an Offer under such terms, agree to implement the Transaction by way of a merger pursuant to Part 18B of the Companies Law (the “Merger”), rather than by way of a Scheme of Arrangement and whether or not the Scheme Document has been published. If the Parties agree to implement the Transaction by way of a Merger in accordance with this Section 5.23, the Parties shall enter into a merger agreement on substantially the same terms as this Agreement but modified or amended insofar as is necessary solely as a result of the switch from the Scheme of Arrangement to the Merger and otherwise to incorporate the information required by Article 127D of the Companies Law and convene the relevant meeting(s) of the Company in order to pass the relevant Company Shareholder Resolutions to approve the Merger, and the terms

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and conditions set out in this Agreement shall be deemed to be modified or amended in so far as is necessary as a result of the switch from the Scheme of Arrangement to the Merger.

(b) For the purposes of the Merger, the merged company (as defined in Article 127A(1) of the Companies Law) shall be the Company and the merging companies (as defined in Article 127A(1) of the Companies Law) shall be:

(i) the Company; and

(ii) the Buyer, or a Jersey company to be incorporated by Buyer as a wholly owned subsidiary of Buyer which such company is permitted to so merge with the Company pursuant to: (a) the laws of its jurisdiction of incorporation or establishment; and (b) the Companies Law.

Section 5.24 Control of Operations. Without in any way limiting any Party’s rights or obligations under this Agreement, the Parties understand and agree that (a) nothing contained in this Agreement shall give the Company or Buyer, directly or indirectly, the right to control or direct the other Party’s operations prior to the Effective Time and (b) prior to the Effective Time, each of the Company and Buyer shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

ARTICLE 6

CONDITIONS TO THE TRANSACTION

Section 6.01 Conditions to the Obligations of Each Party. The obligation of each Party to consummate the Transaction and the other transactions contemplated by this Agreement is subject to the satisfaction or, to the extent permitted by Applicable Law, waiver in writing by each Party, at or prior to Closing, of the following conditions:

(a) the Company Shareholder Approval shall have been obtained at the Scheme Meeting and the Company GM;

(b) the Scheme of Arrangement shall have been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to both Parties acting reasonably and in good faith) and a copy of the Court Order shall have been delivered to Registrar of Companies in Jersey;

(c) no Governmental Authority having jurisdiction over any Party shall have issued any Order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no Applicable Law shall have been adopted that makes consummation of the Transaction illegal or otherwise prohibited;

(d) the applicable waiting period (and any extension thereof, subject to Section 5.12) applicable to the Transaction under the HSR Act shall have expired or been terminated and all consents required under any other Antitrust Law and Foreign Investment Laws of the jurisdictions set forth on Section 6.01(d) of the Company Disclosure Schedule shall have been obtained or any applicable waiting period (and any extensions thereof) thereunder shall have expired or been terminated; and

(e) The CFIUS Approval shall have been obtained.

Section 6.02 Conditions to the Obligations of Buyer. The obligation of Buyer to consummate the Transaction is subject to the satisfaction, or waiver in writing by Buyer, at or prior to Closing, of the following conditions:

(a) (i) the representations and warranties of the Company set forth in the first sentence of Section 3.01, Section 3.02, Section 3.09(b), Section 3.23 and Section 3.24 shall be true and correct in all material respects on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and

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warranty shall be true and correct in all material respects only as of such earlier date), (ii) the representations and warranties of the Company set forth in Section 3.05(a) and the first sentence of Section 3.05(c) shall be true and correct in all respects (other than de minimis inaccuracies) on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date) and (iii) the other representations and warranties of the Company set forth in Article 3 of this Agreement shall be true and correct on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Company Material Adverse Effect;

(b) the Company shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing;

(c) Buyer shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company certifying that the conditions set forth in Section 6.02(a) and Section 6.02(b) have been satisfied; and

(d) since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect.

Section 6.03 Conditions to the Obligations of the Company. The obligation of the Company to consummate the Transaction is subject to the satisfaction, or waiver in writing by the Company, at or prior to Closing, of the following conditions:

(a) the representations and warranties of Buyer set forth in Article 4 of this Agreement shall be true and correct on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Buyer Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Buyer Material Adverse Effect;

(b) Buyer shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing; and

(c) the Company shall have received at the Closing a certificate signed on behalf of Buyer by an executive officer of Buyer certifying that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

Section 6.04 Frustration of Closing Conditions. Neither Buyer nor the Company may rely on the failure of any condition set forth in Section 6.01, Section 6.02 or Section 6.03, as the case may be, to be satisfied (or to be able to be satisfied) to excuse it from its obligation to effect the Transaction if such failure (or inability to be satisfied) was primarily caused by such party’s material breach or other failure to materially comply with or perform its obligations under this Agreement.

ARTICLE 7

TERMINATION

Section 7.01 Termination. This Agreement may be terminated and the Transaction may be abandoned at any time prior to the Closing only as follows:

(a) by mutual written agreement of the Company and Buyer (notwithstanding any approval of this Agreement by the Company Shareholders);

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(b) by either Buyer or the Company, upon written notice to the other party, if the Closing Date has not occurred on or before June 7, 2022 (the “End Date”) (notwithstanding any approval of this Agreement by the Company Shareholders); provided that the End Date shall be automatically extended one time until September 7, 2022 if (x) the condition set forth in Section 6.01(c), Section 6.01(d) or Section 6.01(e) shall not have been satisfied as of the close of business on the Business Day immediately prior to the then-current End Date or (y) the Company Shareholder Approval has been obtained but (i) no court date for the Court hearing to obtain the Court Order is available by the then-current End Date, (ii) the Company has not sought the sanction of the Scheme of Arrangement by the Court or (iii) the Company has not delivered the Court Order to the Registrar of Companies in Jersey to make the Scheme of Arrangement effective by the then-current End Date; and provided further that the right to terminate this Agreement under this Section 7.01(b) shall not be available to any Party whose material breach of any provision of this Agreement has been the primary cause of, or primarily resulted in, the failure of the Transaction to be consummated by the End Date;

(c) by either Buyer or the Company, upon written notice to the other party, if at any time prior to the Effective Time any Governmental Authority of competent jurisdiction shall have issued a final and non-appealable Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Transaction (notwithstanding any approval of this Agreement by the Company Shareholders); provided, however, the right to terminate this Agreement under this Section 7.01(c) shall not be available to any Party whose material breach of any provision of this Agreement has been the primary cause of, or primarily resulted in, such final and non-appealable Order or action enjoining, restraining or otherwise prohibiting the consummation of the Transaction;

(d) by either Buyer or the Company, upon written notice to the other Party, if the Court affirmatively declines or refuses to sanction the Scheme of Arrangement, unless (i) the Company or Buyer appeals the decision of the Court within any applicable time limits, in which case such termination right pursuant to this Section 7.01(d) shall not be available until a final, non-appealable Order is given declining the Scheme of Arrangement or (ii) both Parties agree in writing to implement the Transaction by way of an Offer in accordance with Section 5.23 or a Merger in accordance with Section 5.24;

(e) by either Buyer or the Company, upon written notice to the other Party, if the Scheme Meeting and the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and the Company Shareholder Approval shall not have been obtained and the Parties have not agreed in writing to implement the Transaction by way of an Offer or a Merger in accordance with Section 5.22 or Section 5.23, respectively;

(f) by Buyer, upon written notice to the Company, in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 6.02 not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the then-current End Date or the thirtieth (30th) day following Buyer’s delivery of written notice describing such breach to the Company; provided, however, that Buyer shall not be entitled to terminate this Agreement pursuant to this Section 7.01(f) if Buyer is in breach of its obligations under this Agreement such that the Company would be entitled to terminate this Agreement pursuant to Section 7.01(g);

(g) by the Company, upon written notice to Buyer, in the event of a breach by Buyer of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 6.03 not being satisfied and (ii) (x) such breach is incapable of being cured or (y) if capable of being cured, has not been cured prior to the earlier of one (1) day prior to the End Date or the thirtieth (30th) day following the Company’s delivery of written notice describing such breach to Buyer; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.01(g) if the Company is in breach of its obligations under this Agreement such that Buyer would be entitled to terminate this Agreement pursuant to Section 7.01(f);

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(h) by Buyer, upon written notice to the Company, at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change;

(i) by the Company, upon written notice to Buyer, at any time prior to receipt of the Company Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal in accordance with Section 5.03(b), and promptly following such termination, the Company enters into a definitive agreement with respect to such Superior Proposal; provided that substantially concurrently with such termination, the Company pays the Company Termination Payment payable pursuant to Section 8.04(b); or

(j) by the Company, upon written notice to Buyer, if (A) the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied by actions taken at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date, other than solely by virtue of Buyer’s failure to effect the Closing) have been satisfied or waived, (B) Buyer fails to consummate the Transaction by the date the Closing was required to occur pursuant to Section 1.02, (C) the Company has irrevocably notified Buyer in writing that the Company stands ready, willing and able to consummate the Transaction, (D) the Company shall have provided the Buyer written notice at least three (3) Business Days (or, if earlier, the Business Day immediately preceding the End Date) prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.01(j) and the Transaction shall not have been consummated by the end of such three (3) Business Day period (or, if earlier, the End Date).

The Party desiring to terminate this Agreement pursuant to this Section 7.01 (other than pursuant to Section 7.01(a)) shall give written notice of such termination to the other Party setting forth in reasonable detail the provision of this Section 7.01 pursuant to which this Agreement is being terminated.

Section 7.02 Effect of Termination. If this Agreement is terminated pursuant to Section 7.01, this Agreement shall become void and of no effect without liability of any Party (or any Representative of such Party) to the other Party; provided, however, that the provisions of (i) this Section 7.02, (ii) the last sentence of Section 5.05, (iii) the last sentence of Section 5.12(b), (iv) the last sentence of Section 5.17(e), (v) Section 5.18 and (vi) Article 8 (other than Sections 8.10(a), (b) and (c) except with respect to specific enforcement of the provisions which expressly survive termination of this Agreement in accordance with Section 8.10(a)) shall survive any termination hereof pursuant to Section 7.01. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, neither Buyer nor the Company shall be relieved or released from any liabilities or damages arising out of its Willful and Material Breach of any provision of this Agreement or any other agreement delivered in connection herewith, provided that, notwithstanding anything in this Agreement to the contrary, under no circumstances will (i) the amount payable by Buyer, any Equity Investor or any of their respective Affiliates (taking into account the payment of the Buyer Termination Payment pursuant to this Agreement),whether pursuant to this Agreement or the Fee Funding Agreements, in connection with or following any termination of this Agreement (including arising out of any Willful and Material Breach) exceed an amount equal to $289,100,000 in the aggregate or (ii) the amount payable by the Company (taking into account the payment of the Company Termination Payment pursuant to this Agreement) in connection with or following any termination of this Agreement (including arising out of any Willful and Material Breach) exceed an amount equal to $216,825,000. For the avoidance of doubt, (a) the failure of Buyer to consummate the Transaction on the date required by Section 2.01 under the circumstances set forth in Section 7.01(j) shall constitute a Willful and Material Breach by Buyer, and Buyer shall be liable to the Company for such breach as provided herein notwithstanding any termination of this Agreement, subject only to Section 8.10(c), (b) the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms and (c) the Fee Funding Agreements (solely to the extent provided for therein) shall survive the termination of this Agreement and shall remain in full force and effect in accordance with their terms. Notwithstanding anything to the contrary provided in this Agreement, including in the foregoing provisions of this Section 7.02, nothing shall relieve any party for fraud.

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ARTICLE 8

MISCELLANEOUS

Section 8.01 Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by facsimile transmission (provided that confirmation of facsimile transmission is obtained), (ii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date delivered if sent by e-mail (provided that confirmation of e-mail receipt is obtained), in each case as follows:

if to Buyer, to:

Magnesium Bidco Limited

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Michail Zekkos / Ryan Lanpher / Justin Herridge

Email: Michail.Zekkos@permira.com / Ryan.Lanpher@permira.com / Justin.Herridge@Permira.com with a copy to (which shall not constitute notice):

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com if to the Company, to:

Mimecast Limited

191 Spring Street

Lexington, Massachusetts 02421

Attention: Robert Nault

Email: rnault@mimecast.com

with a copy to (which shall not constitute notice):

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Stuart M. Cable

Lisa R. Haddad

Mark Opper

Lillian Kim

Facsimile No.: (617) 523-1231

E-Mail: scable@goodwinlaw.com;

lhaddad@goodwinlaw.com; mopper@goodwinlaw.com;

lkim@goodwinlaw.com

Section 8.02 Survival of Representations and Warranties. None of the representations, warranties or covenants in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Effective Time, except that this Section 8.02 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time, which shall survive to the extent expressly provided for herein.

Section 8.03 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party or, in the case

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of a waiver, by each Party against whom the waiver is to be effective; provided, however, that after receipt of the Company Shareholder Approval, if any such amendment or waiver shall by Applicable Law or in accordance with the rules and regulations of Nasdaq require further approval of the Company Shareholders, the effectiveness of such amendment or waiver shall be subject to the approval of the Company Shareholders.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise expressly provided in this Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 8.04 Fees and Expenses.

(a) Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

(b) In the event that:

(i) this Agreement is terminated pursuant to Section 7.01(h);

(ii) this Agreement is terminated pursuant to Section 7.01(i); or

(iii) this Agreement is terminated pursuant to Section 7.01(b), Section 7.01(e) or Section 7.01(f) and (A) after the date hereof an Acquisition Proposal is made (x) directly to the Company’s shareholders or is otherwise publicly disclosed and, in each case, not publicly withdrawn at least two (2) Business Days before the Scheme Meeting in the case of Section 7.01(e) or (y) directly to the Company’s shareholders or is otherwise publicly disclosed or privately to the Company, the Company Board, or its or their Representatives or Subsidiaries before the termination of this Agreement in the case of Section 7.01(b) or Section 7.01(f) and (B) within twelve (12) months after the date of such termination, the Company enters into a definitive agreement in respect of an Acquisition Proposal, which Acquisition Proposal is subsequently consummated (whether or not in such twelve (12) month period) (provided that for purposes of this clause (iii), each reference to “20% or more” or “80% or less” in the definition of Acquisition Proposal shall be deemed to be references to “more than 50%” or “less than 50%”, respectively);

then the Company shall pay to Buyer the Company Termination Payment by wire transfer of same-day funds (x) in the case of Section 8.04(b)(i), within three (3) Business Days after such termination, (y) in the case of Section 8.04(b)(ii), substantially concurrently with the termination of this Agreement pursuant to Section 7.01(i) (or no later than the next Business Day if such termination occurs on a day that is not a Business Day) and (z) in the case of Section 8.04(b)(iii), substantially concurrently with the consummation of such Acquisition Proposal. For the avoidance of doubt, any payment made by the Company under this Section 8.04(b) shall be payable only once with respect to Section 8.04(b) and not in duplication, even though such payment may be payable under one or more provisions hereof. In the event that Buyer shall receive full payment of the Company Termination Payment pursuant to this Section 8.04(b), the receipt of the Company Termination Payment shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Buyer or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and except for the obligations of the Company pursuant to this Section 8.04(b) the Company shall have no further liability, whether pursuant to a claim at law or in equity, to Buyer or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination (including for any Willful and Material Breach), and none of Buyer or any of its Affiliates or any other Person shall be entitled to bring or maintain any Proceeding against the Company or any of its Subsidiaries or Affiliates for damages or any equitable relief arising out of or in connection with this Agreement (other than equitable relief to require payment of the Company Termination Payment and any expenses pursuant to this Section 8.04(b)), any of the transactions contemplated by this Agreement or any matters forming the basis for such termination; provided that if the Company fails to pay the Company Termination Payment when due and Buyer commences a suit which results

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in a final, non-appealable judgment against the Company for the Company Termination Payment or any portion thereof, then the Company shall pay Buyer its costs and expenses (including reasonable attorney’s fees and disbursements) in connection with such suit, together with interest on the Company Termination Payment at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding); provided that in no event shall such cost, expenses and interest exceed $10,000,000 in the aggregate.

(c) In the event that this Agreement is terminated (i) by the Company pursuant to Section 7.01(g) or Section 7.01(j) or (ii) by Buyer pursuant to Section 7.01(b) and at the time of such termination the Company could have terminated this Agreement pursuant to Section 7.01(g) or Section 7.01(j), then, in any such case, Buyer shall pay to the Company the Buyer Termination Payment by wire transfer of same-day funds within three (3) Business Days after such termination. For the avoidance of doubt, any payment made by Buyer under this Section 8.04(c) shall be payable only once with respect to Section 8.04(c) and not in duplication, even though such payment may be payable under one or more provisions hereof. In the event that the Company shall receive full payment of the Buyer Termination Payment pursuant to this Section 8.04(c), the receipt of the Buyer Termination Payment shall be deemed to be liquidated damages and, other than with respect to Buyer’s reimbursement obligations with respect to Buyer Expenses, the sole and exclusive remedy for any and all losses or damages suffered or incurred by the Company or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination (including for any Willful and Material Breach), and except for the obligations of Buyer pursuant to Section 5.17(e) and this Section 8.04(c) (collectively, the “Buyer Expenses”), neither Buyer nor any of its Affiliates, financing sources, or any of their respective former, current or future directors, officers, employees, partners, managers, members, equityholders, Affiliates or Representatives (collectively, “Buyer Related Parties”) shall have any further liability, whether pursuant to a claim at law or in equity, to the Company or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated by this Agreement (and the abandonment thereof) or any matter forming the basis for such termination, and none of the Company or any of its Affiliates or any other Person shall be entitled to bring or maintain any Proceeding against any Buyer Related Party for damages or any equitable relief arising out of or in connection with this Agreement, any of the transactions contemplated by this Agreement or any matters forming the basis for such termination (other than equitable relief to require payment of the Buyer Termination Payment and/or any Buyer Expenses); provided that if Buyer fails to pay the Buyer Termination Payment and/or any Buyer Expenses and the Company commences a suit which results in a final, non-appealable judgment against Buyer for the Buyer Termination Payment and/or any Buyer Expenses, or any portions thereof, then Buyer shall pay the Company its costs and expenses (including reasonable attorney’s fees and disbursements) in connection with such suit, together with interest on the Buyer Termination Payment and/or Buyer Expenses at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding) (the “Recovery Costs”); provided that in no event shall such Recovery Costs exceed $10,000,000 in the aggregate. Buyer acknowledges and agrees that the Company’s right to receive the Buyer Termination Payment pursuant to this Agreement shall not limit or otherwise affect the Company’s right to seek specific performance solely to the extent provided in Section 8.10 prior to a termination of this Agreement. For the avoidance of doubt, while the Company may pursue both a grant of specific performance prior to the termination of this Agreement, and the payment of the Buyer Termination Payment, if applicable, following a termination of this Agreement, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to cause the Closing to occur and either monetary damages or all or any portion of the Buyer Termination Payment.

Section 8.05 VAT And Transfer Taxes.

(a) Where under the terms of this Agreement one party is liable to indemnify or reimburse another party in respect of costs, charges or expenses, the payment shall include an amount equal to any VAT thereon not otherwise recoverable by the other party or the representative member of any VAT group of which it forms part.

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(b) The parties anticipate and shall use reasonable commercial endeavours to secure that any Company Termination Payment or any Buyer Termination Payment (each a “Termination Payment”) is not and will not be treated as consideration for a taxable supply for VAT purposes. However, if a Tax Authority successfully asserts that a Termination Payment is consideration in whole or in part for a taxable supply for VAT purposes then:

(i) if a relevant Tax Authority successfully asserts that the Termination Payment is consideration for a taxable supply in respect of which the payee is liable to account for VAT then (A) if such VAT is not recoverable by the payer by deduction or refund, no additional amount shall be paid in respect of VAT and the Termination Payment shall be VAT inclusive; or (B) if and to the extent that such VAT is wholly or partly recoverable by the payer by deduction or refund, the amount of the Termination Payment shall be increased to take account of such recoverable VAT; and

(ii) if under a reverse charge mechanism the Termination Payment is determined by a relevant Tax authority to be consideration for a taxable supply in respect of which the payer is liable to account for VAT then, to the extent that any VAT chargeable on the supply is not recoverable by the payer by deduction or refund, the amount of the Termination Payment shall be reduced to take account of such irrecoverable VAT, such that in either case after making any such adjustments the aggregate of (x) the total amount of the Termination Payment paid to the payee (including any amount in respect of irrecoverable VAT but not recoverable VAT), plus (y) any irrecoverable VAT incurred under a reverse charge mechanism together with (in the case of (y) only) any related interest or penalties arising otherwise than as a result of the unreasonable delay or default of the payer or relating to any period after the payee has accounted to the payer for any reduction in the Termination Payment pursuant to this Section) shall be equal to the amount that the Termination Payment would have been in the absence of any VAT. Such adjusting payment or payments as may be required to give effect to this Section 8.05(b) shall be made ten Business Days after the date on which the assertion by the relevant Tax authority which results in such payment being required has been communicated to the party required to make the payment (together with such evidence of it as is reasonable in the circumstances to provide and, where Section 8.05(b)(i) applies, together with the provision of a valid VAT invoice) or, if later, (in the case of Section 8.05(b)(i) ten Business Days after the VAT is recovered or (in the case of Section 8.05(b)(ii)), ten Business Days before VAT is required to be accounted for. References in this Section to the payer and the payee include, where applicable, references to a member of any group of which such entity is a member for VAT purposes.

(c) The Parties hereto shall use reasonable commercial efforts to procure that any instrument of transfer of the Company Shares is executed outside the United Kingdom and not brought in to the United Kingdom. All stamp duty, stamp duty reserve tax or other documentary, transfer or registration duties or Taxes (including in each case any related interest or penalties but excluding for avoidance of doubt any Taxes calculated by reference to income, profits or gains) arising as a result of the entry into or implementation of this Agreement or the Scheme Document shall be borne 50% by the Buyer and 50% by the Company Shareholders (pro rata to their entitlement to the Consideration).

Section 8.06 Assignment; Benefit. This Agreement shall not be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Party. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any Person other than the Parties or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except following the Closing for the provisions of Article 2 concerning payment of the Aggregate Transaction Consideration, Section 5.11, Section 5.17(e), and Section 8.10(c) which provisions shall inure to the benefit of the Persons or entities benefiting therefrom who shall be third party beneficiaries thereof and who may enforce the covenants contained therein.

Section 8.07 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby (whether based in contract, tort, or otherwise), including the applicable statute of limitations, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of the State of Delaware; provided that, notwithstanding

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the foregoing, any provisions in this Agreement (w) respecting the implementation, effect and consequence of the Scheme of Arrangement, (x) which expressly reference the Laws of the Bailiwick of Jersey or the Companies Law, or (y) which relate to the fiduciary or other duties of any officer or director of the Company, in each case shall be interpreted, construed and governed by and in accordance with the Laws of the Bailiwick of Jersey without regard to the conflicts of law rules of the Bailiwick of Jersey. The Parties acknowledge that the Laws of the Bailiwick of Jersey govern the internal affairs of the Company, including with respect to any fiduciary or other duties that directors or any other Person may owe to Company Shareholders.

Section 8.08 Jurisdiction. The Parties agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in the Delaware Court of Chancery, New Castle County, or if that court does not have jurisdiction or declines to exercise jurisdiction, a federal court sitting in the State of Delaware, or if that court does not have jurisdiction or declines to exercise jurisdiction, the Delaware Superior Court, New Castle County, and any applicable appellate courts relating to any of the foregoing (the “Delaware Courts”). Each Party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts in respect of any legal or equitable Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 8.01 or in any other manner permitted by law. Notwithstanding the foregoing provisions of this Section 8.08, nothing herein shall prevent the implementation and enforcement of the Scheme of Arrangement before the Court and, to the extent required by Applicable Law, the Court shall have exclusive jurisdiction with respect of such matters.

Section 8.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT (INCLUDING ANY EXHIBITS) BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

Section 8.10 Specific Performance.

(a) The Parties agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages or other legal remedies would not be an adequate remedy for any such harm. The Parties agree that unless and until this Agreement is terminated in accordance with Section 7.01 and any dispute over the right to terminate has been finally resolved, (i) the Parties shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 8.08 to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement (other than Buyer’s obligation to effect the Transaction or the Closing, which shall be governed by the next sentence), without bond or other security being required, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement, and without that right, neither the Company nor Buyer would have entered into this Agreement. Notwithstanding anything to the contrary in this Agreement, the Parties further agree that unless and until this Agreement is terminated in accordance with Section 7.01 and any dispute over the right to

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terminate has been finally resolved, the Company shall be entitled to an injunction, specific performance or other equitable remedy to specifically enforce Buyer’s obligations to effect the Closing on the terms and conditions set forth herein in the event that (A) the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date, other than solely by virtue of Buyer’s failure to effect the Closing) have been satisfied or waived, (B) the Debt Financing is available to be funded at the Closing and has been funded or will be funded if the Equity Financing is funded, (C) Buyer has failed to consummate the Closing at the time when it was required under Section 1.02, and (D) the Company has irrevocably confirmed in writing to Buyer that if specific performance were granted and the Debt Financing and Equity Financing were funded, then the Closing would occur in accordance with Section 1.02 (such clauses (A), (B), (C) and (D), together, the “Specific Performance Conditions”). Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other Party has an adequate remedy at law or that any such injunction or award of specific performance or other equitable relief is not an appropriate remedy for any reason; provided that solely with respect to the equitable remedy to specifically enforce Buyer’s obligation to effect the Closing, Buyer may oppose the granting of specific performance only on the basis that one of the Specific Performance Conditions has not been satisfied. The Parties further agree that (x) following the Company’s termination of this Agreement in accordance with Section 7.01, the Company shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 8.08 to enforce specifically Buyer’s surviving obligations herein, including with respect to the payment of monetary damages under Section 7.02 or the payments to which the Company is entitled under Section 8.04(c), and (ii) following Buyer’s termination of this Agreement in accordance with Section 7.01, Buyer shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 8.08 to enforce specifically the Company’s surviving obligations herein, including with respect to the payment of monetary damages under Section 7.02 or the payments to which Buyer is entitled under Section 8.04(b); provided that the Parties acknowledge and agree that, while the Company may pursue a grant of specific performance prior to the termination of this Agreement, following a termination of this Agreement, under no circumstances shall the Company be permitted or entitled to seek a grant of specific performance to cause the Closing to occur.

(b) The Parties further agree that subject to the terms, limitations and conditions set forth in this Agreement (including Section 8.04(c)), (i) by seeking the remedies provided for in this Section 8.10 , a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages), including for breach of any of the provisions of this Agreement or in connection with a termination of this Agreement or in the event that the remedies provided for in this Section 8.10 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 8.10 shall require any Party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 8.10 prior or as a condition to exercising any termination right under Article 7 (and pursuing damages after such termination), nor shall the commencement of any Proceeding pursuant to this Section 8.10 or anything set forth in this Section 8.10 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 7 or pursue any other remedies under this Agreement that may be available at any.

(c) In no event shall the Company seek or permit to be sought on behalf of the Company any monetary damages of any kind, including consequential, indirect, or punitive damages, from any officer, director, agent or employee of Buyer, any direct or indirect holder of any equity interests or securities of Buyer or any direct or indirect director, officer, employee, partner, Affiliate, member, controlling Person or Representative of any of the foregoing, in connection with this Agreement or the transactions contemplated by this Agreement (other than as expressly provided by and subject to the terms of the Equity Commitment Letters and the Fee Funding Agreements). Except for the liabilities and obligations of the parties to the Equity Commitment Letters, the Debt Commitment Letter, the Fee Funding Agreements and the other Transaction Documents under any of the foregoing Contracts to which they are parties and except for claims for fraud, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this

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Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing and the Equity Investors and Debt Financing Sources (collectively, the “Non-Recourse Party”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the transactions contemplated by this Agreement or based on, in respect of, or by reason of this Agreement or the transactions contemplated by this Agreement or the negotiation, execution, performance, or breach of this Agreement (other than, in each case, the liabilities and obligations of the parties to the Equity Commitment Letters, the Debt Commitment Letter, the Fee Funding Agreements and the other Transaction Documents under any of the foregoing Contracts to which they are expressly identified as parties), and, to the maximum extent permitted by Applicable Law, each Contracting Party, on behalf of itself and its Affiliates, hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-Recourse Party. Without limiting the foregoing, to the maximum extent permitted by Applicable Law, except as provided in the Equity Commitment Letters, the Debt Commitment Letter, the Fee Funding Agreements and the other Transaction Documents, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impute or extend the liability of a Contracting Party to any Non-Recourse Party, whether based on statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Subject to the terms of the Equity Commitment Letters, in connection with a valid Order requiring Buyer to specifically perform the Closing of the Transaction under this Agreement, the Company may enforce the terms of the Equity Commitment Letters in accordance with their terms. Notwithstanding the foregoing provisions of this Section 8.10(c) and any other provision of this Agreement to the contrary, but subject to the terms and conditions of the Fee Funding Agreements (and without limiting the Company’s remedies thereunder), the Company may seek to cause Buyer to enforce the terms of the Fee Funding Agreements to cause any Funding Party (as defined in the Fee Funding Agreements), to provide funds to Buyer to permit Buyer to satisfy (i) any Order or award of damages in favor of the Company obtained by the Company in accordance with Section 7.02, and/or (ii) payment by Buyer of the Buyer Termination Payment, Buyer Expenses and/or Recovery Costs.

(d) Notwithstanding anything herein to the contrary and for the avoidance of doubt, nothing in this Section 8.10 nor Section 8.04 shall limit in any way any fraud remedies or the remedies of the parties under the Confidentiality Agreement.

Section 8.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such a determination, the Parties agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner, in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

Section 8.12 Entire Agreement; No Reliance; Access to Information.

(a) This Agreement, the Confidentiality Agreement, the exhibits and schedules to this Agreement, the Company Disclosure Schedule, the Financing Commitment Letters and the Fee Funding Agreements constitute

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the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect thereto. In the event of any inconsistency or conflict between the provisions of this Agreement and the Scheme of Arrangement, the provisions of this Agreement shall prevail and govern.

(b) Buyer agrees that, except for the representations and warranties contained in Article 3 of this Agreement, the Company makes no other representations or warranties and hereby disclaims any other representations or warranties made by itself or any of its Representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated by this Agreement, notwithstanding the delivery or disclosure to any other party or any other party’s Representatives of any document or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the parties in this Agreement, Buyer agrees that none of the Company or any of its Subsidiaries makes or has made any representation or warranty with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its Subsidiaries or the future business, operations or affairs of the Company or any of its Subsidiaries heretofore or hereafter delivered to or made available to it, or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it, including the information in the electronic data room of the Company, with respect to the Company or any of its Subsidiaries or the business, operations or affairs of the Company or any of its Subsidiaries, except to the extent and as expressly covered by a representation and warranty made in Article 3 of this Agreement.

(c) Buyer acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Company and its Subsidiaries with the management of the Company, (b) has had reasonable access to (i) the books and records of the Company and its Subsidiaries and (ii) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and received answers from officers of the Company and (d) has conducted its own investigation of the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its Subsidiaries, other than the representations and warranties of the Company contained in Article 3 of this Agreement. Buyer hereby acknowledges that there are uncertainties inherent in attempting to develop estimates, projections, forecasts, business plans and other forward-looking information with which Buyer is familiar, that Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to it (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and, for the avoidance of doubt, that Buyer will have no claim against the Company or any of its shareholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto.

Section 8.13 Rules of Construction. Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each Party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the Parties and may not be construed against any Party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted or prepared it is of no application and is hereby expressly waived by each of the Parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

Section 8.14 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof

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signed by the other Party. Until and unless each Party has received a counterpart hereof signed by the other Party, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

Section 8.15 Certain Definitions.

(a) As used herein, the following terms have the following meanings:

“Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company or any of its Subsidiaries is a party containing terms not less restrictive in any material respect in the aggregate to the counterparty thereto than the terms of the Confidentiality Agreement (it being agreed that such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making, or amendment, of any Acquisition Proposal); provided, however, that such confidentiality agreement may contain provisions that permit the Company to comply with the provisions of Article 5.

“Acquisition Proposal” means any bona fide offer or proposal from any Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase by any Third Party, directly or indirectly, of 20% or more of any class of outstanding voting or equity securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Third Party beneficially owning 20% or more of any class of outstanding voting or equity securities of the Company, (ii) any merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company or any of its Subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (iii) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries, the business of which constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (iv) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company, pursuant to which the shareholders of the Company immediately preceding such transaction hold less than 80% of the equity interests or voting power in the surviving or resulting entity of such transaction, (v) any acquisition, exclusive license, transfer, issuance or purchase, directly or indirectly, of assets of the Company or any of its Subsidiaries which constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole or (vi) any combination of the foregoing.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. As used in this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Transaction Consideration” means the sum of the aggregate per share Consideration, plus the aggregate Option Cash Amount, plus the aggregate RSU Award Payments.

“Antitrust Laws” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act of 1914 and all other applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation laws, regulations or Orders.

“Applicable Law” means, with respect to any Person, any international, national, federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, order, regulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon and applicable to such Person.

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“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York or the Bailiwick of Jersey are authorized or required by Applicable Law to close or, in the case of the Bailiwick of Jersey, are customarily closed for normal banking business.

“Buyer Material Adverse Effect” means any fact, circumstance, change, event, occurrence or effect that, individually or in the aggregate, materially impairs, materially delays or prevents, or would reasonably be expected to materially impair, materially delay or prevent, Buyer from consummating the Transaction by the End Date (as the same may be extended hereunder).

“Buyer Termination Payment” means an amount equal to $289,100,000.

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as signed into law by the President of the United States on March 27, 2020.

“Cash Award” means a cash award providing the holder thereof with the opportunity to be paid an amount in cash equal to the product obtained by multiplying, as applicable, (a) with respect to each Company Share Option that is converted into and substituted with such Cash Award, (i) the excess, if any, of the Consideration over the per-share exercise price of such Company Share Option by (ii) the aggregate number of Company Ordinary Shares that are issuable upon exercise of such Company Share Option as of immediately prior to the Effective Time, or (b) with respect to each Company RSU Award that is converted into and substituted with such Cash Award, (i) the aggregate number of Company Ordinary Shares subject to such Company RSU Award as of immediately prior to the Effective Time by (ii) the Consideration.

“CFIUS” means the interagency Committee on Foreign Investment in the United States, including any successor or replacement thereof.

“CFIUS Approval” means (i) a written determination from CFIUS to the effect that the transactions contemplated by this Agreement do not constitute a “covered transaction” pursuant to 31 C.F.R. § 800.213, (ii) a written determination from CFIUS to the effect that review or investigation of the transactions contemplated by this Agreement has been concluded and that a determination has been made that there are no unresolved national security concerns, or (iii) following an investigation conducted by CFIUS pursuant to 31 C.F.R. § 800.507, CFIUS reports the transaction to the President of the United States and either (A) the President of the United States makes a decision not to suspend or prohibit such transaction pursuant to his authorities under Section 721 of the Defense Production Act of 1950, as amended, or (B) the President of the United States has not taken any action within fifteen (15) days from the date he received the report from CFIUS.

“CFIUS Laws and Regulations” means all laws and regulations relating to CFIUS, including Section 721 of the Defense Production Act of 1950, as amended and 31 C.F.R. Part 800.

“Channel Partners” means those Persons engaged by the Company and its Subsidiaries for the distribution and/or resale of technology, products and/or services of the Company and/or its Subsidiaries, including value-added resellers, value-added distributors, original equipment manufacturers, managed service providers and other third party distributors or resellers.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Companies Law” means the Companies (Jersey) Law 1991.

“Company Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of September 30, 2021 and the footnotes thereto set forth in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2021.

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“Company Balance Sheet Date” means September 30, 2021.

“Company Board” means the Board of Directors of the Company.

“Company Credit Agreement” means the Credit Agreement, dated as of July 23, 2018, among the Company, the other Loan Parties (as defined therein) party thereto, the Lenders (as defined therein) party thereto and JPMorgan Chase Bank, N.A., as amended.

“Company Disclosure Schedule” means the disclosure schedule that has been prepared by the Company and delivered to Buyer prior to or simultaneously with the execution of this Agreement.

“Company Employee Plan” means (i) each “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), (ii) each employment, individual consulting, severance, change in control, retention, termination, or similar contract, plan, program, arrangement or policy and (iii) each other material plan or arrangement providing for compensation (including variable cash compensation and sales commissions), bonuses, profit-sharing, share option or other share-related rights (including restricted share units, restricted shares, and share purchase rights) or other forms of incentive or deferred compensation, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits), other than any such contract, plan, arrangement or policy that is terminable “at will” (or following a notice period imposed by Applicable Law) without any contractual obligation on the part of the Company to make any severance, termination, change in control, or similar payment, and other than any such contract, plan, arrangement or policy that is statutorily mandated, which, in each case of clauses (i) through (iii), is maintained, administered or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former employees, directors or consultants of the Company or any Subsidiary of the Company or with respect to which the Company or any of its Subsidiaries has any liability (contingent or otherwise).

“Company Equity Awards” means the Company Share Options and the Company RSU Awards.

“Company GM” means the general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement, expected to be convened as promptly as reasonably practicable after the Scheme Meeting shall have been concluded or adjourned or postponed (it being understood that if the Scheme Meeting is adjourned or postponed, the Company GM shall be correspondingly adjourned or postponed) and/or, if applicable, the Merger.

“Company Material Adverse Effect” means any event, change, fact, condition, circumstance or occurrence that, when considered either individually or in the aggregate together with all other events, changes, facts, conditions, circumstances or occurrences, has had, or would reasonably be expected to have, a material adverse effect (i) on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) individually or in the aggregate, materially impairs, materially delays or prevents, or would reasonably be expected to materially impair, materially delay or prevent, the Company from consummating the Transaction by the End Date (as the same may be extended hereunder); provided, however, that with respect to clause (i) none of the following (alone or in combination) shall constitute or be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur:

(A) the negotiation, execution, announcement or performance of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the impact on the relationship of the Company and its Subsidiaries with their respective employees, investors, contractors, lenders, customers, Channel Partners, technology and other partners, suppliers, vendors, Governmental Authorities or other Third Parties resulting therefrom);

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(B) the identity of Buyer or any of its Affiliates as the acquiror of the Company, including any public communication by Buyer or any of its Affiliates regarding plans, proposals or projections with respect to the Company, its Subsidiaries or their employees;

(C) changes in general business, economic, regulatory or political conditions, or the capital, credit, banking, debt, financial or currency markets, in the United States or elsewhere in the world, or changes therein, including changes in interest or exchange rates or any suspension of trading in securities on any securities exchange or other market;

(D) changes in general conditions in any industry in which the Company and its Subsidiaries operate or in any specific jurisdiction or geographical area in the United States or elsewhere in the world in which the Company and its Subsidiaries operate;

(E) any changes in GAAP or other accounting standards (or any authoritative interpretation thereof);

(F) any changes in Applicable Law (or any authoritative interpretation thereof), including the adoption, implementation, repeal, modification, or authoritative reinterpretation of any Applicable Law (or any authoritative interpretation thereof) by any Governmental Authority, or any panel or advisory body empowered or appointed thereby;

(G) the taking of any actions specifically required to be taken (other than the requirement that the Company and its Subsidiaries use reasonable best efforts to operate in the ordinary course), or the failure to take any action specifically restricted or prohibited by this Agreement, or the taking of any action, or failure to take any action, by Buyer or any of its Affiliates;

(H) any Transaction Litigation;

(I) any outbreak, continuation or escalation of acts of terrorism (other than cyberterrorism which is addressed in clause (K) hereof), hostilities, sabotage or war, hurricanes, volcanoes, tornados, floods, earthquakes, tsunamis, mudslides, weather-related events, epidemics, pandemics (including COVID-19 or any COVID-19 Measures), plagues, other outbreaks of illness or public health events, fires or natural or man-made disaster or act of God, including any worsening of such conditions existing as of the date hereof (but excluding for purposes of this clause (I) the performance of any of the Company’s or any of its Subsidiaries’ products in connection with any of the foregoing);

(J) the availability or cost of equity, debt or other financing to Buyer or its Affiliates;

(K) any computer hacking, data breaches, ransom-ware, cybercrime or cyberterrorism (including by a nation-state or nation state-sponsored threat actor) effecting or impacting, or outage of or termination by a web hosting platform or data center provider providing services to, the Company or any of its Subsidiaries or their respective businesses (but excluding in all circumstances the performance of the Company’s or any of its Subsidiaries’ products in connection with any of the foregoing); or

(L) any failure by the Company to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets or forecasts of operating statistics, revenue, earnings, cash flow, cash position or any other financial or performance measures (whether made by the Company or any Third Parties), any change in the Company’s credit ratings, or any change in the price or trading volume of Company Ordinary Shares (it being understood that the underlying causes of such failures or changes in this clause (L) may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such underlying cause would otherwise be excepted by this definition);

provided that in the case of clauses (C), (D), (E), (F), (I) and (K), such effect may be taken into account in determining whether or not there has been a Company Material Adverse Effect to the extent such effect has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect.

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“Company Return” means any Tax Return of the Company or any of its Subsidiaries.

“Company RSU Awards” means each restricted share unit award (whether vested or unvested) with respect to Company Ordinary Shares granted under the Company Share Plans or otherwise.

“Company Share Option” means each option to purchase Company Ordinary Shares (whether vested or unvested) granted under any Company Share Plan or otherwise, other than a right to purchase Company Ordinary Shares under the ESPP.

“Company Share Plan” means the Mimecast Limited 2015 Share Option and Incentive Plan, the Mimecast Limited Approved Share Option Plan, the Mimecast Ltd. 2010 EMI Share Option Scheme, and the Mimecast Ltd. 2007 Key Employee Share Option Plan.

“Company Shareholder” means a holder of Company Ordinary Shares from time to time.

“Company Shareholder Approval” means (i) the approval of the Scheme of Arrangement by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting) and (ii) the approval of the Company Shareholder Resolutions by the requisite majority of the Company Shareholders at the Company GM (or at any adjournment or postponement of such meeting).

“Company Shareholder Resolutions” means the resolutions to alter the Company Articles of Association and such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and/or, if applicable, the Merger.

“Company Termination Payment” means an amount equal to (i) $86,730,000 if this Agreement is terminated by the Company pursuant to Section 7.01(i) prior to the Cut-Off Date so as to enter into a definitive agreement for a Superior Proposal made by an Excluded Person or its Affiliates, which Superior Proposal was made prior to the Cut-Off Date, or (ii) $216,825,000 in all other cases.

“Contract” means any legally binding contract, agreement, note, bond, indenture, mortgage, guarantee, option, lease (or sublease), license, sales or purchase order, warranty, commitment, or other instrument, obligation, arrangement or understanding of any kind.

“COVID-19” means the coronavirus (COVID-19) pandemic, including any evolutions or mutations of the coronavirus (COVID-19) disease, and any further epidemics or pandemics arising therefrom.

“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocols or guidelines promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention, the Occupational Safety and Health Administration and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and the Families First Coronavirus Response Act.

“Debt Financing Sources” shall mean each Person (including, without limitation, each agent and arranger, but excluding Buyer and its Affiliates) that has committed to provide the Debt Financing in connection with the transactions contemplated hereby.

“Debt Financing Source Related Parties” means the Debt Financing Sources, together with their respective Affiliates, officers, directors, employees, attorneys, partners (general or limited), trustees, controlling parties, advisors, members, managers, accountants, consultants, investment bankers, agents, representatives and funding sources, in each case, directly involved in the Debt Financing, and their respective successors and assigns.

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“Environmental Law” means any Applicable Law concerning pollution or protection of the natural environment, including any such Applicable Law relating to the manufacture, handling, transport, use, treatment, storage, disposal or release of any Hazardous Substance.

“Environmental Permits” means any Governmental Authorizations issued under any Environmental Law.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA.

“ESPP” means the Company’s 2015 Employee Share Purchase Plan, as amended.

“Excluded Person” means any Person from whom the Company has received during the Go-Shop Period an Acquisition Proposal that the Company Board or any committee thereof determines in good faith (such determination to be made no later than the fifth (5th) Business Day after the Non-Solicitation Start Date), after consultation with the Company’s financial advisor and outside legal counsel, is, or could reasonably be expected to lead to, a Superior Proposal. A group of Persons that includes an Excluded Person shall itself be considered an Excluded Person, even if all members of such group are not each an Excluded Person individually. An Excluded Person shall cease to be an Excluded Person for all purposes under this Agreement at such time as the Company Board or any committee thereof determines in good faith that such offer or proposal has ceased to constitute, or could no longer reasonably be expected to lead to, a Superior Proposal.

“Foreign Employee Plan” means any Company Employee Plan that is maintained pursuant to or is subject to the laws of a country other than the United States, excluding any benefit plan mandated or pursuant to which the Company or its Subsidiaries is required to contribute, in either case, under Applicable Law and for the purposes of any Australian Continuing Employees, includes any Superannuation Arrangement.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means (i) any government or any state, department, local authority or other political subdivision thereof, or (ii) any governmental or quasi-governmental body, agency, authority (including any central bank, Taxing Authority or trans-governmental or supranational entity or authority), minister or instrumentality (including any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Governmental Authorizations” means, with respect to any Person, all licenses, permits, certificates, waivers, consents, franchises (including similar authorizations or permits), exemptions, variances, expirations and terminations of any waiting period requirements and other authorizations and approvals issued to such Person by or obtained by such Person from any Governmental Authority, or of which such Person has the benefit under any Applicable Law.

“Hazardous Substance” means any pollutant, contaminant, toxic substance, hazardous waste, hazardous material, hazardous substance, petroleum or petroleum-containing product, asbestos-containing material or polychlorinated biphenyl, as listed or regulated under any Environmental Law.

“Indebtedness” means, as to the Company and its Subsidiaries, without duplication, all (i) indebtedness of the Company or any of its Subsidiaries for borrowed money (including the aggregate principal amount thereof and the aggregate amount of any accrued but unpaid interest thereon), (ii) obligations of the Company or any of its Subsidiaries evidenced by bonds, notes or debentures, (iii) indebtedness of the Company and its Subsidiaries

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evidenced by letters of credit to the extent drawn and not cash collateralized, (iv) obligations of the Company or any of its Subsidiaries under leases required to be capitalized under GAAP (but excluding the effects of Financial Accounting Standards Board Accounting Standard Codification 842), (v) obligations of the Company or any of its Subsidiaries in respect of interest rate and currency obligation swaps and hedging arrangements, in each case, calculated as if the applicable swap or hedging arrangement was terminated at the Effective Time and (vi) obligations of the Company or any of its Subsidiaries to guarantee the types of payment obligations set forth in clauses (i) through (iii) above on behalf of any Person other than the Company or its Subsidiaries; provided that, notwithstanding the foregoing or anything else to the contrary in this Agreement and for clarification, Indebtedness shall not include (A) any letters of credit to the extent not drawn (or otherwise cash collateralized), (B) surety bonds, performance bonds or other bonds to the extent not drawn (or otherwise cash collateralized), (C) any intercompany indebtedness among the Company and its Subsidiaries (including between Subsidiaries), (D) any prepaid amounts, customer deposits or deferred revenue, (E) trade payables or other current liabilities in the ordinary course of business, (F) obligations under operating leases, (G) any fees, costs and expenses to the extent incurred by or at the written direction of Buyer relating to Buyer’s or any of its Affiliates’ financing (including, without limitation, any Financing) for the transactions contemplated by this Agreement or any other liabilities or obligations incurred by Buyer or any of its Affiliates in connection with the transactions contemplated by this Agreement or otherwise, (H) short-term deferred revenues, (I) any Taxes of the Company or any of its Subsidiaries, or (J) any fees, costs and expenses incurred pursuant to Section 5.17.

“Knowledge of the Company” means the actual knowledge of each of the individuals identified in Section 8.15(a) of the Company Disclosure Schedule.

“Law” means any international, federal, state, local or foreign law, statute, ordinance, rule, regulation, convention, treaty, judgment, Order, injunction, decree or agency requirement of any Governmental Authority.

“Made Available” means that such information, document or material was: (i) publicly available on the SEC EDGAR database prior to the execution of this Agreement or (ii) made available at least twenty-four (24) hours prior to the execution of this Agreement for review by Buyer or Buyer’s Representatives in the virtual data room maintained by or on behalf of the Company via Venue by DFIN in connection with the transactions contemplated by this Agreement.

“Order” means, with respect to any Person, any order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or arbitrator of competent jurisdiction or settlement or similar agreement with a Governmental Authority that is binding upon or applicable to such Person or its property.

“Permitted Liens” means (i) Liens disclosed on the Company Balance Sheet, (ii) Liens for Taxes, assessments, utilities or other governmental charges or levies that are (A) not yet due and payable (or are due and payable without penalty) or (B) being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (iii) the interests of lessors and sublessors of any leased properties and other statutory Liens in favor of lessors and sublessors, (iv) easements, rights of way and other imperfections of title or encumbrances that do not materially interfere with the present use of, or materially detract from the value of, the property related thereto, (v) requirements and restrictions of zoning, building and other laws which are not violated by the current use or occupancy of such property, (vi) Liens incurred or deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, pension programs and similar obligations, (vii) mechanics’, carriers’, workmen’s, repairmen’s or other like liens or other similar encumbrances arising or incurred in the ordinary course of business that do not materially interfere with the present use of, or materially detract from the value of, the property related thereto and do not reflect payments that are past due, (viii) nonexclusive licenses and sublicenses of Intellectual Property granted in the ordinary course of business, (ix) Liens permissible under any applicable loan agreements or indentures not prohibited hereunder, (x) Liens that do not materially adversely affect the use of or impair the value of the asset or property subject to such Liens, (xi) any Liens incurred in the ordinary course

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of business since the date of the Company Balance Sheet, (xii) that would be discharged or released at or prior to the Closing, (xiii) any Lien securing capital lease obligations or purchase money debt to the extent not prohibited hereunder, and (xiv) Liens provided by operation of law for amounts not yet delinquent.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Proceeding” means any suit, claim, action, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before any court, tribunal or any other Governmental Authority or any arbitrator or arbitration panel.

“Representatives” means, with respect to any Person, the directors, officers, employees, advisors, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting solely in such capacity (and excluding, for the avoidance of doubt, with respect to the Company and its Subsidiaries, any Channel Partners).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

“Scheme Meeting” means such meeting(s) of the Company Shareholders as the Court may direct in relation to the Scheme of Arrangement.

“Scheme of Arrangement” means the proposed scheme of arrangement between the Company and the Company Shareholders under Part 18A of the Companies Law to effect the Transaction pursuant to this Agreement, in all material respects in the form set out in Exhibit A subject to any amendment thereof that the Parties agree in accordance with Section 5.04(d).

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person.

“Superannuation Arrangements” means each superannuation fund domiciled in Australia to which the Company contributes, or is required to contribute, under the “choice of fund” provisions of the Superannuation Guarantee (Administration) Act 1992 (as amended).

“Superannuation Commitments” means (a) any legal liability (whether arising under an industrial award, workplace agreement or otherwise) or voluntary commitment of the Company to make contributions to a Superannuation Arrangement in respect of the Continuing Employees or any other current or former employee as defined under the Superannuation Guarantee (Administration) Act 1992, and (b) any contribution amount required so that, on the Closing Date, Buyer is free of any liability for the superannuation guarantee charge under the Superannuation Guarantee (Administration) Act 1992 (as amended) for any contribution period under the Superannuation Guarantee (Administration) Act 1992 (as amended) (or part period) up to that date (assuming that the superannuation guarantee shortfall accrues daily during a contribution period) in respect of the Continuing Employees, or any other current or former employee as defined under the Superannuation Guarantee (Administration) Act 1992.

“Superior Proposal” means any bona fide written Acquisition Proposal that was not solicited in breach of Section 5.02 and the Company Board or any duly authorized committee thereof determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel), taking into account all relevant terms and conditions, among other things, all legal, financial, regulatory, and other aspects of the Acquisition Proposal and the Third Party making the Acquisition Proposal, would, if consummated, result in a transaction

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that is more favorable to the Company’s shareholders than the Transaction (including any revisions to the terms of this Agreement, the Fee Funding Agreements and the Financing Commitment Letters proposed by Buyer in writing prior to the time of such determination); provided, however, that, for purposes of this definition of “Superior Proposal,” references in the term “Acquisition Proposal” to “20% or more” or “less than 80%” shall be deemed to be references to “more than 50%” or “less than 50%”, respectively.

“Tax” means any tax or other like governmental assessment or charge (including withholding required by applicable tax law on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount with respect thereto.

“Tax Return” means any report, return, form, document, declaration or other information filed with or supplied to, or required to be filed with or supplied to, a Taxing Authority, including information returns and any document accompanying payments of estimated Taxes.

“Taxing Authority” means any Governmental Authority responsible for the imposition of any Tax.

“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Buyer or any of its Affiliates or Representatives.

“Transaction Litigation” means any claim, demand or Proceeding (including any class action or derivative litigation) asserted, commenced or threatened by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board or any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to this Agreement, the Transaction or any related transaction (including any such claim, demand or Proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of this Agreement or any related transaction constituted a breach of the fiduciary duties of any member of the Company Board, any member of the board of directors of any of the Company’s Subsidiaries or any officer of the Company or any of its Subsidiaries).

“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of Treasury and the Internal Revenue Service.

“U.S. Employee Plan” means any Company Employee Plan that is maintained pursuant to or is subject to the laws of the United States.

“VAT” means (i) within the UK, any value added tax imposed by Value Added Tax Act 1994, (ii) within the European Union, such taxation as may be levied in accordance with (but subject to derogations from) EU Directive 2006/112/EC, and (iii) outside the UK and the European Union, any similar taxation levied by reference to added value or sales.

“Vested” means, with respect to any Company Share Option or Company RSU Award, the portion thereof that is outstanding and vested as of immediately prior to the Effective Time, that will become vested by its terms and without further action by the Company as a result of the transactions contemplated by this Agreement or that will become vested pursuant to the next sentence. In addition, the following Company Equity Awards (or portion thereof) shall be deemed to be Vested: (i) one hundred percent (100%) of each Company Equity Award (whether vested or unvested) that is outstanding and held by a non-employee member of the Company Board immediately prior to the Effective Time (the “Board Equity Awards”) and (ii) with respect to each Company Equity Award that is outstanding as of the date of this Agreement (other than any Board Equity Award or any Company Equity Award held by an individual (x) covered by either the Mimecast Limited Executive Severance and Change in Control Plan or the Mimecast Limited Severance and Change in Control Plan or (y) who is set forth in Section 8.15(b) of the Company Disclosure Schedule), twenty-five percent (25%) of the portion of such Company Equity Award that is unvested and outstanding immediately prior to the Effective Time, with such twenty-five percent (25%) to be applied pro rata across each of such holder’s unvested and outstanding Company Equity Awards, by grant date, award type and vesting date.

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“Willful and Material Breach” means a material breach of any representation, warranty, agreement or covenant in this Agreement that is the consequence of an act or omission by the breaching party with the actual knowledge that the taking of such act or failure to take such act, or the failure to cure such breach, would cause or constitute such material breach.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Acceptable Confidentiality Agreement	Section 8.15(a)
Acquisition Proposal	Section 8.15(a)
Adverse Recommendation Change	Section 5.03(a)
Affiliate	Section 8.15(a)
Aggregate Transaction Consideration	Section 8.15(a)
Agreement	Recitals
Antitrust Laws	Section 8.15(a)
Applicable Law	Section 8.15(a)
Book-Entry Shares	Section 2.02(a)(ii)
Business Day	Section 8.15(a)
Buyer	Recitals
Buyer Benefit Plans	Section 5.07(b)
Buyer Expenses	Section 8.04(c)
Buyer Material Adverse Effect	Section 8.15(a)
Buyer Related Parties	Section 8.04(c)
Buyer Termination Payment	Section 8.15(a)
Buyer Transaction Documents	Section 4.02
CARES Act	Section 8.15(a)
Cash Award	Section 8.15(a)
Certificates	Section 2.02(a)(ii)
CFIUS	Section 8.15(a)
CFIUS Approval	Section 8.15(a)
CFIUS Laws and Regulations	Section 8.15(a)
Channel Partners	Section 8.15(a)
Closing	Section 1.02
Closing Date	Section 1.02
Code	Section 8.15(a)
Companies Law	Section 8.15(a)
Company	Recitals
Company Articles of Association	Section 3.01
Company Balance Sheet	Section 8.15(a)
Company Balance Sheet Date	Section 8.15(a)
Company Board	Section 8.15(a)
Company Credit Agreement	Section 8.15(a)
Company Disclosure Schedule	Section 8.15(a)
Company Employee Plan	Section 8.15(a)
Company Equity Awards	Section 8.15(a)
Company GM	Section 8.15(a)
Company Intellectual Property	Section 3.20(m)(i)
Company Leased Real Property	Section 3.21(b)
Company Material Adverse Effect	Section 8.15(a)
Company Recommendation	Section 3.02(b)
Company Return	Section 8.15(a)
Company RSU Awards	Section 8.15(a)
Company SEC Documents	Section 3.07(a)

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Company Securities	Section 3.05(c)
Company Share Option	Section 8.15(a)
Company Share Plan	Section 8.15(a)
Company Shareholder	Section 8.15(a)
Company Shareholder Approval	Section 8.15(a)
Company Shareholder Resolutions	Section 8.15(a)
Company Termination Payment	Section 8.15(a)
Company Transaction Documents	Section 3.02(a)
Conditions	Section 5.22(d)(ii)
Confidentiality Agreement	Section 5.18
Consideration	Section 1.01
Continuing Employee	Section 5.07(a)
Contract	Section 8.15(a)
Contracting Parties	Section 8.10(c)
Copyrights	Section 3.20(m)(ii)(C)
Court	Section 1.03
Court Documentation	Section 5.04(a)(vi)
Court Order	Section 1.03
COVID-19	Section 8.15(a)
COVID-19 Measures	Section 8.15(a)
Credit Agreement Termination	Section 5.21
Current Premium	Section 5.11(a)
Cut-Off Date	Section 5.02(a)
Data Privacy/Security Requirements	Section 3.20(m)(ii)
Debt Commitment Letter	Section 4.07(a)
Debt Financing	Section 4.07(a)
Debt Financing Source Related Parties	Section 8.15(a)
Debt Financing Sources	Section 8.15(a)
Delaware Courts	Section 8.08
Divestiture Action	Section 5.12(e)
DOJ	Section 5.12(b)
Draft CFIUS Notice	Section 5.12(c)
Effective Time	Section 1.03
End Date	Section 7.01(b)
Enforceability Exceptions	Section 3.02(a)
Environmental Law	Section 8.15(a)
Environmental Permits	Section 8.15(a)
Equity Commitment Letters	Recitals
Equity Financing	Section 4.07(a)
Equity Investor	Recitals
ERISA	Section 8.15(a)
ERISA Affiliate	Section 8.15(a)
ESPP	Section 8.15(a)
Exchange Act	Section 3.03
Exchange Agent	Section 2.02(a)(i)
Exchange Fund	Section 2.02(a)(i)
Excluded Person	Section 8.15(a)
Fee Funding Agreements	Recitals
Financing	Section 4.07(a)
Financing Commitment Letters	Section 4.07(a)
Financing Indemnitees	Section 5.17(e)
Financing Purposes	Section 4.07(a)

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Foreign Employee Plan	Section 8.15(a)
Foreign Investment Laws	Section 3.03
Forms of Proxy	Section 5.04(a)(vi)
FTC	Section 5.12(b)
FY 2023 Budget	Section 5.05(b)
GAAP	Section 8.15(a)
Go-Shop Period	Section 5.02(a)
Governmental Authority	Section 8.15(a)
Governmental Authorizations	Section 8.15(a)
Hazardous Substance	Section 8.15(a)
HSR Act	Section 3.03
Indebtedness	Section 8.15(a)
Indemnified Party	Section 5.11(b)
Indemnified Party Proceeding	Section 5.11(b)
Intellectual Property	Section 3.20(m)(iii)
Interim Period	Section 5.17(c)
Internal Controls	Section 3.08(b)
Intervening Event	Section 5.03(b)
IT Systems	Section 3.20(l)
Knowledge of the Company	Section 8.15(a)
Law	Section 8.15(a)
Lien	Section 3.04
Made Available	Section 8.15(a)
Marks	Section 3.20(m)(ii)(B)
Material Contract	Section 3.14(b)
Merger	Section 5.23(a)
Nasdaq	Section 3.03
Non-Recourse Party	Section 8.10(c)
Non-Solicitation Start Date	Section 5.02(a)
Notice of Intervening Event	Section 5.03(b)(iii)(A)
Notice of Superior Proposal	Section 5.03(b)(ii)(A)
Offer	Section 5.22(a)
Offer Document	Section 5.22(b)
Open Source Software	Section 3.20(m)(iv)
Option Cash Amount	Section 2.03(a)
Order	Section 8.15(a)
Other Tail Premium	Section 5.11(a)
Patents	Section 3.20(m)(ii)(A)
Permitted Liens	Section 8.15(a)
Person	Section 8.15(a)
Personal Information	Section 3.20(m)(v)
Privacy Laws	Section 3.20(m)(vi)
Proceeding	Section 8.15(a)
Processing	Section 3.20(m)(vii)
Proprietary Software	Section 3.20(g)
Proxy Statement	Section 5.04(e)
Recovery Costs	Section 8.04(c)
Regulatory Laws	Section 5.12(b)
Representatives	Section 8.15(a)
Required Financial Information	Section 5.17(c)
RSU Award Payments	Section 2.03(b)
Sanctions	Section 3.12(c)

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Sarbanes-Oxley Act	Section 8.15(a)
Scheme Document	Section 5.04(a)(ii)
Scheme Meeting	Section 8.15(a)
Scheme of Arrangement	Section 8.15(a)
Scheme Supplemental Document	Section 5.04(a)(vi)
Securities Act	Section 3.03
Security Plan	Section 3.20(l)
Solvent	Section 4.08
Source Code	Section 3.20(m)(viii)
Specific Performance Conditions	Section 8.10(a)
Subsidiary	Section 8.15(a)
Superannuation Arrangements	Section 8.15(a)
Superannuation Commitments	Section 8.15(a)
Superior Proposal	Section 8.15(a)
Tax	Section 8.15(a)
Tax Return	Section 8.15(a)
Taxing Authority	Section 8.15(a)
Termination Payment	Section 8.05(b)
Third Party	Section 8.15(a)
Third Party Rights	Section 3.20(c)
Trade Controls	Section 3.12(c)
Trade Secrets	Section 3.20(m)(ii)(D)
Transaction	Recitals
Transaction Litigation	Section 8.15(a)
Treasury Regulations	Section 8.15(a)
U.S. Employee Plan	Section 8.15(a)
VAT	Section 8.15(a)
Vested	Section 8.15(a)
Willful and Material Breach	Section 8.15(a)

Section 8.16 Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to “executive officer” shall refer to such term as defined in Rule 3b-7 under the Exchange Act. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute and to the rules and regulations promulgated thereunder, in each case as amended from time to time. References to “$” and “dollars” are to the currency of the United States. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. Accounting terms used, but not specifically defined, in this Agreement shall be construed in accordance with GAAP as applied by the Company.

Section 8.17 Debt Financing Sources. Notwithstanding anything in this Agreement to the contrary, each of the parties on behalf of itself and each of its controlled Affiliates hereby: (a) agrees that any legal action (whether in law or in equity, whether in contract or in tort or otherwise), involving the Debt Financing Source Related

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Parties, arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the definitive agreements entered into in connection with the Debt Financing (the “Definitive Debt Financing Agreements”) or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in New York County and any appellate court thereof (each such court, the “Subject Courts”) and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court and agrees that any such dispute shall be governed by, and construed in accordance with, the laws of the State of New York (provided, however, that notwithstanding the forgoing and the governing law provisions of the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, it is understood and agreed that (A) the interpretation of the definition of Company Material Adverse Effect (and whether or not a Company Material Adverse Effect has occurred), (B) the determination of the accuracy of any “target representation” (as such term or similar term is defined in the Debt Commitment Letter) and whether as a result of any inaccuracy thereof the Parent or any of its Affiliates has the right to terminate its or their obligations hereunder or decline to consummate the Closing as a result thereof and (C) the determination of whether the Closing has been consummated in all material respects in accordance with the terms hereof, shall in each case be governed by and construed in accordance with the terms applicable to governing law as set forth in Section 8.07, without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction), (b) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise), against the Debt Financing Source Related Parties in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against the Debt Financing Source Related Parties in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (e) agrees that none of the Debt Financing Source Related Parties will have any liability to any of the Company and its Subsidiaries or their Affiliates relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the agreements entered into in connection with the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that the Company and its Subsidiaries and each of their respective Affiliates and their respective representatives shall not bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise), against any of the Debt Financing Source Related Parties relating to or in any way arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any Debt Financing Source Related Party or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees (x) that the Debt Financing Source Related Parties are express third party beneficiaries of, and may enforce, any of the provisions in this Section 8.17 and (y) to the extent any amendments to any provision of this Section 8.17 are adverse to the Debt Financing Source Related Parties, such provisions shall not be amended without the prior written consent of the Debt Financing Source Related Parties. Notwithstanding anything contained herein to the contrary, nothing in this Section 8.17 shall in any way affect any party’s or any of their respective Affiliates’ rights and remedies under any binding agreement to which a Debt Financing Source Related Party is a party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

75

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MIMECAST LIMITED

By:	/s/ Peter Bauer

Name: Peter Bauer

Title: Chief Executive Officer

MAGNESIUM BIDCO LIMITED

By:	/s/ Pierre Pozzo

Name: Pierre Pozzo

Title: Director

76

EXHIBIT A

Form of Scheme of Arrangement

See attached.

I-1

[PART 3—] THE SCHEME OF ARRANGEMENT

IN THE ROYAL COURT OF JERSEY SAMEDI DIVISION	File No. [●]

IN THE MATTER OF MIMECAST LIMITED

-AND-

IN THE MATTER OF THE COMPANIES (JERSEY) LAW 1991

SCHEME OF ARRANGEMENT

(under Article 125 of the Companies (Jersey) Law 1991)

between

MIMECAST LIMITED

and

THE HOLDERS OF THE SCHEME SHARES

(as defined below)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions have the following meanings:

“Acquisition”	the proposed acquisition by the Buyer (or its nominee(s)) of the Company, to be effected by means of this Scheme;

“Business Day”	any day (excluding any Saturday or Sunday or public or bank holiday) on which banks are generally open for normal banking business in New York and Jersey;

“Buyer”	[●], a [●];

“Buyer’s Group”	[●];

“Clearances”	the merger control, competition and regulatory approvals, consents, clearances, permissions, waivers set out in section [6.01(d)] of the Transaction Agreement;

“Companies Law”	the Companies (Jersey) Law 1991, as amended;

“Company”	Mimecast Limited, a public limited company incorporated in Jersey with company number 119119;

“Company Shareholders”	holders of issued Company Shares from time to time (excluding any treasury shares);

“Company Shares”	ordinary shares of $0.012 each in the capital of the Company;

“Court”	the Royal Court of Jersey;

I-1

“Court Hearing”	the hearing by the Court of the application to sanction this Scheme under Article 125 of the Companies Law;

“Court Meeting”	the meeting of Scheme Shareholders as at the Voting Record Time (including any adjournment or postponement thereof), convened with the permission of the Court under Article 125 of the Companies Law to consider and, if thought fit, to approve (with or without modification) this Scheme or any adjournment or postponement thereof;

“Court Order”	the Act of the Court sanctioning this Scheme under Article 125 of the Companies Law;

“Effective Time”	has the meaning set out in Clause 6(a) of this Scheme;

“Exchange Agent”	has the meaning set out in Clause 3(a) of this Scheme;

“Excluded Shares”	(i) any Company Shares beneficially owned by the Buyer or any member of the Buyer’s Group and (ii) any Company Shares held in treasury by the Company;

“holder”	registered holder and includes any person entitled by transmission;

“Latest Practicable Date”	5.00 p.m. (Jersey time) on [●], being the latest practicable date before publication of the Scheme Document;

“Registrar of Companies”	the Registrar of Companies in Jersey;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition which the Company and the Buyer agree and which is approved or imposed by the Court;

“Regulatory Condition”	the condition set out [insert reference to the relevant part of the Scheme Document i.e. dealing with the Clearances]

“Scheme Document”	the scheme circular or other similar document containing the terms of the Scheme and the appropriate explanatory statement in compliance with Article 126(2) of the Companies Law (including a proxy statement) sent to the Company Shareholders, published by the Company in connection with this Scheme;

“Scheme Record Time”	6.00 p.m. (Jersey time) on the date of the Court Hearing, or such later time as the Company and the Buyer may agree with the consent of the Court (if required);

“Scheme Shareholder”	a holder of Scheme Shares;

“Scheme Shares”

the Company Shares:

(i) in issue at the date of the Scheme Document;

(ii) (if any) issued after the date of the Scheme Document but before the Voting Record Time; and

(iii) (if any) issued at or after the Voting Record Time and before the Scheme Record Time (including, for the avoidance of doubt, any Company Shares issued to satisfy the vesting of awards pursuant to existing incentive arrangements of the Company or any of its affiliates) on terms that the original or any subsequent holders shall be, or shall have agreed in writing by such time to be, bound by this Scheme, in each case remaining in issue at the Scheme Record Time, but not including any Excluded Shares;

“Transaction Agreement”	the transaction agreement dated [●] 2021, setting out, inter alia, the proposed terms of the Scheme entered into by the Company and the Buyer (as such agreement may be amended from time to time); and

“Voting Record Time”	6:00 p.m. (Jersey time) on the date which is two Business Days prior to the Court Meeting or any adjournment or postponement of the Court Meeting (as the case may be).

All references to clauses or paragraphs are to clauses or paragraphs of this Scheme.

All references to “Dollars” and “$” are to the lawful currency of the United States of America.

All references to any statutory provision or law or to any order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

Words importing the singular shall include the plural and vice versa, and words importing the masculine gender shall include the feminine or neutral gender.

A reference to “includes” shall mean “includes without limitation”, and references to “including” and any other similar term shall be interpreted accordingly.

(B)	As at the Latest Practicable Date, the issued ordinary share capital of the Company consisted of [●] ordinary shares of par value $0.012 each.

(C)	As at the date of the Scheme none of the Buyer nor any member of the Buyer’s Group beneficially owns any Company Shares.

(D)

The Buyer has agreed to appear by its advocate at the Court Hearing and to submit to be bound by and undertake to the Court to be bound by this Scheme and to execute and do, or procure to be executed and done, all such documents, acts or things as may be necessary or desirable to be executed or done by them or on their behalf for the purpose of giving effect to this Scheme.

THE SCHEME

•	TRANSFER OF SCHEME SHARES

•

At the Effective Time, the Buyer (or its nominee(s)) shall acquire all legal and beneficial title to all of the Scheme Shares, fully paid-up, free from all liens, equities, charges, encumbrances and other interests together with all rights at the Effective Time or thereafter attached thereto including without limitation the rights to receive and retain all dividends and other distributions (if any) announced, declared, made or paid in respect of the Scheme Shares.

•

For such purposes, the Scheme Shares shall be transferred to the Buyer (or its nominee(s)) and such transfer shall be effected by means of a form of transfer or other instrument or instruction of transfer given or executed by any person appointed by the Buyer. Any such form of transfer or other instrument or instruction of transfer so given or executed shall be as effective as if it had been given or executed by the holder or holders of the Scheme Shares thereby transferred.

•

Until the register of members of the Company is updated to reflect the transfer of the Scheme Shares pursuant to this clause 1, each Scheme Shareholder irrevocably appoints the Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) of any voting rights attached to its Scheme Shares and any or all rights and privileges attaching to its Scheme Shares (including, without limitation, the right to requisition the convening of a general meeting of the Company or any class of its shareholders), to sign on behalf of such Scheme Shareholders such documents, and do such things, as may in the opinion of the Buyer (and/or its nominee(s)) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares, to sign any consent to short notice of a general or separate class meeting and to execute a form of proxy or other representative or similar document in respect of its Scheme Shares appointing any person nominated by the Buyer to attend general and separate class meetings of the Company and authorises the Company to send to the Buyer any notice, circular, warrant or other document or communication which may be required to be sent to it as a member of the Company, such that from the Effective Time, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares or any other rights or privileges attaching to the Scheme Shares.

•	The Company shall register or procure the registration of, any transfer(s) of Scheme Shares effected in accordance with clauses 1(a) and 1(b) of this Scheme.

•	CONSIDERATION FOR THE TRANSFER OF SCHEME SHARES

•

In consideration of the transfer of Scheme Shares to the Buyer and/or its nominee(s), each Scheme Shareholder (as appearing in the register of members of the Company at the Scheme Record Time) shall be entitled, in accordance with the terms of this Scheme, to receive an amount in cash, without interest, equal to $[●] per Scheme Share held as at the Scheme Record Time, subject to any required withholding of taxes.

•

If, after [●] and prior to the Effective Time, any dividend and/or other distribution and/or other return of capital is announced, declared, made or paid in respect of the Company Shares, Buyer reserves its right to reduce the offer consideration for the Company Shares by an amount equal to the amount of such dividend and/or distribution and/or return of capital so announced, declared, made or paid, in which case any reference in this Scheme to the offer consideration for the Company Shares will be deemed to be a reference to such offer consideration as so reduced. If Buyer exercises such right to reduce the offer consideration in accordance with this clause, the relevant eligible Scheme Shareholders will be entitled to receive and retain such dividend and/or distribution and/or return of capital. To the extent that any such dividend and/or distribution and/or return of capital is announced, declared, made or paid and it is: (i) transferred pursuant to the Scheme on a basis which entitles Buyer to receive the dividend and/or distribution and/or return of capital and to retain it; or (ii) cancelled, the consideration will not be subject to change in accordance with this clause. Any exercise by Buyer of its rights referred to in this clause shall, for the avoidance of doubt, shall not be regarded as constituting any revision or variation of the Scheme.

•	SETTLEMENT

•

Settlement shall be effected by way of the appointment by the Buyer of an exchange agent under the terms of an exchange agent agreement with the Buyer in a form reasonably acceptable to the Company and as provided under the terms of the Transaction Agreement (the “Exchange Agent”) where the Exchange Agent will perform all necessary steps in order to complete settlement and payment of the consideration under the Scheme as set out in clause 2.

•

All deliveries of notices, certificates, statements of entitlement, letters of transmittal and/or cheques required to be made under this Scheme shall be made by or on behalf of the Exchange Agent as provided for or in connection with the Transaction Agreement, to the address appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

•

All cash payments shall be in Dollars and shall be made payable to the Scheme Shareholder concerned, or in the case of joint holders, to that joint holder whose name stands first in the register of members of the Company in respect of such joint holding at the Scheme Record Time by cheque or as the Exchange Agent shall otherwise determine and the encashment of any such cheque shall be a complete discharge to the Buyer for the moneys represented thereby.

•

None of the Company, the Buyer or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the statements of entitlement or cheques sent to Scheme Shareholders in accordance with this clause 3, which shall be posted at the risk of the Scheme Shareholder concerned.

•	CERTIFICATES IN RESPECT OF SCHEME SHARES

With effect from and including the Effective Time:

•

all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder thereof shall be bound at the request of the Company to deliver up such certificates(s) to the Company or to destroy the same; and

•	appropriate entries will be made in the register of members of the Company to reflect the transfer of the Scheme Shares.

•	MANDATES

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Time, cease to be valid.

•	REGULATORY CONDITION AND COURT HEARING

(a)

Notwithstanding the other provisions of this Scheme, the Company may at the Court Hearing apply to the Court to sanction the Scheme in circumstances where not all of the Clearances required in connection with the Acquisition in order to satisfy the Regulatory Condition have been received. The Company may only make such application to the Court where:

(i)

the Company is reasonably certain, after taking appropriate professional advice, that the relevant outstanding Clearance (or Clearances) required in order to satisfy the Regulatory Condition is (or are) likely to be met within a reasonable period and there is no available court date for the purposes of having the Court Hearing within three weeks following the estimated date on which the outstanding conditions are likely to be satisfied;

(ii)	as part of the application at the Court Hearing the Company can confirm to the Court that the majority of the Clearances required in order to satisfy the Regulatory Condition have been satisfied; and

(iii)

the Company can confirm to the Court that, in its reasonable opinion, after taking appropriate professional advice, it is in the best interests of the Scheme Shareholders that such approvals be sought at the Court Hearing.

(b)	In the event the Company seeks orders from the Court in accordance with clause 6(a) the following provisions will apply (unless altered, amended or overruled by the Court):

(i)	the Court Order will be delivered to the Registrar of Companies within 2 Business Days after the satisfaction of the Regulatory Condition;

(ii)	in the event that the Regulatory Condition is not satisfied by [●] the Company will apply to the Court for directions; and

(iii)	the Company and the Buyer shall use best endeavours to satisfy the outstanding Regulatory Condition as soon as possible.

•	EFFECTIVE TIME

•	This Scheme shall become effective as soon as the Court Order shall have been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”).

•	Unless this Scheme has become effective on or before [●] or such later date, if any, as the Company and the Buyer may agree and the Court may allow, this Scheme shall never become effective.

•	MODIFICATION

The Company and the Buyer may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may approve or impose.

•	GOVERNING LAW

This Scheme is governed by Jersey law and is subject to the exclusive jurisdiction of the Jersey courts.

[Date]

Annex B

Opinion of Citigroup Global Markets Inc.

December 7, 2021

The Special Committee of the Board of Directors

The Board of Directors

Mimecast Limited

1 Finsbury Avenue

London EC2M 2PF

United Kingdom

The Special Committee and the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to holders of the ordinary shares of Mimecast Limited (“Mimecast”), other than as specified herein, of the Consideration (defined below) provided for pursuant to the terms and subject to the conditions set forth in a Transaction Agreement (together with the form of Scheme of Arrangement attached as Exhibit A thereto, the “Agreement”) proposed to be entered into between Magnesium Bidco Limited (“Magnesium”), an affiliate of Permira Advisers LLC (“Permira”), and Mimecast, that contemplates, among other things, the acquisition by Magnesium, directly or through an affiliate, of the entire issued share capital of Mimecast (such acquisition, the “Transaction”) pursuant to a scheme of arrangement under the Companies (Jersey) Law 1991 (the “Companies Law”), subject to Magnesium’s right to effect the Transaction through a contractual takeover offer and Magnesium’s and Mimecast’s right to effect the Transaction through a merger pursuant to the Companies Law. We understand that, pursuant to the Transaction, the holders of the ordinary shares, par value $0.012 per share, of Mimecast (“Mimecast Shares”) will transfer to Magnesium or an affiliate designated by Magnesium all of the outstanding Mimecast Shares in exchange for $80.00 per share in cash (the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

In arriving at our opinion, we reviewed an execution version, provided to us on December 6, 2021, of the Agreement and held discussions with certain senior officers, directors and other representatives of Mimecast concerning the business, operations and prospects of Mimecast. We reviewed certain publicly available and other business and financial information relating to Mimecast provided to or discussed with us by the management of Mimecast, including certain financial forecasts and other information and data relating to Mimecast provided to or discussed with us by the management of Mimecast. We also reviewed the financial terms of the Transaction as set forth in the Agreement in relation to, among other things: current and historical market prices of Mimecast Shares; the financial condition and certain historical and projected financial and operating data of Mimecast; and the capitalization of Mimecast. We analyzed certain financial, stock market and other publicly available information relating to the businesses of certain other companies whose operations we considered relevant in evaluating those of Mimecast and considered, to the extent publicly available, the financial terms of certain other transactions which we considered relevant in evaluating the Transaction. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. In connection with our engagement and at the direction of Mimecast, we were requested to approach, and we held discussions with, selected third parties prior to execution of the Transaction Agreement to solicit indications of interest in the possible acquisition of, or other strategic transaction involving, Mimecast and we may solicit third-party indications of interest during a specified period following execution of the Transaction Agreement as permitted by the terms thereof. The issuance of our opinion has been authorized by our fairness opinion committee.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management and other representatives of Mimecast that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to the financial forecasts and other information and data that we have been directed to utilize in our analyses (including, without limitation, with respect to tax attributes of Mimecast), we have been advised and we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Mimecast as to, and are a reasonable basis upon which to evaluate, the future financial performance of Mimecast and the other matters covered thereby. We express no view or opinion as to any financial forecasts and other information or data (or underlying assumptions on which they are based) provided to or otherwise reviewed by or discussed with us.

We have relied, at your direction, upon the assessments of the management of Mimecast as to, among other things, (i) the potential impact on Mimecast of macroeconomic, geopolitical, market, competitive and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the cloud security and risk management services industry, (ii) Mimecast’s existing and future products, technology, network and intellectual property (including, without limitation, with respect to the validity and associated risks of such products, technology, network and intellectual property and the timing and successful development of, and use and protective measures for, such products, technology, network and intellectual property) and (iii) Mimecast’s existing and future agreements and other arrangements involving, and ability to attract, retain and/or replace, key employees, customers, channel partners and other commercial relationships, including the ability of Mimecast to cross-sell new and emerging products into an existing and future customer base. We have assumed, with your consent, that there will be no developments with respect to any such matters that would have an adverse effect on Mimecast or the Transaction or that otherwise would be meaningful in any respect to our analyses or opinion.

We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Mimecast or any other entity nor have we made any physical inspection of the properties or assets of Mimecast or any other entity. We have not evaluated the solvency or fair value of Mimecast or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We express no view or opinion as to any actual or potential litigation, claims or governmental, regulatory or other proceedings, enforcement actions, consent decrees or other orders, audits or investigations or the potential impact thereof on Mimecast or any other entity. We have assumed, with your consent, that the Transaction will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers and agreements for the Transaction or otherwise, no delay, limitation, restriction, condition or other action, including any divestiture or other requirements, amendments or modifications, will be imposed or occur that would have an adverse effect on Mimecast or the Transaction or that otherwise would be meaningful in any respect to our analyses or opinion. We are not expressing any view or opinion as to the prices at which Mimecast Shares or any other securities will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Representatives of Mimecast have advised us, and we also have assumed, that the final terms of the Agreement will not vary materially from those set forth in the execution version reviewed by us. We are not expressing any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Transaction or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Mimecast or the Transaction, and we have relied, with your consent, upon the assessments of representatives of Mimecast as to such matters.

Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Consideration (to the extent expressly specified herein), without regard to individual circumstances of specific holders (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Mimecast held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness. Our opinion does not address any other terms, aspects or implications of the Transaction, including, without limitation, the form or structure of the Transaction or any terms, aspects or implications of any agreement, arrangement or understanding to be entered into in connection with or contemplated by the Transaction or otherwise. We express no view as to, and our opinion does not address, the underlying business decision of Mimecast to effect or enter into the Transaction, the relative merits of the Transaction as compared to any alternative business strategies that might exist for Mimecast or the effect of any other transaction which Mimecast might engage in or consider. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration or otherwise. Our opinion is necessarily based upon information available, and financial, stock market and other conditions and circumstances existing and disclosed, to us as of the date hereof. Although subsequent developments may affect our opinion, we have no obligation to update, revise or reaffirm our opinion. As you are aware, the credit, financial and stock markets, the industry in which Mimecast operates and the securities of Mimecast have experienced and may continue to experience volatility and we express no view or opinion as to any potential effects of such volatility on Mimecast or the Transaction.

Citigroup Global Markets Inc. has acted as financial advisor to Mimecast in connection with the proposed Transaction and will receive a fee for such services, of which a portion is payable upon the delivery of this opinion and the principal portion is contingent upon consummation of the Transaction. Mimecast also has agreed to reimburse our expenses and to indemnify us against certain liabilities arising from our engagement.

As you are aware, although we and our affiliates currently are not providing, and during the past two years have not provided, investment banking, commercial banking or other similar financial services to Mimecast unrelated to the proposed Transaction for which we and our affiliates have received compensation, we and our affiliates may in the future provide services to Mimecast and/or its affiliates, for which services we and our affiliates would expect to receive compensation. As you also are aware, we and our affiliates in the past have provided, currently are providing and in the future may provide investment banking, commercial banking and other similar financial services to Permira and/or certain of its affiliates and portfolio companies, for which services we and our affiliates have received and expect to receive compensation, including, during the approximately past two years, having acted or acting as (i) financial advisor to a consortium that included Permira in connection with an acquisition transaction and as a lender for related acquisition financing, (ii) joint bookrunner in connection with certain equity and debt offerings of portfolio companies of Permira and (iii) joint bookrunner and/or joint lead arranger for, and as a lender under, certain credit facilities of portfolio companies of Permira. In the ordinary course of business, we and our affiliates may actively trade or hold the securities or financial instruments (including loans and other obligations) of Mimecast, Permira and certain of its portfolio companies and/or their respective affiliates for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position or otherwise effect transactions in such securities or financial instruments. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Mimecast, Permira and certain of its portfolio companies and/or their respective affiliates.

The opinion expressed herein is provided for the information of the Board of Directors of Mimecast (the “Board”) and the Special Committee thereof (the “Special Committee”), in their capacities as such, in connection with their evaluation of the Transaction. Our opinion is not intended to be and does not constitute a recommendation as to how the Special Committee, the Board or any securityholder should vote or act on any matters relating to the proposed Transaction or otherwise.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Consideration to be received by holders of Mimecast Shares pursuant to the Agreement is fair, from a financial point of view, to such holders (other than, as applicable, Magnesium, Permira and their respective affiliates).

Very truly yours,

CITIGROUP GLOBAL MARKETS INC.

Annex C

IRREVOCABLE UNDERTAKING

To:	Mimecast Limited

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

Attention: Robert Nault

Email: rnault@mimecast.com

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Stuart M. Cable / Lisa R. Haddad / Mark Opper / Lillian Kim

Facsimile No.: (617) 523-1231

E-Mail: scable@goodwinlaw.com / haddad@goodwinlaw.com /

mopper@goodwinlaw.com / lkim@goodwinlaw.com

Magnesium Bidco Limited

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Michail Zekkos / Ryan Lanpher / Justin Herridge

Email: Michail.Zekkos@permira.com / Ryan.Lanpher@permira.com /

Justin.Herridge@Permira.com

with a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com

January 10, 2022

Dear Sirs

Mimecast Limited (the “Company”)

Magnesium Bidco Limited (“Buyer”)

In connection with the proposed acquisition of the Company by Buyer by way of a Jersey scheme of arrangement (the “Scheme of Arrangement”), I, Peter Bauer, hereby irrevocably and unconditionally undertake, represent and warrant to and confirm and agree as follows:

1.	SHAREHOLDINGS

I represent and warrant to the Company and Buyer that:

1.1	I am the beneficial owner of ordinary shares of $0.012 each in the capital of the Company (the “Shares”) which are held on my behalf indirectly through Cede & Co;

1.2	I am able to procure that Cede & Co transfers the legal title to some or all of the Shares to me free of any encumbrances, liens, charges or third party rights of any kind whatsoever; and

1.3	I have full power to enter into this undertaking and to perform the obligations under this undertaking.

2.	TRANSFER OF LEGAL TITLE

2.1

For the purposes of the majority in number test that is required under Jersey law as part of the approval of the Scheme of Arrangement, I hereby irrevocably and unconditionally undertake to the Company and Buyer that:

2.1.1

I shall, as soon as reasonably practicable after the date of this undertaking, procure that Cede & Co transfers the legal title to no less than five (5) Shares (the “Transferred Shares”) to me so that I am registered as a shareholder on the Company’s register of members maintained by Computershare; and

2.1.2

I shall continue to directly hold legal title to, and shall not directly or indirectly transfer, pledge, encumber or otherwise dispose of any economic or voting rights with respect to, any of the Transferred Shares (or enter into any voting agreement, voting trust or similar agreement with respect to the voting of such shares) until the shareholder meeting convened by the Royal Court of Jersey to approve the Scheme of Arrangement (the “Court Meeting”) has been held.

3.	VOTING

3.1

I will vote, in person or by proxy, each of the Transferred Shares in favour of the Scheme of Arrangement at the Court Meeting and in favour of the resolutions at the general meeting of the Company convened in connection with the Scheme of Arrangement.

4.	DOCUMENTATION

I consent to this undertaking being referred to in any documentation in connection with the Scheme of Arrangement.

5.	LAPSE OF THIS UNDERTAKING

This undertaking shall lapse and be of no further force or effect if (i) the Scheme of Arrangement does not become effective in accordance with its terms or (ii) the Transaction Agreement, dated December 7, 2021, by and between the Company and Buyer, has been terminated in accordance with its terms.

6.	CONFIRMATIONS AND ACKNOWLEDGEMENT

I confirm that, except to the extent otherwise specified, the obligations set out in this undertaking are unconditional and irrevocable.

7.	GOVERNING LAW

This undertaking shall be governed by, and interpreted in accordance with, Jersey law. I agree that the Jersey Courts shall have exclusive jurisdiction to settle any dispute in connection with this undertaking and I irrevocably submit to the exclusive jurisdiction of the Jersey Courts and agree that any such proceedings in respect of such dispute may be brought in such Courts.

IN WITNESS WHEREOF, this undertaking has been executed and delivered on the date first above written,

EXECUTED as an instrument by

/s/ Peter Bauer
Peter Bauer

IRREVOCABLE UNDERTAKING

To:	Mimecast Limited

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

Attention: Robert Nault

Email: rnault@mimecast.com

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Stuart M. Cable / Lisa R. Haddad / Mark Opper / Lillian Kim

Facsimile No.: (617) 523-1231

E-Mail: scable@goodwinlaw.com / haddad@goodwinlaw.com /

mopper@goodwinlaw.com / lkim@goodwinlaw.com

Magnesium Bidco Limited

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Michail Zekkos / Ryan Lanpher / Justin Herridge

Email: Michail.Zekkos@permira.com / Ryan.Lanpher@permira.com /

Justin.Herridge@Permira.com

with a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com

January 10, 2022

Dear Sirs

Mimecast Limited (the “Company”)

Magnesium Bidco Limited (“Buyer”)

In connection with the proposed acquisition of the Company by Buyer by way of a Jersey scheme of arrangement (the “Scheme of Arrangement”), I, Rafeal E. Brown, hereby irrevocably and unconditionally undertake, represent and warrant to and confirm and agree as follows:

1.	SHAREHOLDINGS

I represent and warrant to the Company and Buyer that:

1.1	I am the beneficial owner of ordinary shares of $0.012 each in the capital of the Company (the “Shares”) which are held on my behalf indirectly through Cede & Co;

1.2	I am able to procure that Cede & Co transfers the legal title to some or all of the Shares to me free of any encumbrances, liens, charges or third party rights of any kind whatsoever; and

1.3	I have full power to enter into this undertaking and to perform the obligations under this undertaking.

2.	TRANSFER OF LEGAL TITLE

2.1

For the purposes of the majority in number test that is required under Jersey law as part of the approval of the Scheme of Arrangement, I hereby irrevocably and unconditionally undertake to the Company and Buyer that:

2.1.1

I shall, as soon as reasonably practicable after the date of this undertaking, procure that Cede & Co transfers the legal title to no less than five (5) Shares (the “Transferred Shares”) to me so that I am registered as a shareholder on the Company’s register of members maintained by Computershare; and

2.1.2

I shall continue to directly hold legal title to, and shall not directly or indirectly transfer, pledge, encumber or otherwise dispose of any economic or voting rights with respect to, any of the Transferred Shares (or enter into any voting agreement, voting trust or similar agreement with respect to the voting of such shares) until the shareholder meeting convened by the Royal Court of Jersey to approve the Scheme of Arrangement (the “Court Meeting”) has been held.

3.	VOTING

3.1

I will vote, in person or by proxy, each of the Transferred Shares in favour of the Scheme of Arrangement at the Court Meeting and in favour of the resolutions at the general meeting of the Company convened in connection with the Scheme of Arrangement.

4.	DOCUMENTATION

I consent to this undertaking being referred to in any documentation in connection with the Scheme of Arrangement.

5.	LAPSE OF THIS UNDERTAKING

This undertaking shall lapse and be of no further force or effect if (i) the Scheme of Arrangement does not become effective in accordance with its terms or (ii) the Transaction Agreement, dated December 7, 2021, by and between the Company and Buyer, has been terminated in accordance with its terms.

6.	CONFIRMATIONS AND ACKNOWLEDGEMENT

I confirm that, except to the extent otherwise specified, the obligations set out in this undertaking are unconditional and irrevocable.

7.	GOVERNING LAW

This undertaking shall be governed by, and interpreted in accordance with, Jersey law. I agree that the Jersey Courts shall have exclusive jurisdiction to settle any dispute in connection with this undertaking and I irrevocably submit to the exclusive jurisdiction of the Jersey Courts and agree that any such proceedings in respect of such dispute may be brought in such Courts.

IN WITNESS WHEREOF, this undertaking has been executed and delivered on the date first above written,

EXECUTED as an instrument by

/s/ Rafeal E. Brown
Rafeal E. Brown

IRREVOCABLE UNDERTAKING

To:	Mimecast Limited

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

Attention: Robert Nault

Email: rnault@mimecast.com

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Stuart M. Cable / Lisa R. Haddad / Mark Opper / Lillian Kim

Facsimile No.: (617) 523-1231

E-Mail: scable@goodwinlaw.com / haddad@goodwinlaw.com /

mopper@goodwinlaw.com / lkim@goodwinlaw.com

Magnesium Bidco Limited

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Michail Zekkos / Ryan Lanpher / Justin Herridge

Email: Michail.Zekkos@permira.com / Ryan.Lanpher@permira.com /

            Justin.Herridge@Permira.com

with a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com

January 10, 2022

Dear Sirs

Mimecast Limited (the “Company”)

Magnesium Bidco Limited (“Buyer”)

In connection with the proposed acquisition of the Company by Buyer by way of a Jersey scheme of arrangement (the “Scheme of Arrangement”), I, Robert P. Nault, hereby irrevocably and unconditionally undertake, represent and warrant to and confirm and agree as follows:

1.	SHAREHOLDINGS

I represent and warrant to the Company and Buyer that:

1.1	I am the beneficial owner of ordinary shares of $0.012 each in the capital of the Company (the “Shares”) which are held on my behalf indirectly through Cede & Co;

1.2	I am able to procure that Cede & Co transfers the legal title to some or all of the Shares to me free of any encumbrances, liens, charges or third party rights of any kind whatsoever; and

1.3	I have full power to enter into this undertaking and to perform the obligations under this undertaking.

2.	TRANSFER OF LEGAL TITLE

2.1

For the purposes of the majority in number test that is required under Jersey law as part of the approval of the Scheme of Arrangement, I hereby irrevocably and unconditionally undertake to the Company and Buyer that:

2.1.1

I shall, as soon as reasonably practicable after the date of this undertaking, procure that Cede & Co transfers the legal title to no less than five (5) Shares (the “Transferred Shares”) to me so that I am registered as a shareholder on the Company’s register of members maintained by Computershare; and

2.1.2

I shall continue to directly hold legal title to, and shall not directly or indirectly transfer, pledge, encumber or otherwise dispose of any economic or voting rights with respect to, any of the Transferred Shares (or enter into any voting agreement, voting trust or similar agreement with respect to the voting of such shares) until the shareholder meeting convened by the Royal Court of Jersey to approve the Scheme of Arrangement (the “Court Meeting”) has been held.

3.	VOTING

3.1

I will vote, in person or by proxy, each of the Transferred Shares in favour of the Scheme of Arrangement at the Court Meeting and in favour of the resolutions at the general meeting of the Company convened in connection with the Scheme of Arrangement.

4.	DOCUMENTATION

I consent to this undertaking being referred to in any documentation in connection with the Scheme of Arrangement.

5.	LAPSE OF THIS UNDERTAKING

This undertaking shall lapse and be of no further force or effect if (i) the Scheme of Arrangement does not become effective in accordance with its terms or (ii) the Transaction Agreement, dated December 7, 2021, by and between the Company and Buyer, has been terminated in accordance with its terms.

6.	CONFIRMATIONS AND ACKNOWLEDGEMENT

I confirm that, except to the extent otherwise specified, the obligations set out in this undertaking are unconditional and irrevocable.

7.	GOVERNING LAW

This undertaking shall be governed by, and interpreted in accordance with, Jersey law. I agree that the Jersey Courts shall have exclusive jurisdiction to settle any dispute in connection with this undertaking and I irrevocably submit to the exclusive jurisdiction of the Jersey Courts and agree that any such proceedings in respect of such dispute may be brought in such Courts.

IN WITNESS WHEREOF, this undertaking has been executed and delivered on the date first above written,

EXECUTED as an instrument by

/s/ Robert P. Nault
Robert P. Nault

IRREVOCABLE UNDERTAKING

To:	Mimecast Limited

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

Attention: Robert Nault

Email: rnault@mimecast.com

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Stuart M. Cable / Lisa R. Haddad / Mark Opper / Lillian Kim

Facsimile No.: (617) 523-1231

E-Mail: scable@goodwinlaw.com / haddad@goodwinlaw.com /

mopper@goodwinlaw.com / lkim@goodwinlaw.com

Magnesium Bidco Limited

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Michail Zekkos / Ryan Lanpher / Justin Herridge

Email: Michail.Zekkos@permira.com / Ryan.Lanpher@permira.com /

            Justin.Herridge@Permira.com

with a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com

January 10, 2022

Dear Sirs

Mimecast Limited (the “Company”)

Magnesium Bidco Limited (“Buyer”)

In connection with the proposed acquisition of the Company by Buyer by way of a Jersey scheme of arrangement (the “Scheme of Arrangement”), I, Heather Bentley, hereby irrevocably and unconditionally undertake, represent and warrant to and confirm and agree as follows:

1.	SHAREHOLDINGS

I represent and warrant to the Company and Buyer that:

1.1	I am the beneficial owner of ordinary shares of $0.012 each in the capital of the Company (the “Shares”) which are held on my behalf indirectly through Cede & Co;

1.2	I am able to procure that Cede & Co transfers the legal title to some or all of the Shares to me free of any encumbrances, liens, charges or third party rights of any kind whatsoever; and

1.3	I have full power to enter into this undertaking and to perform the obligations under this undertaking.

2.	TRANSFER OF LEGAL TITLE

2.1

For the purposes of the majority in number test that is required under Jersey law as part of the approval of the Scheme of Arrangement, I hereby irrevocably and unconditionally undertake to the Company and Buyer that:

2.1.1

I shall, as soon as reasonably practicable after the date of this undertaking, procure that Cede & Co transfers the legal title to no less than five (5) Shares (the “Transferred Shares”) to me so that I am registered as a shareholder on the Company’s register of members maintained by Computershare; and

2.1.2

I shall continue to directly hold legal title to, and shall not directly or indirectly transfer, pledge, encumber or otherwise dispose of any economic or voting rights with respect to, any of the Transferred Shares (or enter into any voting agreement, voting trust or similar agreement with respect to the voting of such shares) until the shareholder meeting convened by the Royal Court of Jersey to approve the Scheme of Arrangement (the “Court Meeting”) has been held.

3.	VOTING

3.1

I will vote, in person or by proxy, each of the Transferred Shares in favour of the Scheme of Arrangement at the Court Meeting and in favour of the resolutions at the general meeting of the Company convened in connection with the Scheme of Arrangement.

4.	DOCUMENTATION

I consent to this undertaking being referred to in any documentation in connection with the Scheme of Arrangement.

5.	LAPSE OF THIS UNDERTAKING

This undertaking shall lapse and be of no further force or effect if (i) the Scheme of Arrangement does not become effective in accordance with its terms or (ii) the Transaction Agreement, dated December 7, 2021, by and between the Company and Buyer, has been terminated in accordance with its terms.

6.	CONFIRMATIONS AND ACKNOWLEDGEMENT

I confirm that, except to the extent otherwise specified, the obligations set out in this undertaking are unconditional and irrevocable.

7.	GOVERNING LAW

This undertaking shall be governed by, and interpreted in accordance with, Jersey law. I agree that the Jersey Courts shall have exclusive jurisdiction to settle any dispute in connection with this undertaking and I irrevocably submit to the exclusive jurisdiction of the Jersey Courts and agree that any such proceedings in respect of such dispute may be brought in such Courts.

IN WITNESS WHEREOF, this undertaking has been executed and delivered on the date first above written,

EXECUTED as an instrument by

/s/ Heather Bentley
Heather Bentley

IRREVOCABLE UNDERTAKING

To:	Mimecast Limited

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

Attention: Robert Nault

Email: rnault@mimecast.com

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Stuart M. Cable / Lisa R. Haddad / Mark Opper / Lillian Kim

Facsimile No.: (617) 523-1231

E-Mail: scable@goodwinlaw.com / haddad@goodwinlaw.com /

mopper@goodwinlaw.com / lkim@goodwinlaw.com

Magnesium Bidco Limited

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Michail Zekkos / Ryan Lanpher / Justin Herridge

Email: Michail.Zekkos@permira.com / Ryan.Lanpher@permira.com /

            Justin.Herridge@Permira.com

with a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com

January 10, 2022

Dear Sirs

Mimecast Limited (the “Company”)

Magnesium Bidco Limited (“Buyer”)

In connection with the proposed acquisition of the Company by Buyer by way of a Jersey scheme of arrangement (the “Scheme of Arrangement”), I, Helen Kresner, hereby irrevocably and unconditionally undertake, represent and warrant to and confirm and agree as follows:

1.	SHAREHOLDINGS

I represent and warrant to the Company and Buyer that:

1.1	I am the beneficial owner of ordinary shares of $0.012 each in the capital of the Company (the “Shares”) which are held on my behalf indirectly through Cede & Co;

1.2	I am able to procure that Cede & Co transfers the legal title to some or all of the Shares to me free of any encumbrances, liens, charges or third party rights of any kind whatsoever; and

1.3	I have full power to enter into this undertaking and to perform the obligations under this undertaking.

2.	TRANSFER OF LEGAL TITLE

2.1

For the purposes of the majority in number test that is required under Jersey law as part of the approval of the Scheme of Arrangement, I hereby irrevocably and unconditionally undertake to the Company and Buyer that:

2.1.1

I shall, as soon as reasonably practicable after the date of this undertaking, procure that Cede & Co transfers the legal title to no less than five (5) Shares (the “Transferred Shares”) to me so that I am registered as a shareholder on the Company’s register of members maintained by Computershare; and

2.1.2

I shall continue to directly hold legal title to, and shall not directly or indirectly transfer, pledge, encumber or otherwise dispose of any economic or voting rights with respect to, any of the Transferred Shares (or enter into any voting agreement, voting trust or similar agreement with respect to the voting of such shares) until the shareholder meeting convened by the Royal Court of Jersey to approve the Scheme of Arrangement (the “Court Meeting”) has been held.

3.	VOTING

3.1

I will vote, in person or by proxy, each of the Transferred Shares in favour of the Scheme of Arrangement at the Court Meeting and in favour of the resolutions at the general meeting of the Company convened in connection with the Scheme of Arrangement.

4.	DOCUMENTATION

I consent to this undertaking being referred to in any documentation in connection with the Scheme of Arrangement.

5.	LAPSE OF THIS UNDERTAKING

This undertaking shall lapse and be of no further force or effect if (i) the Scheme of Arrangement does not become effective in accordance with its terms or (ii) the Transaction Agreement, dated December 7, 2021, by and between the Company and Buyer, has been terminated in accordance with its terms.

6.	CONFIRMATIONS AND ACKNOWLEDGEMENT

I confirm that, except to the extent otherwise specified, the obligations set out in this undertaking are unconditional and irrevocable.

7.	GOVERNING LAW

This undertaking shall be governed by, and interpreted in accordance with, Jersey law. I agree that the Jersey Courts shall have exclusive jurisdiction to settle any dispute in connection with this undertaking and I irrevocably submit to the exclusive jurisdiction of the Jersey Courts and agree that any such proceedings in respect of such dispute may be brought in such Courts.

IN WITNESS WHEREOF, this undertaking has been executed and delivered on the date first above written,

EXECUTED as an instrument by

/s/ Helen Kresner
Helen Kresner

IRREVOCABLE UNDERTAKING

To:	Mimecast Limited

1 Finsbury Avenue

London EC2M 2PF, United Kingdom

Attention: Robert Nault

Email: rnault@mimecast.com

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Stuart M. Cable / Lisa R. Haddad / Mark Opper / Lillian Kim

Facsimile No.: (617) 523-1231

E-Mail: scable@goodwinlaw.com / haddad@goodwinlaw.com /

mopper@goodwinlaw.com / lkim@goodwinlaw.com

Magnesium Bidco Limited

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Michail Zekkos / Ryan Lanpher / Justin Herridge

Email: Michail.Zekkos@permira.com / Ryan.Lanpher@permira.com /

            Justin.Herridge@Permira.com

with a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com

January 10, 2022

Dear Sirs

Mimecast Limited (the “Company”)

Magnesium Bidco Limited (“Buyer”)

In connection with the proposed acquisition of the Company by Buyer by way of a Jersey scheme of arrangement (the “Scheme of Arrangement”), I, Neil Murray, hereby irrevocably and unconditionally undertake, represent and warrant to and confirm and agree as follows:

1.	SHAREHOLDINGS

I represent and warrant to the Company and Buyer that:

1.1	I am the beneficial owner of ordinary shares of $0.012 each in the capital of the Company (the “Shares”) which are held on my behalf indirectly through Cede & Co;

1.2	I am able to procure that Cede & Co transfers the legal title to some or all of the Shares to me free of any encumbrances, liens, charges or third party rights of any kind whatsoever; and

1.3	I have full power to enter into this undertaking and to perform the obligations under this undertaking.

2.	TRANSFER OF LEGAL TITLE

2.1

For the purposes of the majority in number test that is required under Jersey law as part of the approval of the Scheme of Arrangement, I hereby irrevocably and unconditionally undertake to the Company and Buyer that:

2.1.1

I shall, as soon as reasonably practicable after the date of this undertaking, procure that Cede & Co transfers the legal title to no less than five (5) Shares (the “Transferred Shares”) to me so that I am registered as a shareholder on the Company’s register of members maintained by Computershare; and

2.1.2

I shall continue to directly hold legal title to, and shall not directly or indirectly transfer, pledge, encumber or otherwise dispose of any economic or voting rights with respect to, any of the Transferred Shares (or enter into any voting agreement, voting trust or similar agreement with respect to the voting of such shares) until the shareholder meeting convened by the Royal Court of Jersey to approve the Scheme of Arrangement (the “Court Meeting”) has been held.

3.	VOTING

3.1

I will vote, in person or by proxy, each of the Transferred Shares in favour of the Scheme of Arrangement at the Court Meeting and in favour of the resolutions at the general meeting of the Company convened in connection with the Scheme of Arrangement.

4.	DOCUMENTATION

I consent to this undertaking being referred to in any documentation in connection with the Scheme of Arrangement.

5.	LAPSE OF THIS UNDERTAKING

This undertaking shall lapse and be of no further force or effect if (i) the Scheme of Arrangement does not become effective in accordance with its terms or (ii) the Transaction Agreement, dated December 7, 2021, by and between the Company and Buyer, has been terminated in accordance with its terms.

6.	CONFIRMATIONS AND ACKNOWLEDGEMENT

I confirm that, except to the extent otherwise specified, the obligations set out in this undertaking are unconditional and irrevocable.

7.	GOVERNING LAW

This undertaking shall be governed by, and interpreted in accordance with, Jersey law. I agree that the Jersey Courts shall have exclusive jurisdiction to settle any dispute in connection with this undertaking and I irrevocably submit to the exclusive jurisdiction of the Jersey Courts and agree that any such proceedings in respect of such dispute may be brought in such Courts.

IN WITNESS WHEREOF, this undertaking has been executed and delivered on the date first above written,

EXECUTED as an instrument by

/s/ Neil Murray
Neil Murray

Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by [•], London Time, on [•]. Online Before The Meeting Go to www.investorvote.com/mime or scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Scheme Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A I/We being (a) member(s) of Mimecast Limited (the “Company”), appoint Peter Bauer, or, failing him, any other director of Mimecast who acts as the chairman of the scheme meeting or: Name of Proxy: Number of shares in relation to which proxy is authorized to act: . as my/our proxy to exercise all or any of my/our rights to attend, speak and vote in respect of my/our voting entitlement on my/our behalf at the scheme meeting of the Company to be held at the offices of the Company located at 1 Finsbury Avenue, London EC2M 2PF United Kingdom on [•], 2022 at [•] (London time), and at any adjournment of the meeting. ☐ Please tick here if this proxy appointment is one of multiple appointments being made.(For the appointment of more than one proxy, please refer to Explanatory Note 3.) I/We would like my/our proxy to vote on the resolutions to be proposed at the meeting as indicated on this form of proxy. Unless otherwise instructed, the proxy can vote as he or she chooses or can decide not to vote at all in relation to any business of the meeting (including any amendment to a resolution). B The Board of Directors recommends a vote FOR the following proposal. For Against + Approve the scheme of arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey. ☐ ☐

Explanatory Notes 1. You are entitled to appoint one or more proxies of your own choice to exercise all or any of your rights to attend and to speak and vote at the meeting. A proxy need not be a shareholder of the Company. If you appoint more than one proxy, each proxy must be appointed to exercise the rights attached to a different share or shares held by you. You can only appoint a proxy in accordance with the procedures set out in these notes and in the notes to the notice of meeting. 2. If you wish to appoint a proxy other than the persons named on the reverse side, please insert the relevant person’s full name in the space provided and delete the words “Peter Bauer, or, failing him, any other director of Mimecast who acts as the chairman of the scheme meeting”. Please initial any such alteration. If you sign and return this form of proxy with no name in the space provided, the persons named on the reverse side will be deemed to be your proxy. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the space next to the name of the proxy the number of shares in relation to which the person is authorised to act as your proxy. If you sign and return this form of proxy and leave this space blank, your proxy will be deemed to be authorised to act in respect of your full voting entitlement (or if this form of proxy has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account). 3. To appoint more than one proxy, you will need to complete a separate form of proxy in relation to each appointment. Additional forms of proxy may be obtained by contacting Innisfree M&A Incorporated at [•], or you may photocopy this form of proxy. You will need to state clearly on each form of proxy the number of shares in relation to which the proxy is appointed. Please therefore indicate next to the name of the proxy the number of shares in relation to which the person is authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms of proxy must be signed and should be returned together in the same envelope. A failure to specify the number of shares to which each proxy appointment relates or specifying a number in excess of the number of shares held by you may result in the proxy appointment being invalid. 4. Completion and return of this form of proxy will not preclude you from attending and voting in person at the meeting if you wish. If you do attend the meeting in person, your proxy appointments will automatically be terminated. 5. If you would like your proxy to vote in a certain way on the resolutions specified, please indicate with an “X” in the appropriate box above how you wish your vote to be cast. If you fail to select any of the given options, your proxy can vote as he or she chooses or can decide not to vote at all. Your proxy can also do this on any other business which may come before the meeting, including amendments to resolutions and any procedural business. 6. In the case of a body corporate, this form of proxy must be executed under its common seal or signed on its behalf by its duly authorised officer, attorney or other person authorised to sign. 7. In the case of joint holders, only one joint holder need sign this form of proxy, but the names of all the joint holders must be stated. The vote of the senior joint holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of other joint holders. For this purpose, seniority shall be determined by the order in which the names appear in the register of members in respect of the joint holding. 8. To be valid, this form of proxy (duly signed and together with any power of attorney or other authority under which it is signed) must be received by post or (during normal business hours only) by hand at the offices of the Company’s registrar, Computershare, P.O. Box 505008, Louisville, KY 40233-9814, USA no later than [•] (London time) on [•] (or, if the meeting is adjourned, no later than 48 hours (excluding non-working days) before the time of any adjourned meeting). IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Mimecast Limited + Notice of the Scheme Meeting of Shareholders—[•], 2022 Mimecast Limited, 1 Finsbury Avenue, London EC2M 2PF United Kingdom Proxy Solicited by Board of Directors for the Scheme Meeting—[•] (London Time) on [•], 2022 C Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Attorneys should also submit powers of attorney. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. / /

Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by [•], London Time, on [•]. Online Before The Meeting Go to www.investorvote.com/mime or scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Company General Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A I/We being (a) member(s) of Mimecast Limited (the “Company”), appoint Peter Bauer, or, failing him, any other director of Mimecast who acts as the chairman of the general meeting or: Name of Proxy: . Number of shares in relation to which proxy is authorized to act: . as my/our proxy to exercise all or any of my/our rights to attend, speak and vote in respect of my/our voting entitlement on my/our behalf at the Company general meeting to be held at the offices of the Company located at 1 Finsbury Avenue, London EC2M 2PF United Kingdom on [•], 2022 at [•] (London time), and at any adjournment of the meeting. ☐ Please tick here e of multiple appointments being made.(For the appointment of more than one proxy, please refer to Explanatory Note 3.) I/We would like my/our proxy to vote on the resolutions to be proposed at the meeting as indicated on this form of proxy. Unless otherwise instructed, the proxy can vote as he or she chooses or can decide not to vote at all in relation to any business of the meeting (including any amendment to a resolution). B The Board of Directors recommends a vote FOR the following proposal. Special Resolution For Against Abstain + Proposal 1—Authorize the directors of Mimecast Limited to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect and to amend the Articles of Association of Mimecast so that any ordinary shares of Mimecast Limited that are issued on or after the Voting Record Time (as defined in the Scheme of Arrangement) to persons other than Magnesium Bidco Limited or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by Magnesium Bidco Limited and/or its nominee(s) for the Per Share Consideration (as defined in the Scheme of Arrangement). ☐ ☐ ☐ Ordinary Resolution (non-binding) For Against Abstain Proposal 2—Approve, on a non-binding, advisory basis, the golden parachute compensation between Mimecast Limited and its named executive officers relating to the Transaction. ☐ ☐ ☐ Explanatory Notes 1. You are entitled to appoint one or more proxies of your own choice to exercise all or any of your rights to attend and to speak and vote at the meeting. A proxy need not be a shareholder of the Company. If you appoint more than one proxy, each proxy must be appointed to exercise the rights attached to a different share or shares held by you. You can only appoint a proxy in accordance with the procedures set out in these notes and in the notes to the notice of meeting. 2. If you wish to appoint a proxy other than the persons named on the reverse side, please insert the relevant person’s full name in the space provided and delete the words “Peter Bauer, or, failing him, any other director of Mimecast who acts as chairman of the general meeting”. Please initial any such alteration. If you sign and return this form of proxy with no name in the space provided, the persons named on the reverse side will be deemed to be your proxy. If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the space next to the name of the proxy the number of shares in relation to which the person is authorised to act as your proxy. If you sign and return this form of proxy and leave this space blank, your proxy will be deemed to be authorised to act in respect of your full voting entitlement (or if this form of proxy has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account). 3. To appoint more than one proxy, you will need to complete a separate form of proxy in relation to each appointment. Additional forms of proxy may be obtained by contacting Innisfree M&A Incorporated at [•], or you may photocopy this form of proxy. You will need to state clearly on each form of proxy the number of shares in relation to which the proxy is appointed. Please therefore indicate next to the name of the proxy the number of shares in relation to which the person is authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms of proxy must be signed and should be returned together in the same envelope. A failure to specify the number of shares to which each proxy appointment relates or specifying a number in excess of the number of shares held by you may result in the proxy appointment being invalid. 4. Completion and return of this form of proxy will not preclude you from attending and voting in person at the meeting if you wish. If you do attend the meeting in person, your proxy appointments will automatically be terminated. 5. If you would like your proxy to vote in a certain way on the resolutions specified, please indicate with an “X” in the appropriate box above how you wish your vote to be cast. If you fail to select any of the given options, your proxy can vote as he or she chooses or can decide not to vote at all. Your proxy can also do this on any other business which may come before the meeting, including amendments to resolutions and any procedural business. 6. The “Abstain” option on this form of proxy is provided to enable you to instruct your proxy not to vote on any particular resolution. However, an abstention is not a vote in law and will not be counted in the calculation of the votes for and against a resolution. 7. In the case of a body corporate, this form of proxy must be executed under its common seal or signed on its behalf by its duly authorised officer, attorney or other person authorised to sign. 8. In the case of joint holders, only one joint holder need sign this form of proxy, but the names of all the joint holders must be stated. The vote of the senior joint holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of other joint holders. For this purpose, seniority shall be determined by the order in which the names appear in the register of members in respect of the joint holding. 9. To be valid, this form of proxy (duly signed and together with any power of attorney or other authority under which it is signed) must be received by post or (during normal business hours only) by hand at the offices of the Company’s registrar, Computershare, P.O. Box 505008, Louisville, KY 40233-9814, USA no later than [•] (London time) on [•] (or, if the meeting is adjourned, no later than 48 hours (excluding non-working days) before the time of any adjourned meeting). IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Mimecast Limited + Notice of the Company General Meeting of Shareholders—[•], 2022 Mimecast Limited, 1 Finsbury Avenue, London EC2M 2PF United Kingdom Proxy Solicited by Board of Directors for the Company General Meeting—[•] (London Time) on [•], 2022

C Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Attorneys should also submit powers of attorney. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. / /